Exhibit 10(y)(i)

L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

(Restated Effective as of August 31, 2020)

9043754.3

        L3Harris Link Simulation and Training
        Pension Plan
9043754.3

        L3Harris Link Simulation and Training
        Pension Plan
9043754.3

        L3Harris Link Simulation and Training
        Pension Plan
9043754.3

INTRODUCTION

On February 10, 2000, L-3 Communications Corporation (“L-3”) acquired substantially all of the assets of the Link Simulation and Training business operations of Raytheon Company, and Link Simulation and Training became a division of L-3. In connection with the acquisition, L-3 established the L-3 Link Simulation and Training Retirement Plan (the “Plan”) originally effective February 11, 2000.

The Plan is frozen as of January 1, 2007 with respect to new hires; thus, employees hired on or after January 1, 2007 are not eligible to participate in the Plan.

The L-3 Communications Infrared Products Retirement Plan (the “Infrared Plan”) was merged into the Plan effective January 1, 2013 by the addition of Appendix C and Exhibits J – N. The terms of Appendix C and Exhibits J - N apply to Participants who were participants in the Infrared Plan on or before December 31, 2012.

Effective after the close of business on December 31, 2016, L-3 Communications Corporation changed its name to L3 Technologies, Inc. Accordingly, the name of the Plan was changed from the L-3 Link Simulation and Training Retirement Plan to the L3 Link Simulation and Training Retirement Plan effective January 1, 2017.

L3 Technologies, Inc. became a subsidiary of L3Harris Technologies, Inc. effective June 29, 2019. All benefit accruals under the Plan will cease effective December 31, 2019, except as set forth in Appendix X attached hereto.

The Plan is amended and restated effective January 1, 2020 and the name of the Plan is changed to the L3Harris Link Simulation and Training Pension Plan as of that date. The Plan is further amended and restated effective August 31, 2020 to reflect the change in Plan sponsorship from L3 Technologies, Inc. to L3Harris Technologies, Inc.

The benefits payable to or on behalf of a Participant in accordance with the provisions of this restated Plan shall not be affected by the terms of any amendment to the Plan adopted after such Participant’s employment terminates, unless the amendment expressly provides otherwise.

The Plan is a qualified pension plan that is intended to comply with the provisions of Section 401(a) of the Code and other applicable provisions of the Code and ERISA.

        L3Harris Link Simulation and Training
    Pension Plan
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ARTICLE I - DEFINITIONS
1.1    General.

Whenever any of the following terms are used in the Plan with the first letter capitalized, they shall have the meaning specified below unless modified by the terms in the Applicable Exhibit or the context clearly indicates to the contrary.
1.2    Accrued Benefit.

“Accrued Benefit” means the Accrued Benefit as defined in the Applicable Exhibit.
1.3    Actuarial Equivalent; Actuarially Equivalent.

“Actuarial Equivalent; Actuarially Equivalent” means the equivalent of a given Benefit or its optional form as defined in the Applicable Exhibit. For purposes of Section 4.3:

(a)    The interest rate used for purposes of computing single sum payments shall be the adjusted first, second and third segment rates described in section 417(e)(3) of the Code, as specified by the Commissioner for the August that immediately precedes the Plan Year in which payment is made. For this purpose, the segment rates are the spot segment rates that would be determined for the applicable month under section 430(h)(2)(C) without the 24-month averaging under section 430(h)(2)(D), and determined without regard to the adjustment for the 25-year average segment rates provided in section 430(h)(2)(C)(iv) of the Code. For distributions with annuity starting dates occurring during plan years beginning on or after January 1, 2008 and before January 1, 2012, these segment rates are adjusted by blending with the rate of interest for 30-year Treasury securities under the transition percentages specified in section 417(e)(3)(D)(iii).

(b)    The mortality assumption shall be taken from the applicable mortality table specified for the Plan Year in which payment is made. The applicable mortality tables are set forth in section 1.430(h)(3)-1 of the regulations and Notice 2008-85, 2008-42 I.R.B. 905.
1.4    Administrator.

“Administrator” means the Committee.
1.5    Affiliated Company.

“Affiliated Company” means the Company and the controlled group of corporations, trades and businesses as determined under regulations issued by the Secretary of the Treasury or his delegate under Sections 414(b) and 414(c) of the Code (and, for purposes
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of Section 415 of such Code, under subsection 415(h)) of which the Company is a member.
1.6    Anniversary Date.

“Anniversary Date” means an anniversary of a Participant’s first day on the job after his first employment by the Employer, or an anniversary of his first day on the job following his most recent reemployment by the Employer.
1.7    Annuity Starting Date.

“Annuity Starting Date” means the Early, Normal, or Late Retirement Date of a Participant or Former Participant, as defined in the Applicable Exhibit, or such date as may be elected by a Participant or Former Participant, provided:

(a)    Such election is made prior to a Separation from Service by giving written notice to the Administrator; and

(b)    Such date is not more than ten years later than the Participant’s or Former Participant’s Normal or Late Retirement Date, as the case may be; and

(c)    The present value of Benefit payments to be made to a Participant or Former Participant at the Annuity Starting Date is more than 50% of the present value of the total of Benefit payments to be made to the Participant or Former Participant and any Beneficiary, except where such Beneficiary is the spouse of the Participant or Former Participant; and

(d)    Any Participant or Former Participant who has properly elected an Annuity Starting Date may revoke such election and make a new election at any time prior to his Annuity Starting Date by giving written notice to the Administrator.
1.8    Applicable Exhibit.

“Applicable Exhibit” means each of Exhibits A-I attached hereto that by its terms apply to a particular Participant and his Benefit, which is incorporated herein by reference and is a part of the Plan.
1.9    Beneficiary.

“Beneficiary” means a person or trust designated in writing on forms supplied by the Administrator and delivered to the Administrator from time to time by a Participant or Former Participant (or by a Contingent Annuitant or Beneficiary who survives the Participant or Former Participant and who, as a result, is entitled to receive Benefits) to receive Benefits in the event of his death, as provided herein; or if no effective designation is made, then Beneficiary means either his spouse or if there is no spouse, the
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estate of the decedent. If a married Participant designated his or her spouse as Beneficiary and the Plan is provided with written proof of a subsequent legal divorce with such spouse, his or her ex-spouse shall be deemed to have predeceased the Participant for purposes of this Beneficiary designation except to the extent an applicable court order provides that death benefits are payable to the ex-spouse.
1.10    Benefit.

“Benefit” means payments payable in the amounts, to the persons, at the times, and over the applicable period (including any final lump sum payment) specified in Article IV.
1.11    Benefit Accrual Service.

“Benefit Accrual Service” means Benefit Accrual Service as defined in the Applicable Exhibit.
1.12    Board.

“Board” means the Board of Directors of the Company.
1.13    Code.

“Code” means the Internal Revenue Code of 1986 as now in effect or as hereafter amended. All references to Sections of the Code are to such Sections as they may from time to time be amended or renumbered.
1.14    Committee.

“Committee” means the L3Harris Technologies, Inc. Employee Benefits Committee.
1.15    Company.

“Company” means, effective August 31, 2020, L3Harris Technologies, Inc. Prior to August 31, 2020, “Company” meant L3 Technologies, Inc. The Company shall act with respect to the Plan through the Board of Directors.
1.16    Compensation; Basic Compensation.

“Compensation” or “Basic Compensation” is defined in the Applicable Exhibit and shall include
(a)    employee deferrals under a plan maintained by the Company pursuant to Code Section 125, 132(f)(4) or 402(k);

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(b)    compensation prior to February 11, 2000 determined in accordance with the terms of the Prior Plan, as defined in the Applicable Exhibit; and

(c)    amounts received from the Employer for the period of short term disability and/or period of “qualified military service,” as defined in Code Section 414(u)(5) and to the extent required by Code Section 414(u).

The term Compensation shall include “compensation,” as defined in the Prior Plan, as defined in the Applicable Exhibit, credited to the Participant prior to February 11, 2000, under the Prior Plan.
Compensation and Basic Compensation for determining benefit accruals in any Plan Year shall be taken into account up to, but shall not exceed, the limit in Section 401(a)(17) of the Code in effect for that Plan Year. Any increase in the Section 401(a)(17) limit shall not apply to years preceding the first year for which the increase is effective. If a cost of living adjustment is declared under the Code Section 401(a)(17) with respect to any calendar year, it shall affect the Compensation or Basic Compensation for the Plan Year that begins on the January 1st of that same calendar year.

Compensation for purposes of determining whether an Employee is a Highly Compensated Employee shall mean as defined by Section 415(c)(3) of the Code. For purposes of determining a Participant’s benefits, Compensation and Basic Compensation shall not include stock-based compensation (whether settled in cash or stock) or discretionary cash appreciation awards. For the avoidance of doubt, stock-based compensation includes cash payments made as dividend equivalents on stock-based awards, and cash payments earned as a result of stock price appreciation or total shareholder returns (whether on a relative or absolute basis).
1.17    Contingent Annuitant.

“Contingent Annuitant” means a person properly designated by a Participant or Former Participant to receive Benefits, solely in accordance with the terms of the Plan, in the event of his death after the Participant’s or Former Participant’s Annuity Starting Date.
1.18    Continuous Service.

“Continuous Service” means an Employee’s Continuous Service as defined in the Applicable Exhibit.
1.19    Death Benefit.

“Death Benefit” means the Benefit payable following a Participant’s or Former Participant’s death before Retirement under the Applicable Exhibit.
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1.20    Early Retirement.

“Early Retirement” means a Participant’s or Former Participant’s retirement upon his Early Retirement Date.

1.21    Early Retirement Benefit.

“Early Retirement Benefit” means the Early Retirement Benefit payable to or with respect to a Participant or Former Participant under the Applicable Exhibit.
1.22    Early Retirement Date.

“Early Retirement Date” means the first day of the calendar month next following a Participant’s or Former Participant’s termination of employment if it occurs earlier than his Normal Retirement Date.
1.23    Effective Date.

“Effective Date” means February 11, 2000. The effective date of this amendment and restatement is August 31, 2020.
1.24    Employee.

“Employee” means any person who renders services to the Employer in the status of an employee, as that term is defined in Section 3121(d) of the Code. The Employer’s classification of a person at the time services are performed by such person shall be conclusive for the purpose of the foregoing rules. No reclassification of a person’s status with the Employer, for any reason, without reason to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not the Employer agrees to such reclassification, either retroactively or prospectively, shall result in the person being regarded as an Employee during such time. With respect to each Applicable Exhibit, the term “Employee” shall include only the persons who satisfy the eligibility requirements prescribed in the respective Exhibit (or are otherwise described therein).
1.25    Employer.

“Employer” means The Link Simulation & Training Division of the Company.
1.26    ERISA.

“ERISA” means the Employee Retirement Income Security Act of 1974 as it may be amended from time to time.
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1.27    Former Participant.

“Former Participant” means a person who has had a Separation from Service and is receiving or entitled to receive Benefits under the Plan.
1.28    Hours of Service.

“Hours of Service” means the sum of:

(a)    A Participant’s or Former Participant’s hours of actual work on the job,

(b)    his periods of vacation, holiday, military service, paid sick leave or paid leave of absence, computed on the basis of the number of hours in his regularly scheduled work day and work week, and

(c)    his periods of receipt of employer-funded disability pay, converted to Hours of Service on the basis of 40 Hours of Service for each week in which he receives any such pay, and for a salaried Employee by dividing his most recent salary by the average number of regularly-scheduled hours of work in his salary period, ignoring holidays, sick leaves and vacations, and

(d)    his hours for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. In no event shall the same Hours of Service be credited twice under this subsection and subsections (a), (b), or (c), and

(e)    the number of Hours of Service credited to an Employee under subsections (b) or (d) shall be calculated and credited in accordance with 29 C.F.R. §2530.200b-2(b) and (c). Each Hour of Service thus credited shall be attributable to the computation period in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. §2530.200b-1(b) and (c), credits such Hours of Service to another computation period under a reasonable method consistently applied, and

(f)    his Hours of Service with any other employer during which such employer is part of an affiliated service group (under Section 414(m) of the Code), his Hours of Service as a Leased Employee, his Hours of Service credited under Section 414(o) of the Code, or is a part of a controlled group of which the Company is a member.
1.29    Joint and Survivor Annuity.

“Joint and Survivor Annuity” means the Joint and Survivor Annuity as defined in the Applicable Exhibit.
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1.30    Late Retirement.

“Late Retirement” means Late Retirement as defined in the Applicable Exhibit.
1.31    Late Retirement Benefit.

“Late Retirement Benefit” means the Late Retirement Benefit payable under the Applicable Exhibit.
1.32    Late Retirement Date.

“Late Retirement Date” means the first day of the calendar month coinciding with or next following a Participant’s or Former Participant’s Separation from Service occurring later than his Normal Retirement Date, but in no event later than the Annuity Starting Date.
1.33    Leased Employee.

A person who is not an Employee of the Employer or an Affiliated Company and who performs services for the Employer or an Affiliated Company pursuant to an agreement between the Employer or Affiliated Company and a leasing organization shall be considered a “leased employee” if such person performed the services for a year and such services are performed under the primary direction or control of the Employer. A person who is considered a “leased employee” of the Employer or an Affiliated Company shall not be considered an Employee for purposes of the Plan.

If such a person participates in the Plan as a result of subsequent employment with the Employer, he shall receive credit for his period of employment as a leased employee for all purposes except determining the amount of his retirement benefit under section 6.1 of the Plan. Notwithstanding the preceding provisions of this section, a leased employee shall be treated as an Employee for purposes of applying the requirements described in section 414(n)(3) of the Code.
1.34    Normal Retirement.

“Normal Retirement” means a Participant’s or Former Participant’s retirement upon his Normal Retirement Date.
1.35    Normal Retirement Benefit.

“Normal Retirement Benefit” means the Normal Retirement Benefit payable under the Applicable Exhibit.
1.36    Normal Retirement Date.

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“Normal Retirement Date” means the first day of the calendar month coincident with or next following a Participant’s or Former Participant’s 65th birthday.
1.37    Optional Forms of Retirement Distribution.

“Optional Forms of Retirement Distributions means the Optional Forms of Retirement Distribution as defined in the Applicable Exhibit.
1.38    Participant.

“Participant” means any person included in the Plan as provided in Article II and who has not had a Separation from Service; provided, however, that a person who again becomes an Employee following a Separation from Service and is included in the Plan as provided in Article II shall be considered a Participant. With respect to each Exhibit of the Plan, the term “Participant” shall include only the persons who satisfy the eligibility requirements prescribed in the respective Exhibit (or are otherwise described therein).
1.39    Plan.

“Plan” means the L3Harris Link Simulation and Training Pension Plan and the Applicable Exhibits as they have been or may be amended from time to time.
1.40    Plan Enrolled Actuary.

“Plan Enrolled Actuary” means that person who is enrolled by the Joint Board for the Enrollment of Actuaries established under Subtitle C of Title III of ERISA and who has been engaged by the Administrator on behalf of all Participants to make and render all necessary actuarial determinations, statements, opinions, assumptions, reports, and valuations under the Plan as required by law or requested by the Administrator.
1.41    Plan Year.
“Plan Year” means with respect to the first Plan Year, the period beginning on February 11, 2000 and ending on December 31, 2000. Thereafter, the Plan Year shall be the calendar year.
1.42    Separation from Service.

“Separation from Service” means an Employee’s Separation from Service as defined in the Applicable Exhibit.
1.43    Social Security Retirement Date.

    “Social Security Retirement Date” means:
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(a)    For a Participant or Former Participant born prior to 1938, the first day of the calendar month coincident with or next following his 65th birthday,

(b)    For a Participant or Former Participant born after 1937 and before 1955, the first day of the calendar month coincident with or next following his 66th birthday, and

(c)    For a Participant or Former Participant born after 1954, the first day of the calendar month coincident with or next following his 67th birthday.
1.44    Total Benefit Accrual Service.

“Total Benefit Accrual Service” means with respect to each Employee the sum of his Benefit Accrual Service pursuant to the Applicable Exhibits under this Plan.
1.45    Trust.

“Trust” means the trust established pursuant to the Trust Agreement.
1.46    Trust Agreement.

“Trust Agreement” means the agreement between the Company and the Trustee, and any successor agreement made and entered into for the establishment of a Trust to hold the assets of the Plan. By this reference, the Trust Agreement is incorporated herein.
1.47    Trustee.

“Trustee” means the trustee acting under the Trust Agreement.
1.48    Trust Fund.

“Trust Fund” means the cash, securities, and other property held by the Trustee for the purposes of the Plan.
1.49    Year of Vesting Service.
“Year of Vesting Service” means an Employee’s Year of Vesting Service as defined in the Applicable Exhibit. For purposes of determining a Year of Vesting Service under this Plan, a layoff shall only refer to a temporary layoff with recall rights.
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ARTICLE II - ELIGIBILITY
2.1    Requirements for Participation.

The requirements for participation are as set forth in the Applicable Exhibit.
2.2    Termination of Participation.

A Participant shall cease to be a Participant and shall become entitled to Benefits, if any, in accordance with Article IV, upon his Separation from Service.
2.3    Forfeitures.

Forfeitures shall occur as set forth in the Applicable Exhibit.
2.4    Participation on or after January 1, 2007.

Notwithstanding any other provision in any Applicable Exhibit, the Plan shall be frozen effective as of January 1, 2007 as to new participation as follows:

(a)    An individual who is hired on or after January 1, 2007 shall not be eligible to participate in the Plan.

(b)    An individual who is hired by an Affiliated Company prior to January 1, 2007 and transfers employment from the Affiliated Company to the Employer on or after January 1, 2007 and on or before December 31, 2013 shall be eligible to participate in the Plan.

(c)    An individual who, prior to January 1, 2007, was an Employee in a classification that was not eligible to participate in the Plan and, on or after January 1, 2007 and on or before December 31, 2019, transfers to a classification of Employees that would, but for this subsection (c) be eligible to participate in the Plan, shall be eligible to participate in the Plan.
2.5    Termination of Employment Followed by Reemployment.

(a)    A Participant who is eligible for benefits under an Applicable Exhibit and who terminates employment with the Employer and is subsequently reemployed by the Employer prior to January 1, 2007 shall be eligible to participate in the Plan under the terms of such Applicable Exhibit immediately prior to his termination of employment.

(b)    A Participant who terminates employment with the Employer on any date and is subsequently reemployed by the Employer on or after January 1, 2007 and on or
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before December 31, 2019 and no more than five years after the date of his termination of employment shall be eligible to participate in the Plan under the terms of the Applicable Exhibit immediately prior to his termination of employment date, provided that such Participant upon reemployment is not classified as a training employee or functional employee other than those training employees or functional employees who provide headquarters support functions and are identified by organization codes listed in the Pension Eligibility Matrix maintained by the Employer.

(c)    A Participant who terminates employment with the Employer on any date and is subsequently reemployed by the Employer on or after January 1, 2007 and more than five years after his termination of employment date shall not be eligible to participate in the Plan. A Participant who incurs a termination of employment at any time and is reemployed by the Employer on or after January 1, 2020 shall not be eligible to participate in the Plan. With respect to his period of reemployment, such Employee shall receive credit for his Years of Vesting Service, as determined under the Applicable Exhibit prior to his termination of employment, and shall not receive credit for Benefit Accrual Service or Compensation.
2.6    Deferred Vested Benefit.

If any benefit under any welfare benefit plan maintained by the Employer or Affiliated Company is dependent on “retirement” under this Plan, then the receipt of a deferred vested termination benefit shall not constitute “retirement.”

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ARTICLE III – FUNDING OF BENEFITS
3.1    Source of Contributions.

The cost of Benefits under the Plan, to the extent not provided by contributions of Participants if required under the Applicable Exhibit, shall be provided by Employer contributions not less than in such amounts, and at such times, as the Plan Enrolled Actuary shall certify to be necessary, to fund Benefits under the Plan in accordance with the actuarial assumptions selected by such Actuary from time to time in accordance with the funding policies and method selected by the Company.
3.2    Limitations.

Employer contributions to the Trust Fund for any taxable year shall be not less than that amount necessary to maintain the qualified status of the Plan and Trust, and to comply with all applicable legal requirements and shall be made no later than the due date, including extensions, for filing the Company’s Federal income tax return..
3.3    Application of Forfeitures.

Forfeitures shall not be applied to increase the Benefits any Participant would otherwise receive under the Plan, and shall be applied to reduce contributions of the Company.
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ARTICLE IV – RETIREMENT, TERMINATION OR DEATH
4.1    Benefits.

(a)    A Participant or Former Participant shall be entitled to a Benefit upon retirement, termination or death as set forth in this Article and the Applicable Exhibit.

(b)    Notwithstanding any provision of the Plan to the contrary, a Participant will be credited with service for eligibility, vesting and benefit accrual purposes for “qualified military service,” as defined in Code Section 414(u)(5), to the extent required by Code Section 414(u). In the case of a Participant who dies while performing qualified military service, the survivors of the Participant are entitled to any additional benefits because of death, including vesting and survivor benefits contingent on termination of employment, that would have been provided under the Plan had the Participant resumed employment and then terminated employment on account of death. An individual receiving a “differential wage payment,” as defined in Section 3401(h) of the Code, is treated as an employee of the Employer making the payment and the differential wage payment is treated as compensation for purposes of Code requirements applicable to the Plan.
(c)    A Participant who is entitled to a Benefit under Exhibit A, C, D, E, F, G, H or I shall be 100 percent vested at all times. A Participant who is entitled to a Benefit under Exhibit B shall become vested in accordance with Section 3.9-B.

(d)    In no event shall the amount of a Participant’s Normal Retirement Benefit under the Applicable Exhibit be less than the Early Retirement Benefit that would be payable to the Participant at any time prior to his Normal Retirement Date.
4.2    Limitation on Benefits.

(a)    Notwithstanding any other provisions of the Plan, in no event may that portion of a Participant’s or Former Participant’s Benefit paid in any one calendar year (which shall be the limitation year of the Plan) under this Plan and any other defined benefit plan maintained by the Company and not attributable under Regulations of the Secretary of the Treasury or his delegate to Benefits attributable to Participant Contributions or benefits directly transferred to this Plan from another qualified plan, exceed the maximum permissible amount determined as an amount Actuarially Equivalent to a benefit payable annually in the form of a single life annuity (with no ancillary benefits) equal to the lesser of (1) or (2) below, where:

(1)    is $160,000 for an Employee who is credited with an Hour of Service on or after December 31, 2002. Each January thereafter the dollar limitation will be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under
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Section 415(d) of the Code in such manner as the Secretary shall prescribe; and

(2)    is 100% of the Participant’s average Compensation for the three consecutive calendar years while participating in the Plan in which the Participant’s Compensation was highest.

(b)    In determining the maximum annual benefit, the provisions of Section 415 of the Code are incorporated by reference.

(c)    For purposes of this Section 4.2, Compensation means compensation as defined in Treasury Regulation Section 1.415(c)-2(d)(2) and (3), provided that Compensation shall include employee deferrals under a plan maintained by the Employer pursuant to Code Sections 125, 132(f)(4) and 401(k). Solely with respect to the definition of compensation for purposes of Section 415 of the Code, amounts under Section 125 of the Code shall include amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

For purposes of the limitation under Section 415 of the Code, Compensation for the limitation year shall include compensation paid by the later of 2-½ months after a Participant’s severance from employment with the Company or an Affiliated Company or the end of the limitation year that includes the date of the Participant’s severance from employment with the Company or an Affiliated Company, if:
(i) the payment is regular compensation for services during the Participant’s regular working hours, or compensation for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Participant while the Participant continued in employment with the Company or an Affiliated Company; or
(ii) the payment is for unused accrued bona fide sick, vacation or other leave that the Participant would have been able to use if employment had continued; or
(iii) the payment is received by the Participant pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income.
Any payments not described above shall not be considered compensation if paid after severance from employment, even if they are paid by the later of 2-½ months after the date of severance from employment or the end of the limitation year that includes the date of severance from employment, except: (a) payments to an
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individual who does not currently perform services for the Company or an Affiliated Company by reason of qualified military service (within the meaning of Section 414(u)(1) of the Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Company or an Affiliated Company rather than entering qualified military service; or (b) compensation paid to a Participant who is permanently and totally disabled, as defined in Section 22(e)(3) of the Code, provided salary continuation applies to all Participants who are permanently and totally disabled for a fixed or determinable period, or the Participant was not a highly compensated employee, as defined in Section 414(q) of the Code, immediately before becoming disabled.
(d)     For purposes of Section 4.2, the actuarially equivalent straight life annuity of a form of benefit that is not subject to Code Section 417(e)(3) is equal to the greater of (1) the annual amount of the straight life annuity (if any) payable to the participant under the plan commencing at the same annuity starting date as the participant’s form of benefit; and (2) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the participant’s form of benefit, computed using a 5 percent interest rate assumption and the applicable mortality table set forth in Section 1.3 for that annuity starting date.
For purposes of Section 4.2, the actuarially equivalent straight life annuity of a form of benefit not described in the prior paragraph is equal to the greatest of (I) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the participant’s form of benefit, computed using the interest rate and the mortality table (or other tabular factor) determined under the applicable exhibit to the plan for adjusting benefits in the same form; (II) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the participant’s form of benefit, computed using a 5.5 percent interest rate assumption and the applicable mortality table set forth in Section 1.3; and (III) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the participant’s form of benefit, computed using the applicable interest rate and the applicable mortality table set forth in Section 1.3, divided by 1.05.
(e)    If the Annual Benefit of a Participant commences prior to age 62, the defined benefit dollar limitation shall be the following amount:
(i) If the plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the annual amount of a benefit payable in the form of a straight life annuity commencing at the participant’s annuity starting date that is the actuarial equivalent of the dollar limitation (adjusted for years of participation less than 10, if required) with
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actuarial equivalence computed using a 5 percent interest rate assumption and the applicable mortality table set forth in Section 1.3 for the annuity starting date (and expressing the participant’s age based on completed calendar months as of the annuity starting date).
(ii) If the plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the lesser of the limitation determined under paragraph (i) above and the dollar limitation (adjusted for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the plan at the participant’s annuity starting date to the annual amount of the immediately commencing straight life annuity under the plan at age 62, both determined without applying the limitations of this section.
(f)    If the Annual Benefit of a Participant commences after age 65, the defined benefit dollar limitation shall be the following amount:
(i) If the plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the annual amount of a benefit payable in the form of a straight life annuity commencing at the participant’s annuity starting date that is the actuarial equivalent of the dollar limitation (adjusted for years of participation less than 10, if required) with actuarial equivalence computed using a 5 percent interest rate assumption and the applicable mortality table set forth in Section 1.3 for that annuity starting date (and expressing the participant’s age based on completed calendar months as of the annuity starting date).
(ii) If the plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the lesser of the limitation determined under paragraph (i) above and the dollar limitation (adjusted for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the plan at the participant’s annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the plan at age 65, both determined without applying the limitations of this section
4.3    Small Payments.

(a)    Whenever the provisions of the Plan would, but for this Section, give rise to a distribution, if the monthly payments are less than $50.00, the Administrator may make, or authorize others to make, Actuarially Equivalent payments at intervals sufficiently less frequently so that no payment is less than $50.00.

(b)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Vested Accrued Benefit, if any, is not greater than $5,000, the recipient will receive a
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distribution of the present value of the entire Vested Accrued Benefit as soon as administratively feasible following termination of employment with the Affiliated Company, provided that if such amount is more than $1,000, it shall not be paid prior to the Participant’s Normal Retirement Date without the Participant’s consent.
4.4    Deemed Distribution.

Notwithstanding any contrary provision of the Plan, in the event that a Participant separates from service with the Company, and has not, as of the date he separates from service, met the service and other requirements that would enable him to be 100% vested in all his accrued Plan benefits, then, as of the date he separates from service, he shall be deemed to have received a distribution of his unvested accrued benefits under the Plan. The amount of this deemed distribution shall be zero. Following a distribution or deemed distribution under this Section 4.3, the Participant shall have no remaining Benefit under the Plan.
4.5    Suspension of Benefits upon Re-Employment or after Normal Retirement Date.

(a)    If any Participant or Former Participant again becomes an Employee with a Company and completes at least forty (40) Hours of Service in any month (hereinafter “Full Time Post-Retirement Service”) after his Early, Normal or Late Retirement Date, all Benefit payments under Article IV of the Applicable Exhibit or Article III in the case of Exhibits B, C and D, shall cease in accordance with the L3 Reemployment of Former Employees Policy. Similarly, for a Participant who continues to be employed in Full Time Post-Retirement Service after his Normal Retirement Date, the actuarial value of Benefits which commence later than Normal Retirement Date will be computed without regard to amounts that would have been suspended under the preceding sentence had the Participant been receiving Benefits since his Normal Retirement Date.

(b)    If Benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed in Full Time Post-Retirement Service. A Participant or Former Participant or his Beneficiary or Contingent Annuitant shall be entitled to the Benefits provided under Article IV of the Applicable Exhibit, or Article III in the case of Exhibits B, C, and D reduced by the Actuarial Equivalent of Benefits or payments paid before such re-employment, and increased by the Actuarial Equivalent of that portion of the Participant’s or Former Participant’s Benefits which (i) were suspended pursuant to subsection (a) (or, in the case of a Participant who continues to be employed in Full Time Post-Retirement Service after his Normal Retirement Date, which would have been suspended as described in subsection (a)), and (ii) exceed the amount which the Plan is allowed to permanently withhold under the Department of Labor Regulation at Section 2530.203-3(d) of Title 29 of the Code of Federal Regulations.
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(c)    No Benefit payment shall be permanently withheld by the Plan pursuant to this Section unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month or payroll period in which the Plan permanently withholds payments that his Benefits are suspended. Such notifications shall contain a description of the specific reasons why Benefit payments are being suspended, a general description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of Title 29 of the Code of Federal Regulations. In addition, the notice shall inform the Participant of the Plan’s procedures for affording a review of the suspension of Benefits in accordance with the claims procedure under Section 5.8.

(d)    Notwithstanding the foregoing, benefits payable under this Plan will not be suspended if a Participant was both receiving benefits under this Plan and employed by Harris Corporation or any of its subsidiaries on the effective date of the merger of Leopard Merger Sub Inc. (“Leopard”) with and into the Company as contemplated by the Agreement and Plan of Merger, dated as of October 12, 2018, among the Company, Harris Corporation and Leopard.
4.6    Rehire After Lump Sum Distribution.

If a lump sum distribution is made to a Participant who is subsequently rehired by the Company, Benefit Accrual Service attributable to the period of employment for which the lump sum distribution was made shall be taken into account for purposes of determining the Participant’s benefit under this Plan, provided that any subsequent distribution to the Participant under this Plan shall be offset and reduced by the amount previously distributed to the Participant.
4.7    Commencement of Benefits.

(a)    Notwithstanding anything herein to the contrary, the payment of Benefits hereunder to any Participant or Former Participant will begin not later than the 60th day after the latest of the close of the Plan Year in which:

(1)    the date on which the Participant or Former Participant attains the earlier of age 65 or the normal retirement age specified herein;

(2)    occurs the 10th anniversary of the year in which the Participant or Former Participant commenced participation in the Plan; or

(3)    the Participant has a Separation from Service with the Employer and all Affiliated Companies.

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(b)    All distributions under the Plan shall comply with the requirements of Section 401(a)(9) of the Code as incorporated in Appendix A.
4.8    Rollovers and Direct Transfers from the Plan.

(a)    Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section, a Distributee may elect, subject to the Joint and Survivor Annuity provisions in the Applicable Exhibit, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(b)    The following definitions apply to subsection (a):

(1)    An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: a distribution of a Benefit for any year that is reasonably expected to be less than $200.00, a distribution of a portion of a Benefit that is $500.00 or less, any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually), made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(2)    An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, a qualified trust described in Section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution, an annuity contract described in Section 403(b) of the Code, an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan and a Roth IRA described in Section 408A of the Code.

(3)    A Distributee includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of
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the Code, are Distributees with regard to the interest of the spouse or former spouse. A “Distributee” also includes the Employee’s non-spouse designated Beneficiary under Section 1.9 of the Plan. In the case of a non-spouse Beneficiary, the direct rollover may be made only to an individual retirement account or annuity described in Section 408(a) or Section 408(b) of the Code (“IRA”) that is established on behalf of the designated Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code.

(4)    A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
4.9    Notice and Election Period.

(a)    Notice Requirement. The Plan Administrator shall provide each Participant no less than 30 days and no more than 90 days prior to the annuity starting date a written explanation of: (1) the terms and conditions of a qualified Joint and Survivor Annuity; (2) the Participant’s right to make and the effect of an election to waive the qualified Joint and Survivor Annuity form of Benefit; (3) the rights of a Participant’s spouse; (4) the right to make, and the effect of, a revocation of a previous election to waive the qualified Joint and Survivor Annuity; and (5) the relative values of the various optional forms of Benefit under the Plan.

(b)    Waiver of 30-Day Period. The annuity starting date for a distribution may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (1) the Participant has been provided with an explanation that clearly indicates that the Participant has at least 30 days to consider whether to waive the qualified Joint and Survivor Annuity and elect a different form of distribution; (2) the Participant (with spousal consent if the Participant is married) elects to receive a distribution after the explanation has been provided but before the 30-day period has elapsed; (3) the Participant may revoke a distribution election until the later of the annuity starting date or the expiration of the 7-day period that begins the day after the explanation was provided to the Participant; (4) the annuity starting date is after the date the explanation is provided to the Participant; and (5) distribution in accordance with the Participant’s election does not begin before the expiration of the 7-day period that begins on the day after the explanation is provided to the Participant.

(c)    Retroactive Annuity Starting Date. The annuity starting date for a distribution may be prior to the date the written explanation is provided (referred to herein as a “retroactive annuity starting date”) subject to the following: (1) the Participant has been provided with an explanation that clearly indicates that the Participant has at least 30 days to consider whether to waive the qualified Joint and Survivor Annuity and elect a different form of distribution; (2) distributions do not begin for at least 30 and not more than 90 days after the explanation has been provided,
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provided that distributions may begin less than 30 days after the explanation has been provided if the requirements of subsection (b) above are met; (3) the Participant and spouse, if applicable may elect to receive distributions based on a retroactive annuity starting date or may elect an actuarially increased Benefit to be distributed as of an annuity starting date that is at least 30 days (or 7 days if the Participant and spouse have so elected under subsection (b) above) after the explanation has been received; (4) the Participant, with the spouse’s consent, if applicable, elects to receive distributions based on a retroactive annuity starting date.

In the case of a retroactive annuity starting date distribution, make up payments for each Plan Year shall be adjusted for interest for the delayed payments based on the published Federal Mid-Term rate in effect for August of the prior Plan Year, provided that for distributions occurring in 2007, the interest rate shall be the interest rate for August 2006 or November 2006, whichever produces the greater benefit. Such distribution of makeup payments plus interest will be paid in a lump sum on the distribution date. Subsequent to this lump sum distribution, the monthly Benefit amount payable shall be the same amount that would have been paid had payments actually commenced to the Participant on the retroactive annuity starting date. In the case of a retroactive annuity starting date distribution, any actuarial adjustments to a Participant’s Accrued Benefit shall be based on the actuarial assumptions otherwise stated in the Plan as are utilized for purposes of Late Retirement. The requirements of Treasury Regulation Section 1.417(e)-1 concerning retroactive annuity starting dates are hereby incorporated by reference.

(d)    Definitions. For purposes of this Section, the term “annuity starting date” means the first day of the first period for which an amount is paid as an annuity.
4.10    Waiver and Spousal Consent Necessary for Optional Forms of Benefit.

(a)    General Rules. A married Participant may elect an optional form of Benefit, in lieu of the normal form of Benefit, only if he and his spouse meet all the requirements of this Section.

(b)    Waiver.

(1)    After receiving the notice explaining the normal form of Benefit, described in Section 4.7, the married Participant must waive his right to the normal form of Benefit, by making a Proper Application concerning his waiver.

(2)    The waiver shall specify the optional Benefit, and, if applicable, the designated nonspouse Beneficiary (or any single or class of contingent Beneficiaries).

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(c)    Spousal Consent.

(1)    After the Participant’s receipt of notice explaining the normal form of Benefit, described in Section 4.7(a), the Participant’s spouse must give written consent to the Participant’s waiver of the normal form of Benefit, in order for the waiver to be effective. (The Committee’s delivery of the explanatory notice to the Participant shall be deemed also to be delivery to the spouse.) The spouse’s written consent shall be made by Proper Application and shall:

(A)    express the effect of waiving the normal form of Benefit;

(B)    be notarized;

(C)    consent to the optional form of Benefit being selected;

(D)    consent to a designated Beneficiary other than herself, if applicable; and

(E)    state whether or not the consent is revocable. However, if the consent form is silent as to this issue, then it shall be considered to be revocable, under the terms of this Section.

(2)    If the Participant has designated a Beneficiary other than his Eligible Spouse, then such a designation shall not be effective unless the Eligible Spouse gives written consent to the Beneficiary designation, by making Proper Application. This consent must state that the Beneficiary cannot be changed further without further spousal consent, unless the written consent form explicitly states that no such further consent with respect to another change in designated Beneficiary is necessary.

Any waiver of a qualified Joint and Survivor Annuity or any spousal consent described in this Section 4.8 shall be binding only upon the individual spouse who gives the consent. It shall not be binding upon any subsequent spouse of the Participant.

4.11    Transfers

If a Participant is transferred to any business unit within the group comprised of all Affiliated Companies other than the Employer as defined in this Plan (a “Transferee Business Unit”) at any time after the Effective Date, then for all purposes of determining the Participant’s benefits under this Plan, any service or compensation earned by the Participant with a Transferee Business Unit from the date of transfer until the date of the Participant’s termination of employment with all Affiliated Companies will be treated as though earned by the Participant with the Employer. After the date of transfer, such
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Participant shall not become a participant in any other defined benefit pension plan maintained by any Affiliated Company. Any participant in any defined benefit pension plan maintained by any Affiliated Company other than this Plan who is transferred to the Employer and who continues to be treated as an active participant in such other plan shall not become a Participant in this Plan.

4.12    Special Lump Sum Distributions

A Participant shall receive a lump sum payment of his or her benefit under an Applicable Exhibit to the Plan on or before December 31, 2017 if all of the following requirements have been satisfied:
(a)The Participant is entitled to benefits under one or more of the following Applicable Exhibits to the Plan (the “Participating Applicable Exhibits”):

(i)Exhibit B - New Hires And Former Participants In The Non-Contributory Benefit Structure Of The Raytheon Non-Bargaining Pension Plan
(ii)Exhibit I - Former Participants In The Hughes Personal Retirement Account Plan
(iii)Exhibit L - Former Participants In The L-3 Communications Infrared Products Retirement Plan (Exhibit C – Former Participants in the Raytheon Company Pension Plan for Salaried Employees – Exhibit A (Raytheon Company Pension Plan for Salaried Employees))
(iv)Exhibit M - Former Participants in the L-3 Communications Infrared Products Retirement Plan (Exhibit D – Former Participants in the Raytheon Company Pension Plan for Salaried Employees - Exhibit E (Raytheon TI Systems Pension Plan))
(b)The Actuarial Equivalent present value of the Participant’s vested benefit under the Participating Applicable Exhibit is less than $100,000.
(c)The Participant terminated employment with the Company and all Affiliated Companies before January 1, 2017 and has not been reemployed by the Company or any Affiliated Company in any capacity thereafter.
(d)The Participant has not attained his or her Normal Retirement Date as of November 1, 2017.
(e)The Participant elects in accordance with Plan requirements and the following provisions of this sub-section to receive his or her benefit under a Participating Applicable Exhibit in the form of a lump sum distribution at any time on or after September 18, 2017 and on or before October 31, 2017.
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(i)If the Participant has not attained his or her Early Retirement Date or Normal Retirement Date, the Participant may alternatively elect to receive his or her benefit in the form of a single life annuity if the Participant is not married or a 50% or 75% joint and survivor annuity with the spouse as beneficiary if the Participant is married.
(ii)If the Participant has attained his or her Early Retirement Date or Normal Retirement Date, the Participant may alternatively elect any benefit form available to the Participant under the other provisions of the Plan and Participating Applicable Exhibit.
(iii)The election is available only to Participants and is not available to surviving spouses, beneficiaries or alternate payees pursuant to a qualified domestic relations order (QDRO).
(iv)If the Participant is entitled to benefits under more than one Participating Applicable Exhibit, he or she may make a separate election with respect to each Participating Applicable Exhibit, provided the Participant has separately satisfied the requirements of this Section with respect to each such Participating Applicable Exhibit.
(f)The Participant’s benefit is not subject to a proposed or approved QDRO on file with the Plan’s QDRO administrator as of November 3, 2017. If the Participant’s benefit becomes subject to a QDRO after November 3, 2017 and on or before December 31, 2017, only a shared interest QDRO will be approved by the Plan.
4.13    Termination of Benefit Accruals
Notwithstanding any provision of the Plan, including Applicable Exhibits, to the contrary, no additional benefits shall accrue under this Plan, including Applicable Exhibits, after December 31, 2019 except as set forth in Appendix X attached hereto.
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ARTICLE V – ADMINISTRATIVE PROVISIONS
5.1    Committee’s Discretionary Power To Interpret And Administer The Plan

1.Appointment. The Committee shall be appointed from time to time by the most senior human resources officer of L3Harris Technologies, Inc. to serve at his or her pleasure. Any member of the Committee may resign by delivering his or her written resignation to the most senior human resources officer of L3Harris Technologies, Inc.
2.Role Under ERISA. The Committee is the “Plan Administrator” for operation and administration of the Plan, and the “administrator” under ERISA. The Committee is designated as agent for service of legal process. The L3Harris Technologies, Inc. Investment Committee shall be a “named fiduciary” of the Plan within the meaning of such term as used in ERISA solely with respect to its power to appoint certain fiduciaries under the Plan and its management of the assets of the Plan. The Committee shall be a “named fiduciary” of the Plan within the meaning of such term as used in ERISA solely with respect to its power to appoint certain fiduciaries under the Plan and the exercise of its administrative duties set forth in the Plan that are fiduciary acts. The Plan Administrator and named fiduciaries may delegate any and all of their responsibilities and may consult with and hire outside experts.
3.Administrative Procedures. The Committee and its delegates shall from time to time establish rules and procedures for the administration and interpretation of the Plan and the transaction of its business.
4.Discretionary Power To Interpret Plan.
(1)    The Committee has complete discretionary and final authority to (i) determine all questions concerning eligibility, elections, contributions, and benefits under the Plan, (ii) construe all terms under the Plan, including any uncertain terms, and (iii) determine all questions concerning Plan administration. All administrative decisions made by the Committee, and all its interpretations of the Plan documents, shall be given full deference by any court of law.
(2)    Information that concerns an interpretation of the Plan or a discretionary determination, can be properly provided only by the Committee, and not by any delegate (except legal counsel).
(3)Should any individual receive oral or written information concerning the Plan, which is contradicted by a subsequent determination by the Committee, then the Committee’s final determination shall control.
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5.2    Rules Of The Committee

1.Any act which the Plan authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, shall constitute the action of the Committee and shall have the same effect for all purposes as if made by all members of the Committee at the time in office. The Committee may act without any writing that records its decisions, and need not document its meetings or teleconferences. The Committee may also act through any authorized representative.
2.The members of the Committee may authorize one or more of their number to execute or deliver any instrument, make any payment or perform any other act which the Plan authorizes or requires the Committee to do.
3.The Committee may employ counsel and other agents and may procure such clerical, accounting, actuarial and other services as they may require in carrying out the provisions of the Plan.
4.No member of the Committee shall receive any compensation for his services as such. All expenses of administering the Plan, including, but not limited to, fees of accountants, counsel and actuaries shall be paid from the Trust Fund, except to the extent paid by the Company.
5.Each member of the Committee may delegate Committee responsibilities among the Employer directors, officers, or employees, and may consult with or hire outside experts. The expenses of such experts shall be paid by the Trust Fund, to the extent that they are not paid by the Company.
5.3    Claims Procedure

1.Appeal Procedure. The Committee shall make all determinations as to the right of any person to benefits. The Committee shall adopt procedures for the presentation of claims for benefits and for the review of the denial of such claims by the Committee. The decision of the Committee upon such review shall be final, subject to appeal rights provided by law.
2.Legal Action. Any legal action for benefits under the Plan must be commenced within two years of the date that an initial claim for benefits was filed with the Plan Administrator. The Plan Administrator will be the necessary party to any action or proceeding involving the assets held with respect to the Plan or the administration thereof. No Employee, Participant, former Participant or their Beneficiaries, or any other person having or claiming to have an interest in the Plan will be entitled to any notice or process. Any final judgment that may be
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entered in any such action or proceeding will be binding and conclusive on all persons having or claiming to have any interest in the Plan.
5.4    QDRO Claim

Claims relating to or affected by a domestic relations order (as defined by Code Section 414(p)) or draft order shall be determined under the Committee’s procedures concerning domestic relations orders. The claims procedure described in the preceding section shall not apply to any such domestic relations order claim.
5.5    Indemnification Of Committee Members

To the fullest extent permitted by law, the Company agrees to indemnify, to defend, and hold harmless the members of the Committee and its delegates, individually and collectively, against any liability whatsoever for any action taken or omitted by them in good faith in connection with this Plan or their duties hereunder and for any expenses or losses for which they may become liable as a result of any such actions or non-actions unless resultant from their own willful misconduct; and the Company will purchase insurance for the Committee and its delegates to cover any of their potential liabilities with regard to the Plan and Trust.
5.6    Power To Execute Plan And Other Documents

Any appointed Vice President of the Company shall have the authority to execute governmental filings or other documents including the plan document relating to the Plan, or the Vice President may delegate this authority to another officer or employee of the Company.
5.7    Conclusiveness Of Records

In administering the Plan, the Committee may conclusively rely upon the Employer’s payroll and personnel records maintained in the ordinary course of business.
5.8    Forfeiture of Benefits if Participant or Beneficiary Can’t Be Located

A Participant (or, if deceased, his or her Beneficiary if entitled to Benefits under the Plan) is obligated to keep the Administrator informed as to his or her current address at all times. In the event that a Participant or Beneficiary or other recipient of Benefits cannot be located with reasonable efforts by the end of the second calendar year following the date when Benefits are first payable under the Plan, an amount equal to the Benefit payable may be forfeited. If the Participant or Beneficiary or other recipient of Benefits subsequently makes a claim for these forfeited Benefits, at any time, then the amount forfeited will be reinstated, without interest, and paid as soon as practicable.
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ARTICLE VI – MISCELLANEOUS PROVISIONS
6.1    Termination of Plan.

While the Plan is intended as a permanent program, the Company shall have the right at any time to declare the Plan terminated or to discontinue its contributions to the Plan. In the event of such termination or discontinuance, or in the event of partial termination or discontinuance to the extent applicable to the Participants affected thereby, the rights of all Participants who are Employees to their Accrued Benefits, to the extent then funded, shall thereupon vest in full, subject to the order of priority set forth below. In the event of complete termination or discontinuance, the Administrator shall direct the Trustee to make a prompt determination of the fair market value of the Trust Fund and the proportionate amount thereof shall then be applied so as to provide (to the extent not already provided) Benefits in said order of priority, satisfying the requirements of each class in full before proceeding to the next class. Benefits for affected Participants shall be computed on the basis of Compensation received prior to the date of said termination or discontinuance and the funds then available, and proportionately reducing Benefits within the class as to which funds are inadequate to provide Benefits in full, and such amounts when determined shall remain fixed regardless of any person’s employment status thereafter. Such allocation shall be as follows:

(a)    To provide a Normal Retirement Benefit, Early Retirement Benefit and Late Retirement Benefit to each Participant, Former Participant, Contingent Annuitant, or Beneficiary in an amount equal or Actuarially Equivalent to the Participant’s unpaid Accrued Benefit Derived from Participant Contributions. For all purposes of this Section, cash payment may be made if so determined by the Administrator, without election by the Participant or limit on amount.

(b)    To provide all such Benefits payable as monthly payments in excess of amounts determined under subsection (a):

(1)    Which were in pay status as of the beginning of the three-year period ending on the date of such termination or discontinuance as designated by the Administrator, in a manner not inconsistent with applicable law and regulations, based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such Benefit would be the least, with the lowest Benefit in pay status during such three-year period considered the Benefit in pay status, and

(2)    Which would have been in pay status as of the beginning of such three-year period if the Participant had retired prior to the beginning of such three-year period and if his Benefit had commenced as a Normal Retirement Benefit as of the beginning of such period, to each such Benefit based on the provisions of the Plan (as in effect during the five-
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year period ending on such date) under which such Benefit would be the least.

(c)    To provide:

(1)    All other Benefits (if any) of individuals under the Plan guaranteed under Title IV of ERISA (determined without regard to Section 4022(B)(a) thereof), and

(2)    The additional Benefits (if any) which would be determined under clause (1) if Section 4022(b)(5) of ERISA did not apply.

(d)    To provide all other Benefits under the Plan to the extent Vested without regard to this Section.

(e)    To provide all other Benefits under the Plan.

(f)    To return surplus assets, if any, to the Company upon full satisfaction of the foregoing, upon full satisfaction of all liabilities described herein in accordance with Section 4044(d) of ERISA, and in accordance with the Trust Agreement.

(g)    Notwithstanding the provisions contained in Section 6.1(a) through (f) to the contrary, upon spin-off or termination of the Plan within five years of the merger of any other qualified plan into this Plan, Plan assets will be allocated first for the benefits of the Participants in any plan merged into this Plan within such five years on a pro rata basis to the extent of the present value of the benefits of Participants under the merged plans as of the date of the merger.
6.2    Suspension or Return of Contributions.

(a)    A Company shall have the right to suspend its contributions to the Plan at any time for a fixed period of time, and such period may be extended by subsequent actions of such Company. Such suspension shall automatically become a discontinuance of contributions as under Section 6.1 at any time at which in the opinion of the Plan Enrolled Actuary such suspension affects the Benefits to be paid or made available under the Plan. No such suspension shall be allowed to create an “accumulated funding deficiency” under Section 302(a)(2) of ERISA, unless the Plan is then terminated under Section 6.1; provided that in the event of an unintentional creation of an accumulated funding deficiency, the Company shall have 90 days after such a deficiency is finally determined to correct it without such termination. In the event of such suspension, the Plan shall otherwise remain in full force and effect.

(b)    Contributions to the Plan may not be returned to a Company, except as follows:

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(1)    If any contribution of a Company is not allowable or is disallowed as a federal tax deduction, such contribution must be returned to the Company;

(2)    If, in the event of Plan termination, the assets of the Plan are in excess of the amounts required to provide Plan Benefits, then the excess may be returned to the Company as provided in Section 6.1; or

(3)    If a contribution is made by a Company by a mistake of fact, the contribution may be returned to the Company within one year after the payment of the contribution.

Earnings attributable to a contribution in excess of the deductible amount under subsection (1) or a contribution made by a mistake of fact under subsection (3) may not be returned to the Employer, but any loss attributable to such contributions must reduce the amount to be returned.

(c)    Notwithstanding anything herein to the contrary, contributions to this Plan are conditioned, to the extent allowable under the Code and ERISA, upon the initial qualification of the Plan under Section 401 of the Code. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contributions made incident to that initial qualification by the Employer shall be returned to the Employer within one year after the date the initial qualification is denied, provided, however, that the application for qualification is made within the time prescribed under Section 401(b) of the Code.
6.3    Limitation on Rights of Participants.

The Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Employer or the Company and any Participant, or consideration for, or an inducement or condition of, the employment of a Participant. Nothing contained in the Plan shall give any Participant the right to be retained in the service of the Employer or the Company or to interfere with or restrict the right of the Employer or the Company, which is hereby expressly reserved, to discharge or retire any Participant, except as provided by law, at any time with or without cause. Inclusion under the Plan will not give any Participant any right or claim to a retirement income or any other Benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefore in the hands of the Trustee or he is entitled to benefit payments from the Pension Benefit Guaranty Corporation. All Employees, Participants, Beneficiaries, as well as their heirs, successors, and assigns shall be bound by the terms of this Plan.
6.4    Payments and Prohibition Against Assignment.

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(a)    In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Administrator may direct that such payment be made to any person found by the Administrator, in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Administrator, the Committee, the Employer, and the Company and their officers, directors, and employees.

(b)    No part of the Fund shall be liable for the debts, contracts or engagements of any Participant, his Beneficiaries, Contingent Annuitants or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, while in the hands of the Trustee, nor shall any such person have any right to alienate, anticipate, commute, pledge, encumber, or assign any Benefits or payments hereunder in any manner whatsoever, except to designate a Beneficiary or Contingent Annuitant as provided in the Plan. The preceding sentence shall apply to the creation, assignment, or recognition of a right to any Benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Section 414(p) of the Code (“QDRO”).
6.5    Amendment of Plan.

(a)    The Plan may be wholly or partially amended or otherwise modified retroactively or prospectively from time to time by the Company, or, in the alternative, by an officer of the Company authorized by the Board to amend the Plan, provided, however, that any such amendment does not, in the view of such officer, materially increase costs of the Plan to the Company. No amendment that changes the duties or powers of the Trustee shall be adopted without its approval. To the extent permitted by resolution of the Board of Directors of the Company, any delegate of the Board may amend this Plan in whole or in part at any time or from time to time. Any such amendment shall be by an instrument in writing.

(b)    Subject to Section 6.1 and the Trust Agreement, no amendment shall be made at any time under which any part of the Trust Fund may be diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries or which shall decrease the percentage or amount of the interest of any Participant which shall theretofore have become Vested, or which shall decrease his Accrued Benefit. For purposes of this subsection, an amendment to the Plan which eliminates an Optional Form of Retirement Distribution attributable to service before the amendment shall be treated as decreasing an Accrued Benefit.

(c)    Notwithstanding anything herein to the contrary, this Plan may be amended prospectively or retroactively at any time by the Company, upon reasonable notice to the Trustee, if deemed necessary to conform to the provisions and
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requirements of ERISA or the Code or regulations promulgated pursuant thereto in order to maintain the tax-exempt status of the Plan, or to conform to the provisions and requirements of any law, regulation, order or ruling affecting the character or purpose of the Plan.
6.6    Errors, Misstatements, and Payment of Interest.

No Participant or Beneficiary shall have any right to any payment made (a) in error, (b) in contravention to the terms of the Plan, the Code, or ERISA, or (c) because the Committee or its delegates were not informed of any death. The Committee shall have full rights under the law and ERISA to recover any such mistaken payment, and the right to recover attorney’s fees and other costs incurred with respect to such recovery. Recovery shall be made from future Plan payments, or by any other available means. Except as otherwise specifically provided herein, no interest shall be paid on the payment of any corrected amounts or on any late or estimated payments.
6.7    Limitation on Certain Distributions.
In the event of Plan termination, the Benefit of any highly compensated Participant or highly compensated Former Participant is limited to a Benefit that is nondiscriminatory under Section 401(a)(4) of the Code, as follows:

(a)    Benefits distributed to any of the 25 most highly compensated Participants and highly compensated Former Participants with the greatest compensation in the current or any prior year are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant’s Accrued Benefit and the Participant’s other Benefits under the Plan.

(b)    Paragraph (a) shall not apply if:

(1)    after payment of the Benefit to a Participant described in subsection (a), the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(l)(7) of the Code,

(2)    the value of the Benefit for a Participant described in subsection (a) is less than 1% of the value of current liabilities, or

(3)    the value of the Benefits payable under the Plan to an Employee described above does not exceed $5,000.

(c)    For purposes of this Section, Benefit includes any periodic income, any withdrawal values payable to a living Participant, and any death benefits not provided for by insurance on the Participant’s life.
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(d)    For purposes of this section and all other purposes of the Plan, the term “highly compensated employee” means an Employee who is employed by the Company during the determination year and is:

(1)     An Employee who was a five-percent owner (as defined in Section 416(i)(1) of the Code) at any time during the determination year or the look-back year; or

(2)     An Employee who received compensation in excess of $80,000 (or such higher amount as may be established from time to time by the Internal Revenue Service) and was in the top-paid group for the look-back year.

For purposes of the definition of “highly compensated employee”: the “determination year” is the Plan Year for which the determination of who is a highly compensated employee is being made; the “look back year” is the Plan Year immediately preceding the determination year; the “top-paid group” is the group consisting of the top 20 percent of Employees when ranked on the basis of compensation paid during the look-back year; “compensation” is defined within the meaning of Section 415(c)(3) of the Code and includes elective or salary reduction contributions to a cafeteria plan or a cash or deferred arrangement; and employers aggregated under Section 414(b), (c), (m) or (o) are treated as a single employer.

For purposes of determining the number of Employees in the top-paid group: Employees who normally work less than 17.5 hours per week and Employees who normally work not more than six months during any year shall not be excluded; and Employees who have not completed six months of service and Employees who have not attained age 21 shall be excluded.
6.8    Named Fiduciaries.

(a)    The Committee shall have exclusive authority and discretion to control and manage the operation and administration of the Plan, subject to proper delegation, and shall have the discretionary authority to determine eligibility for Benefits and to construe the terms of the Plan.

(b)    The named fiduciaries, each investment manager within the meaning of Section 3(38) of ERISA, and every person who (1) exercises any discretionary authority or discretionary control respecting management of the Trust Fund or Plan, (2) exercises any authority or control respecting the management or disposition of the assets of the Trust Fund or Plan, (3) renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Trust Fund or Plan or has authority or responsibility to do so, (4) has any discretionary authority or discretionary responsibility in the administration of the Plan, and (5)
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person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be fiduciaries and, as such, shall be subject to provisions of the Plan, the Trust Agreement, ERISA and other applicable laws governing fiduciaries. Provided, however, any person acting solely as Trustee shall be subject only to the provisions of the Trust Agreement and any other contract to which that person is a party, and as a result shall not be subject to the provisions of the Plan. Any person may act in more than one fiduciary capacity.
6.9    Receipt and Release for Payment.

Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for each Participant or Beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.
6.10    Transfers Among Affiliated Companies.

(a)    Service Among Affiliated Companies Credited for Eligibility and Vesting. Generally, Service performed for the Employer or any Affiliated Company will be credited among all Affiliated Companies for the purposes of eligibility and vesting.

(b)     Vesting Continues after Transfer. Any Participant who transfers employment to an Affiliated Company shall not be treated as having terminated employment for vesting and distribution purposes. That is, his vesting under the Plan shall continue during his Service with the Affiliated Company, and he may not receive a distribution of Plan benefits until his Service with the Employer and any Affiliated Company ceases.
6.11    Governing Law.

The Plan and the Trust Agreement shall be interpreted, administered and enforced in accordance with the Code and ERISA and the rights of Participants, Former Participants, Beneficiaries and all other persons shall be determined in accordance therewith.
6.12    Pronouns.

The masculine pronoun shall include the feminine pronoun, and the singular shall include the plural where the context so indicates.
6.13    Titles.

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Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan or Trust Agreement.
ARTICLE VII – TOP HEAVY PROVISIONS
7.1    Top Heavy Definitions.

Whenever any of the following terms are used in the Plan with the first letter capitalized, they shall have the meaning specified below unless modified by the Applicable Exhibit or the context clearly indicates to the contrary.

(a)    “Aggregation Group” means each plan of the Company (including any plan that has terminated within the last five years) in which a Key Employee is a Participant, and each other plan of the Company that enables the plan or plans containing a Key Employee to meet the antidiscrimination requirements of Sections 401(a)(4) or 410 of the Code. In addition, the Committee may include in the Aggregation Group any other plan of the Company (including any plan that has terminated in the last five years) that satisfies the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the other plans in the Aggregation Group.

(b)    “Determination Date” means with respect to any Plan Year the last day of the preceding Plan Year, and for the first Plan Year, the first day of such Plan Year.

(c)    “Key Employee” means an employee or former employee (including a deceased employee) of the Employer or an Affiliated Company who, at any time during the Plan Year that includes the Determination Date was an officer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer or an Affiliated Company, or a 1-percent owner of the Employer or an Affiliated Company. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(d)    “Present Value of Accrued Benefit” means the Accrued Benefit determined under the Plan discounted for mortality and interest using the same mortality table and interest rate set forth in Section 1.3. For purposes of determining the Present Value of Accrued Benefits, only nonproportional subsidies shall be taken into account in accordance with Sections 1.416-1, T-26 and T-27 of the regulations under the Code.

(e)    “Top Heavy Group” means any Aggregation Group if the sum of the Present Value of Accrued Benefit for Key Employees under all defined benefit pension plans included in the Aggregation Group, and the sum of the accounts of Key
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Employees under all defined contribution plans included in the Aggregation Group, exceeds 60% of such amounts determined for all Employees, calculated as of the Determination Date using the most recent valuation date within the 12-month period ending on the Determination Date. If more than one defined benefit plan is included in the Aggregation Group, then the accrual of benefits and actuarial assumptions must be uniform.

(f)    “Top Heavy Plan” means each plan of the Company or Companies required to be included in an Aggregation Group, if the Aggregation Group is a Top Heavy Group.
7.2    Top Heavy Group Determination.

For purposes of determining whether a Top Heavy Group exists, the following special rules shall apply:

(a)    Benefits derived from voluntary or mandatory Participant Contributions and Company contributions shall be taken into account, but rollover contributions shall not be taken into account.

(b)    The aggregate of distributions made to any Participant from the Plan or any plans in the Aggregation Group, during the five-year period ending on the Determination Date shall be taken into account in determining the Present Value of Accrued Benefit of any Participant or the account of any Participant under any such plan.

(c)    If a Participant who was a Key Employee ceases to be a Key Employee for a Plan Year, the Accrued Benefit or account of such Participant will not be taken into account for determining whether a Top Heavy Group exists for such Plan Year.

(d)    The present values of Accrued Benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.” The Accrued Benefits and accounts any individual who has not performed services for the Employer or an Affiliated Company for the one-year period ending on the Determination Date shall not be taken into account.

(e)    The term “Company” shall include all of the Affiliated Companies.

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(f)    If a required aggregation group or a permissive aggregation group, as applicable, includes two or more defined benefit plans, the actuarial assumptions used to determine the present value of accrued benefits must be the same with respect to all such defined benefit plans.

(g)    For purposes of determining whether the Plan is Top-Heavy, a Participant’s accrued benefit in a defined benefit plan will be determined under a uniform accrual method which applies in all defined benefit plans maintained by the Company or, where there is no such method, as if such benefit accrued not more rapidly than the slowest rate of accrual permitted under the fractional rule of Section 411(b)(1)(C) of the Code.
7.3    Top Heavy Requirements.

If the Plan is a Top Heavy Plan for any Plan Year, then with respect to such Plan Year the following provisions shall apply:

(a)    Each Participant who has completed three or more Years of Vesting Service, in the aggregate, with the Employer or an Affiliated Company shall be fully vested in his or her minimum accrued benefit described in subsection (b).

(b)    Notwithstanding any other provisions in this Plan except subsection (c) or (d) for any Plan Year in which this Plan is a Top-Heavy Plan, each Participant who is not a Key Employee and has completed 1,000 Hours of Service will accrue a Benefit (to be provided solely by Employer contributions and expressed as a single life annuity commencing at Normal Retirement Date) of not less than 2% of the Participant’s highest average Compensation for the five consecutive years for which the Participant had the highest Compensation. The minimum accrual is determined without regard to any Social Security contribution. In determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee. The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because:

(1)    the Non-Key Employee fails to make mandatory contributions to the Plan if required by the Applicable Exhibit,

(2)    the Non-Key Employee’s Compensation is less than a stated amount,

(3)    the Non-Key Employee is not employed on the last day of the accrual computation period, or

(4)    the Plan is integrated with Social Security.
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(c)    For purposes of computing the minimum accrued benefit, Compensation has the same meaning as contained in Section 4.2(c).

(d)    No additional benefit accruals shall be provided pursuant to subsection (b) to the extent that the total accruals on behalf of the Participant attributable to Company contributions will provide a Benefit expressed as a single life annuity commencing at Normal Retirement Date that equals or exceeds 20% of the Participant’s highest average Compensation for the five consecutive years for which the Participant had the highest Compensation.

(e)    The minimum accrued benefit required under subsection (b) may not be forfeited for any reason if the Participant is 100% Vested.

(f)    The provisions in subsection (b) above shall not apply to any Participant to the extent that the Participant is covered under any other plan or plans of the Company, and the Company has provided the minimum allocation or benefit requirement applicable to this Top Heavy Plan in the other plan or plans.

This L3Harris Link Simulation and Training Pension Plan is hereby amended and restated effective as of August 31, 2020.
                    L3HARRIS TECHNOLOGIES, INC.

Date: August 31, 2020        /s/ Allison Oncel
Allison Oncel
Senior Director, Global Benefits

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APPENDIX A - MINIMUM REQUIRED DISTRIBUTIONS

Section 1.    General Rules

(a)    Requirements of Treasury Regulations Incorporated. Notwithstanding any other provision of the Plan to the contrary, all distributions of a Participant’s interest will be determined and made in accordance with the Treasury regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 401(a)(9)(G) of the Code and the regulations issued thereunder.

(b)    Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions to a Participant, if not made in a single sum, may be made only over one of the following periods:

(1)    the life of the Participant,
(2)    the joint lives of the Participant and a Designated Beneficiary;
(3)    a period certain not extending beyond the Life Expectancy of the Participant, or
(4)    a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a Designated Beneficiary.
(c)    TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Appendix, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

Section 2.     Time and Manner of Distributions

(a)    Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

(b)    Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)    If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year
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in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(2)    If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31, of the calendar year immediately following the calendar year in which the Participant died.

(3)    If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(4)    If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2(b), other than Section 2(b)(1), will apply as if the surviving spouse were the Participant.

For purposes of this subsection (b) and Section 5, distributions are considered to begin on the Participant’s Required Beginning Date (or if subsection (b)(4) applies), the date distributions are required to begin to the surviving spouse under subsection (b)(1).

(c)    Forms of Distribution. Unless the Participant’s interest is distributed in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 3, 4 and 5 of this Appendix. Any part of the Participant’s interest which is in the form of an individual account described in Section 414(k) of the Code will be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and the Treasury regulations that apply to individual accounts.

Section 3.    Determination of Amount to be Distributed Each Year

(a)    General Annuity Requirements. If the Participant’s interest is paid in the form of annuity distributions, under the Plan, payments under the annuity will satisfy the following requirements:

(1)    the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

(2)    the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section 4 or 5;

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(3)    once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

(4)    payments will either be non-increasing or increase only as follows:

(A)    by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

(B)    to the extent of the reduction in the amount of the Participant’s payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Section 4 dies or is no longer the Participant’s Beneficiary pursuant to a qualified domestic relations order within the meaning of Section 414(p) of the Code;

(5)    to provide cash refunds of employee contributions upon the Participant’s death; or

(6)    to pay increased Benefits that result from a Plan amendment.

(b)    Amount Required to be Distributed by Required Beginning Date. The amount that must be distributed on or before the Participant’s Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Section 2(b)(1) or (2)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semiannually, or annually. All of the Participant’s benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant’s Required Beginning Date.

(c)    Additional Accruals After First Distribution Calendar Year. Any additional Benefits accruing to the Participant in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

Section 4.    Requirements for Annuity Distributions That Commence During a Participant’s Lifetime

(a)    Joint Life Annuities Where the Beneficiary is not the Participant’s Spouse. If the Participant’s interest is being distributed in the form of a Joint and Survivor
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Annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant’s Required Beginning Date to the Designated Beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Treas. Reg. § 1.401(a)(9)-6T, Q & A –2. If the form of distribution combines a Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary and a period certain annuity, the requirements in the preceding sentence will apply to annuity payments to be made to the Designated Beneficiary after the expiration of the period certain.

(b)    Period Certain Annuities. Unless the Participant’s spouse is the sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant’s lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Treas. Reg. § 1.401(a)(9)-9 for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Treas. Reg. § 1.401(a)(9)-9 plus the excess of 70 over the age of the Participant as of the Participant’s birthday in the year that contains the Annuity Starting Date. If the Participant’s spouse is the Participant’s sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant’s applicable distribution period, as determined under this Section 4(b), or the joint life and last survivor expectancy of the Participant and the Participant’s spouse as determined under the Joint and Last Survivor Table set forth in Treas. Reg. § 1.401(a)(9)-9, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the calendar year that contains the Annuity Starting Date.

Section 5.    When Participant Dies Before Date Distribution Begins

(a)    Participant Survived by Designated Beneficiary. If the Participant dies before the date distribution of his or her interest begins and there is a Designated Beneficiary, the Participant’s entire interest will be distributed, beginning no later than the time described in Section 2.(b)(1) or (2), over the life of the Designated Beneficiary or over a period certain not exceeding:

(1)    unless the Annuity Starting Date is before the first Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year immediately following the calendar year of the Participant’s death; or
(2)    if the Annuity Starting Date is before the first Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the
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Beneficiary’s age as of the Beneficiary’s birthday in the calendar year that contains the Annuity Starting Date.

(b)    No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c)    Death of Surviving Spouse Before Distributions to Surviving Spouse Begin. If the Participant dies before the date the distribution of his or her interest begins, the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this Section 5 will apply as if the surviving spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Section 2(b).

Section 6.    Definitions

(a)    Annuity Starting Date. The first day of the first period for which an amount is paid as an annuity or any other form and as further defined in the Plan.

(b)    Designated Beneficiary. The individual who is the Designated Beneficiary under Treas. Reg. § 1.401(a)(9)-4, Q&A-1.

(c)    Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 2(b). The required minimum distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

(d)    Life Expectancy. Life expectancy as computed by use of the Single Life Table in Treas. Reg. § 1.401(a)(9)-9.

(e)    Required Beginning Date. April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 ½ and the calendar year in which the Participant retires.
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APPENDIX B - AMENDMENT TO SATISFY BENEFIT LIMITATIONS REQUIRED UNDER § 436 OF THE INTERNAL REVENUE CODE

Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 80 Percent or if the Plan Sponsor is in Bankruptcy

1. Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 80 Percent, But Not Less Than 60 Percent. Notwithstanding any other provisions of the plan, if the plan’s adjusted funding target attainment percentage for a plan year is less than 80 percent (or would be less than 80 percent to the extent described in Section 1(b) below) but is not less than 60 percent, then the limitations set forth in this Section 1 apply.
(a) 50 Percent Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments. A participant or beneficiary is not permitted to elect, and the plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of:
(i) 50 percent of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or
(ii) 100 percent of the PBGC maximum benefit guarantee amount (as defined in § 1.436-1(d)(3)(iii)(C) of the Treasury Regulations).
The limitation set forth in this Section 1(a) does not apply to any payment of a benefit which under § 411(a)(11) of the Internal Revenue Code may be immediately distributed without the consent of the participant. If an optional form of benefit that is otherwise available under the terms of the plan is not available to a participant or beneficiary as of the annuity starting date because of the application of the requirements of this Section 1(a), the participant or beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in § 1.436-1(d)(3)(iii)(D) of the Treasury Regulations). The participant or beneficiary may also elect any other optional form of benefit otherwise available under the plan at that annuity starting date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in this Section 1(a), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the plan.
(b) Plan Amendments Increasing Liability for Benefits. No amendment to the plan that has the effect of increasing liabilities of the plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a plan year if the adjusted funding target attainment percentage for the plan year is:
(i) Less than 80 percent; or
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(ii) 80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.
The limitation set forth in this Section 1(b) does not apply to any amendment to the plan that provides a benefit increase under a plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of participants covered by the amendment.
2. Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage is Less Than 60 Percent. Notwithstanding any other provisions of the plan, if the plan’s adjusted funding target attainment percentage for a plan year is less than 60 percent (or would be less than 60 percent to the extent described in Section 2(b) below), then the limitations in this Section 2 apply.
(a) Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted. A participant or beneficiary is not permitted to elect, and the plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this Section 2(a) does not apply to any payment of a benefit which under § 411(a)(11) of the Internal Revenue Code may be immediately distributed without the consent of the participant.
(b) Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to be Paid. An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a plan year shall not be paid if the adjusted funding target attainment percentage for the plan year is:
(i) Less than 60 percent; or
(ii) 60 percent or more, but would be less than 60 percent if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the plan year is 100 percent.
(c) Benefit Accruals Frozen. Benefit accruals under the plan shall cease as of the applicable section 436 measurement date. In addition, if the plan is required to cease benefit accruals under this Section 2(c), then the plan is not permitted to be amended in a manner that would increase the liabilities of the plan by reason of an increase in benefits or establishment of new benefits.

3. Limitations Applicable if the Plan Sponsor is in Bankruptcy. Notwithstanding any other provisions of the plan, a participant or beneficiary is not permitted to elect, and the plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date that occurs during any period in which the plan sponsor is a debtor in a case under title 11, United States Code, or similar Federal or State law, except for payments made within a plan year with an annuity starting date that
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occurs on or after the date on which the plan’s enrolled actuary certifies that the plan’s adjusted funding target attainment percentage for that plan year is not less than 100 percent. In addition, during such period in which the plan sponsor is a debtor, the plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a plan year that is on or after the date on which the plan’s enrolled actuary certifies that the plan’s adjusted funding target attainment percentage for that plan year is not less than 100 percent. The limitation set forth in this Section 3 does not apply to any payment of a benefit which under § 411(a)(11) of the Internal Revenue Code may be immediately distributed without the consent of the participant.

4. Provisions Applicable After Limitations Cease to Apply.
(a) Resumption of Prohibited Payments. If a limitation on prohibited payments under Section 1(a), Section 2(a), or Section 3 applied to the plan as of a section 436 measurement date, but that limit no longer applies to the plan as of a later section 436 measurement date, then that limitation does not apply to benefits with annuity starting dates that are on or after that later section 436 measurement date.
(b) Resumption of Benefit Accruals. If a limitation on benefit accruals under Section 2(c) applied to the plan as of a section 436 measurement date, but that limitation no longer applies to the plan as of a later section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later section 436 measurement date, except as otherwise provided under the plan. The plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulation 29 CFR § 2530.204-2(c) and (d).
(c) Shutdown and Other Unpredictable Contingent Event Benefits. If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the plan year is not permitted to be paid after the occurrence of the event because of the limitation of Section 2(b), but is permitted to be paid later in the same plan year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the plan year that meets the requirements of § 1.436-1(g)(5)(ii)(B) of the Treasury Regulations), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the plan (determined without regard to Section 2(b)). If the unpredictable contingent event benefit does not become payable during the plan year in accordance with the preceding sentence, then the plan is treated as if it does not provide for that benefit.
(d) Treatment of Plan Amendments That Do Not Take Effect. If a plan amendment does not take effect as of the effective date of the amendment because of the limitation of Section 1(b) or Section 2(c), but is permitted to take effect later in the same plan year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the plan year that meets the requirements of § 1.436-1(g)(5)(ii)(C) of the Treasury Regulations), then the plan amendment must automatically take effect as of the first day of the plan year (or, if later, the original effective date of the
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amendment). If the plan amendment cannot take effect during the same plan year, then it shall be treated as if it were never adopted, unless the plan amendment provides otherwise.

5. Notice Requirement. See section 101(j) of ERISA for rules requiring the plan administrator of a single employer defined benefit pension plan to provide a written notice to participants and beneficiaries within 30 days after certain specified dates if the plan has become subject to a limitation described in Section 1(a), Section 2, or Section 3.

6. Methods to Avoid or Terminate Benefit Limitations. See § 436(b)(2), (c)(2), (e)(2), and (f) of the Internal Revenue Code and § 1.436-1(f) of the Treasury Regulations for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in Sections 1 through 3 for a plan year. In general, the methods a plan sponsor may use to avoid or terminate one or more of the benefit limitations under Sections 1 through 3 for a plan year include employer contributions and elections to increase the amount of plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the plan.

7. Special Rules.
(a) Rules of Operation for Periods Prior to and After Certification of Plan’s Adjusted Funding Target Attainment Percentage.
(i) In General. Section 436(h) of the Internal Revenue Code and § 1.436-1(h) of the Treasury Regulations set forth a series of presumptions that apply (1) before the plan’s enrolled actuary issues a certification of the plan’s adjusted funding target attainment percentage for the plan year and (2) if the plan’s enrolled actuary does not issue a certification of the plan’s adjusted funding target attainment percentage for the plan year before the first day of the 10th month of the plan year (or if the plan’s enrolled actuary issues a range certification for the plan year pursuant to § 1.436-1(h)(4)(ii) of the Treasury Regulations but does not issue a certification of the specific adjusted funding target attainment percentage for the plan by the last day of the plan year). For any period during which a presumption under § 436(h) of the Internal Revenue Code and § 1.436-1(h) of the Treasury Regulations applies to the plan, the limitations under Sections 1 through 3 are applied to the plan as if the adjusted funding target attainment percentage for the plan year were the presumed adjusted funding target attainment percentage determined under the rules of § 436(h) of the Internal Revenue Code and ,§ 1.436-1(h)(1), (2), or (3) of the Treasury Regulations. These presumptions are set forth in Section 7(a)(ii) though (iv).
(ii) Presumption of Continued Underfunding Beginning First Day of Plan Year. If a limitation under Section 1, 2, or 3 applied to the plan on the last day of the preceding plan year, then, commencing on the first day of the current plan year and continuing until the plan’s enrolled actuary issues a certification of the adjusted funding target attainment
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percentage for the plan for the current plan year, or, if earlier, the date Section 7(a)(iii) or Section 7(a)(iv) applies to the plan:
(1) The adjusted funding target attainment percentage of the plan for the current plan year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding plan year; and
(2) The first day of the current plan year is a section 436 measurement date.
(iii) Presumption of Underfunding Beginning First Day of 4th Month. If the plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the plan year before the first day of the 4th month of the plan year and the plan’s adjusted funding target attainment percentage for the preceding plan year was either at least 60 percent but less than 70 percent or at least 80 percent but less than 90 percent, or is described in § 1.436-1(h)(2)(ii) of the Treasury Regulations, then, commencing on the first day of the 4th month of the current plan year and continuing until the plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the plan for the current plan year, or, if earlier, the date Section 7(a)(iv) applies to the plan:
(1) The adjusted funding target attainment percentage of the plan for the current plan year is presumed to be the plan’s adjusted funding target attainment percentage for the preceding plan year reduced by 10 percentage points; and
(2) The first day of the 4th month of the current plan year is a section 436 measurement date.
(iv) Presumption of Underfunding On and After First Day of 10th Month. If the plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the plan year before the first day of the 10th month of the plan year (or if the plan’s enrolled actuary has issued a range certification for the plan year pursuant to § 1.436-1(h)(4)(ii) of the Treasury Regulations but has not issued a certification of the specific adjusted funding target attainment percentage for the plan by the last day of the plan year), then, commencing on the first day of the 10th month of the current plan year and continuing through the end of the plan year:
(1) The adjusted funding target attainment percentage of the plan for the current plan year is presumed to be less than 60 percent; and
(2) The first day of the 10th month of the current plan year is a section 436 measurement date.
(b) New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules.
(i) First 5 Plan Years. The limitations in Section 1(b), Section 2(b), and Section 2(c) do not apply to a new plan for the first 5 plan years of the plan, determined under the rules of § 436(i) of the Internal Revenue Code and § 1.436-1(a)(3)(i) of the Treasury Regulations.
(ii) Plan Termination. The limitations on prohibited payments in Section 1(a), Section 2(a), and Section 3 do not apply to prohibited payments that are made to
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carry out the termination of the plan in accordance with applicable law. Any other limitations under this section of the plan do not cease to apply as a result of termination of the plan.
(iii) Exception to Limitations on Prohibited Payments Under Certain Frozen Plans. The limitations on prohibited payments set forth in Sections 1(a), 2(a), and 3 do not apply for a plan year if the terms of the plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the plan year, provide for no benefit accruals with respect to any participants. This Section 7(b)(iii) shall cease to apply as of the date any benefits accrue under the plan or the date on which a plan amendment that increases benefits takes effect.
(iv) Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability. During any period in which none of the presumptions under Section 7(a) apply to the plan and the plan’s enrolled actuary has not yet issued a certification of the plan’s adjusted funding target attainment percentage for the plan year, the limitations under Section 1(b) and Section 2(b) shall be based on the inclusive presumed adjusted funding target attainment percentage for the plan, calculated in accordance with the rules of § 1.436-1(g)(2)(iii) of the Treasury Regulations.
(c) Special Rules Under PRA 2010.
(i) Payments Under Social Security Leveling Options. For purposes of determining whether the limitations under Section 1(a) or 2(a) apply to payments under a social security leveling option, within the meaning of § 436(j)(3)(C)(i) of the Internal Revenue Code, the adjusted funding target attainment percentage for a plan year shall be determined in accordance with the “Special Rule for Certain Years” under § 436(j)(3) of the Internal Revenue Code and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service.
(ii) Limitation on Benefit Accruals. For purposes of determining whether the accrual limitation under Section 2(c) applies to the plan, the adjusted funding target attainment percentage for a plan year shall be determined in accordance with the “Special Rule for Certain Years” under § 436(j)(3) of the Internal Revenue Code (except as provided under section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).
(d) Interpretation of Provisions. The limitations imposed by this section of the plan shall be interpreted and administered in accordance with § 436 of the Internal Revenue Code and § 1.436-1 of the Treasury Regulations.

8. Definitions. The definitions in the following Treasury Regulations apply for purposes of Sections 1 through 7: § 1.436-1(j)(1) defining adjusted funding target attainment percentage; § 1.436-1(j)(2) defining annuity starting date; § 1.436-1(j)(6) defining prohibited payment; § 1.436-1(j)(8) defining section 436 measurement date; and § 1.436-1(j)(9) defining an unpredictable contingent event and an unpredictable contingent event benefit.

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9. Effective Date. The rules in Sections 1 through 8 are effective for plan years beginning after December 31, 2007.
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APPENDIX C – GENERAL PROVISIONS APPLICABLE TO EXHIBITS J – N
(FORMERLY L3 COMMUNICATIONS INFRARED PRODUCTS RETIREMENT PLAN)
INTRODUCTION
On February 9, 2000, L-3 Communications Corporation acquired substantially all of the assets of the Infrared Products business operations of Raytheon Company, which became the L3 Communications Infrared Products Division of L-3. The L-3 Communications Infrared Products Division is currently known as the Warrior Systems – Infrared Products division of L3 Technologies, Inc.
In connection with the acquisition, L-3 Communications Corporation established the L-3 Communications Infrared Products Retirement Plan (the “Infrared Plan”) effective November 10, 2004.
The Infrared Plan was frozen as of January 1, 2007 with respect to new hires; thus, employees hired on or after January 1, 2007 are not eligible to participate.
The Infrared Plan was merged into the L-3 Link Simulation and Training Retirement Plan effective January 1, 2013 by the addition of this Appendix C and Exhibits J - N.
Effective after the close of business on December 31, 2016, L-3 Communications Corporation changed its name to L3 Technologies, Inc. Accordingly, the name of the Plan was changed from the L-3 Link Simulation and Training Retirement Plan to the L3 Link Simulation and Training Retirement Plan effective January 1, 2017. The terms of Appendix C and Exhibits J - N apply to Participants who were participants in the Infrared Plan on or before December 31, 2012.
L3 Technologies, Inc. became a subsidiary of L3Harris Technologies, Inc. effective June 29, 2019. All benefit accruals under Exhibits J – N will cease effective December 31, 2019, except as set forth in Appendix X attached hereto. The name of the Plan is changed to the L3Harris Link Simulation and Training Pension Plan as of that date.
This Appendix C is amended and restated effective January 1, 2020. This Appendix C is amended and restated effective August 31, 2020 to reflect the change in Plan sponsorship from L3 Technologies, Inc. to L3Harris Technologies, Inc.
The benefits payable to or on behalf of a Participant in accordance with the provisions of the Plan shall not be affected by the terms of any amendment to the Plan adopted after such Participant’s employment terminates, unless the amendment expressly provides otherwise.

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ARTICLE C-I - DEFINITIONS
Whenever any of the following terms are used in this Appendix C and Exhibits J-N with the first letter capitalized, they shall have the meaning specified below unless modified by the terms in the Applicable Exhibit or the context clearly indicates to the contrary.
C-1.1    Accrued Benefit
“Accrued Benefit” means the Accrued Benefit as defined in the Applicable Exhibit. In no event shall a Participant’s Accrued Benefit be less than his accrued benefit as of November 10, 2004 under the Prior Plan.
C-1.2    Actuarial Equivalent; Actuarially Equivalent
“Actuarial Equivalent; Actuarially Equivalent” means the equivalent of a given Benefit or its optional form as defined in the Applicable Exhibit based on the following assumptions:
(a)    The interest rate and mortality assumptions, other than for purposes of Section C4.2 and for determining the amount of an optional form of benefit in the form of a single lump sum payment, shall be the interest rate and mortality assumptions specified in the Applicable Exhibit.
(b)    The interest rate and mortality assumptions for a single lump sum payment and for purposes of Section C-4.2 shall be the following:
(1)    The interest rate shall be the adjusted first, second and third segment rates described in section 417(e)(3) of the Code, as specified by the Commissioner for the August that immediately precedes the Plan Year in which payment is made. For this purpose, the segment rates are the spot segment rates that would be determined for the applicable month under section 430(h)(2)(C) without the 24-month averaging under section 430(h)(2)(D), and determined without regard to the adjustment for the 25-year average segment rates provided in section 430(h)(2)(C)(iv) of the Code. For distributions with annuity starting dates occurring during plan years beginning on or after January 1, 2008 and before January 1, 2012, these segment rates are adjusted by blending with the rate of interest for 30-year Treasury securities under the transition percentages specified in section 417(e)(3)(D)(iii).
(2)    The mortality assumption shall be taken from the applicable mortality table specified for the Plan Year in which payment is made. The applicable mortality tables are set forth in section 1.430(h)(3)-1 of the regulations and Notice 2008-85, 2008-42 I.R.B. 905.
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C-1.3    Administrator
“Administrator” means the Company.
C-1.4    Affiliated Company
“Affiliated Company” means the Company and any business entity that, together with the Company, constitutes a controlled group of corporations, a group of trades or businesses under common control, or an affiliated service group, all as defined in Code Section 414 (subject, however, to the provisions of Code Section 415(h) when applying the benefit limitations of Code Section 415).
C-1.5    Annuity Starting Date
“Annuity Starting Date” means the first day of the first period for which an amount is payable as an annuity or in any other form.
C-1.6    Applicable Exhibit
“Applicable Exhibit” means each of Exhibits J-N attached hereto that by its terms apply to a particular Participant and his Benefit, which is incorporated herein by reference and is a part of the Plan.
C-1.7    Beneficiary
“Beneficiary” means a person or trust designated in writing on forms supplied by the Administrator and delivered prior to death to the Administrator from time to time by a Participant or Former Participant (or by a Contingent Annuitant or Beneficiary who survives the Participant or Former Participant and who, as a result, is entitled to receive Benefits) to receive Benefits in the event of his death, as provided herein; or if no effective designation is made, then Beneficiary means either his spouse or if there is no spouse, the estate of the decedent. If a married Participant designated his or her spouse as Beneficiary and the Plan is provided with written proof of a subsequent legal divorce with such spouse, his or her ex-spouse shall be deemed to have predeceased the Participant for purposes of this Beneficiary designation except to the extent an applicable court order provides that death benefits are payable to the ex-spouse.
C-1.8    Benefit
“Benefit” means payments payable in the amounts, to the persons, at the times, and over the applicable period (including any final lump-sum payment) specified in the Applicable Exhibit.
C-1.9    Benefit Accrual Service
“Benefit Accrual Service” means Benefit Accrual Service as defined in the Applicable Exhibit.
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C-1.10    Board
“Board” means the Board of Directors of the Company.
C-1.11    Break In Service
“Break in Service” means Break in Service as defined in the Applicable Exhibit. A Participant who incurs an absence that is covered under the Family and Medical Leave Act shall be credited with Hours of Service solely for the purpose of determining whether the Participant has incurred a Break in Service.
C-1.12    Code
“Code” means the Internal Revenue Code of 1986 as now in effect or as hereafter amended, and all regulations and interpretations of the Internal Revenue Service issued thereunder. All references to sections of the Code are to such sections as they may from time to time be amended or renumbered.
C-1.13    Committee
“Committee” means the Committee appointed in accordance with Section 5.1.
C-1.14    Company
“Company” means, effective August 31, 2020, L3Harris Technologies, Inc. Prior to August 31, 2020, “Company” meant L3 Technologies, Inc. The Company shall act with respect to the Plan through its Board of Directors.
C-1.15    Compensation Or Basic Compensation
“Compensation” or “Basic Compensation” is defined in the Applicable Exhibit and shall include compensation prior to November 10, 2005 determined in accordance with the terms of the Prior Plan, as defined in the Applicable Exhibit. Notwithstanding any contrary Plan provisions, Compensation and Basic Compensation for determining benefit accruals in any Plan Year shall be taken into account up to, but shall not exceed, the limit in Section 401(a)(17) of the Code in effect for that Plan Year. Any increase in the Section 401(a)(17) limit shall not apply to years preceding the first year for which the increase is effective. If a cost of living adjustment is declared under the Code Section 401(a)(17) with respect to any calendar year, it shall affect the Compensation or Basic Compensation for the Plan Year that begins on the January 1st of that same calendar year.
In addition, the eligible Participant’s Compensation or Basic Compensation shall include amounts received from the Employer for the period of short term disability and/or period of “qualified military service,” as defined in Code Section 414(u)(5) and to the extent required by Code Section 414(u).
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Compensation for purposes of determining whether an Employee is a Highly Compensated Employee shall mean “compensation” as defined by Section 415(c)(3) of the Code.
Neither Compensation nor Basic Compensation shall include stock-based compensation (whether settled in cash or stock) or discretionary cash appreciation awards. For the avoidance of doubt, stock-based compensation includes cash payments made as dividend equivalents on stock-based awards, and cash payments earned as a result of stock price appreciation or total shareholder returns (whether on a relative or absolute basis).
C-1.16    Contingent Annuitant
“Contingent Annuitant” means a person properly designated by a Participant or Former Participant to receive Benefits, solely in accordance with the terms of the Plan, in the event of his death after the Participant’s or Former Participant’s Annuity Starting Date.
C-1.17    Death Benefit
“Death Benefit” means the Benefit payable following a Participant’s or Former Participant’s death before retirement under the Applicable Exhibit.
C-1.18    Disability
Except as may be set forth in an applicable Exhibit, Disability means the Participant is “totally disabled” as defined in the L3 Long Term Disability Plan and determined by the insurer for that Plan.
C-1.19    Early Retirement
“Early Retirement” means a Participant’s or Former Participant’s retirement upon his Early Retirement Date.
C-1.20    Early Retirement Benefit
“Early Retirement Benefit” means the Early Retirement Benefit payable to or with respect to a Participant or Former Participant under the Applicable Exhibit.
C-1.21    Early Retirement Date
“Early Retirement Date” means the Early Retirement Date under the Applicable Exhibit.
C-1.22    Effective Date
“Effective Date” of this amendment and restatement is August 31, 2020. The original effective date of the plan means November 10, 2004.
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C-1.23    Eligible Employee
“Eligible Employee” means an Employee who meets the requirements of an Applicable Exhibit. Unless otherwise specifically provided in an applicable Exhibit, the term Eligible Employee excludes a person included in a unit of employees covered by a collective bargaining agreement which does not expressly provide for such person’s participation in the Plan, a person with no U.S. source income, and a “leased employee”. A person who is not an Employee of the Employer or an Affiliate and who performs services for the Employer or an Affiliate pursuant to an agreement between the Employer or Affiliate and a leasing organization shall be considered a “leased employee” if such person performed the services for a year and such services are performed under the primary direction or control of the Employer. A person who is considered a “leased employee” of the Employer or an Affiliate shall not be considered an Employee for purposes of the Plan.
If such a person participates in the Plan as a result of subsequent employment with the Employer, he shall receive credit for his period of employment as a leased employee for all purposes except determining the amount of his retirement benefit under Section C-6.1 of the Plan. Notwithstanding the preceding provisions of this Section, a leased employee shall be treated as an Employee for purposes of applying the requirements described in Section 414(n)(3) of the Code.
C-1.24    Employee
“Employee” means any person who renders services to the Employer in the status of an employee, as that term is defined in Section 3121(d) of the Code. The Employer’s classification of a person at the time services are performed by such person shall be conclusive for the purpose of the foregoing rules. No reclassification of a person’s status with the Employer, for any reason, without regard to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not the Employer agrees to such reclassification, either retroactively or prospectively, shall result in the person being regarded as an Employee during such time.
C-1.25    Employer
“Employer” means Warrior Systems - Infrared Products, a division of the Company.
C-1.26    Erisa
“ERISA” means the Employee Retirement Income Security Act of 1974 as it may be amended from time to time, and all regulations and interpretations of the Department of Labor or other government agency issued thereunder.
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C-1.27    Former Participant
“Former Participant” means a person who has had a Separation from Service and is receiving or entitled to receive Benefits under the Plan.
C-1.28    Hours Of Service
“Hours of Service” means:
(a)    Except as otherwise provided in an Applicable Exhibit, the sum of:
(1)    A Participant’s or Former Participant’s hours of actual work on the job,
(2)    his periods of vacation, holiday, Military Service, paid sick leave or paid leave of absence, computed on the basis of the number of hours in his regularly scheduled work day and work week, and
(3)    his periods of receipt of employer-funded disability pay, converted to Hours of Service on the basis of 40 Hours of Service for each week in which he receives any such pay, and for a salaried Employee by dividing his most recent salary by the average number of regularly-scheduled hours of work in his salary period, ignoring holidays, sick leaves and vacations, and
(4)    his hours for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company, and
(5)    his Hours of Service with any other employer during which such employer is part of an affiliated service group (under Section 414(m) of the Code) of which the Company is a member, his Hours of Service as a Leased Employee, his Hours of Service credited under Section 414(o) of the Code, or his Hours of Service with any other employer during which such employer is a part of a controlled group of which the Company is a member.
(b)    the number of Hours of Service under subsections (2) or (4) shall be calculated and credited in accordance with 29 C.F.R. §2530.200b-2(b) and (c). Each Hour of Service thus credited shall be attributable to the computation period in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. §2530.200b-1(b) and (c), credits such Hours of Service to another computation period under a reasonable method consistently applied.
C-1.29    Joint And Survivor Annuity
“Joint and Survivor Annuity” means the Joint and Survivor Annuity as defined in the Applicable Exhibit.
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C-1.30    Late Retirement
“Late Retirement” means a Participant’s or Former Participant’s retirement upon his Late Retirement Date.
C-1.31    Late Retirement Benefit
“Late Retirement Benefit” means the Late Retirement Benefit payable under the Applicable Exhibit.
C-1.32    Late Retirement Date
“Late Retirement Date” means the first day of the calendar month coinciding with or next following a Participant’s or Former Participant’s Separation from Service occurring later than his Normal Retirement Date.
C-1.33    Military Service
Notwithstanding any provision of the Plan to the contrary, a Participant will be credited with service for eligibility, vesting and benefit accrual purposes for “qualified military service,” as defined in Code Section 414(u)(5) (“Military Service”), to the extent required by Code Section 414(u). In the case of a Participant who dies while performing qualified military service, the survivors of the Participant are entitled to any additional benefits because of death, including vesting and survivor benefits contingent on termination of employment, that would have been provided under the Plan had the Participant resumed employment and then terminated employment on account of death. An individual receiving a “differential wage payment,” as defined in Section 3401(h) of the Code, is treated as an employee of the Employer making the payment and the differential wage payment is treated as compensation for purposes of Code requirements applicable to the Plan.
C-1.34    Normal Retirement
“Normal Retirement” means a Participant’s retirement upon his Normal Retirement Date.
C-1.35    Normal Retirement Benefit
“Normal Retirement Benefit” means the Normal Retirement Benefit payable under the Applicable Exhibit.
C-1.36    Normal Retirement Date
“Normal Retirement Date” means the Normal Retirement Date as defined in the Applicable Exhibit.
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C-1.37    Optional Forms Of Retirement Distribution
“Optional Forms of Retirement Distribution” means the Optional Forms of Retirement Distribution as defined in the Applicable Exhibit.
C-1.38    Participant
“Participant” means any person who is included in the Plan as provided in the Applicable Exhibit. With respect to each Applicable Exhibit, the term “Participant” shall include only the persons who satisfy the eligibility requirements prescribed in the Applicable Exhibit.
C-1.39    Plan
With respect to periods on or after January, 1, 2013, “Plan” means Appendix C and Exhibits J-N of the L3 Link Simulation and Training Retirement Plan, as or may be amended from time to time and renamed the L3Harris Link Simulation and Training Pension Plan effective January 1, 2020. With respect to periods on or before December 31, 2012, “Plan” means the L-3 Communications Infrared Products Retirement Plan, as or may be amended from time to time.
C-1.40    Plan Enrolled Actuary
“Plan Enrolled Actuary” means that person who is enrolled by the Joint Board for the Enrollment of Actuaries established under Subtitle C of Title III of ERISA and who has been engaged by the Administrator to make and render all necessary actuarial determinations, statements, opinions, assumptions, reports, and valuations under the Plan as required by law or requested by the Administrator.
C-1.41    Plan Year
The Plan Year shall be the calendar year.
C-1.42    Separation From Service
“Separation from Service” means an Employee’s Separation from Service as defined in the Applicable Exhibit.
C-1.43    Social Security Retirement Date
“Social Security Retirement Date” means:
(a)    For a Participant or Former Participant born prior to 1938, the first day of the calendar month coincident with or next following his 65th birthday,
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(b)    For a Participant or Former Participant born after 1937 and before 1955, the first day of the calendar month coincident with or next following his 66th birthday, and
(c)    For a Participant or Former Participant born after 1954, the first day of the calendar month coincident with or next following his 67th birthday.
C-1.44    Total Benefit Accrual Service
“Total Benefit Accrual Service” means with respect to each Employee the sum of his Benefit Accrual Service pursuant to the Applicable Exhibit under this Plan.
C-1.45    Trust
“Trust” means the trust established pursuant to the Trust Agreement.
C-1.46    Trust Agreement
“Trust Agreement” means the agreement between the Company and the Trustee, and any successor agreement made and entered into for the establishment of a trust to hold the assets of the Plan. By this reference, the Trust Agreement is incorporated herein.
C-1.47    Trustee
“Trustee” means the trustee acting under the Trust Agreement.
C-1.48    Trust Fund
“Trust Fund” means the cash, securities, and other property held by the Trustee for the purposes of the Plan.
C-1.49    Vested
“Vested” means the portion of a Participant’s of Former Participant’s Benefit that is non-forfeitable.
C-1.50    Vested Retirement Benefit
“Vested Retirement Benefit” means Vested Retirement Benefit as defined in the Applicable Exhibit.
C-1.51    Year Of Vesting Service
“Year of Vesting Service” means Year of Vesting Service as defined in the Applicable Exhibit. For purposes of determining a Year of Vesting Service under this Plan, a layoff shall only refer to a temporary layoff with recall rights.

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ARTICLE C-II - ELIGIBILITY
C-2.1    Requirements For Participation
The requirements for participation are set forth in each Applicable Exhibit.
C-2.2    Termination Of Participation
A Participant shall cease to be a Participant and shall become entitled to Benefits, if any, in accordance with Article IV and the Applicable Exhibit, upon his Separation from Service from the Company and all Affiliated Companies.
C-2.3    Forfeitures
Forfeitures shall occur as set forth in the Applicable Exhibit.
C-2.4    Participation On Or After January 1, 2007
Notwithstanding any other provision in any Applicable Exhibit, the Plan shall be frozen effective as of January 1, 2007 as to new participation as follows:
(a)    An individual who is hired on or after January 1, 2007 shall not be eligible to participate in the Plan
(b)    An individual who becomes an Employee on or after January 1, 2007 as a result of a transfer of employment from an Affiliated Company shall be eligible to participate in the Plan under the terms of Exhibit L after satisfying the eligibility requirements of that Exhibit.
C-2.5    Termination Of Employment Followed By Reemployment On Or After January 1, 2007
(a)    A Participant who is eligible for benefits under an Applicable Exhibit and who terminates employment with the Employer and is subsequently reemployed by the Employer prior to January 1, 2007 shall be eligible to participate in the Plan under the terms of such Applicable Exhibit.
(b)    A Participant who terminates employment with the Employer on any date and is subsequently reemployed by the Employer on or after January 1, 2007 shall not be eligible to participate in the Plan. With respect to his period of reemployment, such Employee shall receive credit for Years of Vesting Service under the rules of the Applicable Exhibit and shall not receive credit for Benefit Accrual Service and Compensation.

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ARTICLE C-III - FUNDING OF BENEFITS
C-3.1    Source Of Contributions
The cost of Benefits under the Plan, to the extent not provided by contributions of Participants if required under the Applicable Exhibit, shall be provided by Employer contributions not less than in such amounts, and at such times, as the Plan Enrolled Actuary shall certify to be necessary, to fund Benefits under the Plan in accordance with the actuarial assumptions selected by such Actuary from time to time in accordance the funding policies and method selected by the Company.
C-3.2    Limitations
Company contributions to the Trust Fund for any taxable year shall be not less than that amount necessary to maintain the qualified status of the Plan and Trust and to comply with all applicable legal requirements and shall be made no later than the due date, including extensions, for filing the Company’s Federal income tax return.
C-3.3    Application Of Forfeitures
Forfeitures shall not be applied to increase the Benefits any Participant would otherwise receive under the Plan, and shall be applied to reduce contributions of the Company.

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ARTICLE C-IV - BENEFITS
C-4.1    Benefits
(a)    A Participant or Former Participant shall be entitled to a Benefit upon retirement, termination or death as set forth in this Article and the Applicable Exhibit.
(b)    In no event shall the amount of a Participant’s Normal Retirement Benefit under the Applicable Exhibit be less than the Early Retirement Benefit that would be payable to the Participant under the Applicable Exhibit at any time prior to his Normal Retirement Date.
(c)    If any benefit under any welfare benefit plan maintained by the Employer or Affiliate is dependent on “retirement” under this Plan, then the receipt of a Deferred Vested Pension shall not constitute “retirement.”
C-4.2    Limitation On Benefits
(a)    The Annual Benefit otherwise payable under the Plan to a Participant at any time shall not exceed the Maximum Permissible Amount. If the Annual Benefit otherwise payable, beginning in a Limitation Year, is in excess of the Maximum Permissible Amount, the Annual Benefit will be reduced to the Maximum Permissible Amount.
(b)    The limitation described in subsection (a) above shall be deemed satisfied as to any Participant if the Annual Benefit otherwise payable under the Plan to such Participant does not exceed $1,000 multiplied by such Participant’s period of service (not to exceed 10) with the Company, and the Company has not at any time maintained a defined contribution plan, a welfare benefit plan as defined in Code Section 419(e), or an individual medical account as defined in Code Section 415(1)(2) in which such Participant participated.
(c)    If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Company, the sum of the Participant’s Annual Benefits from all such plans may not exceed the Maximum Permissible Amount.
(d)    For purposes of this Section C-4.2, the following terms shall have the following meanings:
(1)    Annual Benefit. A retirement benefit which is payable annually in the form of a single life annuity under the Plan. The Annual Benefit does not include any benefits attributable to Participant contributions. Furthermore, if there is a transfer of assets from a qualified plan not maintained by the Company to this Plan, annual benefits attributable to the assets transferred will not be taken into account for purposes of these limits. No actuarial adjustment to a benefit is required for:
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(A)    the value of a joint and survivor annuity where the Participant’s spouse is the survivor annuitant,
(B)    the value of benefits that are not directly related to retirement benefits (such as a qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), or
(C)    the value of post-retirement cost-of-living increases made in accordance with regulations under the Code.
(2)    Compensation. The term “Compensation” for purposes of this Section C4.2 means compensation within the meaning of Code Section 415(c)(3) and the regulations issued thereunder, modified to include salary deferral contributions for qualified transportation fringe benefits under Code Section 132(f)(4). Solely with respect to the definition of compensation for purposes of Section 415 of the Code, amounts under Section 125 of the Code shall include amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.
For purposes of the limitation under Section 415 of the Code, Compensation for the limitation year shall include compensation paid by the later of 2-½ months after a Participant’s severance from employment with the Company or an Affiliated Company or the end of the limitation year that includes the date of the Participant’s severance from employment with the Company or an Affiliated Company, if:
(i) the payment is regular compensation for services during the Participant’s regular working hours, or compensation for services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Participant while the Participant continued in employment with the Company or an Affiliated Company; or
(ii) the payment is for unused accrued bona fide sick, vacation or other leave that the Participant would have been able to use if employment had continued; or
(iii) the payment is received by the Participant pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the
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same time if employment had continued, but only to the extent includible in gross income.
Any payments not described above shall not be considered compensation if paid after severance from employment, even if they are paid by the later of 2-½ months after the date of severance from employment or the end of the limitation year that includes the date of severance from employment, except: (a) payments to an individual who does not currently perform services for the Company or an Affiliated Company by reason of qualified military service (within the meaning of Section 414(u)(1) of the Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Company or an Affiliated Company rather than entering qualified military service; or (b) compensation paid to a Participant who is permanently and totally disabled, as defined in Section 22(e)(3) of the Code, provided salary continuation applies to all Participants who are permanently and totally disabled for a fixed or determinable period, or the Participant was not a highly compensated employee, as defined in Section 414(q) of the Code, immediately before becoming disabled.
(3)    Defined Benefit Dollar Limitation. The Defined Benefit Dollar Limitation is $160,000, and is automatically adjusted each January thereafter as provided under Code Section 415(d) in such manner as the Secretary of the Treasury shall prescribe. In each case, the adjusted limit will apply to Limitation Years ending within the calendar year of the date of the adjustment.
(4)    Company. The Company and all Affiliated Companies, except that solely for purposes of this Section C-4.4, the determination of controlled groups of corporations and trades or businesses under common control shall be made after taking into account the modifications required under Code Section 415(h).
(5)    Highest Average Compensation. The average Compensation for the three consecutive years of a period of service that provides the highest average.
(6)    Limitation Year. The calendar year.
(7)    Maximum Permissible Amount. The Maximum Permissible Amount for a Participant will be the lesser of the Defined Benefit Dollar Limitation or 100% of the Participant’s Highest Average Compensation. The Maximum Permissible Amount will be adjusted when necessary, as follows:
(A)    If the Participant’s Benefit Service is less than 10 years, the Defined Benefit Dollar Limitation is reduced by one-tenth for each year (or part thereof) the Benefit Service is less than ten. If the
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Participant’s period of service is less than ten years, the compensation limitation is reduced by one-tenth for each year (or part thereof) the period of service is less than ten.
(B)    If the Annual Benefit of a Participant commences prior to age 62, the Defined Benefit Dollar Limitation shall be the following amount:
(i) If the plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the annual amount of a benefit payable in the form of a straight life annuity commencing at the participant’s annuity starting date that is the actuarial equivalent of the dollar limitation (adjusted for years of participation less than 10, if required) with actuarial equivalence computed using a 5 percent interest rate assumption and the applicable mortality table set forth in Section C-1.2(b) for the annuity starting date (and expressing the participant’s age based on completed calendar months as of the annuity starting date).
(ii) If the plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the lesser of the limitation determined under paragraph (i) above and the dollar limitation (adjusted for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the plan at the participant’s annuity starting date to the annual amount of the immediately commencing straight life annuity under the plan at age 62, both determined without applying the limitations of this section.
(C)    If the Annual Benefit of a Participant commences after age 65, the Defined Benefit Dollar Limitation shall be the following amount:
(i) If the plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the annual amount of a benefit payable in the form of a straight life annuity commencing at the participant’s annuity starting date that is the actuarial equivalent of the dollar limitation (adjusted for years of participation less than 10, if required) with actuarial equivalence computed using a 5 percent interest rate assumption and the applicable mortality table set forth in Section C-1.2(b) for that annuity starting date (and expressing the participant’s age based on completed calendar months as of the annuity starting date).
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(ii) If the plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the lesser of the limitation determined under paragraph (i) above and the dollar limitation (adjusted for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the plan at the participant’s annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the plan at age 65, both determined without applying the limitations of this section.
(8)    Projected Annual Benefit. The Annual Benefit to which a Participant is entitled will be based on the assumptions that for any applicable Limitation Year each Participant will continue employment until the later of current age or age 65 and that the Participant’s compensation for the current Limitation Year and all other relevant factors used to determine benefits will remain constant for all future Limitation Years.
(e)    Optional Benefit Forms: For purposes of Section 4.2, the actuarially equivalent straight life annuity of a form of benefit that is not subject to Code Section 417(e)(3) is equal to the greater of (1) the annual amount of the straight life annuity (if any) payable to the participant under the plan commencing at the same annuity starting date as the participant’s form of benefit; and (2) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the participant’s form of benefit, computed using a 5 percent interest rate assumption and the applicable mortality table set forth in Section C-1.2(b) for that annuity starting date.
For purposes of Section 4.2, the actuarially equivalent straight life annuity of a form of benefit not described in the prior paragraph is equal to the greatest of (I) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the participant’s form of benefit, computed using the interest rate and the mortality table (or other tabular factor) determined under the applicable exhibit to the plan for adjusting benefits in the same form; (II) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the participant’s form of benefit, computed using a 5.5 percent interest rate assumption and the applicable mortality table set forth in Section C-1.2(b); and (III) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the participant’s form of benefit, computed using the applicable interest rate and the applicable mortality table set forth in Section C-1.2(b), divided by 1.05.
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C-4.3    Small Payments
Whenever the provisions of the Plan would, but for this Section, give rise to a distribution,
(a)    If the monthly payments are less than $50.00, the Administrator may make, or authorize others to make, Actuarially Equivalent payments at intervals sufficiently less frequent so that no payment is less than $50.00, and
(b)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Vested Accrued Benefit, if any, is not greater than $5,000, the recipient will receive a distribution of the present value of the entire Vested Accrued Benefit as soon as administratively feasible following termination of employment with the Affiliated Company, provided that if such amount is more than $1,000, it shall not be paid prior to the Participant’s Normal Retirement Date without the Participant’s consent.
(c)    Notwithstanding any contrary provision of the Plan, in the event that (a) a Participant separates from service with the Employer, and (b) the Participant has not, as of the date he separates from service, met the service and other requirements that would enable him to be 100% vested in all his accrued Plan benefits, then, (c) as of the date he separates from service, he shall be deemed to have received a distribution of his unvested accrued benefits under the Plan. The amount of this deemed distribution shall be zero. Following this deemed distribution, the Participant shall have no accrued Plan benefits.
C-4.4    Reemployment Of Former Participants
(a)    If a Participant’s employment is terminated and he is subsequently reemployed by the Employer or Affiliated Company, any subsequent Pension benefit to which the Employee becomes entitled hereunder will be calculated as provided below in this Section and any Pension payments the Employee is receiving shall be suspended during any month in which he completes 40 or more Hours of Service after such reemployment as described in Section C-4.5 below.
(b)    Upon the subsequent termination of employment of the rehired Employee (whether or not he is an Eligible Employee on rehire), he shall be entitled to receive a Pension determined under the benefit formula in effect under this Plan when he first terminated employment, including the Optional Early and Early Pension provisions if applicable, based on his Benefit Service and Compensation as of the date of he first terminated employment, and his Years of Vesting Service as of the date of his termination of employment following reemployment. In the case of reemployment of an Employee who received any benefit payments hereunder prior to his reemployment (or during his reemployment), the Pension subsequently payable hereunder shall be reduced by the Actuarial Equivalent of any such benefit payments attributable to any such retained Benefit Accrual
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Service, other than Disability Pension payments he received prior to his Normal Retirement Date (except that the Employee’s subsequent Pension will not be reduced below the prior Pension payable to the Employee at the date such prior Pension was suspended hereunder, actuarially adjusted to the same form of payment as applies to the subsequent Pension).
(c)    In the case of the reemployment of an Employee under this Section who does not again become an Eligible Employee hereunder, the above benefit recalculation provisions shall apply, including eligibility for applicable Optional Early or Early Retirement if the Employee meets the applicable age and service requirements.
(d)    If a lump sum distribution is made to a Participant who is subsequently rehired by the Company, Benefit Accrual Service attributable to the period of employment for which the lump sum distribution was made shall be taken into account for purposes of determining the Participant’s benefit under this Plan, provided that any subsequent distribution to the Participant under this Plan shall be offset and reduced by the amount previously distributed to the Participant.
C-4.5    Special Rules Concerning The Suspension Of Benefits
Anything herein to the contrary notwithstanding, the conditions set forth in paragraphs (a), (b), (c) and (d) below shall be applicable to (1) any Participant whose employment continues beyond his Normal Retirement Date and whose Pension payments will not commence at his Normal Retirement Date because of such continuing employment, and (2) any retired Participant reemployed after his Normal Retirement Date whose Pension payments have been suspended due to the forty-hour rule described in (e) below.
(a)    The Employee must be notified in writing during the first month including or after his Normal Retirement Date when payments are not made. The notification shall give the reasons for not making payment, including a description and copy of this Plan Section, and shall inform the Employee that the applicable Department of Labor regulations are in Section 2530.203-3 of the Code of Federal Regulations. The Employee shall also be informed of the procedure for requesting a review of the decision not to make his payments.
(b)    The amount of Benefit payment to be withheld in any month will be equal to the amount otherwise payable for such month (except that, as to any Benefits with no life contingency, the amount cannot exceed what would have been payable to the Employee on a single life annuity basis).
(c)    If during any month when an Employee is employed by the Company or an Affiliated Company, his Pension is, nevertheless, payable to him due to the forty (40) hour requirement described in (e) below, such Employee shall be treated as a retired Participant during such month for purposes of this Plan and his employment shall be treated as interrupted for such month.
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(d)    If a Pension payment has already been made for a month when it is determined that the Employee was not entitled to such payment under the above provisions of this Section, the Committee may recover the amount of such payment from the next Pension payment otherwise payable to him hereunder; provided, however, in no event shall any Pension payment, other than the first such payment, be reduced by more than 25 percent in connection with such recovery. Once a payment has been withheld under this Section, the next payment to the Employee need not be made before the third month following his re-entitlement to payments, but must include any payments not made due to such delay.
(e)    No Employee shall receive a Pension payment for any month if during such month he completes at least 40 Hours of Service, as defined in DOL Regulation Sections 2530.200b-2(a)(1) and (2), for the Company or any Affiliated Company.
(f)    Notwithstanding any other provision of the Plan the contrary, suspension of benefit payment on reemployment by a member of the L3 Technologies, Inc. controlled group of corporations is not required if a Participant retires on or after Normal Retirement Age, begins receiving Benefits under the Plan and is rehired pursuant to the L3 Reemployment of Former Employees Policy, the terms of which, to the extent applicable, are incorporated herein, and made a part of the Plan, by reference.
C-4.6    Commencement Of Benefits
(a)    Anything contained herein to the contrary notwithstanding, unless the Participant or Former Participant elects to the contrary, the payment of Benefits hereunder to any Participant or Former Participant will begin not later than the 60th day after the latest of the close of the Plan Year in which occurs:
(1)    the date on which the Participant or Former Participant attains the earlier of age 65 or Normal Retirement Age;
(2)    the 10th anniversary of the year in which the Participant or Former Participant commenced participation in the Plan; or
(3)    the Participant’s Separation from Service with the Company and all Affiliated Companies.
(b)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Vested Accrued Benefit is greater than $5,000.00, the Participant or Former Participant must consent in writing to a distribution that commences prior to the Participant’s or Former Participant’s Normal Retirement Date.
(c)    All distributions under the Plan shall comply with the requirements of Section 401(a)(9) of the Code as incorporated in Appendix A.
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(d)    If a Participant’s Benefit payments do not commence after the Participant attains age 70½ (because the Participant has not had a Separation from Service) in accordance with subsection (c), the Participant’s Accrued Benefit shall be actuarially increased to take into account the period after age 70½ in which the Participant does not receive any Benefits under the Plan. The period for the actuarial increase begins on the April 1 following the calendar year in which the Participant attains age 70½, and ends on the date on which benefits commence. The amount of actuarially increase payable as of the end of the period for actuarial increases shall be no less than the Actuarial Equivalent of the Participant’s Benefits that would have been payable as of the date the actuarial increase must commence plus the Actuarial Equivalent of additional Benefit accrued after that date, reduced by the Actuarial Equivalent of any distributions made after that date. The amount of the actuarial increase shall reduce the Benefit accrual otherwise required under Section 411(b)(1)(h)(I) of the Code except that the rules on the suspension of Benefits (and the suspension of Benefits provisions of Section C-4.5) are not applicable; provided, however, that this reduction shall not apply to a Participant who was at least age 70½ on March 8, 2002.
C-4.7    Rollovers And Direct Transfers From The Plan
(a)    Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section, a Distributee may elect, subject to the Joint and Survivor Annuity provisions in the Applicable Exhibit, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.
(b)    The following definitions apply to subsection (a):
(1)    An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: a distribution of a Benefit for any year that is reasonably expected to be less than $200.00, a distribution of a portion of a Benefit that is $500.00 or less, any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually), made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
(2)    An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described
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in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, a qualified trust described in Section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution, an annuity contract described in Section 403(b) of the Code, and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. An “eligible retirement plan” shall also include a Roth IRA described in Section 408A of the Code.
(3)    A Distributee includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse. A “Distributee” also includes the Employee’s non-spouse designated Beneficiary under Section C-1.8 of the Plan. In the case of a non-spouse Beneficiary, the direct rollover may be made only to an individual retirement account or annuity described in Section 408(a) or Section 408(b) of the Code (“IRA”) that is established on behalf of the designated Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code.
(4)    A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
C-4.8    Election Procedures And Restrictions On Optional Forms Of Benefit
(a)    The Committee shall provide each Participant no less than 30 days and no more than 90 days prior to the Annuity Starting Date a written explanation of: (1) the terms and conditions of a qualified Joint and Survivor Annuity; (2) the Participant’s right to make and the effect of an election to waive the qualified Joint and Survivor Annuity form of Benefit; (3) the rights of a Participant’s spouse; (4) the right to make, and the effect of, a revocation of a previous election to waive the qualified Joint and Survivor Annuity; and (5) the relative values of the various optional forms of Benefit under the Plan.
(b)    The Annuity Starting Date for a distribution may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (1) the Participant has been provided with an explanation that clearly indicates that the Participant has at least 30 days to consider whether to waive the qualified Joint and Survivor Annuity and elect a different form of distribution; (2) the Participant (with spousal consent if the Participant is married) elects to receive a distribution after the explanation has been provided but before the 30-day period has elapsed; (3) the Participant may revoke a distribution election until the later of the Annuity
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Starting Date or the expiration of the 7-day period that begins the day after the explanation was provided to the Participant; (4) the Annuity Starting Date is after the date the explanation is provided to the Participant; and (5) distribution in accordance with the Participant’s election does not begin before the expiration of the 7-day period that begins on the day after the explanation is provided to the Participant.
(c)    The Annuity Starting Date for a distribution may be prior to the date the written explanation is provided (referred to herein as a “retroactive annuity starting date”) subject to the following: (1) the Participant has been provided with an explanation that clearly indicates that the Participant has at least 30 days to consider whether to waive the qualified Joint and Survivor Annuity and elect a different form of distribution; (2) distributions do not begin for at least 30 and not more than 90 days after the explanation has been provided, provided that distributions may begin less than 30 days after the explanation has been provided if the requirements of subsection (b) above are met; (3) the Participant and spouse, if applicable may elect to receive distributions based on a retroactive Annuity Starting Date or may elect an actuarially increased Benefit to be distributed as of an annuity starting date that is at least 30 days (or 7 days if the Participant and spouse have so elected under subsection (b) above) after the explanation has been received; (4) the Participant, with the spouse’s consent, if applicable, elects to receive distributions based on a retroactive annuity starting date.
(d)    In the case of a retroactive annuity starting date distribution, make up payments for each Plan Year shall be adjusted for interest for the delayed payments based on the published Federal Mid-Term rate in effect for the month of August of the prior Plan Year, provided that for distributions occurring in 2007, the interest rate shall be the interest rate for August 2006 or November 2006, whichever produces the greater benefit. Such distribution of makeup payments plus interest will be paid in a lump sum on the distribution date. Subsequent to this lump sum distribution, the monthly Benefit amount payable shall be the same amount that would have been paid had payments actually commenced to the Participant on the retroactive annuity starting date. In the case of a retroactive Annuity Starting Date distribution, any actuarial adjustments to a Participant’s Accrued Benefit shall be based on the actuarial assumptions otherwise stated in the Plan as are utilized for purposes of late retirement. The requirements of Treasury Regulation 1.417(e)-1 concerning retroactive annuity starting dates are hereby incorporated by reference.
(e)    An election may be changed or revoked if such change, or revocation is filed in writing with the Committee in accordance with the above time restrictions and subject to the spousal consent requirements described above.
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(f)    If a Participant elects an optional form of payment and dies before the date as of which the Participant’s Pension is to commence, such optional form election is canceled.
(g)    If a Participant elects an optional form of payment with a survivor benefit to be payable to a specified person upon the Participant’s death and such person dies before the date as of which the Participant’s Pension is to commence and no new survivor is duly designated prior to such date, then such optional form election is canceled.
(h)    If a Participant has elected an option with his spouse as his Contingent Annuitant or Beneficiary and his pension Benefits have commenced, he may change his designated Contingent Annuitant or Beneficiary (or Beneficiaries) but only if such change is in connection with the Participant’s divorce or legal separation and the Participant’s former spouse duly consents to such change and, in the case where the designation to be changed is one involving a joint pensioner, if the Contingent Annuitant last previously designated by him is alive when he files with the Committee his request for such change. The Committee may require a copy of any court decision(s) relevant to such former spouse’s rights hereunder. The amount of Pension payable to the Participant upon the designation of a new Contingent Annuitant shall be actuarially redetermined, by the Committee, taking into account the age and sex of the former Contingent Annuitant, the new Contingent Annuitant and the Participant. Each such designation will be made in writing on a form required by the Committee and on completion will be filed with the Committee.
(i)    Any optional Benefit shall, if necessary, be adjusted to meet the incidental death benefit requirements under Code Section 401(a)(9).
C-4.9    Transfers
(a)    Service among Affiliates Credited for Eligibility and Vesting. Generally, Service performed for the Employer or any Affiliate will be credited among all Affiliates for the purposes of eligibility and vesting.
(b)    Vesting Continues after Transfer. Any Participant who transfers employment to an Affiliate shall not be treated as having terminated employment for vesting and distribution purposes. That is, his vesting under the Plan shall continue during his Service with the Affiliate, and he may not receive a distribution of Plan benefits until his Service with the Employer and any Affiliate ceases.
C-4.10    Termination of Benefit Accruals.
Notwithstanding any provision of the Plan, including Applicable Exhibits, to the contrary, no additional benefits shall accrue under this Plan, including Applicable Exhibits, after December 31, 2019 except as set forth in Appendix X attached hereto.
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APPENDIX X

CASH BALANCE BENEFIT FOR CERTAIN PARTICIPANTS
EFFECTIVE JANUARY 1, 2020

This Appendix X is applicable only with respect to a Participant in the L3Harris Link Simulation and Training Pension Plan who on January 1, 2020 is not a Highly Compensated Employee.

The portion of a Participant’s Accrued Benefit attributable to service prior to January 1, 2020 shall be determined under the Legacy Plan Provisions. There shall be no increase in a Participant’s Accrued Benefit under the Legacy Plan Provisions after December 31, 2019. Except as otherwise provided in this Appendix X, the Legacy Plan Provisions shall apply to the benefits set forth in this Appendix X.
I.    Definitions
For purposes of this Appendix X, the following terms shall be defined as set forth below.

1.    “Active Appendix X Participant” means an Appendix X Participant who has not ceased to be eligible for Pay Credits pursuant to Section II.2.
2.    “Affiliated Company” means L3Harris Technologies, Inc. and any other entity that together with L3Harris Technologies, Inc. is part of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as defined in Code Section 414(b), (c) or (m).
3.    “Annuity Starting Date” means the first day of the first period for which an amount is payable as an annuity or in any other form.
4.    “Appendix X Participant” means a Participant who meets the eligibility requirements of Section II of this Appendix X.

5.    “Cash Balance Account” means the hypothetical account established for each Appendix X Participant pursuant to Section III of this Appendix X.

6.    “Compensation” means the following items of remuneration which an Appendix X Participant is paid for work or personal services performed for an Affiliated Company: (a) salary or wages, including lump sum merit increases; (b) commission paid pursuant to a sales incentive plan; (c) overtime premium, shift differential or additional compensation in lieu of overtime premium; (d) except as provided in the immediately following paragraph, compensation in lieu of vacation or paid time off; (e) any bonus or incentive compensation payable in the form of cash pursuant to an annual incentive plan, a performance reward plan, or other similar plan or award program adopted from time to time by an Affiliated Company; and (f) any differential wage payment (within the meaning of Section 3401(h)(2) of the Code) paid with respect to a period during which the Participant is performing service in the uniformed services while on active duty for more than 30 days; provided, however, that Compensation also shall include any remuneration which would have been paid to the Participant for work or personal services performed for an Affiliated Company but for the Participant’s election to have his or her compensation reduced pursuant to a qualified cash or deferred arrangement described in section 401(k) of
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the Code, a cafeteria plan described in section 125 of the Code or an arrangement providing qualified transportation fringes described in section 132(f) of the Code; provided further that the remuneration described in this paragraph shall be Compensation for purposes of the Plan only if it is paid on or before the later of (i) 2 ½ months after the Participant’s severance from employment and (ii) the last day of the Plan Year during which the Participant’s severance from employment occurs (the “Timing Limitation”), except that the Timing Limitation shall not apply to payments to a Participant who does not perform services for an Affiliated Company at the time of payment by reason of military service to the extent that such payments do not exceed the amounts such Participant would have received if the Participant had continued to perform services for the Affiliated Company rather than entering military service.

Notwithstanding the foregoing, the following items also shall be excluded from “Compensation”: (1) any extraordinary compensation of a recurring or non-recurring nature, including one-time recognition awards and rewards under a referral program of an Affiliated Company; (2) any award made or amount paid pursuant to any L3Harris Technologies, Inc. equity incentive plan or any predecessor or successor thereto, including, but not limited to, performance shares, stock options, restricted stock, stock appreciation rights or other stock-based awards or dividend equivalents; (3) severance pay, separation pay, special retirement pay or parachute payments; (4) retention bonuses or completion bonuses, unless authorized by the Committee in a uniform and nondiscriminatory manner to be included in Compensation; (5) reimbursement or allowances with respect to expenses incurred in connection with employment, such as tax equalization, reimbursement for moving expenses, mileage or expense allowance or education expenses; (6) indirect compensation such as employer-paid group insurance premiums or contributions under this Plan or any other qualified employee benefit plan, other than contributions described in the immediately preceding paragraph; (7) compensation in lieu of vacation or paid time off that is paid in a lump sum at or following termination of employment, or that is accrued but unused vacation or paid time off paid in a lump sum during employment due to Affiliated Company restrictions on carryover of vacation or paid time off; or (8) payments under a nonqualified unfunded deferred compensation plan. For the avoidance of doubt, compensation which is attributable to the conversion of certain accrued vacation and paid time off to a deferred lump-sum amount, shall be considered nonqualified deferred compensation for purposes of the Plan and shall be excluded from “Compensation.”

Notwithstanding any provision herein to the contrary, the Compensation of a Participant taken into account for any purpose under the Plan shall not exceed $200,000 (as adjusted pursuant to section 401(a)(17)(B) of the Code). In addition, in the Plan Year in which an Eligible Employee becomes a Participant, only Compensation received on or after the date he or she becomes a Participant shall be taken into account under the Plan. Finally, in no event shall Compensation for purposes of this Plan include any amount that is not “compensation” within the meaning of section 415(c)(3) of the Code and Treasury Regulation section 1.415(c)-2.

7.    “Highly Compensated Employee” means a Participant who had remuneration from an Affiliated Company during calendar year 2018 in excess of $120,000 as shown on Box 5 of such Participant’s Form W-2 for 2018.

8.    “Interest Credits” means the amounts, if any, credited to an Appendix X Participant’s Cash Balance Account pursuant to Section III.3 of this Appendix X.

9.    “IRS Interest Rate” means the interest rate prescribed under Section 417(e)(3)(C) of the Code (as it reads effective on or after January 1, 2008) published by the Commissioner of Internal Revenue in the fourth calendar month immediately preceding the applicable stability period.
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10.    “IRS Mortality Table” means the mortality table prescribed under Section 417(e)(3)(B) of the Code (as it reads effective on and after January 1, 2008).

11.    “Legacy Plan Provisions” means the provisions of this Plan, including any Applicable Exhibits, other than this Appendix X.
12.    “Participant” means an individual who, on January 1, 2020, is employed by an Affiliated Company and who, on December 31, 2019, was a participant as defined in the Legacy Plan Provisions.

13.    “Pay Credits” means the amounts, if any, credited to an Appendix X Participant’s Cash Balance Account pursuant to Section III.2 of this Appendix X.

14.    “Severance Date” means the earlier of: (i) the date an Appendix X Participant resigns, is discharged, retires from service with all Affiliated Companies or dies; or (ii) one year from the date the Appendix X Participant is continuously absent from service for any reason other than as provided in clause (i).
II.    Eligibility
1.    In General. Except as provided in Section II.2., the provisions of this Appendix X shall be applicable to each Participant who on January 1, 2020 is not a Highly Compensated Employee. A Participant who is not described in the preceding sentence on January 1, 2020 shall not at any time be eligible for the benefit described in this Appendix X. An Appendix X Participant shall not cease to be an Active Appendix X Participant merely because the Appendix X Participant becomes a highly compensated employee (as that term is defined in Section 414(q) of the Code) of an Affiliated Company on or after January 1, 2020.

2.    Cessation of Eligibility for Pay Credits. An Appendix X Participant shall cease to be eligible for Pay Credits as of the Appendix X Participant’s Severance Date. An Appendix X Participant shall not again become eligible for Pay Credits if, after the Appendix X Participant’s Severance Date, he meets the conditions described in the first sentence of Section II.1. of this Appendix X.
III.    Cash Balance Accounts

1.    Establishment of Accounts. A separate Cash Balance Account shall be established for each Appendix X Participant. Each Cash Balance Account shall have an initial balance of zero until credited with any Pay Credit as provided herein. Each such account shall be for accounting purposes only, and there shall be no segregation of assets among such accounts. A Cash Balance Account shall consist of the cumulative value of the Appendix X Participant’s Pay Credits and Interest Credits.

2.    Pay Credits. For each calendar month beginning on and after January 1, 2020, an Appendix X Participant’s Cash Balance Account shall be credited, as of the last day of each calendar month during which the Appendix X Participant is an Active Appendix X Participant, with an amount equal to 1% of Compensation received by such Appendix X Participant during such portion of such calendar month that the Appendix X Participant was an Active Appendix X Participant. If either (a) an Active Appendix X Participant ceases to be an Active Appendix X Participant on a date other than the last day of a calendar month, or (b) an Appendix X Participant’s Severance Date occurs other than on the last day of a calendar month and, in either case, if the Appendix X Participant is entitled to have an amount
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credited to his Cash Balance Account for such calendar month pursuant to the preceding sentence, such amount shall be credited to the Appendix X Participant’s Cash Balance Account as of the last day of the month in which occurs the Appendix X Participant’s ceasing to meet the definition of Active Appendix X Participant or the Appendix X Participant’s Severance Date. The Pay Credit described in the preceding sentence shall be based on the Appendix X Participant’s Compensation for the full pay period that contains, as applicable, (a) the date on which the Appendix X Participant ceased to be an Active Appendix X Participant, or (b) the Appendix X Participant’s Severance Date.

3.     Interest Credits. For each calendar month beginning on and after January 1, 2020, the Cash Balance Account of an Appendix X Participant shall be credited, as of the last day of each calendar month during which the Appendix X Participant is an Appendix X Participant, regardless of whether the Appendix X Participant is an Active Appendix X Participant, and thereafter until the Appendix X Participant’s Annuity Starting Date, with interest equal to one-twelfth of the yield on 30-year Treasury Constant Maturities for the month of November of the prior Plan Year. The final interest credit shall be made as of the last day of the month before the Appendix X Participant’s Annuity Starting Date and prior to the crediting of any Pay Credit for such calendar month. An Appendix X Participant’s Cash Balance Account will not be credited with Interest Credits after the Appendix X Participant’s Annuity Starting Date.
IV.     Accrued Benefit
1.     In General. An Appendix X Participant’s accrued benefit attributable to his Cash Balance Account shall be the balance of the Appendix X Participant’s Cash Balance Account.

2.     Special Rules for Participants Who Continue in Employment Beyond Normal Retirement Age. If an Appendix X Participant continues employment beyond the end of the Plan Year that includes his Normal Retirement Date, the Committee shall provide the Appendix X Participant with a suspension of benefits notice in the time and form required by Section 203(a)(3)(B) of ERISA. The Appendix X Participant’s Cash Balance Account payable at the Appendix X Participant’s Late Retirement Date shall equal the greater of: (i) his Cash Balance Account determined without regard to this Section IV.2. of this Appendix X; or (ii) his Cash Balance Account to which the Participant would have been entitled under this Appendix X had he retired on his Normal Retirement Date, increased by an amount which is the Actuarial Equivalent of the monthly payments which would have been payable with respect to each month in which he worked fewer than eight days as determined under the provisions of Title 29 of the Code of Federal Regulations Section 2530.203-3.
V.    Eligibility for Payment of Cash Balance Account
1.    Normal Retirement. The right of an Appendix X Participant to his Cash Balance Account shall be nonforfeitable as of his Normal Retirement Age provided he is employed by an Affiliated Company at that time. An Appendix X Participant, upon termination of employment with all Affiliated Companies, may retire from active service and receive his Cash Balance Account beginning on his Normal Retirement Date, subject to the notice and timing requirements of the Legacy Plan Provisions.
2.    Late Retirement. An Appendix X Participant who continues in service with an Affiliated Company after his Normal Retirement Date shall retire from service and receive his Cash Balance Account on his Late Retirement Date, subject to the notice and timing requirements of the Legacy Plan Provisions.
3.    Vested Benefit. An Appendix X Participant shall be vested in, and have a nonforfeitable right to, his Cash Balance Account upon completion of three Years of Vesting Service. An Appendix X
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Participant may elect to receive the Cash Balance Account benefit commencing on the first day of any month following his Severance Date and prior to his Normal Retirement Date as specified in his request therefor, after receipt by the Committee of written application therefor made by the Appendix X Participant and filed with the Committee, provided that such early payment shall be subject to notice and timing requirements described in the Legacy Plan Provisions.
4.    Survivor’s Benefit Applicable before Retirement. The surviving spouse of an Appendix X Participant who has completed three Years of Vesting Service or is otherwise entitled to a benefit under this Appendix X but, in either case, has not yet met the age and service eligibility requirements for an Early Retirement Benefit, shall automatically receive a benefit payable under the provisions of this Section V.4. of this Appendix X with respect to the Cash Balance Account in the event said Appendix X Participant should die after the effective date of coverage hereunder and prior to his Annuity Starting Date. The benefit payable to the Appendix X Participant’s surviving spouse under the provisions of this Section V.4. of this Appendix X shall be equal to an amount payable as a single life annuity over the spouse’s life that is Actuarially Equivalent to the Appendix X Participant’s Cash Balance Account based on the IRS Interest Rate and IRS Mortality Table in effect as of the surviving spouse’s Annuity Starting Date.
5.    Additional Rules for Survivor’s Benefit. The Appendix X Participant’s Cash Balance Account shall continue to be credited with interest in the manner described in Section III.3 of this Appendix X until the spouse’s Annuity Starting Date. An annuity benefit payable under Section V.4 of this Appendix X shall be Actuarially Equivalent to the Cash Balance Account determined as of the spouse’s Annuity Starting Date. In no event shall a single lump sum payment be made under Section V.4 of this Appendix X following the date payments under Section V.4 of this Appendix X have commenced as an annuity.
VI.    Distributions
1.    Appendix X Participant. The normal form of benefit under this Appendix X for an unmarried Appendix X Participant is a single life annuity. The normal form of benefit under this Appendix X for a married Appendix X Participant is a 50% joint and survivor annuity for the benefit of the Active X Participant and any surviving spouse. The optional benefit forms for the benefit provided under this Appendix X are limited to the following: lump sum, single life annuity; 50%, 75% and 100% joint and survivor annuity for the benefit of the Active X Participant and any surviving spouse; and a ten-year certain and life annuity for the benefit of the Active X Participant and Beneficiary. The election of a form of benefit other than the normal form of benefit is subject to the notice, timing and spousal consent requirements described in the Legacy Plan Provisions. The forms of distribution that are provided by the Appendix X Participant’s Cash Balance Account and that commence as of the Appendix X Participant’s Annuity Starting Date shall be the Actuarial Equivalent of the single life annuity that could be provided by the Appendix X Participant’s Cash Balance Account based on the IRS Interest Rate and IRS Mortality Table in effect as of the Appendix X Participant’s Annuity Starting Date.
2.    Beneficiary. The Beneficiary of an Appendix X Participant is determined under the Legacy Plan Provisions. If an Appendix X Participant dies prior to commencement of receipt of a benefit under this Appendix X, the Beneficiary will receive distribution of the portion of the Appendix X Participant’s Accrued Benefit attributable to his Cash Balance Account in a single sum payment in an amount equal to the Appendix X Participant’s Cash Balance Account as of the Beneficiary’s Annuity Starting Date. If the Participant’s Beneficiary is the surviving spouse, the spouse may elect to receive such Appendix X Participant’s Cash Balance Account in the form of an annuity for the life of the spouse or in the form of a single lump sum payment equal to the Appendix X Participant’s Cash Balance Account as of the Beneficiary’s Annuity Starting Date to be paid or commence as of the first day of any
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month following the Participant’s date of death. If the Participant’s Beneficiary is other than his spouse, the Appendix X Participant’s Cash Balance Account shall be payable as a single lump sum equal to the Participant’s Cash Balance Account determined as of the Beneficiary’s Annuity Starting Date to be paid as soon as practicable following the Participant’s date of death, and in no event later than one year after the Participant’s date of death. If the Participant’s Beneficiary is his surviving spouse, payments may not begin later than what would have been the Participant’s Normal Retirement Date. If the spouse does not make an election regarding the timing and form of payments on or prior to the Participant’s Normal Retirement Date, payment of said amount shall be made as an annuity for the life of the spouse commencing on the Participant’s Normal Retirement Date. The annuity benefit payable to the spouse under this Section VI.2. shall be Actuarially Equivalent to the Cash Balance Account as of the spouse’s Annuity Starting Date. For purposes of the preceding sentence, Actuarial Equivalent value shall be determined under the IRS Mortality Table and the IRS Interest Rate. The Participant’s Cash Balance Account shall continue to be credited with interest in the manner described in Section III.3. until the Beneficiary’s Annuity Starting Date.
VII.    Other Plan Provisions
1.    Definition of Participant. Notwithstanding anything contained herein to the contrary and solely for purposes of this Appendix X, a Participant who is an Appendix X Participant shall not cease to be a Participant on December 31, 2019.

2.    Lump Sums. In the event the sum of: (a) the lump sum present value of the portion of the Appendix X Participant’s Accrued Benefit determined under the Legacy Plan Provisions; plus (b) the portion of his Accrued Benefit attributable to his Cash Balance Account, in each case, that is payable to the Appendix X Participant or his surviving spouse or other Beneficiary exceeds $5,000 upon initial determination, then with respect to the Appendix X Participant or his surviving spouse or Beneficiary who receives the sum of the Cash Balance Account and any cash balance benefit under the Legacy Plan Provisions in a single lump sum payment, the lump sum present value of any other portion of the Accrued Benefit shall be re-determined in accordance with the Legacy Plan Provisions as of a subsequent date as determined by Committee or its delegate and the Legacy Plan Provisions shall apply to the remaining Accrued Benefit.

3.    Plan Termination. Notwithstanding anything contained herein to the contrary, (a) an Appendix X Participant’s Cash Balance Account upon termination of the Plan shall be determined in the same manner as the Appendix X Participant’s Cash Balance Account would be determined if the Plan was not terminated, and (b) to the extent applicable, the Interest Credit thereafter shall be determined by averaging the rates used during the five-year period ending on the date of the termination of the Plan.
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L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit A – Former Participants In The Contributory Benefit Structure
Of The Raytheon Non-Bargaining Pension Plan

9043734.3

        L3Harris Link Simulation and Training
        Pension Plan – Exhibit A
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ARTICLE I-A

Definitions
Whenever used in this document, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-A    Accrued Benefit
“Accrued Benefit” means as of a Participant’s Separation from Service, the greatest of (a), (b), or (c) without regard to the provisions of Section 4.13-A, as follows:
(a)    His Normal Retirement Benefit determined without regard to the Benefit Based on Final Average Monthly Compensation, but with reference to the greater of the Minimum Benefit or Career Average Benefit, calculated on the basis of his Benefit Accrual Service as of such Separation from Service, or
(b)    His Normal Retirement Benefit Based on Final Average Monthly Compensation calculated as provided in Section 4.3-A(a), but Section 4.3-A(b) shall be calculated as if there were added to his Total Benefit Accrual Service the period from the date of such Separation from Service to his Normal Retirement Date, and his Primary Insurance Amount were determined under Section 1.24-A.
(c)    The Actuarial Equivalent of his total Participant Contributions without interest, exclusive of Participant Contributions made prior to a break in Continuous Service commencing before 1976.
(d)    A Participant’s Accrued Benefit shall not be less than his accrued benefit as of February 10, 2000, under the Prior Plan.
(e)    Effective December 1, 1994, for purposes of providing a transition for the implementation of the limitation on Compensation in excess of $150,000 (as adjusted) as provided in Sections 1.9-A (hereinafter “$150,000 Compensation Limitation”), the Participant’s Accrued Benefit shall be the greater of (1) or (2), but in no event greater than (3), as follows:
(1)    The Participant’s Accrued Benefit as of November 30, 1994 in accordance with subsection (e), plus the Participant’s Accrued Benefit accrued from December 1, 1994, with regard to the $150,000 Compensation Limitation;
(2)    The Participant’s Accrued Benefit determined on the basis of Total Benefit Accrual Service and by applying the $150,000 Compensation Limitation to all such Benefit Accrual Service; or
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(3)    The Participant’s Accrued Benefit determined on the basis of Total Benefit Accrual Service without regard to the $150,000 Compensation Limitation.
1.2-A    Accrued Benefit Derived from Employer Contributions
“Accrued Benefit Derived from Employer Contributions” means that Benefit equal to the excess (if any) of the Participant’s Accrued Benefit minus his Accrued Benefit Derived from Participant Contributions.
1.3-A    Accrued Benefit Derived from Participant Contributions
“Accrued Benefit Derived from Participant Contributions” means the amount equal to his annual benefit in the form of a single life annuity (without ancillary benefits) commencing at Normal Retirement Date, determined by converting his Participant Contributions Account by using the actuarial assumptions under Section 1.4-A(b) as of such Normal Retirement Date.
1.4-A    Actuarial Equivalent or Actuarially Equivalent
“Actuarial Equivalent or Actuarially Equivalent” means the equivalent of a given Benefit or a given amount payable under an Optional Forms of Retirement Distribution, determined conclusively by or under direction of the Administrator based upon the interest rate and the table of adjusted mortality rates determined as follows:
(a)    Except as provided in subsection (b):
(1)    For each Plan year, 100% of the applicable interest rate in effect for the month of November preceding each such year, or 100% of the applicable interest rate in effect on the first day of each such Plan Year, if lesser. For purposes hereof, the applicable interest rate means the interest rate for calculating immediate annuities (and for purposes of the Optional Forms of Retirement Distribution, the rate for immediate or deferred annuities, as applicable) which would be used by the Pension Benefit Guaranty Corporation in determining the present value of the lump sum distribution on Plan termination.
(2)    The table of adjusted mortality rates is a table of ages and corresponding annual mortality rates. The mortality rates are calculated by combining 80% of the rate for males and 20% of the rate for females from the 1971 Group Annuity Mortality Table. The attained age of the Participant in the year in which benefits commence shall be used to determine the mortality rate.
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(b)    For purposes of determining the amount of the Optional Forms of Retirement Distribution payable in a lump sum form of benefit, the interest rate and mortality assumption shall be determined in accordance with Section 1.3.
1.5-A    Benefit Accrual Service
    “Benefit Accrual Service” means:

(a)    The total, expressed in years and fractional years, of those Accounting Months (treating each Accounting Month as one-twelfth year) for any part or all of which the Participant made contributions to the Plan as a Participant. Any such Participant Contributions will be maintained in a Participant Contributions Account, credited with interest from date of actual receipt, and subject to restrictions on withdrawals as provided in Article III-A.
(b)    The term Benefit Accrual Service shall include the “benefit accrual service,” as defined in the Prior Plan, that was credited to the Participant as of February 10, 2000, under the Prior Plan.
1.6-A    Benefit Based on Final Average Monthly Compensation
“Benefit Based on Final Average Monthly Compensation” means the Benefit determined under Section 4.3-A.
1.7-A    Break in Service Year
“Break in Service Year” means a period of twelve consecutive months beginning on the Participant’s Severance from Service Date, as defined herein, or any anniversary thereof, and ending on the next anniversary of such date, provided the Participant does not perform an Hour of Service during that period. The term Severance from the Service Date means the date the Participant is not employed by the Employer or an Affiliated Company. The Severance from Service Date begins on the date the Participant retires, quits, is discharged or dies, or if earlier, the 12-month anniversary of the date on which the Participant is otherwise first absent from employment.
For purposes of determining whether a Break in Service Year has occurred for vesting and eligibility purposes, an Employee who is absent from work that commences for maternity or paternity reasons, or as allowed under the Family and Medical Leave Act of 1993, shall receive credit for the Hours of Service that would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes hereof, an absence from work which commences for maternity or paternity reasons means an absence by reason of the pregnancy of the Employee, by reason of a birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours
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of Service credited hereunder for maternity or paternity reasons shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service Year in that period, or in all other cases, in the following computation period.
1.8-A    Career Average Benefit
“Career Average Benefit” means the Benefit determined under Section 4.5-A.
1.9-A    Compensation
“Compensation” of a Participant for any Plan Year
(a)    shall include (except as provided in subsection (b)) his regular base pay, shift differential pay, payment for overtime hours, paid time off actually taken, holiday, bereavement, jury duty, military training pay when such payments are made by the Employer (or paid by a governmental agency and used as an offset by the Employer), off-site allowances, foreign service premiums, cost of living allowances and performance-based bonuses, and
(b)    shall exclude any compensation paid or not paid by an Employer (unless specifically included in paragraph (1)), allowances for education while in foreign service, contributions (except Employee contributions) or benefits, retainers, insurance benefits or Employer-paid premiums, payments for paid time off not taken, bonuses that are not performance-based, severance pay (whether paid for lump sum or installments), payments for unused vacation, and any other payments not specifically included in paragraph (a), and
1.10-A    Continuous Service
“Continuous Service” means:
(a)    An Employee’s period as an Employee of the Employer or an Affiliated Company in any positions or classifications, but excluding other periods of unpaid absence while an Employee, excludable under the Employer personnel policy consistently applied, and not includable under the terms of any collective bargaining agreement. No such period of unpaid absence, however, shall be considered to be a break in Continuous Service. Continuous Service shall be broken by a Separation from Service under which the Employee has no recall rights.
(b)    The term Continuous Service shall include “continuous service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
1.11-A    Cost of Living Adjustment
“Cost of Living Adjustment” means the adjustment determined under Section 4.13-A.
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1.12-A    Death Benefit
“Death Benefit” means the Benefit provided following the death of a Participant or Former Participant determined under Section 4.11-A.
1.13-A    Early Retirement Benefit
“Early Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 4.7-A.
1.14-A    Early Retirement Date
“Early Retirement Date” means the first day of a month before a Participant’s or Former Participant’s Normal Retirement Date so designated by a Participant or Former Participant who at the time of his Separation from Service has attained his 55th birthday. Such a Participant or Former Participant who has a Separation from Service by resignation or discharge may treat such resignation or discharge as a retirement and may treat the first day of any month next following the date of such resignation or discharge as his Early Retirement Date. A Participant or Former Participant who has a Separation from Service before his 55th birthday may elect Early Retirement, effective on or after his 55th birthday. The designated effective date of such election shall be his Early Retirement Date, and his Benefit shall be determined as provided in Section 4.12-A for a Vested Retirement Benefit.
1.15-A    Final Average Monthly Compensation
“Final Average Monthly Compensation” means one-twelfth (1/12th) of:
(a)    The amount determined by dividing:
(1)    the Participant’s aggregate Compensation attributed to the lesser of:
(A)     the five highest of his last ten qualifying twelve-Accounting-Month periods, and
(B)     all of his qualifying twelve-Accounting-Month periods, by
(2)    the number of periods taken into account under paragraph (1).
(b)    For purposes of this Section,
(1)    a Participant’s five highest qualifying 12-Accounting-Month periods under subsection (a)(1)(A) or all of the Participant’s qualifying 12-Accounting Month periods under subsection (a)(1)(B) is a period of 12 consecutive Accounting Months used for its payroll records ending with the end of the Accounting Month in which such Participant incurs a Separation from Service if such Participant had at least one Hour of
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Service in the preceding 12 consecutive Accounting Months, or ending with the end of the same Accounting Month in an earlier year most nearly corresponding with such Accounting Month in which such Participant had at least one Hour of Service in the preceding 12 consecutive Accounting Months; provided, however, that Compensation paid within 30 days following such last Accounting Month shall be treated as if paid within such last Accounting Month; and
(2)    a Participant’s last ten qualifying 12-Accounting-Month periods is a period of ten consecutive 12-Accounting-Month periods ending with the end of the Accounting Month in which such Participant incurs a Separation from Service whether or not the Participant has an Hour of Service in such Accounting Month (or ending with the end of the Accounting Month of the last day of actual work for any Participant who terminates employment due to disability).
(c)    If, in any qualifying twelve-Accounting-Month period, a Participant is credited with the lesser of either 2,080 hours or the number of hours he would have had during such period had he worked during the entire period at his regularly scheduled number of hours per week, then the Participant’s Compensation will be adjusted or grossed-up as follows. For purposes of this Section, the Compensation attributed to a Participant with respect to any qualifying twelve-Accounting-Month period shall be the sum of:
(1)    the Compensation paid during such period (excluding bonuses and incentive compensation payments of any kind) multiplied by a fraction (not less than one) the numerator of which shall be the lesser of:
(A)     2,080, or
(B)     the number of Hours of Service he would have had during such period had he worked during the entire period at his regularly scheduled number of hours per week, and the denominator of which shall be equal to his total actual Hours of Service in such period less his Hours of Service resulting from the payment of vacation not taken in such period; plus

(2)    any bonuses and incentive compensation payments excluded in paragraph (1) that otherwise would be treated as Compensation.
(d)    If a Participant who incurs a Separation from Service followed by five consecutive Break in Service Years is reemployed by the Employer, the Compensation and Accounting Months before and after such Separation from Service will not be aggregated for purposes of calculating Final Average Monthly Compensation, but will be calculated separately and multiplied by the Benefit
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Accrual Service attributable to the separate periods of employment for purposes of determining the Participant’s Benefit.
(e)    Accounting Month means the month, or four-week or five-week period, regularly used by the Employer for its payroll records.
(f)    For purposes of determining a Participant’s Final Average Monthly Compensation, any bonus or other similar incentive compensation paid with respect to a calendar year during the two and one-half month period following the end of that calendar year shall be treated as having been paid in the Accounting Month that includes February 15.
1.16-A    Joint and Survivor Annuity
“Joint and Survivor Annuity” means the form of Benefit payable to or with respect to a Participant or Former Participant under Section 4.15-A.
1.17-A    Late Retirement
“Late Retirement” means a Participant’s or Former Participant’s retirement after age 65.
1.18-A    Late Retirement Benefit
“Late Retirement Benefit” means a Participant’s or Former Participant’s Benefit payable to or with respect to him under Section 4.9-A.
1.19-A    Minimum Benefit
“Minimum Benefit” means the Benefit determined under Section 4.4-A.
1.20-A    Normal Retirement Benefit
“Normal Retirement Benefit” means the Participant’s or Former Participant’s Benefit payable to or with respect to him under Section 4.2-A.
1.21-A    Optional Forms of Retirement Distribution
“Optional Forms of Retirement Distribution” means a Participant’s or Former Participant’s optional form of Benefit payable to or with respect to him under Section 4.14-A.
1.22-A    Participant Contributions
“Participant Contribution” means a Participant’s contributions to the Plan under Section 3.1-A or credited to his Participant Contributions Account under Section 3.4-A(b).
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1.23-A    Participant Contributions Account
“Participant Contributions Account” means a Participant’s individual account established in accordance with Section 3.4-A.
1.24-A    Primary Insurance Amount
“Primary Insurance Amount” means the monthly primary insurance amount of his old age insurance benefit determined as of the end of the Plan Year payable on his Normal Retirement Date under the federal Social Security Act as in effect on the date of his Separation from Service, whether more or less than the amount that would be payable if such Act remained un-amended until that Date and whether or not the Participant or Former Participant actually applies for and receives such amount for any month, by assuming that he will receive Compensation at rates applicable on the date of such Separation from Service, over a further period of employment extending to his Normal Retirement Date. The Primary Insurance Amount of a Participant or Former Participant who again becomes a Participant following his Separation from Service shall in no event exceed the amount which would produce that Normal Retirement Benefit to which such Participant or Former Participant would have been entitled had he not again become an Employee following such Separation from Service. The actual Compensation paid to the Participant or Former Participant by the Employer during all periods of service of the Participant or Former Participant for the Employer during which the Participant or Former Participant was covered by the Social Security Act shall be used in determining the Participant’s or Former Participant’s projected Primary Insurance Amount. In determining the Primary Insurance Amount, the Employer may not take into account any compensation from any other employer while the Employee is employed by the Employer. With respect to years before the Participant’s or Former Participant’s commencement of service for the Employer, it will be assumed that the Participant or Former Participant received compensation for such service in an amount computed by using a 6% salary scale projected backwards from the determination date to the Participant’s or Former Participant’s 21st birthday. However, if the Participant or Former Participant provides the Employer with satisfactory evidence of the Participant’s or Former Participant’s actual past compensation for the prior years treated as wages under the Social Security Act at the time the compensation was earned and the actual past compensation results in a smaller projected Primary Insurance Amount, the Plan must use the actual past compensation. Such documentation must be provided no later than a reasonable period of time following the later of the date of his Separation from Service and the time the Participant or Former Participant is notified of the Benefit to which he is entitled. At such time as regulations become effective and so require, each Participant or Former Participant shall be provided with written notice of his right to supply actual compensation history, and of the financial consequences of failing to supply such history. The notice shall be given each time the summary plan description is provided to the Participant or Former Participant and shall also be given upon the Participant’s or Former Participant’s Separation from Service. The notice shall also state that the Participant or Former Participant can obtain the actual compensation history from the Social Security
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Administration. For any Participant or Former Participant for whom the Primary Insurance Amount cannot be ascertained as herein provided, said amount shall be that amount which the Administrator shall reasonably estimate. No Benefit hereunder shall be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under such Title II, if such increase takes place after the earlier of the date of first receipt of such Benefits or the date of Separation from Service of the Participant or Former Participant to whom or with respect to whom such Benefits are paid, as the case may be.
1.25-A    Prior Plan
“Prior Plan” means The Raytheon Non-Bargaining Retirement Plan as in effect on February 10, 2000.
1.26-A    Separation from Service
“Separation from Service” means:
(a)    An Employee’s resignation, discharge, layoff (other than a temporary layoff), death, or Early, Normal or Late Retirement from the Employer and all Affiliated Companies.
(b)    A leave of absence (whether paid or unpaid) authorized by the Employer, a vacation period, a temporary layoff, or a transfer to an Affiliated Company shall not constitute a Separation from Service; provided, however, that:
(1)    continuation upon a temporary layoff for a period in excess of the maximum period for temporary layoffs specified in the Employer manual shall be considered a layoff effective as of the end of such specified period; and
(2)    failure to return to work upon expiration of any leave of absence, vacation, or temporary layoff shall be considered a quit effective as of the expiration of such leave of absence, vacation, or temporary layoff.
(c)    With respect to a Participant who suffered a disability on or before December 31, 2013, a Separation from Service will be deemed to have occurred upon the expiration of the following period as applicable from the last day worked during which a Participant is receiving long term disability benefits (LTD):
(1)    29 months for Participants with less than ten years of Continuous Service;
(2)    60 months for Participants with Continuous Service of ten or more years.

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        Pension Plan – Exhibit A
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ARTICLE II-A
Eligibility
.1-A    Participation
This Exhibit A shall apply only to those individuals (a) who, on February 10, 2000, were employees of Raytheon Company and were eligible for benefits under the contributory benefit structure of Exhibit A to the Prior Plan, (b) who became Employees of the Employer on February 11, 2000, and (c) for whom assets and liabilities with respect to their accrued benefit under the Prior Plan were transferred to this Plan.
2.2-A    Suspension During Continuous Service
A Participant may suspend his participation in the Plan during his Continuous Service at any time by giving such advance written notice to the Administrator that he declines to make contributions under Section 3.1-A, which notice shall be effective and irrevocable for a period of 12 calendar months upon receipt by the Administrator.

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ARTICLE III-A

Funding Benefit
3.1-A    Participant Contributions
As a condition of continued active participation in the Plan, each Participant shall contribute to his Participant Contributions Account for each payroll period 3% of his Compensation earned in the Plan Year.
3.2-A    Withholding of Contributions
A Participant’s Contributions to his Participant Contributions Account shall be withheld by the Employer for each payroll period from his pay.
3.3-A    Deposit of Participant Contributions
A Participant’s Contributions shall be transmitted to the Trustee not later than the end of the calendar month following the calendar month in which such contributions are made.
3.4-A    Participant Contributions Accounts
(a)    The Administrator shall maintain a Participant Contributions Account for each Participant who has made Participant Contributions to the Plan, to which Account shall be credited the contributions or repayments, if any, under Section 3.1-A or 3.5-A(b), and less withdrawals under Section 3.5-A(a) and, on the aggregate net amount so credited, interest compounded annually from the end of the Plan Year in which they were credited to his Participant Contributions Account and ending with the determination date on which the determination is being made, at 120% of the federal mid-term rate as in effect under Section 1274 of the Code on the first day of each Plan Year. In addition, for purposes of calculating the Accrued Benefit derived from Participant Contributions and crediting interest herein, from the determination date and ending on his Normal Retirement Date, the Participant Contributions Account shall be credited using the actuarial assumptions provided under Section 1.4-A(b) as of the determination date. For this purpose, the determination date shall be the earlier of date of withdrawal of the Participant Contributions Account or the Participant’s Annuity Starting Date.
(b)    For purposes of subsection (a), the Participant Contributions Account of each Participant shall be credited with an amount equal to the balance of the Participant’s Contributions Account in the Prior Plan determined immediately prior to the date such assets are transferred to this Plan.
3.5-A    Withdrawals and Repayments
(a)    Subject to the cash out of small benefits provisions of Section 4.3 and the spousal consent requirements of Joint and Survivor Annuity provisions of Section 4.15-A,
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a Participant who has a Separation from Service may withdraw in cash the amount referred to in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit upon written notice to the Administrator at any time during a Separation from Service provided that such written notice is given prior to the Participant’s Annuity Starting Date. If the withdrawal occurs in connection with the retirement of the Participant, the determination of the amount of the withdrawal will be calculated to the Participant’s Annuity Starting Date. For all other withdrawals hereunder, interest shall be calculated on the amount of the withdrawal as of the first day of the month following the receipt of written notice.
(b)    Any Participant, other than a Former Participant, may within 60 months following his first rehire or recall and prior to his Annuity Starting Date while employed by the Employer, repay to the Trust in full (but not partially) the amount he withdrew under subsection (a), together with interest compounded annually on such amount at the rate referred to in Section 3.4-A then prevailing at the time of repayment, and shall thereby be restored to the same Accrued Benefit he would have had if no withdrawal had been made.
(c)    Withdrawals from the Plan other than as permitted in subsection (a) are prohibited.

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ARTICLE IV-A

Retirement, Termination, or Death
4.1-A    Normal Retirement
A Participant or Former Participant shall be entitled to his Normal Retirement Benefit hereunder on his Normal Retirement Date, unless the Participant or Former Participant elects his Early Retirement Benefit or Late Retirement Benefit.
4.2-A    Normal Retirement Benefit
(a)    A Participant or Former Participant who retires on his Normal Retirement Date shall receive a Normal Retirement Benefit, which, subject to the provisions of the Optional Forms of Retirement Distribution and the Joint and Survivor Annuity, shall consist of:
(1)    a monthly payment on the first day of each calendar month commencing with his Normal Retirement Date and ending with the last such payment before his death, and
(2)    a payment within five years after his death in a lump sum to his properly designated Beneficiary or Beneficiaries in an amount equal to the excess, if any, of
(A)     the sum, net of any unrepaid withdrawals under Section 3.5-A, of:
(i)     the balance in the Participant Contributions Account, and
(ii)     interest compounded annually to the date of his first monthly payment, with proper allowance for any earlier un-repaid withdrawal under Section 3.5-A, at the rate of interest specified in Section 3.4-A, and on the balance in the Participant Contributions Account equal to the amount of the Participant Contributions, from the end of the Plan Year in which they were credited to his Participant Contributions Account, minus
(B)     the aggregate of all payments made to him under paragraph (1).
(b)    The monthly Benefit payment described in subsection (a)(1) shall be the greatest of alternative Benefits determined under the Benefit Based on Final Average Monthly Compensation, the Minimum Benefit, and the Career Average Benefit, reduced to eliminate the Actuarial Equivalent of any prior withdrawals under Section 3.5-A(a) not repaid under Section 3.5-A(b), and then adjusted pursuant to the Cost of Living Adjustment.
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4.3-A    Alternative Formula: Benefit Based on Final Average Monthly Compensation
A Participant’s or Former Participant’s alternative Benefit determined under this Section shall be an amount determined by calculating:
(a)    The product of:
(1)    the factor of .0175,
(2)    his Benefit Accrual Service, and
(3)    his Final Average Monthly Compensation, minus
(b)    The product of:
(1)    the factor of .015,
(2)    his Total Benefit Accrual Service (not in excess of 33-1/3 years),
(3)    the factor determined by dividing
(A)     his Benefit Accrual Service by
(B)     his Total Benefit Accrual Service, and
(4)    his Primary Insurance Amount.
(c)    If a Participant or Former Participant who incurs a Separation from Service followed by five consecutive Break in Service Years is reemployed by the Employer, then Final Average Monthly Compensation and the Benefit Accrual Service before and after such Separation from Service will not be aggregated for purposes of calculating the Benefit under this Section, but the Benefit under this Section will be calculated separately for each such separate period of employment.
(d)    If a Participant or Former Participant incurs a Separation from Service prior to age 62, the product of (b)(1) times (b)(2) times (b)(3) shall not exceed the maximum fraction determined as follows:
Age as of
the Separation        Maximum
from the Service         Fraction

55             .37
56             .39
57             .42
58             .44
59             .47
60             .49
61             .50

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4.4-A    Alternative Formula: Minimum Benefit
A Participant’s or Former Participant’s alternative Benefit determined under this Section shall be the product of:
(a)    His Benefit Accrual Service, and
(b)    The sum of:
(1)    $13.00 and
(2)    the product of:
(A)     the factor of .005 and
(B)     his Final Average Monthly Compensation.
4.5-A    Alternative Formula: Career Average Benefit
A Participant’s or Former Participant’s alternative Benefit determined under this Section shall be the sum of (a), (b), and (c).
(a)    The product of:
(1)    the fraction one twenty-fourth (1/24th) and
(2)    the amount equal to the aggregate principal amount of his Participant Contributions as of December 31, 1985, net of any unrepaid withdrawals under Section 3.5-A, and
(b)    The amount by which
(1)    his Accrued Benefit under the Hughes Non-Bargaining Retirement Plan as of December 31, 1975 (as shown on the Administrator’s records) exceeds
(2)    one twenty-fourth (1/24th) of the aggregate principal amount of his Participant Contributions determined as of such date, and
(c)    one-twelfth (1/12th) of the sum of 1% of the first $3,600 of his Compensation earned in a Plan Year and 2% of such Compensation in excess of $3,600; provided, however, any of his Compensation for which the required Participant Contributions under Section 3.1-A are not made will be disregarded for purposes of determining the Participant’s or Former Participant’s Benefit under this subsection. For purposes of this subsection, for any Participant or Former Participant receiving benefits under the L3 Long Term Disability Plan (or a predecessor plan), Compensation shall mean his regular pay, including any shift
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differential and then current cost-of-living allowances for his job classification and regularly-scheduled work-week at the rate in effect on his last day on the job.
4.6-A    Early Retirement
A Participant or Former Participant shall be entitled to his Early Retirement Benefit hereunder on his Early Retirement Date.
4.7-A    Early Retirement Benefit
(a)    A Participant or Former Participant who retires on his Early Retirement Date shall receive an Early Retirement Benefit which, subject to the provisions of the Cost of Living Adjustment, the Optional Forms of Retirement Distribution, and the Joint and Survivor Annuity, shall consist of:
(1)    a monthly payment on the first day of each calendar month commencing with his Early Retirement Date and ending with the last such payment before his death, and
(2)    a payment within five years after his death in a lump sum to his properly designated Beneficiary or Beneficiaries in an amount equal to the excess, if any, of
(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made to him under paragraph (1).
(b)    The amount of each such monthly payment as provided in subsection (a)(1), except as provided in subsection (c) and Section 4.13-A (the Cost of Living Adjustment), shall be equal to the excess, expressed in terms of a monthly payment, of the Actuarial Equivalent of his Accrued Benefit computed without regard to the Cost of Living Adjustment minus the Actuarial Equivalent of any prior withdrawals under Section 3.5-A(a) not repaid under Section 3.5-A(b).
(c)    A Participant or Former Participant on the United States payroll, the sum of whose full years of Continuous Service on his Severance from Service Date and age in years as of his last birthday coinciding with or preceding his Separation from Service equals or exceeds 75 (“rule of 75”), may elect to receive an Early Retirement Benefit beginning on his Early Retirement Date. The amount of each such monthly payment shall be subsidized by the Employer in an amount equal to the excess of the value of his Normal Retirement Benefit over his Early Retirement Benefit in subsection (b), so that each monthly payment will be equal to the monthly payment (including adjustments under the Cost of Living Adjustment) included in his Accrued Benefit payable at age 65. If a Participant or
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Former Participant who incurs a Separation from Service followed by five consecutive Break in Service Years is reemployed by an Employer, then for purposes of determining whether the rule of 75 applies, the Participant’s or Former Participant’s Benefit accrued before and after such Separation from Service will not be aggregated, and whether the rule of 75 has been satisfied with respect to each such Benefit will be determined separately and will be based on the Participant’s or Former Participant’s age and full years of Continuous Service at the time of each such Separation from Service.
(d)    Any Participant or Former Participant who incurs a Separation from Service on account of layoff, and who at the time of such Separation from Service:
(1)    has 15 or more Years of Continuous Service,
(2)    is age 50 or older,
(3)    is within five years of satisfying the rule of 75, and
(4)    executes an Agreement to Arbitrate Claims in form satisfactory to the Administrator, may elect to receive his Accrued Benefit (including adjustments under the Cost of Living Adjustment) determined in accordance with subsection (c) as if the rule of 75 had been satisfied and as if he had reached his Early Retirement Date on the first day of the month following such Separation from Service, but his Accrued Benefit shall be reduced by one and one-half percent (1-1/2%) per month for each month (or portion thereof) that the Participant’s or Former Participant’s Separation from Service on account of layoff precedes the date that the rule of 75 would have been satisfied (such that a Participant who has met the rule of 75 would have no reduction); provided, however, in no event will any Participant’s or Former Participant’s Accrued Benefit under this subsection be less than the Participant or Former Participant would have otherwise been entitled to receive under this Section.
4.8-A    Late Retirement
A Participant or Former Participant shall be entitled to his Late Retirement Benefit hereunder on his Late Retirement Date, or on his Annuity Starting Date if occurring later than his Normal Retirement Date.
4.9-A    Late Retirement Benefit
(a)    A Participant or Former Participant who retires on his Late Retirement Date, or who elects an Annuity Starting Date occurring later than his Normal Retirement Date, shall receive a Late Retirement Benefit which, subject to the provisions of
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the Cost of Living Adjustment, the Optional Forms of Retirement Distribution and the Joint and Survivor Annuity, shall consist of:
(1)    a monthly payment on the first day of each calendar month commencing with his Annuity Starting Date, which would be his Late Retirement Date if no election to defer the Annuity Starting Date is made, and ending with the last such payment before his death, and
(2)    a payment within five years after his death in a lump sum to his properly designated Beneficiary or Beneficiaries in an amount equal to the excess, if any, of:
(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made to him under paragraph (1).
(b)    For eligible Participants determined for the Plan Years ending on or before January 1, 1988 who so elect, to the amount of each monthly payment determined in Section 4.2-A(a)(1) of the Normal Retirement Benefit, shall be added the excess (and in no event less than zero), expressed in terms of a monthly payment, of the Actuarial Equivalent of the Normal Retirement Benefit he would have received under Section 4.2-A(a)(1) of the Normal Retirement Benefit (after application of the Cost of Living Adjustment and an interest rate equal to 9% per annum (or at such time as the interest rate determined under Section 1.4-A(a) is equal to or greater than 9%, then such interest rate determined under Section 1.4-A(a)), had he retired upon his Normal Retirement Date, minus the Accrued Benefit (if any) of such Participant or Former Participant as determined in Section 1.1-A. For eligible Participants or Former Participants determined for Plan Years beginning on or after January 1, 1988 and who do not elect as provided in the first sentence of this paragraph, to the amount of each monthly payment determined at the Participant’s or Former Participant’s Late Retirement Date Benefit shall be added the monthly Actuarial Equivalent of the Accrued Benefit Derived from Participant Contributions as of his Late Retirement Date, minus the sum of the Accrued Benefit Derived from Participant Contributions as of his Normal Retirement Date, plus the Accrued Benefit Derived from Participant Contributions attributable to contributions made in each Plan Year after Normal Retirement Date. Amounts determined in the prior sentence shall be on the basis of the actuarial assumptions under Section 1.4-A(b) that would be used as of the Late Retirement Date.
4.10-A    Actuarial Equivalence
The Participant’s or Former Participant’s Optional Forms of Retirement Distribution or the Joint and Survivor Annuity shall be the Actuarial Equivalent of his Early, Normal, or
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Late Retirement Benefit, such Actuarial Equivalent being computed as of his Annuity Starting Date.
4.11-A    Death Benefit
(a)    No Survivor Annuity Payable; Distribution of Employee Contributions. If a Participant or Former Participant dies prior to the due date of the first monthly Benefit payment payable to him under the Plan, and if the other subsections of this Section are not applicable, there shall be paid in cash in a lump sum to his properly designated Beneficiary or Beneficiaries an amount equal to the balance of his Participant Contributions Account and all his other Benefits (if any) shall be forfeited.
(b)    Death of Participant Eligible for Retirement. If a Participant or Former Participant is age 55 or older, has a Separation from Service due to his death, or has a Separation from Service because of retirement but dies prior to the first day of the month coinciding with or next following retirement within which the initial payment of any Benefit is or would be payable to him, and leaves a surviving spouse, then regardless of whether such spouse is designated as his sole primary Beneficiary, such spouse shall elect to receive either the Benefit described in subsection (c) or the Benefit described in subsection (d). In the event Benefits are paid under this subsection, then no Beneficiary (other than the spouse) shall be entitled to receive benefits under the Plan, except as provided in subsection (c)(2).
(c)    Survivor Benefit for Spouse of Retirement Eligible Participant. The Benefit described in this subsection shall consist of:
(1)    100% Survivor Annuity. A monthly payment to such spouse on the first day of each calendar month commencing with the month following the month of such Participant’s or Former Participant’s death, and continuing through the month of such spouse’s death, in an amount equal to the monthly Benefit that such spouse would have received under Section 4.14-A(b)(1)(A) of the Optional Forms of Retirement Distribution had the Participant or Former Participant retired immediately prior to his death and elected under Section 4.14-A(b)(1)(A) of the Optional Forms of Retirement Distribution to receive monthly payments of his Early Retirement Benefit, Normal Retirement Benefit or Late Retirement Benefit, as the case may be, subject to adjustment in the manner provided in the Cost of Living Adjustment, naming such spouse as Contingent Annuitant and providing that such monthly payments to the surviving Contingent Annuitant after the Participant’s or Former Participant’s death shall be equal to 100% of the payments to the Participant or Former Participant during his life, subject to adjustment in the manner provided in the Cost of Living Adjustment, and
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        Pension Plan – Exhibit A
9043734.3

(2)    upon the death of such spouse, payment in cash in a lump sum to such Participant’s or Former Participant’s duly designated Beneficiary or Beneficiaries of an amount equal to the excess, if any, of:
(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made under paragraph (1).
(d)    Withdrawal of Employee Contributions and Remaining Benefit Paid As Survivor Annuity. The Benefit described in this subsection shall consist of:
(1)    a lump sum payment payable not later than the end of the Plan Year following the Plan Year of the death of such Participant or Former Participant to the surviving spouse in an amount equal to the sum referred to in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, and
(2)    a monthly payment, adjusted in the manner provided in the Cost of Living Adjustment, on the first day of each calendar month commencing with the month following the month of such Participant’s or Former Participant’s death, and ending with the month of such spouse’s death, in an amount Actuarially Equivalent as so adjusted to the Participant’s or Former Participant’s Accrued Benefit Derived from Employer Contributions.
(e)    Death of Participant Not Eligible for Retirement. Unless the provisions of Section 4.11-A(b) of the Death Benefit apply, if a Participant or Former Participant dies and such death is prior to the due date of the first monthly Benefit payable to him under the Plan and if he leaves a surviving spouse, then regardless of whether such spouse is designated as his sole primary Beneficiary, such spouse shall receive a survivor annuity consisting of:
(1)    Death After Earliest Retirement Age. If a Participant or Former Participant dies after his earliest retirement age, such spouse shall elect to receive either the Benefit described in subsection (A) or the Benefit described in subsection (B).
(A)     100% Survivor Annuity. The Benefit described in this subsection shall consist of:
(i)     a monthly payment to such spouse on the first day of each calendar month commencing with the month following the month of such Participant’s or Former Participant’s death, and continuing through the month of such spouse’s death, in an amount equal to the monthly Benefit that such spouse would have received under Section 4.14-A(b)(1)(A) of the
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        Pension Plan – Exhibit A
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Optional Forms of Retirement Distribution had the Participant or Former Participant retired immediately prior to his death and elected under Section 4.14-A(b)(1)(A) of the Optional Forms of Retirement Distribution to receive monthly payments of his Early Retirement Benefit, Normal Retirement Benefit or Late Retirement Benefit, as the case may be, in the form of a fixed annuity contract naming such spouse as Contingent Annuitant and providing that such monthly payments to the surviving Contingent Annuitant after the Participant’s or Former Participant’s death shall be equal to 100% of the payments to the Participant or Former Participant during his life, and
(ii)     upon the death of such spouse, payment in cash in a lump sum to such Participant’s or Former Participant’s duly designated Beneficiary or Beneficiaries of an amount equal to the excess, if any, of the sum described in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, minus the aggregate of all payments made under item (i).
(B)     Withdrawal of Employee Contributions and Remaining Benefit Paid as Survivor Annuity. The Benefit described in this subsection shall consist of:
(i)     a lump sum payment payable not later than the end of the Plan Year following the Plan Year of the death of such Participant or Former Participant to the surviving spouse in an amount equal to the sum referred to in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, and
(ii)     a monthly payment, on the first day of each calendar month commencing with the month following the month of such Participant’s or Former Participant’s death, and ending with the month of such spouse’s death, in an amount Actuarially Equivalent as so adjusted to the Participant’s or Former Participant’s Accrued Benefit Derived from Employer Contributions.
(2)    Death Before Earliest Retirement Age - 50% Survivor Annuity. If the Participant or Former Participant dies prior to his earliest retirement age, a monthly payment commencing on the first day of the calendar month following the month in which the Participant or Former Participant would have attained his earliest retirement age and ending with the calendar month in which the spouse dies, equal to 50% of the monthly amount the Participant or Former Participant would have received if he retired electing a Joint and Survivor Annuity, and if such Participant or Former
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        Pension Plan – Exhibit A
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Participant had a Separation from Service on or prior to the date of death, survived to the earliest retirement age, retired with an immediate qualified Joint and Survivor Annuity at the earliest retirement age, and died on the day after the day on which such Participant or Former Participant would have attained the earliest retirement age.
Upon the death of such spouse, payment shall be made in cash in a lump sum to such Participant’s or Former Participant’s duly designated Beneficiary or Beneficiaries of an amount equal to the excess, if any, of :
(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made under this paragraph (2).
4.12-A    Vested Retirement Benefit
(a)    In the event of his Separation from Service prior to his Normal Retirement Date, except for the Joint and Survivor Annuity and the Death Benefit provisions, such Participant or Former Participant shall upon his Normal Retirement Date become entitled to a Normal or Optional Forms of Retirement Distribution, or upon his Early Retirement Date may receive an Early or Optional Forms of Retirement Distribution, as he shall elect, or in the absence of such election, as determined under the provisions of the Normal Retirement Benefit, the Cost of Living Adjustment, the Optional Forms of Retirement Distribution, and the Joint and Survivor Annuity, but, in each case, if his Separation from Service preceded his 55th birthday, without regard to the Cost of Living Adjustment and the “rule of 75” under Section 4.7-A(c), all in an amount Actuarially Equivalent to the sum of:
(1)    100% his Accrued Benefit Derived from Participant Contributions, and
(2)    100% of his Accrued Benefit Derived from Employer Contributions.
(b)    Notwithstanding subsection (a) above:
(1)    If the lump sum Actuarial Equivalent of the sum of the Participant’s Accrued Benefit is not more than $1,000 the Participant shall receive payment of such amount as soon as administratively feasible following termination of employment in the form of a lump sum.
(2)    If the lump sum Actuarial Equivalent of the sum of the Participant’s Accrued Benefit is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of such amount as soon as administratively feasible following termination of employment in the form of a lump sum.
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        Pension Plan – Exhibit A
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(3)    If the lump sum Actuarial Equivalent of the sum of the Participant’s Accrued Benefit is more than $5,000 but not more than $20,000, the Participant may elect, with spousal consent if applicable, to receive payment of such amount as soon as administratively feasible following termination of employment in the form of a lump sum or either a single life annuity if the Participant is not married on his Annuity Starting Date or a Joint and Survivor Annuity if the Participant is married on his Annuity Starting Date.
4.13-A    Cost of Living Adjustment
(a)    The monthly Benefit payable under Section 4.2-A(a)(1) of the Normal Retirement Benefit, Section 4.7-A(a)(1) of the Early Retirement Benefit for any Former Participant who had a Separation from Service on or after his 55th birthday, Section 4.7-A(d) on account of layoff, or Section 4.9-A(a)(1) of the Late Retirement Benefit to or in respect of a Former Participant during any calendar year (the “subject calendar year”) after the first calendar year in which monthly Benefits were so payable shall be adjusted by multiplying the monthly Benefit so payable during the calendar year immediately preceding the subject calendar year (after applying the Cost of Living Adjustment to such preceding calendar year) by a factor (not over 1.040 and not under 0.960) computed to at least three decimal places, determined by dividing:
(1)    the United States Bureau of Labor Statistics Consumer Price Index (All Urban Consumers, all items, United States city average, 1967 = 100) as revised, for the September next before the subject calendar year by
(2)    such Index for the September of the second year before the subject calendar year.
(b)    Notwithstanding the provisions of subsection (a), the adjustment provided in such subsection shall not result in a monthly Benefit either less than the monthly Benefit initially payable to or in respect of the Former Participant or more than allowed by the maximum benefit limitation in effect under Section 415 of the Code for each such year following the Former Participant’s retirement.
(c)    If the Plan is terminated, no further adjustments shall be made under this Section, except as to a Former Participant who had retired under a Normal Retirement Benefit, Early Retirement on or after his 55th birthday, or Late Retirement Benefit on or prior to the date of such termination.
(d)    No adjustment shall be made under this Section to a Benefit payment payable either in a lump sum on the death of a Participant or Former Participant as described in Section 4.2-A(a)(2) of the Normal Retirement Benefit. If a Participant or Former Participant who incurs a Separation from Service followed by five consecutive Break in Service Years is reemployed by the Employer, then
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        Pension Plan – Exhibit A
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for purposes of determining whether the Cost of Living Adjustment applies, the Participant’s or Former Participant’s Benefit accrued before and after such Separation from Service will not be aggregated, and whether the Cost of Living Adjustment applies will be determined separately for each such Benefit.
4.14-A    Optional Forms of Retirement Distribution
A Participant or Former Participant entitled to receive a Normal, Early, or Late Retirement Benefit shall receive the 50% Joint and Survivor Annuity (if applicable) unless he elects not to receive such annuity, elects instead to receive a distribution in accordance with this Section and his spouse consents in writing to such election. A Participant or Former Participant to whom a Joint and Survivor Annuity does not apply and who makes no election under this Section shall receive a Benefit in accordance with subsection (a). A Participant or Former Participant may not make or change an election hereunder after his Annuity Starting Date. A Participant or Former Participant may elect to receive his Benefit as follows:
(a)    A Normal, Early or Late Retirement Benefit, as the case may be,
(b)    A Benefit that is the Actuarial Equivalent of his Benefit in subsection (a) consisting of:
(1)    monthly payments commencing on his Annuity Starting Date:
(A)     in the form of a joint and survivor annuity payable to the Participant or Former Participant for his life, and monthly payments to his Contingent Annuitant for life (in amounts as selected by the Participant or Former Participant equal to a survivor annuity of 50%, 75% or 100% of the monthly amount paid to such Participant or Former Participant), or
(B)     in the form of a period certain and continuous annuity payable to the Participant or Former Participant and his Beneficiaries over the later of a period certain for a guaranteed number of payments (for a period as selected by the Participant or Former Participant of 10, or 15 years) or the life of the Participant or Former Participant, or
(C)     in the form of a five-year certain only annuity payable to the Participant or Former Participant and his Beneficiaries for a guaranteed period of five years, or
(D)     in the form of a five-year temporary modified cash refund annuity payable to the Participant or Former Participant over the earlier of a five-year or the life of the Participant or Former Participant, and adjusted in the manner provided in the Cost of Living Adjustment, or
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        Pension Plan – Exhibit A
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(E)     in the form of social security level income annuity, with a monthly payment commencing on his Annuity Starting Date consisting of the permanent portion and the temporary portion of the Benefit payable through the earlier of the month in which he dies or the month of his 62nd birthday, and thereafter through the month in which he dies reduced by the temporary portion of this Benefit that is an amount estimated to equal his monthly Social Security old age benefits payable at such birthday as projected by the Administrator, and further reduced by the Cost of Living Adjustment attributable to the temporary portion of the Benefit, and with the permanent portion of this Benefit adjusted in the manner provided in the Cost of Living Adjustment, and
(2)    upon the death of the Participant or Former Participant, payment to his Contingent Annuitant (if applicable, and if surviving the Participant or Former Participant), otherwise either to the primary Beneficiary (if surviving the Participant or Former Participant), or if his Contingent Annuitant or primary Beneficiary does not survive the Participant or Former Participant, then to the Participant’s or Former Participant’s contingent Beneficiary who survives the Participant or Former Participant or otherwise to the estate of the Participant or Former Participant, in cash in a lump sum an amount equal to the excess, if any, of:
(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made under paragraph (1).
(c)    The option provided in subsection (b)(1)(E) may be elected with the Normal, Early or Late Retirement Benefit under subsection (a), the Joint and Survivor Annuity payable under Section 4.15-A, or a joint and survivor annuity option under subsection (b)(1)(A), but may not be coupled with any other option provided in subsection (b).
(d)    No Optional Forms of Retirement Distribution may be selected where the Beneficiary or Contingent Annuitant is other than the spouse, unless such option will assure that at least 50% of the present value of the Benefit available for distribution is payable within the life expectancy of the Participant.
(e)    If a Participant or Former Participant dies after his Annuity Starting Date, the remaining portion of his Benefit, if any, may continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant’s or Former Participant’s death to the Contingent Annuitant, if surviving the Participant or Former Participant, or otherwise to the Participant’s or Former Participant’s designated primary Beneficiary; provided, however, if the primary
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        Pension Plan – Exhibit A
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Beneficiary is the estate of the Participant or Former Participant, or if the primary Beneficiary dies prior to the Participant or Former Participant, the remaining portion of his Benefit will be distributed in a lump sum to the Participant’s or Former Participant’s contingent Beneficiary who survives the Participant or Former Participant or otherwise to the estate of the Participant or Former Participant. If a Participant or Former Participant dies before his Annuity Starting Date, the Participant’s or Former Participant’s entire Benefit will be limited to and distributed as a Death Benefit in accordance with Section 4.11-A.
(f)    If the lump sum Actuarial Equivalent vested benefit is greater than $5,000 but not greater than $20,000, a lump sum payment.
4.15-A    Joint and Survivor Annuity
(a)    Notwithstanding anything in the Plan to the contrary, the Benefit, if any, of a Participant or Former Participant commencing on his Annuity Starting Date shall be a Joint and Survivor Annuity, as described in subsection (b), if
(1)    he was married on his Annuity Starting Date, and
(2)    he has not otherwise elected an Optional Form Retirement Distribution with the consent of his spouse.
(b)    The Joint and Survivor Annuity of a Participant or Former Participant shall be a Benefit, reduced as provided in subsection (c) and adjusted under the Cost of Living Adjustment (if eligible), consisting of:
(1)    monthly payments to him beginning on his Annuity Starting Date and ending with the calendar month in which his death occurs with the provision that, if he dies after his Annuity Starting Date survived by the spouse to whom he was married on his Annuity Starting Date, such spouse shall receive monthly payments of 50% of such reduced Benefit adjusted under the Cost of Living Adjustment, beginning on the first day of the calendar month next following his death and ending with the calendar month in which such spouse dies, plus
(2)    as soon as both such Participant or Former Participant and his surviving spouse are dead, a lump sum payment to the primary Beneficiary of whomever dies last if surviving the Participant or Former Participant and his spouse, or if the primary Beneficiary does not survive the Participant or Former Participant and his spouse, then to the contingent Beneficiary of whomever dies last if surviving the Participant or Former Participant and his spouse or otherwise to the estate of the Participant or Former Participant or spouse of whomever dies last, in an amount equal to the excess, if any, of
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        Pension Plan – Exhibit A
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(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-A(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made under this subsection to the Participant or Former Participant and his spouse.
(c)    The reduced Benefit payable under this Section to a Participant or Former Participant during his lifetime shall be at a monthly rate such that his Joint and Survivor Annuity is the Actuarial Equivalent of his Early, Normal or Late Retirement Benefit.
4.16-A    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit A after December 31, 2019.
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        Pension Plan – Exhibit A
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L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit B – New Hires And Former Participants In The
Non-Contributory Benefit Structure Of The
Raytheon Non-Bargaining Pension Plan
9043764.3

ACTIVE 262127310

        L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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ACTIVE 262127310

ARTICLE I-B

DEFINITIONS
Whenever used in this document, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-B    Accrued Benefit
“Accrued Benefit” means:
(a)    The Participant’s Normal Retirement Benefit based upon the Participant’s Benefit Accrual Service accumulated on or before December 31, 2018 to date and the Participant’s Compensation paid during all Benefit Accrual Service.
(b)    The Accrued Benefit of each Participant described in Section 2.1-B(a) shall not be less than his accrued benefit as of February 10, 2000, under the Prior Plan.
(c)    Effective December 1, 1994, for purposes of providing a transition for the implementation of the limitation on Compensation in excess of $150,000 (as adjusted) as provided in Section 1.16 (hereinafter “$150,000 Compensation Limitation”), the Participant’s Accrued Benefit shall be the greater of (1) or (2), but in no event greater than (3), as follows:
(1)    The Participant’s Accrued Benefit as of November 30, 1994, in accordance with subsection (a), plus the Participant’s Accrued Benefit accrued from December 1, 1994, with regard to the $150,000 Compensation Limitation,
(2)    The Participant’s Accrued Benefit determined on the basis of Total Benefit Accrual Service completed on or before December 31, 2018 and by applying the $150,000 Compensation Limitation to all Benefit Accrual Service, or
(3)    The Participant’s Accrued Benefit determined on the basis of Total Benefit Accrual Service completed on or before December 31, 1994 without regard to the $150,000 Compensation Limitation.
1.2-B    Actuarial Equivalent or Actuarially Equivalent
“Actuarial Equivalent or Actuarially Equivalent” means the equivalent of a given Benefit or a given amount payable under an Optional Forms of Retirement Distribution, determined conclusively by or under direction of the Administrator based upon the interest rate and the table of adjusted mortality rates determined as follows:
        L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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ACTIVE 262127310

(a)    Except as provided in subsection (b),
(1)    For each Plan Year, the interest rate shall be 100% of the applicable interest rate in effect for the month of November preceding each such Year, or 100% of the applicable interest rate in effect on the first day of each such Plan Year, if lesser. For purposes hereof, the applicable interest rate means the interest rate for calculating immediate annuities (and for purposes of the Optional Forms of Retirement Distribution, the rate for immediate or deferred annuities, as applicable) which would be used by the Pension Benefit Guaranty Corporation in determining the present value of the lump sum distribution on Plan termination.
(2)    The table of adjusted mortality rates is a table of ages and corresponding annual mortality rates. The mortality rates are calculated by combining 80% of the rate for males and 20% of the rate for females from the 1971 Group Annuity Mortality Table. The attained age of the Participant in the Year in which benefits commence shall be used to determine the mortality rate.
(b)    For purposes of determining the amount of the Optional Forms of Retirement Distribution payable in a lump sum form of payment, the interest rate and mortality assumption shall be determined in accordance with Section 1.3.
1.3-B    Benefit Accrual Service
“Benefit Accrual Service” means:
(a)    The total, expressed in years and fractional years, of those Accounting Months (treating each Accounting Month as one-twelfth of a year) for any part or all of which the Participant was employed by the Employer, but excluding those Accounting Months during which the Participant was participating in, or eligible to participate in, any other qualified defined benefit plan of an Affiliated Company, the Participant did not receive Compensation from the Employer, or the Participant did not satisfy the eligibility requirements of Section 2.1-B.
(b)    The term Benefit Accrual Service, for each Participant described in Section 2.1-B(a), shall include the “benefit accrual service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
1.4-B    Compensation
“Compensation” of a Participant for any Plan Year:
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        Pension Plan – Exhibit B
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ACTIVE 262127310

(a)    means (except as provided in subsection (b)) his regular base pay, paid time off actually taken, shift differentials, payment for overtime hours, holiday, bereavement, jury duty, military training pay when such payments are made by the Employer (or paid by a governmental agency and used as an offset by the Employer) and performance-based bonuses, but
(b)    shall exclude any compensation paid or not paid by an Employer (unless specifically included in paragraph (a)), payments for paid time off not taken, tax differentials, retainers, insurance benefits, off site allowance, overseas bonus, any bonus that is not a performance-based bonus, education allowance paid during foreign service, contributions (except Employee contributions) or benefits, company paid premiums, severance pay (whether paid in a lump sum or installments), payments for unused vacation and any other special payments or allowances not specifically included in paragraph (a).
(c)    shall include, for a Participant described in Section 2.1-B(a), “compensation,” as defined in the Prior Plan, credited to the Participant prior to February 11, 2000, under the Prior Plan.
1.5-B    Continuous Service
“Continuous Service” means:
(a)    An Employee’s period as an Employee of the Employer or an Affiliated Company in any positions or classifications but excluding other periods of unpaid absence while an Employee, excludable under the Employer personnel policy consistently applied, and not includable under the terms of any collective bargaining agreement. No such period of unpaid absence, however, shall be considered to be a break in Continuous Service. Continuous Service shall be broken by a Separation from Service under which the Employee has no recall rights.
(b)    The term Continuous Service, for a Participant described in Section 2.1-B(a) shall include the “continuous service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
1.6-B    Covered Compensation
“Covered Compensation” means for any Plan Year, the average (without indexing) of the Social Security Taxable Wage Base in effect for each calendar year during the 35-year period ending with the calendar year in which a Participant attains or will attain his Social Security Retirement Date. In determining a Participant’s Covered Compensation for a Plan Year, the Social Security Taxable Wage Base for the current and any subsequent Plan Year shall be assumed to be the same as in effect for the Plan Year for which the determination is being made. A Participant’s Covered Compensation for any Plan Year after the 35-year period is the Covered Compensation for the Plan Year in which the Participant attained Social Security Retirement Date. A Participant’s Covered
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        Pension Plan – Exhibit B
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ACTIVE 262127310

Compensation shall be automatically adjusted for each Plan Year in accordance with this Section.
1.7-B    Death Benefit
“Death Benefit” means the Benefit provided following the death of a Participant determined under Section 3.8-B.
1.8-B    Early Retirement Benefit
“Early Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 3.4-B.
1.9-B    Early Retirement Date
“Early Retirement Date” means the first day of a month before a Participant’s or Former Participant’s Normal Retirement Date so designated by a Participant or Former Participant who at the time of his Separation from Service has attained his 55th birthday. Such a Participant or Former Participant who has a Separation from Service by resignation or discharge may treat such resignation or discharge as a retirement and may treat the first day of any month next following the date of such resignation or discharge as his Early Retirement Date. A Participant or Former Participant who has a Separation from Service before his 55th birthday may elect Early Retirement, effective on or after his 55th birthday. The designated effective date of such election shall be his Early Retirement Date, and his Benefit shall be determined as provided in Section 3.9-B for a Vested Retirement Benefit.
1.10-B    Final Average Monthly Compensation
“Final Average Monthly Compensation” means one-twelfth (1/12th) of:
(a)    The amount determined by dividing:
(1)    the Participant’s aggregate Compensation attributed to the lesser of:
(A)     the five highest of his last ten qualifying 12-Accounting-Month periods, or, all of the Accounting-Month periods if the Participant has fewer than five, and
(B)     all of his qualifying 12-Accounting-Month periods, by
(2)    the number of periods taken into account under paragraph (1).
(b)    For purposes of this Section,
(1)    a Participant’s five highest qualifying 12-Accounting-Month periods under subsection (a)(1)(A) or all of the Participant’s qualifying 12-
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        Pension Plan – Exhibit B
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ACTIVE 262127310

Accounting Month periods under subsection (a)(1)(B) is a period of 12 consecutive Accounting Months used for payroll records ending with the end of the Accounting Month in which such Participant incurs a Separation from Service if such Participant had at least one Hour of Service in the preceding 12 consecutive Accounting Months, or ending with the end of the same Accounting Month in an earlier year most nearly corresponding with such Accounting Month in which such Participant had at least one Hour of Service in the preceding 12 consecutive Accounting Months; provided, however, that Compensation paid within 30 days following such last Accounting Month shall be treated as if paid within such last Accounting Month; and
(2)    a Participant’s last ten qualifying 12-Accounting-Month periods is a period of ten consecutive 12-Accounting-Month periods ending with the end of the Accounting Month in which such Participant incurs a Separation from Service whether or not the Participant has an Hour of Service in such Accounting Month (or ending with the end of the Accounting Month of the last day of actual work for any Participant who terminates employment due to disability).
(c)    If, in any qualifying 12-Accounting-Month period, a Participant is not credited with the lesser of either 2,080 hours or the number of hours he would have had during such period had he worked during the entire period at his regularly scheduled number of hours per week, then the Participant’s Compensation will be adjusted or grossed-up as follows. For purposes of this Section, the Compensation attributed to a Participant with respect to any qualifying 12-Accounting-Month period shall be the sum of:
(1)    the Compensation paid during such period (excluding bonuses and incentive compensation payments of any kind) multiplied by a fraction (not less than one) the numerator of which shall be the lesser of:
(A)     2,080, or
(B)     the number of Hours of Service he would have had during such period had he worked during the entire period at his regularly scheduled number of hours per week, and the denominator of which shall be equal to his total actual Hours of Service in such period less his Hours of Service resulting from the payment of vacation not taken in such period; plus

(2)    any bonuses and incentive compensation payments excluded in paragraph (1) that otherwise would be treated as Compensation.
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        Pension Plan – Exhibit B
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(d)    If a Participant who incurs a Separation from Service followed by five consecutive Break in Service Years is reemployed by the Employer, the Compensation and Accounting Months before and after such Separation from Service will not be aggregated for purposes of calculating Final Average Monthly Compensation, but will be calculated separately and multiplied by the Benefit Accrual Service attributable to the separate periods of employment for purposes of determining the Participant’s Benefit.
(e)    Accounting Month means the month, or four-week or five-week period, regularly used by the Employer for its payroll records.
(f)    For purposes of determining a Participant’s Final Average Monthly Compensation, any bonus or other similar incentive compensation paid with respect to a calendar year during the two and one-half month period following the end of the calendar year shall be treated as having been paid in the Accounting Month that includes February 15.

1.11-B    Joint and Survivor Annuity
“Joint and Survivor Annuity” means the form of Benefit payable to or with respect to a Participant or Former Participant under Section 3.11-B.
1.12-B    Late Retirement
“Late Retirement” means a Participant’s or Former Participant’s retirement upon his Late Retirement Date.
1.13-B    Late Retirement Benefit
“Late Retirement Benefit” means a Participant’s or Former Participant’s Benefit payable to or with respect to him under Section 3.6-B.
1.14-B    Normal Retirement Benefit
“Normal Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 3.2-B.
1.15-B    Optional Forms of Retirement Distribution
“Optional Forms of Retirement Distribution” means the optional form of Benefit payable to or with respect to a Participant or Former Participant under Section 3.10-B.
    6            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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1.16-B    Prior Plan
“Prior Plan” means the Raytheon Non-Bargaining Pension Plan as in effect on February 10, 2000.
1.17-B    Separation from Service
“Separation from Service” means:
(a)    An Employee’s resignation, discharge, layoff (other than a temporary layoff), death, or Early, Normal or Late Retirement from the Employer and all Affiliated Companies.
(b)    A leave of absence, (whether paid or unpaid) authorized by the Employer, a vacation period, a temporary layoff, or a transfer to an Affiliated Company shall not constitute a Separation from Service; provided, however, that:
(1)    continuation upon a temporary layoff for a period in excess of twelve months shall be considered a layoff effective as of the end of such specified period; and
(2)    failure to return to work upon expiration of any leave of absence, vacation, or temporary layoff shall be considered a quit effective as of the expiration of such leave of absence, vacation, or temporary layoff.
1.18-B    Social Security Taxable Wage Base
“Social Security Taxable Wage Base” means the contribution and benefit limit in effect under Section 3121(a) of the Code.
1.19-B    Vested Retirement Benefit
“Vested Retirement Benefit” means the Benefit which is non-forfeitable in accordance with Section 3.9-B.
    7            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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1.20-B    Year of Vesting Service
(a)    “Year of Vesting Service” means 12 months of Service. Years of Vesting Service (including partial Years of Vesting Service counting months and days) shall be aggregated for purposes of determining whether a Participant has a vested interest hereunder on his Severance from Service Date, even though such years may not have been consecutive; provided, however, for an Employee who has a Severance from Service Date prior to being Vested, Years of Vesting Service before any period of consecutive Break in Service Years shall not be required to be taken into account if the number of Consecutive Break in Service Years within such period equals or exceeds the greater of five or the aggregate number of Years of Vesting Service before such period.
(b)    For purposes of subsection (c), the following definitions shall apply:
(1)    “Break in Service Year” means with respect to any Employee, a period of twelve consecutive months beginning on the Employee’s Severance from Service Date or any anniversary thereof, and ending on the next anniversary of such date, provided the Employee does not perform an Hour of Service during that period. For purposes of determining whether a Break in Service Year has occurred for vesting purposes, an Employee who is absent for maternity or paternity reasons shall be deemed to have a Severance from Service Date as of the second anniversary of the first date of such absence.
(2)    Except as otherwise provided in subsection (c), “Service” means that period of time beginning on the date an Employee is first credited with an Hour of Service with the Employer or an Affiliated Company and ending on the Employee’s Severance from Service Date. In addition, if an Employee incurs a Severance from Service Date and is reemployed within 12 consecutive months by the Employer or an Affiliated Company, his Service shall also include all days between his Severance from Service Date and his subsequent reemployment. An Employee’s Service shall be expressed in months and days and shall be measured in cumulative whole month increments (with 30 days equal to one month) which shall be credited to the Employee for each full month of Service prior to a Severance from Service Date.
(3)    “Severance From Service Date” means the date the Employee is not employed by the Employer or an Affiliated Company. The Severance from Service Date begins on the date the Employee retires, quits, is discharged or dies, or if earlier, the 12-month anniversary of the date on which the Employee is otherwise first absent from Service.
    8            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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(c)    The term Service, for a Participant described in Section 2.1-B(a), shall include “service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
ARTICLE II-B

ELIGIBILITY
2.1-B    Requirements for Participation
(a)    An Employee (1) who, on February 10, 2000, was an employee of Raytheon Company and was eligible for benefits under the non-contributory benefit structure of Exhibit B to the Prior Plan, (2) who became an Employee of the Employer on February 11, 2000, and (3) for whom assets and liabilities with respect to his accrued benefit under the Prior Plan were transferred to this Plan shall be eligible to participate in the Plan on February 11, 2000.
(b)    An Employee who (1) was an employee of Raytheon Company on February 10, 2000, (2) became an Employee of the Employer after February 11, 2000 and on or before August 31, 2000, and (3) is scheduled to work for the Employer at least 1,000 hours during the calendar year (prorated for the first year if it is less than 12 months) shall be eligible to participate in the Plan on the date he first completes one Hour of Service.
(c)    An Employee other than an Employee described in subsection (a) or (b) who is employed prior to January 1, 2007 shall become a Participant on the first day of the calendar month coincident with or next following his completion of one year of Service, provided that an Employee who is classified as a Training employee or a functional employee shall not be eligible to participate in the Plan unless such Training employee or functional employee provides headquarters support functions and is identified by organization codes listed in the Pension Eligibility Matrix maintained by the Employer. An Employee who is hired by the Employer on or after January 1, 2007 shall not be eligible to participate in the Plan.
2.2-B    Forfeitures
If a Participant has a Separation from Service for any reason prior to being Vested, his unvested Accrued Benefit shall be forfeited when the number of his Consecutive Break in Service Years equals the greater of five or the aggregate number of Years of Vesting Service before such Consecutive Break in Service Years.

ARTICLE III-B

    9            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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RETIREMENT, TERMINATION OR DEATH
3.1-B    Normal Retirement
A Participant or Former Participant shall be entitled to Normal Retirement Benefits hereunder on his Normal Retirement Date, unless the Participant or Former Participant elects his Early Retirement Benefit or Late Retirement Benefit.
3.2-B    Normal Retirement Benefit
A Participant or Former Participant who retires on his Normal Retirement Date shall receive a Normal Retirement Benefit, which, subject to the provisions of the Optional Forms of Retirement Distribution and Joint and Survivor Annuity, shall equal a monthly payment on the first day of each month commencing with his Normal Retirement Date and ending with the last such payment before his death equal to:
(a)    The product of:
(1)    the factor of .015,
(2)    that portion of his Benefit Accrual Service completed on or before December 31, 2018 which is included in the first 35 years of Total Benefit Accrual Service, and
(3)    his Final Average Monthly Compensation; minus
(b)    The product of:
(1)    the factor of .006,
(2)    that portion of his Benefit Accrual Service completed on or before December 31, 2018 which is included in the first 35 years of Total Benefit Accrual Service, and
(3)    his Final Average Monthly Compensation not in excess of Covered Compensation; plus
(c)    The product of:
(1)    the factor of .005,
(2)    that portion of his Benefit Accrual Service completed on or before December 31, 2018 which is included in the Total Benefit Accrual Service in excess of 35 years, and
(3)    his Final Average Monthly Compensation.
    10            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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(d)    In the event the Normal Retirement Date occurs prior to a Participant’s or Former Participant’s Social Security Retirement Date, then the Benefit hereunder shall be actuarially reduced in accordance with the terms of Early Retirement Benefit. If a Participant or Former Participant who incurs a Separation from Service followed by five consecutive Break in Service Years is rehired (not recalled or reinstated) by the Employer, then the Final Average Monthly Compensation and the Benefit Accrual Service before and after such Separation from Service will not be aggregated for purposes of calculating his Normal Retirement Benefit, but the Normal Retirement Benefit will be calculated separately for each such periods of employment.
(e)    If a Participant has an Hour of Service on December 31, 2018, the Participant’s accrued benefit determined under this Section 3.2-B at any time after December 31, 2018 shall not be less than the accrued benefit under this Section 3.2-B determined as of December 31, 2018.
3.3-B    Early Retirement
A Participant or Former Participant shall be entitled to his Early Retirement Benefit hereunder on his Early Retirement Date.
3.4-B    Early Retirement Benefit
A Participant or Former Participant who has a Vested Accrued Benefit and who retires on his Early Retirement Date shall receive an Early Retirement Benefit which, subject to the provisions of the Optional Forms of Retirement Distribution and the Joint and Survivor Annuity and the vesting provisions of Section 3.9-B, shall consist of a monthly payment on the first day of each calendar month commencing with his Early Retirement Date and ending with the last such payment before his death. The monthly payment shall equal the greater of (a) the Actuarial Equivalent of his Vested Accrued Benefit as of his Early Retirement Date, or (b) his Vested Accrued Benefit reduced by 1/2% for each month the Participant or Former Participant’s Early Retirement Date precedes his Social Security Retirement Date, except there shall be no reduction for a Participant or Former Participant who at the time of his Separation from Service is within three years of his Social Security Retirement Date or older and has ten or more years of Continuous Service.
3.5-B    Late Retirement
A Participant or Former Participant shall be entitled to his Late Retirement Benefit hereunder on his Late Retirement Date, or on his Annuity Starting Date if occurring later than his Normal Retirement Date.
    11            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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3.6-B    Late Retirement Benefit
A Participant or Former Participant who retires on his Late Retirement Date shall receive a Late Retirement Benefit which, subject to the provisions of the Optional Forms of Retirement Distribution and the Joint and Survivor Annuity, shall consist of a monthly payment on the first day of each calendar month commencing with his Late Retirement Date, and ending with the last such payment before his death, equal to his Normal Retirement Benefit but with Covered Compensation and Final Average Monthly Compensation determined as of his Late Retirement Date and Benefit Accrual Service determined as of the earlier of his Late Retirement Date or December 31, 2018.
3.7-B    Actuarial Equivalence
The Participant’s or Former Participant’s Optional Forms of Retirement Distribution or the Joint and Survivor Annuity Benefit shall, except for the vesting provisions under Section 3.9-B, be the Actuarial Equivalent of his Early, Normal, or Late Retirement Benefit, such Actuarial Equivalent being computed as of his Annuity Starting Date.
    12            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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3.8-B    Death Benefit.
(a)    Death of Vested Participant Eligible for Retirement. If a Participant or Former Participant is age 55 or older, is entitled to a Vested Retirement Benefit, has a Separation from Service due to his death, or has a Separation from Service because of retirement but dies prior to the first day of the month coinciding with or next following retirement within which the initial payment of any benefit is or would be payable to him, and leaves a surviving spouse, then regardless of whether such spouse is designated as his sole primary Beneficiary, such spouse shall receive a monthly payment on the first day of each calendar month commencing with the month following the month of such Participant’s or Former Participant’s death, and continuing through the month of such spouse’s death, in an amount equal to the Preretirement Survivor Annuity, as defined in subsection (c).
(b)    Death of Vested Participant Not Eligible for Retirement. Unless the provisions of Section 3.8-B(a) of the Death Benefit apply, if a Participant or Former Participant dies with a Vested Retirement Benefit and prior to the due date of the first monthly Benefit payable to him under the Plan and if he leaves a surviving spouse, then regardless of whether such spouse is designated as his sole primary Beneficiary, such spouse shall receive a Preretirement Survivor Annuity, as defined in subsection (c).
(c)    Preretirement Survivor Annuity. A Preretirement Survivor Annuity is a survivor annuity for the life of the surviving spouse of the Participant or Former Participant under which the periodic payments to the surviving spouse are not less than the periodic payments that would be payable under the Joint and Survivor Annuity (or the Actuarial Equivalent thereof) if:
(1)    In the case of such a Participant or Former Participant who dies after reaching his earliest retirement date, the Participant or Former Participant had retired either under Exhibit B with an immediate 100% joint and survivor annuity or had retired under Exhibits D or E with an immediate 50% joint and survivor annuity on the day before his death, or
(2)    In the case of such a Participant or Former Participant who dies before the date on which he would have attained his Early Retirement Date, by assuming the Participant or Former Participant had a Separation from Service on or prior to the date of death, had survived to his Early Retirement Date, had commenced to receive payments under an immediate 50% joint and survivor annuity at his Early Retirement Date, and had died on the day after the day on which he would have attained his Early Retirement Date.
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        Pension Plan – Exhibit B
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3.9-B    Vested Retirement Benefit
(a)    Each Participant or Former Participant shall be entitled to a Vested Retirement Benefit in the amount provided in this Section. In the event of his Separation from Service prior to his Normal Retirement Date, except for the Joint and Survivor Annuity and the Death Benefit provisions, such Participant or Former Participant shall upon his Normal Retirement Date become entitled to a Normal or Optional Forms of Retirement Distribution, or upon his Early Retirement Date may receive an Early or Optional Forms of Retirement Distribution, as he shall elect, or in the absence of such election, as determined under the provisions of the Normal Retirement Benefit, the Optional Forms of Retirement Distribution and Joint and Survivor Annuity, all in an amount Actuarially Equivalent to that percentage of his Accrued Benefit determined on the basis of his Years of Vesting Service as follows:
        Years of Vesting Service         Vested Percentage
        Less than 5                 0%
        5 or more                 100%
(b)    A Participant’s or Former Participant’s Accrued Benefit to the extent not forfeited under Section 2.3-B or paid as a Death Benefit shall become 100% vested if he is then employed by the Employer or an Affiliated Company on his 65th birthday, provided, however, that a Participant described in Section 2.1-B(a) and (b) shall be 100% Vested in his Accrued Benefit, regardless of his Years of Vesting Service.
(c)    Notwithstanding subsection (a) above:
(1)    If the lump sum Actuarial Equivalent of the Participant’s Vested Retirement Benefit is not more than $1,000, the Participant shall receive payment of his or her Vested Retirement Benefit as soon as administratively feasible following termination of employment in the form of a lump sum.
(2)    If the lump sum Actuarial Equivalent of the Participant’s Vested Retirement Benefit is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Vested Retirement Benefit as soon as administratively feasible following termination of employment in the form of a lump sum.
(3)    If the lump sum Actuarial Equivalent of the Participant’s Vested Retirement Benefit is more than $5,000 but not more than $20,000, the Participant may elect, with spousal consent if applicable, to receive payment of his or her Vested Retirement Benefit as soon as administratively feasible following termination of employment in the form
    14            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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of either a lump sum or the normal form of benefit which is a single life annuity for a Participant who is not married on his Annuity Starting Date and a Joint and Survivor Annuity for a Participant who is married on his Annuity Starting Date
3.10-B    Optional Forms of Retirement Distribution
A Participant or Former Participant entitled to receive a Normal, Early, or Late Retirement Benefit shall receive the 50% Joint and Survivor Annuity (if applicable) unless he elects not to receive such annuity, elects instead to receive a distribution in accordance with this Section and his spouse consents in writing to such election. A Participant or Former Participant to whom a Joint and Survivor Annuity does not apply and who makes no election under this Section shall receive a Benefit in accordance with subsection (a). A Participant or Former Participant may not make or change an election hereunder after his Annuity Starting Date. A Participant or Former Participant may elect to receive his Benefit as follows
(a)    A Normal, Early or Late Retirement Benefit, as the case may be,
(b)    A Benefit consisting of monthly payments commencing on his Annuity Starting Date:
(1)    in the form of a Joint and Survivor Annuity payable to the Participant or Former Participant for his life, and monthly payments to his Contingent Annuitant for life (in amounts as selected by the Participant or Former Participant equal to a survivor annuity of 50%, 75% or 100% of the monthly amount paid to such Participant or Former Participant), or
(2)    in the form of a Ten Year Certain and Continuous Annuity payable to the Participant or Former Participant and his Beneficiaries over the later of a period certain for a guaranteed number of payments of ten years or the life of the Participant or Former Participant; or
(3)    in the form of a Ten Year Certain Only Annuity to the Participant or Former Participant and his Beneficiaries for a period certain for a guaranteed number of payments of 10 years.
(c)    If the lump sum Actuarial Equivalent vested benefit is greater than $5,000 but not greater than $20,000, a lump sum payment.
(d)    If a Participant or Former Participant dies after his Annuity Starting Date, the remaining portion of his Benefit, if any, may continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant’s or Former Participant’s death to the Contingent Annuitant, if surviving the Participant or Former Participant, or otherwise to the Participant’s or Former Participant’s designated primary Beneficiary; provided, however, if the primary
    15            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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Beneficiary is the estate of the Participant or Former Participant, or if the primary Beneficiary dies prior to the Participant or Former Participant, the remaining portion of his Benefit will be distributed in a lump sum to either the Participant’s or Former Participant’s contingent Beneficiary who survives the Participant or Former Participant or otherwise to the estate of the Participant or Former Participant, as applicable. If a Participant or Former Participant dies before his Annuity Starting Date, the Participant’s or Former Participant’s entire Benefit will be limited to, and distributed as, a Death Benefit in accordance with Section 3.8-B.
3.11-B    Joint and Survivor Annuity
(a)    Notwithstanding anything in the Plan to the contrary, the Benefit, if any, of a Participant or Former Participant commencing on his Annuity Starting Date shall be a Joint and Survivor Annuity, as described in subsection (b), if
(1)    he was married on his Annuity Starting Date, and
(2)    he has not otherwise elected an Optional Form of Retirement Distribution with the consent of his spouse.
(b)    The Joint and Survivor Annuity of a Participant or Former Participant shall be a Benefit, reduced as provided in subsection (c), consisting of monthly payments to him beginning on his Annuity Starting Date and ending with the calendar month in which his death occurs with the provision that, if he dies after his Annuity Starting Date survived by the spouse to whom he was married on his Annuity Starting Date, such spouse shall receive monthly payments of 50% of such reduced Benefit adjusted, beginning on the first day of the calendar month next following his death and ending with the calendar month in which such spouse dies.
(c)    The reduced Benefit payable under this Section to a Participant or Former Participant during his lifetime shall be at a monthly rate such that his Joint and Survivor Annuity is the Actuarial Equivalent of his Early, Normal or Late Retirement Benefit.
3.12-B    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit B after December 31, 2019.

    16            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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Appendix 1 – (HERP and Re-diffusion Plan Mergers and Other Matters)

    Paragraphs A, B and C of this Appendix 1 contain additional terms of the Plan that apply to Participants whose benefit is determined under Exhibit B relating in part to former Participants of Hughes Employees’ Retirement Plan (the “HERP”) and Re-diffusion Simulation Incorporated Retirement Plan (the “Re-diffusion Plan”). Paragraph D of this Appendix 1 contains additional terms of the Plan that apply to employees who transferred employment from CAE Link Corporation (“CAE Link”) on February 24, 1995 to Raytheon Company (“Link Transferor”).

    A.    As the Plan applies to the Employees of Raytheon Training, Inc. and its predecessor Hughes Simulation Systems, Inc. (hereinafter jointly referred to as the “Company”), the Plan shall be modified as follows:
1.    Except as provided in Paragraph C contained herein, Participation in the Plan is limited to Employees of the Training and Control Systems Division of the Company.
2.    With respect to the Benefits provided, a new Section 3.12-B is added to the Plan as follows:
3.12-B    Benefits Payable to Former Honeywell Employees under Merged Plans.

    With respect to the former employees of Honeywell in its Training and Control Systems Division as of December 31, 1988, the provisions of the Honeywell Plan in effect on December 31, 1988, including all benefits or optional forms of benefit payment, pre-retirement survivor annuities and early retirement subsidies under the Honeywell Plan are hereby incorporated into the Plan by reference, as modified as follows:

    (a)    Subject to receipt of the transfer of the required assets from the Honeywell Plan, any benefits payable under the Honeywell Plan for participation therein prior to December 31, 1988, shall be treated as fully vested and nonforfeitable under this Plan (and which shall be no less than the Honeywell Plan liability with respect to the former Honeywell employees under Section 414(l) of the Internal Revenue Code of 1986 as if the Honeywell Plan had terminated on December 31, 1988), shall be paid as a minimum benefit in accordance with the applicable incorporated provisions of the Honeywell Plan. A payment of this benefit shall commence no earlier than such former Honeywell employee’s termination of employment with the Company, by treating employment with the Company as employment under the Honeywell Plan. Furthermore, employment with the Company will be used for purposes of determining eligibility for any benefit or optional form of benefit, pre-retirement survivor annuity, or early retirement subsidy (including the “Rule of 85” subsidy) provided under the Honeywell Plan; or
    APP-1            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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    (b)    For service prior to December 31, 1988, a Benefit will be paid by the Plan based upon Final Average Monthly Compensation and Primary Insurance Amount of each Participant as of the date of Separation from Service. Any Benefit under this paragraph shall be paid in accordance with the applicable incorporated provisions of the Honeywell Plan, commencing no earlier than such former Honeywell employee’s termination of employment with the Company, by treating employment with the Company as employment under the Honeywell Plan for purposes of determining eligibility for any benefit or optional form of benefit, pre-retirement survivor annuity, or early retirement subsidy (including the “Rule of 85” subsidy) provided under the Honeywell Plan; provided, however,(i) if a Participant or former Participant is age 60 or older, or, alternatively, if a Participant is under age 60 but has 85 points under the Rule of 85, there will be no adjustment to such additional benefit paid as a part of his Early Retirement Benefit; and (ii) if a Participant is under age 60 and does not have 85 points under the Rule of 85, then such additional benefit paid as part of his Early Retirement Benefit will be reduced .3% for each month the Participant or former Participant’s Early Retirement Date precedes his attaining age 60.

    B.    As the Plan applies to the Employees of the Hughes Danbury Optical Systems, Inc. (the “Company”), the Plan shall be modified to provide that Employees who were employed by the Company on December 22, 1989 shall receive credit for service with Perkin-Elmer Corporation for the purposes of determining their Years of Vesting Service, Hours of Service, Continuous Service and Anniversary Date. Except as otherwise provided herein, prior service with Perkin-Elmer Corporation will not be counted for Benefit Accrual Service or any other purpose.
C.    As the Plan applies to the Employees of Raytheon Training, Inc. and its predecessor, Hughes Simulations Systems Inc.--Arlington (hereinafter jointly referred to as the “Company”), the Plan shall be modified as follows:

1.    With respect to the Benefits provided, a new Section 3.13-B is added to the Plan to read as follows:

3.13-B    Benefits Payable to Former Re-diffusion Employees under Merged Plans.

    With respect to participants in the Re-diffusion Plan, there shall be payable a Benefit equal to not less than the benefit determined under the Re-diffusion Plan on November 30, 1991, including all benefits or optional forms of benefit payment, pre-retirement survivor annuities and early retirement subsides under the Re-diffusion Plan, which are hereby incorporated by reference.

D.    As the Plan applies to any Link Transferor, effective July 1, 1996, the Plan shall be modified as follows:
    APP-2            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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    1.    Each such Link Transferor shall receive credit for service with CAE Link for the purposes of determining Years of Vesting Service, Hours of Service, Continuous Service and Anniversary Date;

    2.    Except as otherwise provided herein, prior service with CAE Link and service with the Company prior to July 1, 1996, will not be counted for Benefit Accrual Service or any other purpose; and

    3.    For purposes of determining Compensation under Section 1.4-B and Final Average Monthly Compensation under Section 1.10-B, amounts paid by CAE Link and by the Company prior to July 1, 1996, that otherwise would have been treated as Compensation if the Link Transferor had been a Participant in the Plan prior to such date, will be included in Compensation.
    APP-3            L3Harris Link Simulation and Training
        Pension Plan – Exhibit B
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L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit C – Former Participants In The Raytheon Non-Bargaining Retirement Plan
Who Were Salaried Non-Bargaining Former Employees Of
General Dynamics Corporation

9043758.3

        L3Harris Link Simulation and Training
         Pension Plan – Exhibit C
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    2    L3Harris Link Simulation and Training
         Pension Plan – Exhibit C
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ARTICLE I-C

DEFINITIONS
Whenever used in this Exhibit C, the following items shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-C    Accrued Benefit
“Accrued Benefit” means:
(a)    The Participant’s Normal Retirement Benefit based upon the Participant’s Benefit Accrual Service accumulated to date and the Participant’s Compensation paid during such Benefit Accrual Service. A Participant’s Accrued Benefit shall not be less than his accrued benefit as of February 10, 2000 under the Prior Plan.
(b)    Effective December 1, 1994, for purposes of providing a transition for the implementation of the limitation on Compensation in excess of $150,000 (as adjusted) as provided in Section 1.24-C (hereinafter “$150,000 Compensation Limitation”), the Participant’s Accrued Benefit shall be the greater of (1) or (2), but in no event greater than (3), as follows:
(c)    The Actuarial Equivalent of his total Participant Contributions without interest, exclusive of Participant Contributions made prior to a break in Continuous Service commencing before 1976.
(d)    Effective December 1, 1994, for purposes of providing a transition for the implementation of the limitation on Compensation in excess of $150,000 (as adjusted) as provided in Section 1.24-C (hereinafter “$150,000 Compensation Limitation”), the Participant’s Accrued Benefit shall be the greater of (1) or (2), but in no event greater than (3), as follows:
(1)    The Participant’s Accrued Benefit as of November 30, 1994, in accordance with subsection (a), plus the Participant’s Accrued Benefit accrued from December 1, 1994, with regard to the $150,000 Compensation Limitation,
(2)    The Participant’s Accrued Benefit determined on the basis of Total Benefit Accrual Service and by applying the $150,000 Compensation Limitation to all such Benefit Accrual Service, or
(3)    The Participant’s Accrued Benefit determined on the basis of Total Benefit Accrual Service without regard to the $150,000 Compensation Limitation.
    1    L3Harris Link Simulation and Training
         Pension Plan – Exhibit C
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1.2-C    Accrued Benefit Derived from Employer Contributions
“Accrued Benefit Derived from Employer Contributions” means that Benefit equal to the excess (if any) of the Participant’s Accrued Benefit minus his Accrued Benefit Derived from Participant Contributions

1.3-C    Accrued Benefit Derived from Participant Contributions
“Accrued Benefit Derived from Participant Contributions” means the amount equal to his annual benefit in the form of a single life annuity (without ancillary benefits) commencing at Normal Retirement Date, determined by converting his Participant Contributions Account by using the actuarial assumptions under Section 1.4-C(c) as of such Normal Retirement Date.

1.4-C    Actuarial Equivalent; Actuarially Equivalent
“Actuarial Equivalent; Actuarially Equivalent” means equality in value of the aggregate amounts expected to be received under different forms of payment, determined from actuarial calculations based on actuarial assumptions specified for such purpose.
(a)    Except as provided in subsection (b) and (c) below, all Actuarial Equivalent values shall be computed based upon the 1984 Unisex Pension mortality table (UP-1984 Table) with 7% per annum compound interest. For any values involving a single life, the mortality table shall be set back one year and for values involving joint lives, there shall be no adjustment for the primary annuitant and a setback of three years for the contingent/joint annuitant.
(b)    If a benefit is distributed in accordance with an option described in Section 4.10C(b)(1)(C), Actuarial Equivalence shall be determined on the mortality basis specified above and the interest rate in paragraph (1) or (2) below, or based on the actuarial assumptions under paragraphs (c)(1) and (c)(2) below, whichever provides the greater benefit:
(1)    The interest rate specified in subsections (a), or
(2)    The interest rate which would be used as of January 1 of the calendar year in which the distribution occurs by the Pension Benefit Guaranty Corporation (“PBGC”) for purposes of determining the present value of the individual’s benefit under the Plan if the Plan had terminated on such January 1 with insufficient assets to provide benefits guaranteed by the PBGC.
(c)    If a benefit is distributed in accordance with an option described in Section 4.10C(b)(1)(C) or Section 4.10-C(c), Actuarial Equivalence shall be determined using the interest rate and mortality assumption determined in accordance with Section 1.3.
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1.5-C    Basic Compensation
“Basic Compensation” means the base compensation paid by the Employer but excluding overtime, severance pay (whether paid in a lump sum or installments), payments for unused vacation, shift differentials, expense or living allowances, long-term disability benefits, royalties or payments of like nature. Except as specifically provided herein, payments under any incentive compensation plan, bonuses but only to the extent they are performance-based bonuses and commissions paid to a Participant shall be included only to the extent that they shall be deemed by the Administrator to be part of regular compensation.
Notwithstanding any other provision contained herein, in the determination of Basic Compensation for a Plan Year, any amounts described in the career average pay benefit under Section 4.2-C(b)(3) for the year which are in excess of 50% of the amount awarded under any incentive compensation plan shall be excluded; and the term Basic Compensation shall include the “basic compensation,” as defined in the Prior Plan, credited to the Participant prior to February 11, 2000, under the Prior Plan.
1.6-C    Benefit Accrual Service
“Benefit Accrual Service” means:
(a)    The total, expressed in years and fractional years, of those Accounting Months (treating each Accounting Month as one-twelfth of a year) for any part or all of which the Participant was employed by the Employer but excluding those Accounting Months during which the Participant was participating in, or eligible to participate in, any other qualified defined benefit plan of an Affiliated Company, the Participant did not receive Compensation from the Employer; or the Participant did not satisfy the eligibility requirements of Section 2.1-C. Hours of Service completed as an Employee, other than a Participant under this Exhibit and as provided herein, will not be taken into account for Benefit Accrual Service.
(b)    The term Benefit Accrual Service shall include “benefit accrual service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
1.7-C    Break in Service Year
“Break in Service Year” means a Participant will incur a Break in Service Year as of his Separation from Service, if the Participant does not have an Hour of Service within 12 months from that date; provided, however, if the Separation from Service occurs because of a layoff, a Break in Service Year will occur on the earlier of:
(a)    The date the Participant refuses to return to work with the Employer; or
(b)    The date 24 months after the Participant went on layoff.
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For purposes of determining whether a Break in Service Year has occurred for vesting and eligibility purposes, an Employee who is absent from work that commences for maternity or paternity reasons, or as allowed under the Family and Medical Leave Act of 1993, shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes hereof, an absence from work which commences for maternity or paternity reasons means an absence by reason of the pregnancy of the Employee, by reason of a birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited hereunder for maternity or paternity reasons shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service Year in that period, or in all other cases, in the following computation period.

1.8-C    Continuous Service
“Continuous Service” means:
(a)    Except as otherwise provided below, a Participant’s period of employment as an Employee of the Employer or an Affiliated Company in any positions or classifications commencing on the date he first completes an Hour of Service and ending on the Separation from Service. In the event an Employee is rehired by the Employer following a Break in Service Year, the Employee will have his Continuous Service at his Separation from Service restored in determining his rights under the Plan provided he shall have completed at least one year of Continuous Service following rehire, but time between the Separation from Service and rehire will not be counted as Continuous Service. If a Participant incurs a Separation from Service but is rehired by the Employer or an Affiliated Company prior to a Break in Service Year, the Participant’s Continuous Service will not be broken and will be credited for the period of time between the Separation from Service and the date of rehire.
(b)    If a Participant becomes a Disabled Employee on or before December 31, 2013, the period of time during which a Participant is Disabled shall be taken into consideration in determining his Continuous Service, but shall not be taken into consideration in determining the amount of any Retirement Benefit.
(c)    The term Continuous Service shall include “continuous service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
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1.9-C    Death Benefit
Death Benefit” means the Benefit provided following the death of a Participant or Former Participant determined under Section 4.8-C.
1.10-C    Disabled Employee
“Disabled Employee” means any Employee who is “totally disabled” as defined in the L3 Long-Term Disability Plan and as determined by the insurer for such plan.
1.11-C    Early Retirement Benefit
“Early Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 4.4-C.
1.12-C    Early Retirement Date
“Early Retirement Date” means the first day of a month before a Participant’s or Former Participant’s Normal Retirement Date so designated by a Participant or Former Participant who at the time of his Separation from Service has attained his 55th birthday and is credited with at least ten years of Continuous Service. Such a Participant or Former Participant who has a Separation from Service by resignation or discharge may treat such resignation or discharge as a retirement and may treat the first day of any month next following the date of such resignation or discharge as his Early Retirement Date. A Participant or Former Participant who has a Separation from Service before his 55th birthday and who is credited with ten or more years of Continuous Service may elect Early Retirement, effective on or after his 55th birthday. The designated effective date of such election shall be his Early Retirement Date.
1.13-C    Excess Compensation
“Excess Compensation” means the aggregate of that portion, if any, of Basic Compensation for each month in the year while a Participant which is in excess of $1,950; provided that such $1,950 shall be prorated for any month to reflect the period of active Plan Membership in the month, if the person was not an Active Participant throughout the month.
1.14-C    Final Average Monthly Salary
“Final Average Monthly Salary” means the average of the Salary Rates in effect on the first day of each of the 60 consecutive months of Plan Membership for which a Participant’s Salary Rate was the highest out of the 120 months of Plan Membership immediately preceding the date of the most recent Separation from Service. If a Participant shall have completed less than 60 consecutive months of Plan Membership, then Final Average Monthly Salary shall be determined as the average over the actual number of months of the Participant’s Plan Membership. Except as specifically provided in the following paragraph, payments under an incentive compensation plan, bonuses and
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commissions paid to a Participant during Plan Membership shall not be included by the Administrator as part of regular compensation.
(a)    Amounts deferred by a Participant which are contributed by the Employer under a cash or deferred arrangement under Section 401(k) of the Code and amounts deferred by a Participant to a flexible spending account in an Employer cafeteria plan under Section 125 of the Code, and amounts deferred under Code Section 132(f)(4) shall be included in the determination of Final Average Monthly Salary for the month in which such amounts are deferred.
(b)    If a Participant who has a Break in Service Year is reemployed by the Employer and completes five years of Continuous Service following reemployment, then his final average pay benefit under Section 4.2-C(b)(1) will be based on his combined Final Average Monthly Pay both before his most recent Separation from Service and after reemployment. If such a Participant does not complete five years of Continuous Service, then the Participant’s final average pay benefit will be based on Final Average Monthly Salary determined at his most recent Separation from Service and in accordance with this Exhibit C.
1.15-C    Joint and Survivor Annuity
“Joint and Survivor Annuity” means the form of Benefit payable to or with respect to a Participant or Former Participant under Section 4.11-C.
1.16-C    Late Retirement
“Late Retirement” means a Participant’s or Former Participant’s retirement upon his Late Retirement Date.
1.17-C    Late Retirement Benefit
“Late Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 4.6-C.
1.18-C    Normal Retirement Benefit
“Normal Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 4.2-C.
1.19-C    Optional Forms of Retirement Distribution
“Optional Forms of Retirement Distribution” means the optional forms of distribution payable to or with respect to a Participant or Former Participant under Section 4.10-C.
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1.20-C    Participant Contribution
“Participant Contribution” means a Participant’s contributions made under the terms of the Prior Plan and transferred to this Plan).

1.21-C    Participant Contributions Account
“Participant Contributions Account” means a Participant’s individual account established in accordance with Section 3.2-C.
1.22-C    Plan Membership
“Plan Membership” means each calendar month in which an Employee is a Participant and receives base compensation as a salaried Employee. The term Plan Membership shall include the “plan membership,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
1.23-C    Prior Plan
“Prior Plan” means the Raytheon Non-Bargaining Pension Plan, as in effect on February 10, 2000.
1.24-C    Salary Rate
“Salary Rate” means the rate of regular base compensation payable monthly by the Employer or, if payments are made more than once a month, one-twelfth of the annual rate of regular base compensation which would be payable to a Participant during Plan Membership based on the books and records of the Employer (before any deductions or deferrals by a Participant which are contributed by the Employer under a cash or deferred arrangement under Section 401(k) of the Code and to a Participant’s flexible spending account in an Employer cafeteria plan under Section 125 of the Code), but excluding overtime, premium pay, shift differentials, expense or living allowances, contingent compensation, disability benefits, royalties or payments of like nature, and excluding:
Notwithstanding any other provision contained herein,
(a)    The term Salary Rate shall include the “salary rate,” as defined in the Prior Plan, credited to the Participant prior to February 11, 2000, under the Prior Plan.
(b)    Any rate of compensation in excess of $200,000, as adjusted by the Secretary of the Treasury for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code.
1.25-C    Separation from Service
“Separation from Service” of an individual shall occur on the earliest of:
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(a)    The date as of which employment with the Employer and all Affiliated Companies shall be terminated whether due to voluntary termination, dismissal, retirement or death, except in the case of cessation of active employment due to a reduction in force.
(b)    The date as of which the former Employee fails to comply with a request to return to active employment within 24 months following cessation of active employment due to a reduction in work force.
(c)    The date which shall be at the end of the 24 months following cessation of active employment due to a reduction in work force.

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ARTICLE II-C
ELIGIBILITY
2.1-C    Participation
This Exhibit C shall apply only to those individuals (a) who, on February 10, 2000, were employees of Raytheon Company and were eligible for benefits under the terms of Exhibit  D to the Prior Plan because they were salaried non-bargaining former employees of General Dynamics Corporation, (b) who became Employees of the Employer on February 11, 2000, and (c) for whom assets and liabilities with respect to their accrued benefits under the Prior Plan were transferred to this Plan.

ARTICLE III-C
Funding Benefit
3.1-C    Participant Contributions
The Prior Plan required, prior to January 1, 1982, that each Participant contribute to his Participant Contributions Account. Participant Contributions are no longer required for continued participation.
3.2-C    Participant Contributions Accounts
The Administrator shall maintain a Participant Contributions Account for each Participant who has Participant Contributions, to which Account shall be credited the Participant Contributions in an amount equal to the amount of the Participant Contributions transferred from the Prior Plan, less withdrawals, and interest compounded annually from the end of the Plan Year in which they were credited to his Participant Contributions Account and ending with the determination date on which the determination is being made, at 120% of the federal mid-term rate as in effect under Section 1274 of the Code on the first day of each Plan Year. In addition, for purposes of calculating the Accrued Benefit derived from Participant Contributions and crediting interest herein, from the determination date and ending on his Normal Retirement Date, the Participant Contributions Account shall be converted using the actuarial assumptions as provided under Section 1.4-C(c) as of the determination date. For this purpose, the determination date shall be the earlier of date of withdrawal of the Participant Contributions Account or the Participant’s Annuity Starting Date.
3.3-C    Withdrawals and Repayments
(a)    Subject to the cash out of small benefits provisions of Section 4.3 and the spousal consent requirements of Section 4.9, a Participant who has a Separation from Service prior to age 55 may withdraw in cash the amount referred to in Section 4.2C(a)(2)(A) of the Normal Retirement Benefit upon written notice to
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the Administrator at any time during a Separation from Service provided that such written notice is given prior to the Participant’s Annuity Starting Date and up to one year prior to age 65. If the withdrawal occurs in connection with the retirement of the Participant, the determination of the amount of the withdrawal will be calculated to the Participant’s Annuity Starting Date. For all other withdrawals hereunder, interest shall be calculated on the amount of the withdrawal as of the first day of the month following the receipt of written notice.
(b)    Any Participant, other than a Former Participant, may within 60 months following his first rehire or recall and prior to his Annuity Starting Date while employed by the Employer, repay to the Trust in full (but not partially) the amount he withdrew under subsection (a), together with interest compounded annually on such amount at the rate referred to in Section 3.2-C then prevailing at the time of repayment, and shall thereby be restored to the same Accrued Benefit he would have had if no withdrawal had been made.
(c)    Withdrawals from the Plan other than as permitted in subsection (a) are prohibited.

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ARTICLE IV-C

Retirement, Termination, or Death
4.1-C    Normal Retirement
A Participant or Former Participant shall be entitled to his Normal Retirement Benefit hereunder on his Normal Retirement Date, unless the Participant or Former Participant elects his Early Retirement Benefit or Late Retirement Benefit.
4.2-C    Normal Retirement Benefit
(a)    A Participant or Former Participant who retires on his Normal Retirement Date shall receive a Normal Retirement Benefit, which, subject to the provisions of the Optional Forms of Retirement Distribution and the Joint and Survivor Annuity, shall consist of:
(1)    A monthly payment on the first day of each calendar month commencing with his Normal Retirement Date and ending with the last such payment before his death, and
(2)    A payment within five years after his death in a lump sum to his properly designated Beneficiary or Beneficiaries in an amount equal to the excess, if any, of
(A)     the sum, net of any un-repaid withdrawals under Section 3.3-C, of:
(i)     the balance in the Participant Contributions Account, and
(ii)     interest compounded annually to the date of his first monthly payment, with proper allowance for any earlier un-repaid withdrawal under Section 3.3-C, at the rate of interest specified in Section 3.2-C, and on the balance in the Participant Contributions Account equal to the amount of the Participant Contributions made from the end of the Plan Year in which they were credited to his Participant Contributions Account, minus
(B)     the aggregate of all payments made to him under paragraph (1).
(b)    The Normal Retirement Benefit described in subsection (a)(1) shall consist of a monthly payment on the first day of each month commencing with his Normal Retirement Date and ending with the last such payment before his death equal to the greatest of (1), (2) or (3) below, reduced to eliminate the Actuarial Equivalent of any prior withdrawals that were not repaid:
(1)    For the final average pay benefit, the product of:
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(A)     The factor of 1-1/3%;
(B)     That portion of his Benefit Accrual Service which is included in the first 40 years of total Benefit Accrual Service;
(C)     His Final Average Monthly Salary.
(2)    For the minimum benefit, the product of:
(A)     $26 and
(B)     Total Benefit Accrual Service.
(3)    For the career average pay benefit, an amount equal to the sum of (A) and (B) below:
(A)     For the period of Continuous Service in any calendar year while an active Participant and prior to the date that benefits shall have accrued under the provisions of this subparagraph (3)(A) for a total of 35 years of Continuous Service, one-twelfth of the sum of 1.75% of the aggregate of his Basic Compensation for such period (but not in excess of $1,950 for each month) and 2.0% of his Excess Compensation for such period.
(B)     For the period of Continuous Service while an active Participant and subsequent to the date that benefits shall have accrued under the provisions of subparagraph (3)(A) in excess of a total of 35 years of Continuous Service, one-twelfth of 2.0% of his Basic Compensation for such period.
(c)    Benefits shall accrue under the provisions of subsection (b)(3) only for those individuals who were either participants of the General Dynamics Retirement Plan on July 1, 1990 or were salaried employees of General Dynamics who had not satisfied the service requirement for membership in the General Dynamics Retirement Plan on such date and who did not have a Separation from Service prior to August 22, 1992. Except as specifically provided in the preceding sentence, no benefits shall accrue under Section 4.2-C(b)(3). Moreover, eligibility to continue to accrue benefits under the provisions of subsection (b)(3) shall cease at an individual’s Separation from Service.
4.3-C    Early Retirement
A Participant or Former Participant shall be entitled to his Early Retirement Benefit hereunder on his Early Retirement Date.
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4.4-C    Early Retirement Benefit
(a)    A Participant or Former Participant may retire on an Early Retirement Date which shall be the first day of any month which he specifies following the later of attainment of age 55 and completion of ten or more years of Continuous Service and before he has attained age 65.
(b)    A Participant or Former Participant who retires on his Early Retirement Date shall receive an Early Retirement Benefit which, subject to the provisions of the Cost of Living Adjustment, the Optional Forms of Retirement Distribution, and the Joint and Survivor Annuity, shall consist of:
(1)    A monthly payment on the first day of each calendar month commencing with his Early Retirement Date and ending with the last such payment before his death, and
(2)    A payment within five years after his death in a lump sum to his properly designated Beneficiary or Beneficiaries in an amount equal to the excess, if any, of
(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-C(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made to him under paragraph (1).
(c)    The Early Retirement Benefit described in subsection (b)(1) shall consist of a monthly payment on the first day of each calendar month commencing with his Early Retirement Date and ending with the last such payment before his death. equal to the Actuarial Equivalent of his Accrued Benefit determined at his Early Retirement Date Adjustment minus the Actuarial Equivalent of any prior withdrawals that were not repaid under Section 3.3-C unless he shall elect an Early Retirement Benefit as provided below. A Participant or Former Participant whose Separation from Service occurs after his Early Retirement Date may file with the Administrator a notice in writing on a form prescribed by the Administrator electing an Early Retirement Benefit payable commencing on his Early Retirement Date or commencing on the first day of any month subsequent to his Early Retirement Date and prior to his Normal Retirement Date, equal to the greater of (1) or (2) as follows:
(1)    Final Average Pay Benefit. If the Participant or Former Participant shall have attained age 62 at the date of commencement of his benefits, the Accrued Benefit determined under the provisions of Section 4.2-C(b)(1) relating to the final average pay benefit at his Early Retirement Date shall be subsidized by the Employer in an amount equal to the excess of the value of the Normal Retirement Benefit over the Actuarial Equivalent of
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his Accrued Benefit and shall be payable without reduction. If benefits shall commence to be payable prior to age 62, then the Accrued Benefit determined under the provisions of Section 4.2-C(b)(1) or Section 4.2-C(b)(2), whichever shall be greater, at his Early Retirement Date shall be reduced by 2-1/2% of such amount for each year, with months counting as twelfths, between the first day of the month coincident or next following attainment of age 62, whichever is applicable, and the date of commencement of his benefit.
(2)    Career Average Pay Benefit. For a Participant or Former Participant who shall have an Accrued Benefit under the provisions of Section 4.2-C(b)(3):
(A)     If the sum of his age and the number of years of his Continuous Service at the date of commencement of his benefits (such sum hereinafter referred to as his “Points”) shall equal or exceed the number of Points as set forth below opposite his attained age at the date of commencement of his benefits, the Accrued Benefit determined under the provisions of Section 4.2-C(b)(3) or Section 4.2-C(b)(2), whichever shall be greater, at his Early Retirement Date shall be subsidized by the Employer in an amount equal to the excess of the value of the Normal Retirement Benefit over the Actuarial Equivalent of his Accrued Benefit and shall be payable without reduction.
Attained Age    Required    Attained Age    Required
Last Birthday    Points          Last Birthday    Points

    55    85    60    80
    56    84    61    76
    57    83    62    72
    58    82    63    68
    59    81    64    69

In computing the number of Points of a Participant or Former Participant, such computation shall be made to completed twelfths (months) and shall be equal to the sum of his age, computed in years and completed twelfths (months), and his period of Continuous Service, computed in years and completed twelfths (months); or
(B)     If his Points are less than the required number of Points as set forth in the table in subsection (1) above opposite his attained age at the date of commencement of his benefits, the Accrued Benefit determined under the provisions of Section 4.2-C(b)(3) or Section 4.2-C(b)(2), whichever shall be greater, at his Early Retirement Date shall be reduced by the lesser of:
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(i)     2-1/2% of such amount times the number by which such required Points shall exceed his actual Points, or
(ii)     2-1/2% of such amount for each year between his Normal Retirement Date and the date of commencement of his benefits.
(d)    Notwithstanding the requirement for completion of ten years of Continuous Service specified in the first paragraph of this Section 4.4-C, a Participant or Former Participant who shall accrue benefits under the provisions of Section 4.2-C(b)(3) shall be entitled to retire under the provisions of this Section 4.4-C(c)(2) without regard to the requirement for ten years of Continuous Service. In order to be eligible for benefits under the provisions of Section 4.2-C(c)(1), however, the requirement for ten years of Continuous Service must be satisfied.
4.5-C    Late Retirement
A Participant or Former Participant shall be entitled to his Late Retirement Benefit hereunder on his Late Retirement Date, or on his Annuity Starting Date if occurring later than his Normal Retirement Date.
4.6-C    Late Retirement Benefit
(a)    A Participant or Former Participant who retires on his Late Retirement Date, or who elects an Annuity Starting Date occurring later than his Normal Retirement Date, shall receive a Late Retirement Benefit which, subject to the provisions of the Optional Forms of Retirement Distribution and the Joint and Survivor Annuity, shall consist of:
(1)    A monthly payment on the first day of each calendar month commencing with his Annuity Starting Date, which would be his Late Retirement Date if no election to defer the Annuity Starting Date is made, and ending with the last such payment before his death, and
(2)    A payment within five years after his death in a lump sum to his properly designated Beneficiary or Beneficiaries in an amount equal to the excess, if any, of:
(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-C(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made to him under paragraph (1).
The Late Retirement Benefit under subsection (a) shall consist of a monthly payment on the first day of each calendar month commencing with his Late Retirement Date and ending with the last such payment before his death equal to
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his Normal Retirement Benefit but with Benefit Accrual Service, Covered Compensation and Final Average Monthly Salary determined as of his Late Retirement Date.
For eligible Participants or Former Participants determined for Plan Years beginning on or after January 1, 1988 and who do not elect as provided in the first sentence of this paragraph, to the amount of each monthly payment determined at the Participant’s or Former Participant’s Late Retirement Date Benefit shall be added the monthly Actuarial Equivalent of the Accrued Benefit Derived from Participant Contributions as of his Late Retirement Date, minus the sum of the Accrued Benefit Derived from Participant Contributions as of his Normal Retirement Date, plus the Accrued Benefit Derived from Participant Contributions attributable to contributions made in each Plan Year after Normal Retirement Date. Amounts determined in the prior sentence shall be on the basis of the actuarial assumptions that would be used as of the Late Retirement Date as provided under Section 1.4-C(c) of the Plan.
4.7-C    Actuarial Equivalence
The Participant’s or Former Participant’s Optional Forms of Retirement Distribution or the Joint and Survivor Annuity Benefit shall be the Actuarial Equivalent of his Early, Normal, or Late Retirement Benefit, such Equivalent being computed as of his Annuity Starting Date.
4.8-C    Death Benefit
(a)    If a Participant or Former Participant dies and such death is prior to the due date of the first monthly Benefit payable to him under the Plan and if he is survived by the spouse to whom he was continuously married throughout the 365-day period immediately preceding his death, then regardless of whether such spouse is designated as his sole primary Beneficiary, such spouse shall receive a Preretirement Survivor Annuity described in subsection (b) or the benefit described in subsection (c).
(b)    A Preretirement Survivor Annuity is a survivor annuity for the life of the surviving spouse of the Participant or Former Participant under which the periodic payments to the surviving spouse are not less than the periodic payments that would be payable under the joint and survivor annuity (or the Actuarial Equivalent thereof) if:
(1)    In the case of such a Participant or Former Participant who dies after reaching his earliest retirement date, the Participant or Former Participant had retired either under Exhibit B with an immediate 100% joint and survivor annuity or had retired under Exhibits D or E with an immediate 50% joint and survivor annuity on the day before his death, or
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(2)    In the case of such a Participant or Former Participant who dies on or before the date on which he would have attained his Early Retirement Date, by assuming the Participant or Former Participant had a Separation from Service on or prior to the date of death, had survived to his Early Retirement Date, had commenced to receive payments under an immediate 50% joint and survivor annuity at his Early Retirement Date, and had died on the day after the day on which he would have attained his Early Retirement Date; and
Upon the death of the spouse, payment in case in a lump sum to such Participant’s Beneficiary of an amount equal to the excess, if any, of the amount remaining the Participant Contributions Account of the Normal Retirement Benefit, minus the aggregate of all payments made under this subsection (b).
(c)    The benefit described in this subsection (c) shall consist of:
(1)    A lump sum payment payable not later than the end of the Plan Year following the Plan Year of the death of such Participant or Former Participant to the surviving spouse in an amount equal to the sum referred to in Section 4.2-C(a)(2)(A) of the Normal Retirement Benefit, and
(2)    A monthly payment on the first day of each calendar month commencing with the month following the month of such Participant’s or Former Participant’s death and ending with the month of such spouse’s death, in an amount Actuarially Equivalent to the Participant’s or Former Participant’s Accrued Benefit Derived from Employer Contributions.
(d)    If a Participant or Former Participant dies prior to the due date of the first monthly Benefit payment payable to him under the Plan, and if the other subsections of this Section are not applicable, there shall be paid in cash in a lump sum to his properly designated Beneficiary or Beneficiaries an amount equal to the balance of his Participant Contributions Account and all his other Benefits (if any) shall be forfeited.
4.9-C    Vested Retirement Benefit
(a)    In the event of his Separation from Service prior to his Early Retirement Date with less than ten years of Continuous Service, except for the Joint and Survivor Annuity and the Death Benefit provisions, such Participant or Former Participant shall upon his Normal Retirement Date become entitled to a Normal or Optional Forms of Retirement Distribution, or for a Participant or Former Participant entitled to a final average pay benefit under Section 4.2-C(b)(1) with ten or more years of Continuous Service and for a Participant or Former Participant entitled to a career average pay benefit under Section 4.2-C(b)(3) with five or more years of Continuous Service upon his Early Retirement Date may receive an Early or Optional Forms of Retirement Distribution, as he shall elect, or in the absence of
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9043758.3

such election, as determined under the provisions of the Normal Retirement Benefit, the Optional Forms of Retirement Distribution and Joint and Survivor Annuity, all in an amount Actuarially Equivalent to 100% of his Accrued Benefit.
(b)    Notwithstanding subsection (a) above:
(1)    If the lump sum Actuarial Equivalent of the Participant’s Accrued Benefit is not more than $1,000, the Participant shall receive payment of his or her Accrued Benefit as soon as administratively feasible following termination of employment in a lump sum.
(2)    If the lump sum Actuarial Equivalent of the Participant’s Accrued Benefit is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Accrued Benefit as soon as administratively feasible following termination of employment in a lump sum.
(3)    If the lump sum Actuarial Equivalent of the Participant’s Accrued Benefit is more than $5,000 but not more than $20,000, the Participant may elect, with spousal consent if applicable, to receive payment of his or her Accrued Benefit as soon as administratively feasible following termination of employment in a lump sum or a single life annuity if the Participant is not married on his Annuity Starting Date and a Joint and Survivor Annuity if the Participant is married on his Annuity Starting Date.
4.10-C    Optional Forms of Retirement Distribution
A Participant or Former Participant entitled to receive a Normal, Early, or Late Retirement Benefit shall receive the 50% Joint and Survivor Annuity (if applicable) unless he elects not to receive such annuity, elects instead to receive a distribution in accordance with this Section and his spouse consents in writing to such election. A Participant or Former Participant to whom a Joint and Survivor Annuity does not apply and who makes no election under this Section shall receive a Benefit in accordance with subsection (a). A Participant or Former Participant may not make or change an election hereunder after his Annuity Starting Date. A Participant or Former Participant may elect to receive his Benefit as follows:
(a)    A single life annuity under a Normal, Early or Late Retirement Benefit, as applicable,
(b)    A Benefit that is the Actuarial Equivalent of his benefit in subsection (a):
(1)    consisting of monthly payments commencing on his Annuity Starting Date:
(A)     in the form of a joint and survivor annuity payable to the Participant or Former Participant for his life, and monthly
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payments to his Beneficiaries or his Contingent Annuitant for life (in amounts as selected by the Participant or Former Participant equal to a survivor annuity of 50%, 75% or 100% of the monthly amount paid to such Participant or Former Participant),
(B)     in the form of a 10-year certain and continuous annuity payable to the Participant or Former Participant and his Beneficiaries over the later of a period certain for a guaranteed number of payments of ten years or the life of the Participant or Former Participant; or
(C)     A social security level income annuity, which is the Actuarial Equivalent of his Benefit in subsection (a) consisting of a monthly payment commencing on his Annuity Starting Date payable through the earlier of the month in which he dies or the month after his 62nd birthday, and thereafter through the month in which he dies reduced by an amount estimated to equal his monthly Social Security old age benefits payable at such birthday as projected by the Administrator. The option provided in this subsection may be elected with the Normal, Early or Late Retirement Benefit under subsection (a), the Joint and Survivor Annuity payable under Section 4.11-C, or a joint and survivor annuity under subsection (b)(1)(A), but may not be coupled with the 10-year certain and continuous annuity provided in subsection (b)(1)(B).
(2)    Upon the death of the Participant or Former Participant, payment to his Contingent Annuitant (if applicable, and if surviving the Participant or Former Participant), otherwise either to the primary Beneficiary (if surviving the Participant or Former Participant), or if his Contingent Annuitant or primary Beneficiary does not survive the Participant or Former Participant, then to the Participant’s or Former Participant’s contingent Beneficiary who survives the Participant or Former Participant or otherwise to the estate of the Participant or Former Participant, in cash in a lump sum an amount equal to the excess, if any, of:
(A)     the amount remaining in the Participant Contributions Account described in Section 4.2-C(a)(2)(A) of the Normal Retirement Benefit, minus
(B)     the aggregate of all payments made under paragraph (1).
(c)    If the lump sum Actuarial Equivalent vested benefit is greater than $5,000 but not greater than $20,000, a lump sum payment.
(d)    If a Participant or Former Participant dies after his Annuity Starting Date, the remaining portion of his Benefit, if any, may continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant’s or
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Former Participant’s death. If a Participant or Former Participant dies before his Annuity Starting Date, the Participant’s or Former Participant’s entire Benefit will be limited to and distributed as a Death Benefit under Section 4.8-C.
4.11-C    Joint and Survivor Annuity
(a)    Notwithstanding anything in the Plan to the contrary, the Benefit, if any, of a Participant or Former Participant commencing on his Annuity Starting Date shall be a Joint and Survivor Annuity, as described in subsection (b), if
(1)    He was married on his Annuity Starting Date, and
(2)    He has not otherwise elected an Optional Form of Retirement Distribution with the consent of his spouse.
(b)    The Joint and Survivor Annuity of a Participant or Former Participant shall be a Benefit, reduced as provided in subsection (c), consisting of monthly payments to him beginning on his Annuity Starting Date and ending with the calendar month in which his death occurs with the provision that, if he dies after his Annuity Starting Date survived by the spouse to whom he was married on his Annuity Starting Date, such spouse shall receive monthly payments of 50% of such reduced Benefit adjusted, beginning on the first day of the calendar month next following his death and ending with the calendar month in which such spouse dies.
(c)    The reduced Benefit payable under this Section to a Participant or Former Participant during his lifetime shall be at a monthly rate such that his Joint and Survivor Annuity is the Actuarial Equivalent of his Early, Normal or Late Retirement Benefit.
(d)    As soon as both such Participant or Former Participant and his surviving spouse are dead, a lump sum payment to the primary Beneficiary of whomever dies last if surviving the Participant or Former Participant and his spouse, or if the primary Beneficiary does not survive the Participant or Former Participant and his spouse, then to the contingent Beneficiary of whomever dies last if surviving the Participant or Former Participant and his spouse or otherwise to the estate of the Participant or Former Participant or spouse of whomever dies last, in an amount equal to the excess, if any, of
(1)    The amount remaining in the Participant Contributions Account described in Section 4.2-C(a)(2)(A) of the Normal Retirement Benefit, minus
(2)    The aggregate of all payments made under this subsection to the Participant or Former Participant and his spouse.
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4.12-C    Withdrawal of Employee Contributions and Survivor Annuity
(a)    A lump sum payment payable not later than the end of the Plan Year following the Plan Year of the death of such Participant or Former Participant to the surviving spouse in an amount equal to the sum referred to in Section 4.2-C(a)(2)(A) of the Normal Retirement Benefit, and
(b)    A monthly payment, adjusted in the manner provided in the Cost of Living Adjustment, on the first day of each calendar month commencing with the month following the month of such Participant’s or Former Participant’s death, and ending with the month of such spouse’s death, in an amount Actuarially Equivalent as so adjusted to the Participant’s or Former Participant’s Accrued Benefit Derived from Employer Contributions.
4.13-C    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit C after December 31, 2019.
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L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit D - Former Participants In The Raytheon Non-Bargaining Pension
Plan Who Were Hourly Non-Bargaining Former Employees
Of General Dynamics Corporation
9043768.3

ARTICLE I-D DEFINITIONS	1
1.1-D Accrued Benefit	1
1.2-D Actuarial Equivalent; Actuarially Equivalent	1
1.3-D Benefit Accrual Service	1
1.4-D Break in Service Year	1
1.5-D Continuous Service	1
1.6-D Death Benefit	1
1.7-D Early Retirement Benefit	1
1.8-D Early Retirement Date	1
1.9-D Joint and Survivor Annuity	1
1.10-D Late Retirement Benefit	1
1.11-D Normal Retirement Benefit	1
1.12-D Optional Forms of Retirement Distribution	1
1.13-D Plan Membership	1
1.14-D Prior Plan	1
1.15-D Separation from Service	1
1.16-D Total and Permanent Disability	1
1.17-D Total and Permanent Disability Retirement Benefit	1
1.18-D Total and Permanent Disability Retirement Date	1
ARTICLE II-D Eligibility	1
2.1-D Participation Originating on the Effective Date	1
ARTICLE III-D Retirement, Termination or Death	1
3.1-D Normal Retirement	1
3.2-D Normal Retirement Benefit	1
3.3-D Early Retirement Benefit	1
3.4-D Late Retirement Benefit	1
3.5-D Actuarial Equivalence	1
3.6-D Death Benefit	1
3.7-D Total and Permanent Disability Retirement	1
3.8-D Total and Permanent Disability Retirement Benefit	1
3.9-D Vested Retirement Benefit	1
3.10-D Optional Forms of Retirement Distribution	1
3.11-D Joint and Survivor Annuity	1
3.12-D Termination of Benefit Accruals	1

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ARTICLE I-D

DEFINITIONS
Whenever used in this Exhibit D, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.
1.1-D    Accrued Benefit
“Accrued Benefit” means:
(a)    A Participant’s Normal Retirement Benefit based upon the Participant’s Benefit Accrual Service accumulated to date.
(b)    A Participant’s Accrued Benefit shall not be less than his accrued benefit as of February 10, 2000 under the Prior Plan.
1.2-D    Actuarial Equivalent; Actuarially Equivalent
“Actuarial Equivalent; Actuarially Equivalent” means equality in value of the aggregate amounts expected to be received under different forms of payment, determined from actuarial calculations based on actuarial assumptions specified for such purpose.
(a)    Except as provided in subsection (b), all Actuarial Equivalent values shall be computed based upon the 1984 Unisex Pension mortality table (UP-1984 Table) with 7% per annum compound interest. For any values involving a single life, the mortality table shall be set back one year and for values involving joint lives, there shall be no adjustment for the primary annuitant and a setback of three years for the contingent/joint annuitant.
(b)    Notwithstanding the above, Actuarial Equivalence shall be determined on the mortality basis specified above and the interest rate in paragraph (1) or (2) below whichever provides the greater benefit:
(1)    the interest rate specified in subsection (a) or
(2)    the interest rate which would be used as of January 1 of the calendar year in which the distribution occurs by the Pension Benefit Guaranty Corporation (“PBGC”) for purposes of determining the present value of the individual’s benefit under the Plan if the Plan had terminated on such January 1 with insufficient assets to provide benefits guaranteed by the PBGC.
(c)    If a benefit is distributed in accordance with an option described in Section 3.10D(c) or Section 3.10-D(d), Actuarial Equivalence shall be
9043754.3

determined based on the interest rate and mortality assumption determined in accordance with Section 1.3.
1.3-D    Benefit Accrual Service
“Benefit Accrual Service” means:
(a)    The total, expressed in years and fractional years, of service with the Employer during Plan Membership in a calendar year. One year of Benefit Accrual Service is credited for each such calendar year in which the Participant has been credited with a minimum of 1,800 Hours of Service. In any calendar year in which the Participant during Plan Membership is credited with less than 1,800 Hours of Service, he will accrue one-twelfth of a year of Benefit Accrual Service for each 150 Hours of Service or part thereof credited during such calendar year. For purposes of Benefit Accrual Service, hours of premium time are considered to be straight time hours and no more than a full year of Benefit Accrual Service will be credited during any calendar year. No hours will be counted during which the Participant was participating in, or eligible to participate in, any other qualified defined benefit plan of an Affiliated Company, the Participant did not receive Compensation from the Employer, or the Participant did not satisfy the eligibility requirements of Section 2.1-D. Hours of Service completed as an Employee, other than a Participant under this Exhibit D and as provided herein, will not be taken into account for Benefit Accrual Service.
(b)    The term Benefit Accrual Service Credit shall include “benefit service credit,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000 under the Prior Plan.
1.4-D    Break in Service Year
“Break in Service Year” means a Participant will incur a Break in Service Year as of his Separation from Service, if the Participant does not have an Hour of Service within 12 months from that date; provided, however, if the Separation from Service occurs because of a layoff, a Break in Service Year will occur on the earlier of:
(a)    The date the Participant refuses to return to work with the Employer; or
(b)    The date 24 months after the Participant went on layoff.
For purposes of determining whether a Break in Service Year has occurred for vesting and eligibility purposes, an Employee who is absent from work that commences for maternity or paternity reasons, or as allowed under the Family and Medical Leave Act of 1993, shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes

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hereof, an absence from work which commences for maternity or paternity reasons means an absence by reason of the pregnancy of the Employee, by reason of a birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited hereunder for maternity or paternity reasons shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service Year in that period, or in all other cases, in the following computation period.
1.5-D    Continuous Service
“Continuous Service” means:
(a)    Except as otherwise provided below, a Participant’s period of employment as an Employee of the Employer or an Affiliated Company in any positions or classifications commencing with the date he first completes an Hour of Service and ending on the Separation from Service, provided, however, for members of the San Diego and Sycamore Canyon hourly bargaining unit, Continuous Service of a Participant will include any period of layoff ending on the earlier of 36 months from date of layoff or his Annuity Starting Date. In the event an Employee is rehired by the Employer or an Affiliated Company following a Break in Service Year, the Employee will have his Continuous Service at his Separation from Service restored in determining his rights under the Plan, following completion of one Year of Continuous Service, but time between the Separation from Service and rehire will not be counted as Continuous Service. If a Participant incurs a Separation from Service but is rehired by the Employer prior to a Break in Service Year, the Participant’s Continuous Service will not be broken and will be credited for the period of time between the Separation from Service and the date of rehire.
(b)    The term Continuous Service shall include “continuous service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000 under the Prior Plan.
1.6-D    Death Benefit
“Death Benefit” means the Benefit provided following the death of a Participant or Former Participant determined under Section 3.6-D.
1.7-D    Early Retirement Benefit
“Early Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 3.3-D.

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1.8-D    Early Retirement Date
“Early Retirement Date” means the first day of a month before a Participant’s or Former Participant’s Normal Retirement Date so designated by a Participant or Former Participant who at the time of his Separation from Service has attained his 55th birthday. Such a Participant or Former Participant who has a Separation from Service by resignation or discharge may treat such resignation or discharge as a retirement and may treat the first day of any month next following the date of such resignation or discharge as his Early Retirement Date. A Participant or Former Participant who has a Separation from Service before his 55th birthday and who is credited with five or more years of Continuous Service may elect Early Retirement, effective on or after his 55th birthday. The designated effective date of such election shall be his Early Retirement Date, and his Benefit shall be determined as provided in Section 3.9-D for a Vested Retirement Benefit.
1.9-D    Joint and Survivor Annuity
“Joint and Survivor Annuity” means the form of Benefit payable to or with respect to a Participant or Former Participant under Section 3.11-D.
1.10-D    Late Retirement Benefit
“Late Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 3.4-D.
1.11-D    Normal Retirement Benefit
“Normal Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 3.2-D.
1.12-D    Optional Forms of Retirement Distribution
“Optional Forms of Retirement Distribution” means the optional forms of Benefit payable to or with respect to a Participant or Former Participant under Section 3.10-D.
1.13-D    Plan Membership
“Plan Membership” means each calendar month in which an Employee is a Participant and receives base compensation as an hourly non-bargaining Employee. The term Plan Membership shall include “plan membership,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
1.14-D    Prior Plan
“Prior Plan” means the Raytheon Non-Bargaining Retirement Plan.

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1.15-D    Separation from Service
“Separation from Service” of an individual shall occur on the earliest of:
(a)    The date as of which employment with the Employer and all Affiliated Companies shall be terminated whether due to voluntary termination, dismissal, retirement or death, except in the case of cessation of active employment due to a reduction in force.
(b)    The date as of which the former Employee fails to comply with a request to return to active employment within 24 months following cessation of active employment due to a reduction in work force.
(c)    The date which shall be at the end of the 24 months following cessation of active employment due to a reduction in work force.
1.16-D    Total and Permanent Disability
A Participant will be deemed to be suffering from a Total and Permanent Disability if the Participant is “totally disabled” as defined in the L3 Long Term Disability Plan and determined by the insurer for that Plan.
1.17-D    Total and Permanent Disability Retirement Benefit
“Total and Permanent Disability Retirement Benefit” means the Benefit payable to or with respect to a Participant under Section 3.8-D.
1.18-D    Total and Permanent Disability Retirement Date
“Total and Permanent Disability Retirement Date” means the first day of the calendar month following the last to occur of:
(a)    Separation from Service and receipt by the Administrator of proof of the Participant’s Total and Permanent Disability; or
(b)    The first day of the calendar month following the completion of a period of six months from the date on which the Total and Permanent Disability was incurred.

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Pension Plan - Exhibit D
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ARTICLE II-D

Eligibility
2.1-D    Participation Originating on the Effective Date
This Exhibit D shall apply only to those individuals (1) who, on February 10, 2000, were employees of Raytheon Company and were eligible for benefits under the terms of Exhibit E of the Raytheon Plan because they were hourly non-bargaining former employees of General Dynamics Corporation, (2) who became Employees of the Employer on February 11, 2000, and (3) for whom assets and liabilities with respect to their accrued benefit under the Prior Plan were transferred to this Plan.

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Pension Plan - Exhibit D
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ARTICLE III-D
Retirement, Termination or Death
3.1-D    Normal Retirement
A Participant or Former Participant shall be entitled to Normal Retirement Benefits hereunder on his Normal Retirement Date, unless the Participant elects his Early Retirement Benefit or Late Retirement Benefit.
3.2-D    Normal Retirement Benefit
A Participant or Former Participant who retires on his Normal Retirement Date shall receive a Normal Retirement Benefit, which, subject to the provisions of the Optional Forms of Retirement Distribution and Joint and Survivor Annuity, shall equal a monthly payment on the first day of each month commencing with his Normal Retirement Date and ending with the last such payment before his death equal to the product of:
(a)    $18 for Camden and $10 for NAPI and Fort Defiance; and
(b)    Total Benefit Accrual Service.
3.3-D    Early Retirement Benefit
A Participant or Former Participant may retire on an Early Retirement Date which shall be the first day of any month which he specifies following the attainment of age 55 and before he has attained age 65 provided Retirement has occurred. A Participant or Former Participant who shall elect to retire on an Early Retirement Date shall be entitled to his Accrued Benefit payable on his Normal Retirement Date determined at his Early Retirement Date. A Participant or Former Participant whose Retirement shall occur prior to his Normal Retirement Date may file with the Administrator a notice in writing on a form prescribed by the Administrator electing an Early Retirement Benefit payable commencing on his Early Retirement Date or commencing on the first day of any month subsequent to his Early Retirement Date and prior to his Normal Retirement Date, equal to the Accrued Benefit determined at such Early Retirement Date:
(a)    Reduced by one-fourth of one percent (1/4%) of such amount for each full month between his Normal Retirement Date and the later of his 60th birthday or the date of commencement of his benefits, and
(b)    If the date of commencement of his benefits is prior to age 60, further reduced by five-twelfths of one percent (5/12%) of such amount for each full month from age 60 to said date.
3.4-D    Late Retirement Benefit
A Participant or Former Participant who retires on his Late Retirement Date, shall receive a Late Retirement Benefit which, subject to the provisions of the Optional

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Forms of Retirement Distribution and the Joint and Survivor Annuity, shall consist of a monthly payment on the first day of each calendar month commencing with his Late Retirement Date, and ending with the last such payment before his death, equal to his Normal Retirement Benefit but with Benefit Accrual Service, determined as of his Late Retirement Date.
3.5-D    Actuarial Equivalence
The Participant’s or Former Participant’s Optional Forms of Retirement Distribution or the Joint and Survivor Annuity Benefit shall be the Actuarial Equivalent of his Early, Normal, or Late Retirement Benefit, such Equivalent being computed as of his Annuity Starting Date.
3.6-D    Death Benefit
If a Participant or Former Participant dies and such death is prior to the due date of the first monthly Benefit payable to him under the Plan and if he is survived by the spouse to whom he was continuously married throughout the 365-day period immediately preceding his death, then regardless of whether such spouse is designated as his sole primary Beneficiary, such spouse shall receive a Pre-retirement Survivor Annuity. A Pre-retirement Survivor Annuity is a survivor annuity for the life of the surviving spouse of the Participant or Former Participant under which the periodic payments to the surviving spouse are not less than the periodic payments that would be payable under the joint and survivor annuity (or the Actuarial Equivalent thereof) if:
(a)    In the case of such a Participant or Former Participant who dies after reaching his earliest retirement date, the Participant or Former Participant had retired either under Exhibit B with an immediate 100% joint and survivor annuity or had retired under Exhibits D or E with an immediate 50% joint and survivor annuity on the day before his death, or
(b)    In the case of such a Participant or Former Participant who dies on or before the date on which he would have attained his Early Retirement Date, by assuming the Participant or Former Participant had a Separation from Service on or prior to the date of death, had survived to his Early Retirement Date, had commenced to receive payments under an immediate 50% joint and survivor annuity at his Early Retirement Date, and had died on the day after the day on which he would have attained his Early Retirement Date.
3.7-D    Total and Permanent Disability Retirement
A Participant shall be entitled to his Total and Permanent Disability Retirement Benefit hereunder on his Total and Permanent Disability Retirement Date.

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3.8-D    Total and Permanent Disability Retirement Benefit
A Participant who incurs a Total and Permanent Disability, following the completion of at least ten years of Continuous Service may retire on a Disability Retirement Date.
The monthly Total and Permanent Disability Retirement Benefit of a Participant shall commence as of the Disability Retirement Date and shall be in an amount equal to the Accrued Benefit determined at his Disability Retirement Date. The monthly Total and Permanent Disability Retirement Benefit shall continue unless discontinued or terminated as provided herein to and including the first day of the calendar month in which the disabled Participant attains age 65. Such Total and Permanent Disability Retirement Benefit shall cease with such final payment and, commencing with the first day of the calendar month following the month in which the disabled Participant attains age 65, he shall be entitled to receive a retirement Benefit in the amount of the Normal Retirement Benefit which he would have been entitled to receive pursuant to Section 3.2-D hereof based on his Credited Service at his Total and Permanent Disability Retirement Date. Any Total and Permanent Disability Retirement Benefit provided shall terminate with the payment required to be made for the calendar month in which death occurs.
3.9-D    Vested Retirement Benefit
(a)    In the event of his Separation from Service prior to his Early Retirement Date, except for the Joint and Survivor Annuity and Death Benefit provisions, such Participant or Former Participant shall upon his Normal Retirement Date become entitled to a Normal or Optional Forms of Retirement Distribution, or upon his Early Retirement Date may receive an Early or Optional Forms of Retirement Distribution, as he shall elect, or in the absence of such election, as determined under the provisions of the Normal Retirement Benefit, the Optional Forms of Retirement Distribution and Joint and Survivor Annuity, all in an amount Actuarially Equivalent to 100 percent of his Accrued Benefit.
(b)    In the event of his Separation from Service prior to his Early Retirement Date, except for the Joint and Survivor Annuity and the Death Benefit provisions, such Participant or Former Participant shall upon his Normal Retirement Date become entitled to a Normal or Optional Forms of Retirement Distribution, or upon his Early Retirement Date may receive an Early Retirement Benefit in the form of his single life annuity reduced by the actuarial factors applicable at the various ages described as follows:

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Age When    Early    Age When     Early
Benefit    Payment     Benefit    Payment
Begins         Factor       Begins         Factor

55    36.52%    61    65.19%
56    40.05%    62    72.29%
57    43.99%    63    80.34%
58    48.40%    64    89.52%
59    53.35%    65    100.00%
60    58.91%

(c)    Notwithstanding subsections (a) and (b) above:
(1)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Termination Benefit is not more than $1,000, the Participant shall receive payment of his or her Deferred Vested Termination Benefit as soon as administratively feasible following termination of employment in the form of a lump sum.
(2)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Termination Benefit is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Deferred Vested Termination Benefit as soon as administratively feasible following termination of employment in the form of a lump sum.
(3)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Termination Benefit is more than $5,000 but not more than $20,000, the Participant may elect, with spousal consent if applicable to receive payment of his or her Deferred Vested Termination Benefit as soon as administratively feasible following termination of employment in the form of either a lump sum or a single life annuity if the Participant is not married on his Annuity Starting Date or a Joint and Survivor Annuity if the Participant is married on his Annuity Starting Date.
3.10-D    Optional Forms of Retirement Distribution
A Participant or Former Participant entitled to receive a Normal, Early, or Late Retirement Benefit shall receive the 50% Joint and Survivor Annuity (if applicable) unless he elects not to receive such annuity, elects instead to receive a distribution in accordance with this Section and his spouse consents in writing to such election. A Participant or Former Participant to whom a Joint and Survivor Annuity does not apply and who makes no election under this Section shall receive a Benefit in accordance with subsection (a). A Participant or Former Participant may not make or change an election hereunder after his Annuity Starting Date. A Participant or Former Participant may elect to receive his Benefit as follows:

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Pension Plan - Exhibit D
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(a)    A single life annuity under a Normal, Early or Late Retirement Benefit, as applicable,
(b)    A Benefit consisting of monthly payments commencing on his Annuity Starting Date:
(1)    in the form of a Joint and Survivor Annuity Option payable to the Participant or Former Participant for his life, and monthly payments to his Beneficiaries or his Contingent Annuitant for life (in amounts as selected by the Participant or Former Participant equal to a survivor annuity of 50%, 75% or 100% of the monthly amount paid to such Participant or Former Participant); or
(2)    in the form of a ten year certain and continuous annuity years payable to the Participant or Former Participant and his Beneficiaries over the later of a period certain for a guaranteed number of payments of 10 years or the life of the Participant or Former Participant; or
(c)    A social security level income annuity, which is the Actuarial Equivalent of his Benefit in subsection (a) consisting of a monthly payment commencing on his Annuity Starting Date payable through the earlier of the month in which he dies or the month after his 62nd birthday, and thereafter through the month in which he dies reduced by an amount estimated to equal his monthly Social Security old age benefits payable at such birthday as projected by the Administrator. The option provided in this subsection may be elected with the Normal, Early or Late Retirement Benefit under subsection (a), the Joint and Survivor Annuity payable under Section 3.11-D, or a Joint and Survivor Annuity Option under subsection (b)(1), but may not be coupled with the 10-year certain option provided in subsection (b)(2).
(d)    If the lump sum Actuarial Equivalent vested benefit is greater than $5,000 but not greater than $20,000, a lump sum payment.
(e)    No Optional Forms of Retirement Distribution may be selected where the Beneficiary or Contingent Annuitant is other than the spouse, unless such option will assure that at least 50% of the present value of the Benefit available for distribution is payable within the life expectancy of the Participant.
(f)    If a Participant or Former Participant dies after his Annuity Starting Date, the remaining portion of his Benefit, if any, may continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant’s or Former Participant’s death. If a Participant or Former Participant dies before his Annuity Starting Date, the Participant’s or Former Participant’s Benefit will be limited to, and distributed as a Death Benefit in accordance with Section 3.6D.

L3Harris Link Simulation and Training
Pension Plan - Exhibit D
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3.11-D    Joint and Survivor Annuity
(a)    Notwithstanding anything in the Plan to the contrary, the Benefit, if any, of a Participant or Former Participant commencing on his Annuity Starting Date shall be a Joint and Survivor Annuity, as described in subsection (b), if.
(1)    he was married on his Annuity Starting Date, and
(2)    he has not otherwise elected an Optional Form of Retirement Distribution with the consent of his spouse.
(b)    The Joint and Survivor Annuity of a Participant or Former Participant shall be a Benefit, reduced as provided in subsection (c), consisting of monthly payments to him beginning on his Annuity Starting Date and ending with the calendar month in which his death occurs with the provision that, if he dies after his Annuity Starting Date survived by the spouse to whom he was married on his Annuity Starting Date, such spouse shall receive monthly payments of 50% of such reduced Benefit adjusted, beginning on the first day of the calendar month next following his death and ending with the calendar month in which such spouse dies.
(c)    The reduced Benefit payable under this Section to a Participant or Former Participant during his lifetime shall be at a monthly rate such that his Joint and Survivor Annuity is the Actuarial Equivalent of his Early, Normal or Late Retirement Benefit.
3.12-D    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit D after December 31, 2019.

L3Harris Link Simulation and Training
Pension Plan - Exhibit D
9043768.3

L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit E – Former Participants In The
Raytheon Company Pension Plan For Salaried Employees

9043799.3

        L3Harris Link Simulation and Training
        Pension Plan – Exhibit E
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6.5-E Joint and Survivor Annuity or TenYear Certain and Continuous Annuity with Social Security Level Income Annuity	18
6.6-E Lump Sum	18
6.7-E Maximum Conversion Factor	18

9043799.3

ARTICLE I-E

DEFINITIONS
Whenever used in this Exhibit E, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.
1.1-E    Accrued Benefit
“Accrued Benefit” means the Benefit determined in accordance with Article IV-E expressed in the form of a monthly benefit commencing at Normal Retirement Date. In no event shall a Participant’s Accrued Benefit be less than his accrued benefit as of February 10, 2000, under the Prior Plan.
1.2-E    Actuarial Equivalent
(a)    “Actuarial Equivalent” means the value of a Benefit as determined by the actuary for the Plan. For the purpose of determining the actuarial equivalency of optional Benefits, the interest rate assumption shall be 100% of the interest rate used by the Pension Benefit Guaranty Corporation for valuing immediate and deferred annuities that is in effect for the period commencing two months prior to the actual retirement date. The mortality assumptions shall be those published in the 1984 Pension Mortality Table (UP84).
(b)    Notwithstanding the above, if a Benefit is distributed in a lump sum form of payment, the interest rate and mortality assumption shall be determined in accordance with Section 1.3.
1.3-E    Annuity Starting Date
“Annuity Starting Date” means the first day of the first period for which a Pension Benefit is payable as an annuity or, in the case of a benefit not payable as an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.
1.4-E    Credited Interest
“Credited Interest” means interest, calculated at specified per annum rates, on the contributions of a Participant compounded annually for the number of completed months following the date of first payment to the date to which interest is being calculated. Subsequent to December 31, 1980, the Company shall establish the rate of Credited Interest, provided that such rate shall be not less than 5% per annum compounded annually. Effective January 1, 1981, the rate shall be 8% until changed by written
9043754.3

direction from the Company1. Effective January 1, 1989, the rate shall be the greater of 8% or 120% of the Federal mid-term rate for the beginning of the Plan Year for which the interest is to be credited.
1.5-E    Early Retirement Date
“Early Retirement Date” means the first day of any month within the ten-year period preceding Normal Retirement Date which occurs after the Participant completes a Period of Service of at least ten years and which shall have been designated by the Participant as his retirement date in a written application filed with the Administrator, provided that the Participant actually retires on such designated day.
1.6-E    Early Retirement Pension
“Early Retirement Pension” means a Pension Benefit payable under Section 4.2-E.
1.7-E    Estimated Primary Social Security Benefit
“Estimated Primary Social Security Benefit” means as to Participants retiring on or after their Normal Retirement Date, the annual unreduced Primary Insurance Amount to which the Participant would be entitled under Title II of the Social Security Act as in effect on the earlier of the Participant’s actual retirement date or the date on which the Participant attains age 70, without regard as to whether the Participant is actually entitled to an unreduced Primary Insurance Amount and computed on the basis of an estimated earnings history throughout the maximum period during which the Participant could have been covered under the Social Security Act.
As to Participants who become Vested Terminees prior to their Early Retirement Date, Estimated Primary Social Security Benefit means the annual unreduced Primary Insurance Amount to which the Participant would be entitled under Title II of the Social Security Act, assuming that the Participant’s Period of Service continued until the Participant attained age 65, that until the date on which the Participant would have attained age 65 the Participant received the same rate of compensation in effect when he last performed an Hour of Service, that the Participant is actually entitled to an unreduced Primary Insurance Amount, and that said Primary Insurance Amount is computed on the basis of an estimated earnings history throughout the maximum period during which the Participant could have been covered under the Social Security Act.
As to Participants who retire on or after their Early Retirement Date but prior to their Normal Retirement Date, Estimated Primary Social Security Benefit means the annual unreduced Primary Insurance Amount to which the Participant would be entitled under the Social Security Act assuming that the Participant received no earnings subsequent to the Participant’s Retirement Date, that the Participant is actually entitled to an unreduced Primary Insurance Amount, and that said Primary Insurance Amount is computed on the
1     For rates in effect during earlier periods, see provisions in effect as of December 31, 1980.
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        Pension Plan – Exhibit E
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basis of an estimated earnings history throughout the maximum period during which the Participant could have been covered under the Social Security Act. Estimated earnings under this Section will be computed by the Administrator on a uniform and nondiscriminatory basis in compliance with Revenue Ruling 8445 and any other applicable statutory or administrative requirement.
The Administrator shall give written notice to each Participant advising him of his right to supply actual salary history and of the financial consequences of failing to supply such history. Said notice will also advise the Participant that actual salary history can be obtained from the Social Security Administration. If, within the period of one year from the later of the Participant’s Severance from Service Date and the date on which the Participant is notified of the Pension Benefit to which he is entitled, the Participant furnishes documentation as to actual earnings which, when applied to the formula specified in Section 4.1-E(b), will result in a higher Pension Benefit, the Participant’s Pension Benefit will be adjusted retroactive to the date of initial payment to reflect said higher amount.
1.8-E    Final Average Earnings
“Final Average Earnings” means the period of 60 consecutive calendar months in which the Participant’s average Monthly Earnings are the highest in the most recent 120 calendar months of the Participant’s Period of Service as a Salaried Employee preceding the first day of the month immediately following the date of termination of the Participant’s most recent Period of Participation. If a Participant has less than 60 consecutive calendar months of Monthly Earnings prior to said date, then “Final Average Earnings” means the average of a Participants total Monthly Earnings.
1.9-E    Monthly Earnings
“Monthly Earnings” means the base pay and lump sum payments in lieu of salary increases, performance-based bonuses, awards for service extension or completion of overseas assignments, and shift premiums actually paid to the Participant in each calendar month, and shall exclude salary continuance or severance pay (whether paid in a lump sum or installments), and payments for unused vacation. In computing Monthly Earnings, the Administrator shall use the earnings statement for each calendar month, where available. If an earnings statement is not available for a particular calendar month, the Administrator shall use the earnings statement for the year, prorated for each month in accordance with a uniform and equitable procedure established by the Administrator.
The term Monthly Earnings also shall include amounts deferred by the Participant under a plan maintained by the Company under Code Section 125, 132(f)(4) or 401(k), amounts received from the Employer for the period of short term disability and/or period of “qualified military service,” as defined in Code Section 414(u)(5) and to the extent required by Code Section 414(u), and “monthly earnings,” as defined in the Prior Plan, credited to the Participant as of November 19, 2004 under the Prior Plan.
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        Pension Plan – Exhibit E
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Monthly Earnings for determining benefit accruals in any Plan Year shall be taken into account up to, but shall not exceed, the limit in Section 401(a)(17) of the Code in effect for that Plan Year. Any increase in the Section 401(a)(17) limit shall not apply to years preceding the first year for which the increase is effective. If a cost of living adjustment is declared under the Code Section 401(a)(17) with respect to any calendar year, it shall affect the Monthly Earnings for the Plan Year that begins on the January 1st of that same calendar year.
1.10-E    Normal Retirement Age
“Normal Retirement Age” means the Participant’s 65th birthday.
1.11-E    Normal Retirement Date
“Normal Retirement Date” means the first day of the first month immediately following the Participant’s 65th birthday.
1.12-E    Pension Benefit
“Pension Benefit” means the benefit under Article IV-E.
1.13-E    Period of Participation
“Period of Participation” means:
(a)    that portion of a Period of Service during which the Salaried Employee was a Participant; and
(b)    for purposes of determining the Pension Benefit payable under Article 4.1-E(b) that portion of a Period of Service as a Salaried Employee subsequent to the first day of the month immediately following the date on which the Participant has attained age 21 and has completed a Period of Service of one year, excluding any portion of a Period of Service prior to January 1, 1981, during which the Participant while eligible to contribute to the Plan did not do so and any portion of a Period of Service prior to January 1, 1981, with respect to which contributions were withdrawn by the Participant prior to January 1, 1981, and not re-deposited.
1.14-E    Period of Service
“Period of Service” means the period of time beginning on the date the Participant first completes an Hour of Service and ending on the Participant’s Severance from Service Date.
1.15-E    Prior Plan
“Prior Plan” means the Raytheon Company Pension Plan For Salaried Employees as in effect on February 10, 2000.
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        Pension Plan – Exhibit E
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1.16-E    Salaried Employee
“Salaried Employee” means an Employee on either the nonexempt salaried payroll or the exempt salaried payroll.
1.17-E    Severance From Service Date
“Severance From Service Date” means the earlier of
(a)    the date on which an Employee quits, retires, is discharged, or dies; or
(b)    the first anniversary of the first date of a period during which an Employee is absent for any reason other than quit, retirement, discharge or death; provided that in the case of an Employee who is absent from service beyond the first anniversary of the first day of absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child to the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement, the Severance from Service Date shall be the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of absence is neither a Period of Service nor a Period of Severance.
1.18-E    Statutory Accumulated Contributions
“Statutory Accumulated Contributions” means the sum of a Participant’s contributions to the Plan during a period when the Plan required Participant contributions, and subsequent thereto with regard to service credit being purchased as to a period when the Plan required Participant contributions, with annual compound interest for the number of completed months following the first payment of Participant contributions through the date on which the interest is being calculated. Interest shall be credited at the following rates: (a) through December 31, 1974, at the rate, if any, provided in the Plan; (b) from January 1, 1975 through December 31, 1987, at the rate of 5% compounded annually; (c) from January 1, 1988 through the “determination date,” (i.e., the date on which the Participant’s Pension Benefit is scheduled to commence or, if earlier, the date on which such Participant’s contributions are withdrawn), at a rate of 120% of the Federal midterm rate (as in effect under Section 1274 of the Code for the first day of each Plan Year); and (d) from the “determination date” through the Participant’s Normal Retirement Date, at a rate equal to the interest rate which would be used under the Plan under Section 417(e)(3) of the Code, as in effect on the determination date.
1.19-E    Vested Terminee
“Vested Terminee” means a Participant who is no longer employed by the Employer and who has a right to a Pension Benefit.
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        Pension Plan – Exhibit E
9043799.3

ARTICLE II-E

ELIGIBILITY AND PARTICIPATION
2.1-E    Participation
This Exhibit E shall apply only to those individuals (a) who, on February 10, 2000, were employees of Raytheon E-Systems, Inc. and were participants in the Raytheon Company Pension Plan For Salaried Employees, (b) who became Employees of the Employer on February 11, 2000, and (c) for whom assets and liabilities with respect to their accrued benefits under the Prior Plan were transferred to this Plan.

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        Pension Plan – Exhibit E
9043799.3

ARTICLE III-E

WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS
3.1-E    Withdrawal of Contributions and Repayments
A Participant or Vested Terminee may withdraw his contributions from the Plan at any time in which case he shall be entitled to a Pension Benefit based on the accrued benefit derived from Employer contributions. Said Pension Benefit shall be the pension to which the Participant is otherwise entitled, reduced as provided in Section 4.1-E(e). Withdrawal of contributions may be effected only by the Participant’s filing a request for withdrawal with the Administrator on a form provided by the Administrator, except that upon a Participant’s death the Participant’s spouse may effect a withdrawal by filing a request with the Administrator prior to the commencement of the payment of a Surviving Spouse Benefit pursuant to Section 5.3-E, but no later than three months following the date of the Participant’s death.
The Participant may elect to receive his Contributions in the standard form of Pension Benefit applicable to the Participant or in the form of a lump sum provided that in the case of a married Participant the Participant’s spouse has consented thereto in writing and such consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public, or it is established to the satisfaction of the Administrator that the consent required may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary may by regulations prescribe. Any consent by a spouse (or establishment that consent of a spouse may not be obtained) under the preceding sentence shall be effective only with respect to such spouse. No withdrawal may be made on or subsequent to the date as of which a Pension Benefit is first due to be paid to the Participant, his Joint Annuitant, or Beneficiary, except that, if a Participant (or, in the event of the Participant’s death, the Participant’s Beneficiary, Joint Annuitant, or surviving spouse) files a withdrawal request within the same calendar year in which he is retiring but prior to his actual retirement date (or, in the event of the Participant’s death, prior to payment of a death benefit under Section 5.1-E, or commencement of a Surviving Spouse Benefit pursuant to Section 5.3-E), he may elect to defer receipt of the withdrawn contributions until January of the year next following the Participant’s actual retirement. In such event, the Pension Benefit payable as of the actual retirement date shall be reduced as provided in Section 4.1-E(e), even though the actual receipt of Participant contributions has been deferred. No re-deposits may be made with respect to any contributions withdrawn under this Section 3.1-E.

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        Pension Plan – Exhibit E
9043799.3

ARTICLE IV-E

PENSION BENEFITS
4.1-E    Normal Retirement Pension
(a)    Eligibility. A Participant shall be eligible for a Normal Retirement Pension as of his Normal Retirement Date.
(b)    Standard Formula. The Pension Benefit payable to a Participant on his Normal Retirement Date shall be an annual benefit for life in the form of a single life annuity derived from the following formula:
Participant’s Final Average Earnings less Participant’s Estimated Primary Social Security Benefit, multiplied by 1.8 percent for each year during the Participant’s Period of Participation, in the aggregate, to a maximum of 20 years, and multiplied by 1.2 percent for each additional year in excess of 20 of the Participant’s Period of Participation, in the aggregate.
(c)    Alternate Formula. A Participant who, as of December 31, 1980, was a Participant of the Prior Plan shall be entitled to a Pension Benefit calculated under the provisions of the Prior Plan in effect on December 31, 1980, if said Pension Benefit would be higher than the Pension Benefit determined pursuant to Section 4.1-E(b). In determining the Pension Benefit described in this subsection (c), the Administrator will increase the benefit accrued as of December 31, 1980, by 10% and add to said benefit the additional benefit which the Participant would have earned under the provisions of the Prior Plan in effect on December 31, 1980, if said Plan had remained in effect from January 1, 1981, through the Participant’s Severance from Service Date, had provided for accrual of pension credit while in a Period of Service and the Participant had continued to contribute to the Plan until the Participant’s Severance from Service Date. For purposes of determining said additional benefit, the Administrator will add to the “annual earnings” as defined in the Prior Plan in effect as of December 31, 1980, any bonuses payable to a Participant on or subsequent to January 1, 1981, which were deferred in accordance with the terms of the Voluntary Deferment Bonus Plan for Raytheon Company and Subsidiaries.
(d)    Minimum Benefit. The annual Pension Benefit payable under subsection (b) or (c), as applicable, shall not be less than $348 times the number of years in the Participant’s Period of Service as a Salaried Employee, in the aggregate, provided that, in determining the minimum benefit for Participants who were Participants prior to January 1, 1981, the Administrator shall add to said minimum annual benefit 20% of the total contributions in the Participant’s account in the Plan as of January 1, 1981, minus the Actuarial Equivalent of any other pension benefit payable under any plan sponsored by the Employer (or any predecessor
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        Pension Plan – Exhibit E
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employer), in which the Participant was eligible to participate while in a Period of Service which is taken into account in determining this minimum benefit.
(e)    Reduction in Benefit for Withdrawal of Contributions. Any annual Pension Benefit payable under subsections (b), (c) or (d) to a Participant who withdraws contributions made prior to January 1, 1981 shall be reduced in accordance with this subsection (e), except that a benefit payable under subsection (d) (Minimum Benefit) shall not be reduced pursuant to this subsection (e) to an amount which is lower than $240 times the number of years in the Participant’s Period of Service as a Salaried Employee. Said reduction shall be determined by using (1) the sum of (i) the Participant’s contributions and Credited Interest as of the date of withdrawal and (ii) interest on the amount determined under (i) at a rate equal to the annual interest rate on 30-year U.S. Treasury securities for the month of August prior to the Plan Year in which falls the date as of which the determination is made from the date of withdrawal to the date said Participant attains Normal Retirement Age, provided that for distributions occurring in 2007, the interest rate shall be the interest rate for August 2006 or November 2006, whichever produces the greater benefit, and (2) converting such amount in paragraph (1) to an annuity using the interest rate under (ii) above and the mortality assumption taken from the mortality table prescribed in Rev. Rul. 2001-62.
4.2-E    Early Retirement Pension
(a)    Participants. A Participant (other than a Vested Terminee) who attains his Early Retirement Date shall be entitled to a Pension Benefit based upon the Pension Benefit payable on the Participant’s Normal Retirement Date to which the Participant is entitled under Section 4.1-E, reduced on the basis of the Participant’s age at Early Retirement Date as follows:
    Age Attained as of
    Commencement of    Percentage of Normal
    Pension Benefit    Retirement Benefit2

64    100%
63    100%
62    100%
61    100%
60    100%
59    93%
58    86%
57    79%
56    72%
55    65%

2    Interpolations will be made for months between stated ages.
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        Pension Plan – Exhibit E
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The payment of this Early Retirement Pension shall commence on the Early Retirement Date and shall continue during the Participant’s lifetime. The Participant may defer receiving his Early Retirement Pension until a later date up to but not beyond his Normal Retirement Date. In such event, the Participant’s Early Retirement Pension under the foregoing formula shall be based upon the Participant’s age at the date to which receipt of the benefit is deferred and upon Period of Service and Period of Participation only to said Early Retirement Date. For purposes of this subsection (a) and subsection (b), the Pension Benefit of a Participant with at least 25 Years of Service who is involuntarily laid off prior to attainment of the Participant’s Early Retirement Date will be determined on the basis of the reduction schedule in subsection (a) rather than the schedule in subsection (b).
(b)    Vested Terminees. The Early Retirement Pension of a Participant who terminates employment prior to attaining eligibility for an Early Retirement Pension, shall be the Vested Terminee’s Normal Retirement Pension actuarially reduced as follows (provided that in no event shall said reduction reduce the benefit accrued to the Participant as of December 31, 1980) and shall be his Vested Retirement Benefit:
    Age Attained as of
    Commencement of    Percentage of Normal
    Pension Benefit    Retirement Benefit3

65    100.0%
64    93.3%
63    86.7%
62    80.0%
61    73.3%
60    66.7%
59    63.3%
58    60.0%
57    56.7%
56    53.3%
55    50.0%

The percentage reduction for an immediate Early Retirement Pension shall be determined as of the Participant’s or Vested Terminee’s Early Retirement Date; the reduction for a deferred Early Retirement Pension shall be determined as of the date to which payment of the Early Retirement Pension is deferred.
(c)    De Minimis Lump Sum. Notwithstanding subsection (a) and (b) above:
(1)    If the lump sum Actuarial Equivalent of the Participant’s (including a Vested Terminee) vested Accrued Benefit is not more than $1,000, the
3    Interpolations will be made for months between stated ages.
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Participant shall receive payment of his or her Vested Retirement Benefit as soon as administratively feasible following termination of employment in the form of a lump sum.
(2)    If the lump sum Actuarial Equivalent of the Participant’s (including a Vested Terminee) vested Accrued Benefit is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Vested Retirement Benefit as soon as administratively feasible following termination of employment in the form of a lump sum.
(3)     If the lump sum Actuarial Equivalent of the Participant’s (including a Vested Terminee) vested Accrued Benefit is more than $5,000 but not more than $20,000, the Participant may elect, with spousal consent if applicable, to receive payment of his or her Vested Retirement Benefit as soon as administratively feasible following termination of employment in the form of either a lump sum or the normal form of benefit which is a single life annuity for a Participant who is not married on his Annuity Starting Date and a Joint and Survivor Annuity for a Participant who is married on his Annuity Starting Date.
4.3-E    Accrual of Benefits During Disability
If a Participant who is actively employed or on an Authorized Leave of Absence becomes disabled on or before December 31, 2013, the Participant shall receive credit for a Pension Benefit from the date of commencement of disability until his Normal Retirement Date or Early Retirement Date or such earlier date on which he ceases to be disabled. In determining the applicable credit under subsections (b) and (c) of Section 4.1-E of this Article IV, the earnings of a Participant who became disabled on or before December 31, 2013 during the period of disability shall be determined by using the base rate and any supervisory differential or shift premium in effect as of the date on which the Participant becomes disabled and any commissions, bonuses, or incentive pay received during the 12 calendar months immediately preceding the date of disability and, to the extent any of the foregoing earnings are used in determining the Participant’s Final Average Earnings, the Final Average Earnings will be offset by the Estimated Primary Social Security Benefit determined under Title II of the Social Security Act, as in effect during the last pay period preceding the Participant’s disability. In determining the Pension Benefit under the alternate formula in subsection (c) of Section 4.1-E of this Article IV, the Administrator shall apply the provisions of the Plan in effect on December 31, 1980. For purposes of this Section, a Participant is disabled if he is “totally disabled” as defined in the L3 Long Term Disability Plan and as determined by the insurer of such plan.
4.4-E    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit E after December 31, 2019.
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        Pension Plan – Exhibit E
9043799.3

ARTICLE V-E

DEATH BENEFITS
5.1-E    Death Prior to Annuity Starting Date
If the Participant’s death occurs prior to his Annuity Starting Date, any contributions made by the Participant and not withdrawn, plus Credited Interest, to the first day of the month in which death occurs shall be paid in a lump sum to the Participant’s Beneficiary, unless said Participant has a surviving spouse who is eligible for a Surviving Spouse Benefit as provided in Section 5.3-E or unless a death benefit is payable under an optional form of benefit selected by the Participant.
5.2-E    Death After Annuity Starting Date
If the Participant’s death occurs after his Annuity Starting Date, a Participant’s Beneficiary shall receive in a lump sum the unpaid portion of the total amount of the Participant’s contributions plus Credited Interest to his Annuity Starting Date that was not received by the Participant prior to his death unless (a) the Participant’s form of benefit as provided in Section 6.1-E was a 50% Joint and Survivor Annuity (and said Participant has not made an unrevoked election to take a single life annuity in lieu thereof), or (b) the Participant had elected a Joint and Survivor Annuity as provided in Section 6.3-E, or a TenYear Certain and Continuous Benefit as provided in Section 6.4E.
In the event the applicable benefit is a Joint and Survivor Annuity and both the Participant and the Joint Annuitant die after the Participant’s Annuity Starting Date, the Participant’s Beneficiary shall receive in a lump sum the unpaid portion of the total amount of the Participant’s contributions plus Credited Interest that was not received by the Participant and the Joint Annuitant prior to the death of the survivor.
5.3-E    Surviving Spouse Benefit
If a Participant’s death occurs prior to his Annuity Starting Date, such Participant’s spouse, if legally married to the Participant as of the date of death, shall be eligible to receive a Surviving Spouse Benefit which shall commence on the later of the earliest date on which the Participant would have been eligible for early retirement, or the first day of the month following said Participant’s death. If the Participant’s death occurs after the earliest date on which the Participant would have been eligible for early retirement, or normal retirement, said Surviving Spouse Benefit shall be equal to the amount which would have been payable to the spouse if the form of the Participant’s Pension Benefit was a 50% Joint and Survivor Annuity, and the Participant had retired on the first day of the month in which he died. If a Participant retires and elects an optional form of benefit under Article VI-E, which provides a survivor benefit to his spouse in excess of 50%, the Surviving Spouse Benefit shall be calculated in accordance with such prior election. If
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        Pension Plan – Exhibit E
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the Participant’s death occurs prior to such date, the Surviving Spouse Benefit shall be equal to the amount which would have been payable to the Spouse if the Participant had: (a) terminated employment on the date of death (or date of termination of employment, if earlier); (b) survived to the earliest date on which the Participant would have been eligible for early retirement; (c) retired with an immediate 50% Joint and Survivor Annuity; and (d) died on or after the date specified in (b) above. No Surviving Spouse Benefit will be paid in the event of the occurrence of one of the following events prior to the Participant’s death: (1) death of the Participant’s spouse; or (2) commencement of Pension Benefit under Article IV-E. If the Participant’s spouse dies, the Participant’s Beneficiary shall receive in a lump sum the unpaid share of the Participant’s contributions, if any, plus Credited Interest that was not received by the Surviving Spouse prior to said Spouse’s death, provided that in no event shall the sum of the Surviving Spouse Benefit received by the Surviving Spouse and the death benefit payable hereunder be less than the total of the Participant’s contributions plus Credited Interest as of the date of the Participant’s death. If, as of the date of death, the Participant is a Vested Terminee, the Pension Benefit will be determined in accordance with the early retirement reduction formula in Section 4.2-E(b). If the Participant is a Salaried Employee as of the date of death, the early retirement reduction formula in Section 4.2-E(a) will be used to determine the Pension Benefit.
The cost of the Surviving Spouse Benefit shall be fully subsidized by the Plan. Such benefit may not be waived by the Participant, and in no case may the Beneficiary be someone other than the Surviving Spouse.
If, as of the date of death of the Salaried Employee, the Salaried Employee’s contributions plus Credited Interest have not been withdrawn from the Plan, the Surviving Spouse shall have the option to withdraw said contributions in accordance with the provisions of Section 3.1-E.

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9043799.3

ARTICLE VI-E

FORM OF BENEFIT
6.1-E    Standard Form of Benefit
The standard form of Pension Benefit for married Participants shall be a 50% Joint and Survivor Annuity with the Participant’s spouse as Joint Annuitant, unless the Participant elects an optional form of benefit under this Article VI-E. The standard form of Pension Benefit for all other Participants, as well as those married Participants electing not to take said 50% Joint and Survivor Annuity, shall be a single life annuity on the Participant’s life. The Pension Benefit payable as a 50% Joint and Survivor Annuity will be a reduced Pension Benefit in the amount of 90% of the single life annuity to which the Participant would otherwise be entitled as a retirement Pension Benefit adjusted as follows based on the age of the Participant’s spouse:
(a)    If the spouse is older than the Participant, the foregoing percentage of Pension Benefit shall be increased by adding to said 90% the adjustment factor of 1/24 of 1% for each month by which the spouse’s age exceeds the Participant’s age (e.g., if the spouse is two years older than the Participant, the 50% Joint and Survivor Annuity shall be 91% of the single life annuity to which the Participant would be entitled as a Pension Benefit). In no event shall the amount of the Joint and Survivor Annuity exceed the amount of the single life annuity to which the Participant would be entitled as a Pension Benefit. If the Participant is older than the spouse, said 90% shall be decreased by subtracting therefrom the adjustment factor of 1/24 of 1% for each month by which the Participant’s age exceeds the spouse’s age (e.g., if the Participant is two years older than the spouse, the 50% Joint and Survivor Annuity shall be 89% of the single life annuity to which the Participant would be entitled as a Pension Benefit).
(b)    For purposes of computing age differentials between two persons under this Article VI-E, the years, months, and days of the younger person shall be subtracted from those of the older person. A calendar year shall be the equivalent of 12 months; a calendar month shall be the equivalent of one month; 16 days or more shall be construed as one month; 15 days or less shall be construed as zero months.
(c)    In the event a married Participant’s spouse dies prior to the Participant’s Annuity Starting Date, the standard form of annuity applicable to the Participant shall be a single life annuity unless an optional form of benefit is elected.
6.2-E    Social Security Level Income Annuity
A Participant other than a Vested Terminee who retires prior to age 62 may elect to receive during his lifetime until the first day of the month first following his 62nd
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9043799.3

birthday an increased monthly Pension Benefit in lieu of the Pension Benefit described in Section 6.1E, such Pension Benefit to be reduced at said date by the approximate amount of the Primary Insurance Amount which the Participant may receive at age 62, and to continue during the remainder of his lifetime. The increased monthly Pension Benefit shall be equal to the Participant’s Early Retirement Pension (as computed under Section 4.2-E(a)), plus the Participant’s expected Primary Insurance Amount at age 62, less the product of said expected Primary Insurance Amount and the appropriate factor as determined on the basis of the following table (interpolations will be made for the months by which the Participant exceeds the most recent age shown on the table) or based on the actuarial assumptions in Section 1.2-E(b), which results in the greater benefit:
    Age At Commencement of
     Pension Benefit     Appropriate Factor

61    .08
60    .16
59    .22
58    .28
57    .33
56    .38
55    .42

If the resulting benefit is less than the Participant’s expected Primary Insurance Amount at age 62, the increased monthly Pension Benefit payable until said Primary Insurance Amount begins shall instead be the Participant’s Early Retirement Pension divided by the appropriate factor above. In such event, the Primary Insurance Amount begins at age 62, no further Pension Benefit shall be paid.
6.3-E    Joint and Survivor Annuity
A Participant may elect to receive in lieu of the Pension Benefit described in Section 6.1E a reduced Pension Benefit payable during his lifetime after retirement with payments of the same amount or of a lesser amount to continue after his death to a Joint Annuitant designated by the Participant at the time of election of such option.
The reduced Pension Benefit payable to the Participant shall be a percentage of the Pension Benefit otherwise payable, determined on the basis of the following formula:
    Portion of Pension Benefit to be    Percentage of Pension
    Continued After Participant’s Death    Benefit Otherwise Payable

    All    80%
    3/4    85%
    1/2    90%

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If the Joint Annuitant is older than the Participant, the foregoing percentage of Pension Benefit will be increased by adding thereto the adjustment factor set forth below multiplied by the number of months the Joint Annuitant’s age exceeds the Participant’s age. In no event shall the Joint and Survivor Annuity elected by a Participant exceed the Pension Benefit otherwise payable to said Participant. If the Participant is older than the Joint Annuitant, the foregoing percentage of Pension Benefit will be decreased by subtracting therefrom the adjustment factor set forth below multiplied by the number of months the Participant’s age exceeds the Joint Annuitant’s age.

    Portion of Pension Benefit to be
    Continued After Participant’s Death    Adjustment Factor

    All    1/12 of 1%
    3/4    1/18 of 1%
    1/2    1/24 of 1%

If the Joint Annuitant designated by the Participant dies before the Participant’s Annuity Starting Date, the election of the Joint and Survivor Annuity shall be void and the Pension Benefit to which he would otherwise be entitled shall be payable to the Participant as if such election had not been made.

The designation of a Joint Annuitant may be rescinded or changed by the Participant at any time prior to the Annuity Starting Date.

6.4-E    TenYear Certain and Continuous Annuity
A Participant may elect to receive in lieu of his Pension Benefit described in Section 6.1E, a reduced Pension Benefit payable during his lifetime with a guarantee of 120 monthly payments and, if the Participant dies after his Annuity Starting Date, the balance of the remaining 120 monthly payments if any will be paid to his Beneficiary, or if no Beneficiary shall survive him, to the person or persons who would be entitled to receive death benefits under Article V-E (all such persons to be included in the term “Beneficiary” as used in the Plan with respect to the TenYear Certain and Continuous Annuity).
The reduced Pension Benefit shall be a percentage of the Pension Benefit otherwise payable, as determined by the following formula (interpolations will be made for the months by which the Participant exceeds the most recent age shown on the table):
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Age at Pension	Percentage of
Benefit Commencement	Pension Benefit

65 or over	91.0%
64	92.0%
63	93.0%
62	94.0%
61	95.0%
60	95.5%
59	96.0%
58	96.3%
57	96.6%
56	96.9%
55	97.2%
6.5-E    Joint and Survivor Annuity or TenYear Certain and Continuous Annuity with Social Security Level Income Annuity
A Participant, other than a Vested Terminee, who retires prior to age 63 may elect to receive in lieu of the Pension Benefit described in Section 6.1-E, one of the Joint and Survivor Annuities described in Section 6.3-E, or the TenYear Certain and Continuous Annuity, described in Section 6.4-E, in combination with the Social Security Level Income Annuity described in Section 6.2-E. In such event, the Administrator shall determine the amount payable under the Joint and Survivor Annuity or TenYear Certain and Continuous Annuity selected by the Participant. The amount of this annuity shall be substituted for the Participant’s Early Retirement Pension in determining the amount payable under the Social Security Level Income Annuity. The amount determined thereunder using the Joint and Survivor Annuity in lieu of Early Retirement Pension will be the Pension Benefit payable during the Participant’s lifetime. If the Joint Annuitant survives the Participant, the Joint Annuitant will receive an annuity equal to the selected proportion of the Pension Benefit being received by the Participant. The amount determined using the TenYear Certain and Continuous Annuity in lieu of Early Retirement Pension will be payable during the Participant’s lifetime and, if the Participant dies prior to receiving a Pension Benefit for ten years, such Pension Benefit will be payable to the Participant’s Beneficiary, in accordance with the conditions specified in Section 6.4-E.
6.6-E    Lump Sum
If the lump sum Actuarial Equivalent vested benefit is greater than $5,000 but not greater than $20,000, a lump sum payment.
6.7-E    Maximum Conversion Factor
In no event may the Conversion factors for an Optional Form of Benefit be greater than .999.
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        Pension Plan – Exhibit E
9043799.3

L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit F – Former Participants In The
E-Systems, Inc. Salaried Participants Retirement Plan

9043778.3

1738054
9043778.3

ARTICLE I-F

DEFINITIONS
Whenever used in this Exhibit F the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.
1.1-F    Accrued Benefit
“Accrued Benefit” means the benefit determined in accordance with Article IV-F expressed in the form of a monthly benefit commencing at Normal Retirement Date. In no event shall a Participant’s Accrued Benefit be less than his accrued benefit as of February 10, 2000 under the Prior Plan.
1.2-F    Actuarial (or Actuarially) Equivalent
“Actuarial (or Actuarially) Equivalent” means equality in value of the aggregate amounts expected to be received under different manners of payment based on interest rate and mortality assumptions in effect on the date as of which the Participant’s employment terminated, as such assumptions are defined below unless otherwise specifically provided in the Plan.
(a)    Interest rate and mortality assumptions for alternative periodic benefits and for early commencement of a Deferred Vested Pension. The interest rate shall be 7% per annum. The mortality assumption shall be taken from the 1971 Group Annuity Mortality Table, Projected by Scale D to 1975, using a unisex rate that is 50% male and 50% female.
(b)    Interest rate and mortality assumptions for single sum payments. The interest rate and mortality assumptions for purposes of computing single sum payments shall be determined in accordance with Section 1.3.
    Notwithstanding the above, no single sum shall be less than the present value as of such determination date of the Participant’s Accrued Benefit as of September 30, 1997, where such present value is determined using the assumptions specified in subsection (a) above for periodic forms of benefit.
1.3-F    Average Monthly Compensation
“Average Monthly Compensation” means the Participant’s average monthly rate of Compensation determined by dividing the total of the monthly Compensation amounts applicable to him during his “averaging period” (as defined below) by the number of months for which he received Compensation in such period. A Participant’s monthly Compensation amount for each month in any calendar year is his Compensation received during such month, except that for the period prior to August 1, 1997, this amount will be
9043754.3

his Compensation received during such year (excluding any incentive compensation deemed received prior to the beginning of the Participant’s “averaging period”, as defined below) divided by the number of months in the year when the Participant received Compensation. For the period prior to such date, all incentive compensation received in a year will be deemed received in January of such year.
A Participant’s averaging period is the 60 consecutive calendar months (or lesser number if the Participant does not have 60 such months) which include the highest monthly amounts of pay during the last 120 calendar months prior to the Participant’s termination of Service during which the Participant received Compensation, counting the last calendar month of Service.
1.4-F    Compensation
“Compensation” means:
(a)    As to Compensation Earned Prior to January 1, 1982. The total cash remuneration paid to a Participant for a calendar year by his Employer for personal services, excluding bonuses, overtime pay, commissions paid after July 1, 1970, expense allowances, and all other extraordinary compensation.
(b)    As to Compensation Earned On and After January 1, 1982 and Prior to January 1, 1994. The regular base cash remuneration paid to a Participant for a calendar year by his Employer for personal services (excluding commissions paid after July 1, 1970, expense allowances, offsite allowances or other extraordinary compensation) plus overtime pay, shift differential pay and bonuses under the incentive compensation plan paid in such year. Any reduction elections under Internal Revenue Code Section 125 or 401(k) shall be deemed not made for this purpose.
In the event a Participant receives a one-time lump sum payment during a year after December 31, 1988 that is in lieu of a permanent raise in his base remuneration, such one-time payment will be considered part of his Compensation for such year.
(c)    As to Compensation Earned on and after January 1, 1994. The included earnings listed below received by the Participant from his Employer for personal services, but not the excluded earnings listed below.
Included Earnings

Base Salary
Straight Time
Overtime
Double Time
Shift Differential Pay
Performance-Based Bonuses
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Paid Time Off Taken
Holiday Pay
Jury Duty Pay
Military Leave Pay
Bereavement Pay
Lump Sum Payment in Lieu of a Merit Increase in Base Pay

Excluded Earnings

Quarterly Wage Adjustments (HRLY)
Paid Time Off Not Taken
Severance Pay (whether paid in a lump sum or installments)
Allowances Offsite/Expatriate
Completion Awards/Bonus
Customer Award Fee
Hiring Bonus
Inputed Income
Restricted Stock Dividend
Service Awards
Tuition Reimbursement
Other Benefit Lump Sum Payments
Flex Plan Cashout Refunds
Relocation Payments
Per Diem Payments
Long-Term Disability Payments
Flex Plan Spending Account
Forfeiture Payments
Payments for Unused Vacation

1.5-F    Leave of Absence
“Leave of Absence” means any absence authorized by the Employer under the Employer’s standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Leaves of Absence, and provided further that the Participant returns or retires within the period specified in the authorized Leave of Absence.
1.6-F    Normal Retirement Age
“Normal Retirement Age” means the Participant’s 65th birthday.
1.7-F    Normal Retirement Date
“Normal Retirement Date” means the first day of the month coinciding with or next following the Normal Retirement Age.
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1.8-F    Pension
“Pension” means a series of monthly amounts which are payable to a person who is entitled to receive benefits under this Exhibit F.
1.9-F    Primary Social Security Benefit
“Primary Social Security Benefit” means the Social Security benefit to which the Participant is, or would be upon filing application, entitled at his Normal Retirement Date or termination of employment.
The Administrator may, to determine such amounts, use wage estimates for the Participant’s pre-hire period where actual wage history is not furnished by Participant. Any such wage estimates shall be made by applying a salary scale, projected backwards, to the Participant’s Compensation at his date of hire. Such salary scale shall be 6%. Notice shall be duly given to each Participant (with his summary plan description and at his termination of employment) explaining the use of such estimates and informing the Participant that he can obtain his actual wage history from the Social Security Administration. If any Participant shall furnish actual wage history in writing to the Administrator no later than six months after his termination of employment or, if later, after he is informed of his plan benefits, the Administrator shall determine his Primary Social Security Benefit on the basis of such actual wage history.
1.10-F    Prior Plan
“Prior Plan” means the E-Systems, Inc. Salaried Employees Retirement Plan as of February 10, 2000.
1.11-F    Projected Primary Social Security Benefit
“Projected Primary Social Security Benefit” means, subject to the use of wage estimates described in the second paragraph of the definition of Primary Social Security Benefit above, the Social Security benefit to which a Participant would be entitled at his Normal Retirement Date had he continued to receive wages in covered employment until such date, at a rate equal to such wages as he was receiving just before termination of employment.
1.12-F    Retiree
“Retiree” means a retired Participant who commences receiving Pension payments on the first day of the month coincident with or next following the date of termination of employment or when first eligible for Disability Pension payments (not a deferred vested person).
1.13-F    Retirement
“Retirement” means Normal, Late, Optional Early, Early or Disability Retirement. Retirement shall be considered as commencing on the day immediately following a Participant’s last day of employment (or authorized Leave of Absence, if later).
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1.14-F    Service
“Service” means a period or periods of employment of a Participant by the Employer used in determining eligibility for and the amount of benefits as described in Article II-F hereof.
ARTICLE II-F

SERVICE CREDIT
2.1-F    Vesting Service
Vesting Service is the period of employment used in determining eligibility for benefits. A Participant’s total Vesting Service shall be:
(a)    His total period or periods of employment with the Employer and all Affiliated Companies.
(b)    Any period of severance after the Participant quits, is discharged, or retires if he returns to employment with the Employer or an Affiliated Company within 12 months of such severance.
(c)    The first 12 months of any approved absence (including a Leave of Absence, by reason of lay-off on account of lack of work, vacation, holiday, sickness, disability, maternity or paternity as defined in Code Section 411(a)(6)(E), plus any additional credit which may be called for under the Employer’s approved absence policy or required under federal law for military duty however, Service credit during any said layoff will stop on a date prior to the end of said 12-month period if the Participant receives payment of his Pension as of such date.
(d)    If the Participant quits, is discharged, or retires at any time during the first 12 months of an approved Leave of Absence, the period of severance after the date he so quits, is discharged, or retires if he returns to employment with the Employer (or an Affiliated Company) within 12 months of the date when his Leave of Absence began.
(e)    A period of employment begins with the completion of the first Hour of Service by a Participant for the Employer and ends with the completion of the last such Hour of Service for the Employer. A period of severance begins on the date a Participant quits, is discharged, is laid off, retires or dies. A year of Vesting Service credit shall be given for each 365-day period, beginning with the first day of employment, which elapses while the Participant is entitled to Vesting Service credit under subsection (a), (b), (c) or (d) above. Appropriate partial year credit will be given for any such period which is less than 365 days in length.
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(f)    The term Vesting Service shall include the “vesting service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
2.2-F    Benefit Service
Benefit Service is the period of employment used in determining the amount of Pension benefits. A Participant’s total Benefit Service shall be his total years and fraction of years of Service as calculated under Section 2.1-F, beginning with the first year in which the Participant completes 1,000 Hours of Service, but only counting such Service completed as a Participant of the Employer.
The term Benefit Service shall include the “benefit service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.

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9043778.3

ARTICLE III-F

ELIGIBILITY AND PARTICIPATION
3.1-F    Participation
This Exhibit F shall apply only to those individuals (a) who, on February 10, 2000, were employees of E-Systems, Inc. and were participants in the Prior Plan, (b) became Employees of the Employer on February 11, 2000, and (c) for whom assets and liabilities with respect to their benefits under the Prior Plan were transferred to this Plan.

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9043778.3

ARTICLE IV-F

NORMAL, LATE, OPTIONAL EARLY,
EARLY AND DEFERRED VESTED PENSIONS
4.1-F    Normal Pension
(a)    A Participant shall be eligible for a Normal Pension if his employment is terminated from the Employer and all Affiliated Companies on or after his Normal Retirement Age and on or before his Normal Retirement Date. Payment of a Normal Pension, in the form of payment determined under Article VII-F, shall commence as of the Participant’s Normal Retirement Date.
(b)    The amount of a Participant’s Normal Pension (stated as a five-year certain and continuous annuity) is a monthly amount equal to the greatest of (1) through (7) of the following:
(1)    The sum of:
(A)    1.2% of his Average Monthly Compensation multiplied by the number of his years of Benefit Service (but not in excess of ten years of Benefit Service); plus
(B)    1.6% of his Average Monthly Compensation multiplied by the number of his years of Benefit Service in excess of ten years.
(2)    The sum of (A) below, based upon his Average Monthly Compensation, Benefit Service and Projected Primary Social Security Benefit as of December 31, 1990, plus (B) below:
(A)    The greater of (i) or (ii) below,
            (i)    The difference of
    (I)    1.5% of his Average Monthly Compensation
        multiplied by the number of his years of Benefit
        Service; less

    (II)    0.5% of his monthly amount of Primary Social
        Security Benefit, multiplied by the number of his
        years of Benefit Service.

            (ii)    Twelve Dollars ($12.00) multiplied by the number
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9043778.3

                of his years of Benefit Service.

(B)    The amount calculated for such Participant under Section 4.1-F(b)(1) based upon his Benefit Service earned after December 31, 1990 (but counting all Benefit Service to determine whether Section 4.1-F(b)(1)(A) or (B)).
(3)    Twelve Dollars ($12.00) multiplied by the number of years of Benefit Service.
(4)    If such Participant had attained age 50 on or before December 31, 1990, the difference between:
(A)    1.5 percent of his Average Monthly Compensation multiplied by the number of his years of Benefit Service, less
(B)    0.5 percent of his monthly amount of Primary Social Security Benefit, multiplied by the number of his years of Benefit Service.
(5)    If such Participant had Compensation in 1993 or any prior year that exceeded $150,000, the sum of:
(A)    The amount calculated for such Participant under Section 4.1F(b)(1) or (2) above, whichever is greater, based on his Average Monthly Compensation, Benefit Service and Projected Primary Social Security Benefit as of December 31, 1993, and using the Code Section 401(a)(17) Compensation limits in effect as to benefit accruals prior to January 1, 1994, as described in the definition of Compensation in this Plan; plus
(B)    The amount calculated for such Participant under Section 4.1F(b)(1), based on his Benefit Service earned after December 31, 1993 (but counting all Benefit Service to determine whether subsection (A) or (B) applies in Section 4.1-F(b)(1)), and based on Average Monthly Compensation determined using the Code Section 401(a)(17) Compensation limits in effect as to benefit accruals on and after January 1, 1994, as described in the definition of Compensation in this Plan.
(6)    If such Participant had Compensation in 1993 or any prior year that exceeded $150,000, and if such Participant had attained age 50 on or before December 31, 1990, the sum of:
(A)    The amount calculated for such Participant under Section 4.1-F(a) based upon his Average Monthly Compensation, Benefit Service and Projected Primary Social Security Benefit as of December 31, 1993, and using the Code Section 401(a)(17) Compensation limits in effect as to benefit accruals prior to January 1, 1994, as described in the definition of Compensation in Section 1.16 of the main Plan; plus
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9043778.3

(B)    The amount calculated for such Participant under Section 4.1-F(a) based on his Benefit Service earned after December 31, 1993, and his Average Monthly Compensation and Primary Social Security Benefit as of the date of his termination of employment, and using the Code Section 401(a)(17) Compensation limits in effect as to benefit accruals on and after January 1, 1994, as described in the definition of Compensation in Section 1.16 of the main Plan.
(7)    The greatest amount of immediately payable Optional Early or Early Pension the Participant could have received upon Retirement prior to Normal Retirement Date.
4.2-F    Late Pension
A Participant who meets the requirements for a Normal Pension, except that he continues in employment with the Employer or an Affiliated Company beyond his Normal Retirement Date, shall be entitled to a Late Pension. Payment of a Late Pension, in the form of payment determined under Article VII-F, shall commence as of the first day of the month next following the Participant’s last day of employment.
A Participant’s Late Pension shall be a monthly amount computed in the same manner as a Normal Pension, as of the date of commencement.
4.3-F    Optional Early Pension
A Participant shall be eligible for an Optional Early Pension if prior to his Normal Retirement Date his employment is terminated from the Employer and all Affiliated Companies, provided that:
(a)    his employment terminated on or after his 60th birthday, before attaining his 65th birthday and after his completion of ten years of Vesting Service, or
(b)    his employment commenced prior to June 26, 1991 and his employment terminated on or after 60th birthday and before attaining his 65th birthday, or
(c)    his employment terminated on account of layoff because of lack of work and he reaches age 60 within three years thereafter at which time he will be eligible to elect an Optional Early Pension.
Payment of an Optional Early Pension, in the form of payment determined under Article VII-F, shall commence as of the first day of the month coinciding with or next following the date of Retirement if the Participant so elects; otherwise, commencement will be at the Participant’s Normal Retirement Date.
A Participant’s Optional Early Pension shall be equal to his Accrued Benefit which shall be computed in the same manner as a Normal Pension, considering his Benefit Service, and Average Monthly Compensation at actual Retirement, but using his Projected Social Security Benefit instead of his Primary Social Security Benefit.
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4.4-F    Early Pension
A Participant who is not eligible for an Optional Early Pension shall be eligible for an Early Pension if prior to his Normal Retirement Date his employment is terminated from the Employer and all Affiliated Companies, provided that:
(a)    his employment terminated on or after his 55th birthday, provided he has completed ten or more years of Vesting Service, or
(b)    his employment terminated on account of layoff because of lack of work and he reaches age 55 within three years thereafter, provided he has then received at least ten years of Vesting Service credit, at which time, when he has both attained at least age 55 and received at least ten years of Vesting Service he will be eligible to elect an Early Pension.
Payment of an Early Pension, in the form of payment determined under Article VII-F, shall commence on his Normal Retirement Date, or if the Participant requests, as of the first day of any subsequent month which precedes his Normal Retirement Date, but reduced as provided below.
A Participant’s Early Pension shall be equal to his Accrued Benefit, which shall be computed in the same manner as a Normal Pension, considering his Benefit Service, and Average Monthly Compensation at actual Retirement, but using his Projected Social Security Benefit instead of his Primary Social Security Benefit. However, the amount determined under the above provisions shall be reduced in accordance with the schedule set forth below, based on the age of the Participant at commencement, if payment of an Early Pension commences prior to his age 60.
        Age Prior to                     Percent of
Normal Retirement Date                Accrued Benefit
    60    100%
    59    99%
    58    96%
    57    91%
    56    84%
    55    75%
For fractional years between those shown above, the percentage will be interpolated by the Administrator. Also, any Early Pension commencing between age 59½ and age 60 for any Participant on January 31, 1998 shall not be less than the 100% Early Pension applicable to the Participant on January 31, 1998.
4.5-F    Deferred Vested Pension
A Participant shall be eligible for a Deferred Vested Pension if prior to eligibility for an Early Pension his employment is terminated from the Employer and all Affiliated Companies.
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        Pension Plan – Exhibit F
9043778.3

Payment of a Deferred Vested Pension, in the form of payment determined under Article VII-F, shall commence as of the terminated Participant’s Normal Retirement Date if he is then living to receive it. If the Participant requests the commencement of his Deferred Vested Pension as of the first day of the month coinciding with or next following his 55th birthday, or as of the first day of any subsequent month which precedes his Normal Retirement Date, his Pension shall commence as of the first day of the month so requested, but the amount thereof shall be reduced as provided below.
A Participant’s Deferred Vested Pension shall be computed in the same manner as an Early Pension, except that if payment of the Deferred Vested Pension commences prior to the Participant’s Normal Retirement Date, the reduction shall be made on an Actuarially Equivalent basis.
Notwithstanding the above:
(a)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Termination Benefit is not more than $1,000, the Participant shall receive payment of his or her Deferred Vested Pension as soon as administratively feasible following termination of employment in the form of a lump sum.
(b)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Termination Benefit is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Deferred Vested Pension as soon as administratively feasible following termination of employment in the form of a lump sum.
(c)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Termination Benefit is more than $5,000 but not more than $20,000, the Participant may elect, with spousal consent if applicable, to receive payment of his or her Deferred Vested Pension as soon as administratively feasible following termination of employment in the form of either a lump sum or the normal form of payment under Sections 7.1-F and 7.2-F.
4.6-F    Benefits Not Decreased Due to Post-Termination Social Security Increase
Any benefit which a Participant is eligible to receive (including Disability benefits) shall not be decreased by reason of any increase in a benefit level or wage base under Title II of the Social Security Act if such increase takes place after the date of a Participant’s termination of employment hereunder.
In the event a Participant terminates his employment hereunder and subsequently resumes participation in this Plan, the Accrued Benefit to which he would have been entitled had he not returned to employment shall not be decreased below its amount at the time of such termination.

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4.7-F    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit F after December 31, 2019.

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        Pension Plan – Exhibit F
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ARTICLE V-F

DISABILITY
5.1-F    Termination Due to Disability
A Participant shall be eligible for a Disability Pension if his employment with the Employer is terminated by reason of Disability (as defined below) before his Normal Retirement Date, provided he has then completed ten or more years of Vesting Service and does not elect to receive an Optional Early, Early or Deferred Vested Pension.
Payment of a Disability Pension, in the form of payment determined under Article VII-F, shall commence as of the Participant’s Normal Retirement Date if he is then living.
A Participant’s Disability Pension shall be computed in the same manner as a Normal Pension, considering his Average Monthly Compensation and Benefit Service as of the date of his termination on account of Disability, but using his Projected Social Security Benefit instead of his Primary Social Security Benefit; provided, however, that if the Participant incurred the Disability on or before December 31, 2013, the Participant’s Benefit Service shall be the Benefit Service he would have accumulated if his employment had continued uninterrupted until his Normal Retirement Date.
A Participant will be deemed to be suffering from a Disability if the Participant is “totally disabled” as defined in the L3 Long Term Disability Plan and determined by the insurer for that Plan.
Disability shall be considered to have ended if, prior to his Normal Retirement Date, the Participant is no longer disabled as defined in the L3 Long Term Disability Plan and determined by the insurer for that Plan.
5.2-F    Recovery from Disability
If the Participant’s Disability ceases prior to his Normal Retirement Date, and he is not reemployed by an Affiliated Company, and if he had met the requirements for an Early, Optional Early or Deferred Vested Pension on the date of his termination for Disability, he shall be entitled to receive, commencing on the first day of the month coinciding with or next following his Normal Retirement Date, a Pension equal in amount to the Early, Optional Early, or Deferred Vested Pension to which he would have been entitled, as of the date of his Disability, considering his Compensation and Benefit Service at his date of Disability. However, if the Participant requests the commencement of his Early, Optional Early or Deferred Vested Pension as of the first day of any subsequent month which is after age 55 and which precedes his Normal Retirement Date, his Pension shall commence as of the beginning of the month so requested, but the amount thereof shall be subject to reduction in accordance with Section 4.4-F or 4.5-F as applicable, based on the number of years by which the starting date of the Pension payment precedes the Participant’s Normal Retirement Date.
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        Pension Plan – Exhibit F
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ARTICLE VI-F

DEATH BENEFITS
6.1-F    Death Benefits Before Pension Commencement (Spouse’s Pension)
A death benefit in the form of a monthly Pension shall be payable to the surviving spouse of a Participant (whether in-service or on authorized medical leave or terminated or on Disability) who dies before the date as of which his Pension is to commence, provided that the Participant is married to such spouse at the time of his death.
The spouse shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Retirement Date, except that, (a) if the spouse fails to make such an election, payments shall commence as of the Participant’s Normal Retirement Date and (b) if the Participant’s death is on or after his Normal Retirement Date, commencement to the spouse will be as of the first day of the next month following the Participant’s death.
The monthly amount and manner of payment of such spouse’s Pension shall be determined as though the Participant’s Pension on the date of his death (under the Deferred Vested, Early, Optional Early, Normal, or Late Pension provisions of this Plan, whichever is applicable) was paid as a 50% Qualified Joint and Survivor Annuity described in Section 7.2-F, commencing on the spouse’s payment commencement date and assuming the Participant’s death had occurred immediately. Any early commencement reductions made for periods not covered under the Deferred Vested Pension provisions of this Plan will be made on an Actuarially Equivalent basis. Benefit Service credit while on Disability will be counted as to a Participant whose death occurs while the Participant was on Disability and such Participant’s Average Monthly Compensation when his Disability began shall be taken into account.
6.2-F    Death After Commencement of Pension Payments (According to Form Payable to Participant)
The death benefit, if any, payable after a Participant’s Pension has commenced shall be determined according to the form of benefit payable under Article VII-F hereof. If a Participant has reached the date as of which his form of benefit is to commence, but dies before actual receipt of the first payment, such form of benefit shall remain effective for purposes of determining, any death benefit.

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        Pension Plan – Exhibit F
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ARTICLE VII-F
FORMS OF PAYMENT
7.1-F    Normal Form of Pension – Five-Year Certain and Continuous Annuity
Unless the Qualified Joint and Survivor Pension in Section 7.2-F, or an alternate form in Section 7.3-F is applicable, any Pension, in the amount accrued under Article IV-F, will be paid as a Five-Year Certain and Continuous Annuity. Under this form of Pension, monthly payments are made to the Participant during the remaining life of the Participant; however, if he dies after his Pension commenced but before receiving 60 guaranteed monthly payments, then monthly payments, in the same amount, will continue to his Beneficiary until the total number of payments made (including those to the Participant and those to the Beneficiary) equals such guaranteed number.
Notwithstanding the above, in the event the above-referenced guaranteed number of monthly payments should exceed the number of months of life expectancy of the Participant and his designated Beneficiary (as of the date of commencement), such guaranteed number shall be reduced to equal such life expectancy and the amount of Pension shall be increased on an Actuarially Equivalent basis.
7.2-F    Qualified Joint and Survivor Annuity
Unless an election to the contrary is in effect, a Participant who is married on the date as of which his Pension payments commence shall be paid his Pension in the form of a 50% Qualified Joint and Survivor Annuity. Under this form, an adjusted amount shall be paid to the Participant for his lifetime; and the spouse (to whom the Participant was married on the date as of which his Pension commenced), if surviving at the Participant’s death, shall receive thereafter for life a monthly Pension of 50% of the adjusted monthly amount paid to the Participant. This adjusted amount payable to the Participant shall be determined so that the value of the Pension payments expected to be made to the Participant and his spouse is the Actuarial Equivalent of the Pension determined under Article IV-F.
7.3-F    Other Forms of Payment
Any Participant who is a benefit recipient hereunder may elect a benefit payable in accordance with one or more of the following options, in an Actuarially Equivalent amount, in lieu of the benefit to which he is otherwise entitled:
(a)    100% Qualified Joint and Survivor Annuity. Under this form, payments are made in the same manner as described in Section 7.2-F hereof, but with the percentage continued to the spouse being 100%.
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(b)    75% Qualified Joint and Survivor Annuity. Under this form, payments are made in the same manner as described in Section 7.2-F hereof, but with the percentage continued to the spouse being 75%.
(c)    Single Life Annuity. Under this form, the Participant will receive a Pension payable only for his lifetime.
(d)    Period Certain and Continuous Annuity. Under this form, payments are made in the same manner as described in Section 7.1-F hereof but with the number of guaranteed monthly payments being 120 (but in no event to exceed the months of life expectancy of the Participant and his designated Beneficiary at date of
(e)    Lump Sum. If the lump sum Actuarial Equivalent vested benefit is greater than $5,000 but not greater than $20,000, a lump sum payment.
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L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit G – Former Participants In The
Raytheon ESystems, Inc. Richardson/Waco Retirement Plan

9043763.3

        L3Harris Link Simulation and Training
        Pension Plan – Exhibit G
9043763.3

ARTICLE I-G

DEFINITIONS
Whenever used in this Appendix G, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.
1.1-G    Accrued Benefit
“Accrued Benefit” means the benefit determined in accordance with Article IV-G expressed in the form of a monthly benefit commencing at Normal Retirement Date. In no event shall a Participant’s Accrued Benefit be less than his accrued benefit as of February 10, 2000, under the Prior Plan.
1.2-G    Actuarial (or Actuarially) Equivalent
“Actuarial (or Actuarially) Equivalent” means equality in value of the aggregate amounts expected to be received under different manners of payment based on interest rate and mortality assumptions in effect on the date as of which the Participant’s employment terminated, as such assumptions are defined below unless otherwise specifically provided in the Plan.
(a)    Interest rate and mortality assumptions for alternative periodic benefits and for early commencement of a Deferred Vested Pension. The interest rate shall be 9% per annum. The mortality assumption shall be taken from the 1983 Group Annuity Mortality Table, using a unisex rate that is 70% male and 30% female.
(b)    Interest rate and mortality assumptions for single sum payments. The interest rate and mortality assumption used for purposes of computing single sum payments shall be determined in accordance with Section 1.3.
Notwithstanding the above, no single sum determined for a Participant shall be less than the present value as of such determination date of the Participant’s Accrued Benefit in effect as of the date immediately prior to February 1, 1998, where such present value is determined using an interest rate of 9% and the mortality assumption taken from the 1983 Group Annuity Mortality Table, using a unisex rate that is 70% male and 30% female.

1.3-G    Average Monthly Compensation
“Average Monthly Compensation” means the Participant’s average monthly rate of Compensation, which is as follows:

(a)    As to Compensation Under Excess Formula in Section 4.1-G
9043754.3

(1)    In the case of a Participant who has at least 60 consecutive months of Vesting Service, the average of his monthly Compensation rates at the beginning of each of the 60 consecutive months of Vesting Service (or at date of hire for the first month) for which his Compensation rates were highest out of the last 180 consecutive months of Vesting Service or out of such lesser number of consecutive months of Vesting Service as he had at the date he retires or his employment terminates; or
(2)    In the case of a Participant who has less than 60 consecutive months of Vesting Service, the average of his monthly Compensation rates at the beginning of each of his consecutive months of Vesting Service (or date of hire for the first month).
Consecutive months are determined by disregarding any months with no Compensation, but counting months with Compensation before and after such months with no Compensation.
(b)    As to Compensation Under Step-Up/$12 Formula in Section 4.1-G. The Participant’s average monthly rate of Compensation determined by dividing the total of the monthly Compensation amounts applicable to him during his “averaging period” (as defined below) by the number of months for which he received Compensation in such period. A Participant’s monthly Compensation amount for any month prior to January 1, 1997 is the Participant’s monthly Compensation rate as of the beginning of any such month (or at date of hire for the first month), provided that only months of Vesting Service are counted for this purpose. A Participant’s monthly Compensation amount for any month on and after January 1, 1997 is his Compensation received during such month.
A Participant’s averaging period is the 60 consecutive calendar months (or lesser number if the Participant does not have 60 such months) which include the highest monthly Compensation amounts, during the last 120 calendar months prior to the Participant’s termination of Service during which the Participant received Compensation, counting the last calendar month of Service.
1.4-G    Compensation
“Compensation” means remuneration used in determining benefits, as follows:
(a)    As to all Compensation Under Excess Formula in Section 4.1-G and as to Pre-1997 Compensation Under Step-Up/$12 Formula in Section 4.1-G. The base salary payable by the Employer to the Participant monthly, or, if salary payments are made more than once a month, the aggregate of base salary payments by the Employer to the Participant which would be payable for a month, but not including any contingent, incentive or other deferred compensation, cost of living payments, bonuses, amounts paid for or in lieu of overtime, premium pay, severance pay (whether in a lump sum or installments), payments for unused
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vacation, and shift differentials or other forms of extra compensation. A person employed on a commission basis shall not be deemed to receive Compensation for purposes of this Plan.
(b)    As to Post-1996 Compensation Under StepUp/$12 Formula. The included earnings listed below received by the Participant from his Employer for personal services, but not the excluded earnings listed below.
Included Earnings
Base Salary
Straight Time
Overtime
Double Time
Shift Differential Pay
Paid Time Off Taken
Holiday Pay
Jury Duty Pay
Military Leave Pay
Bereavement Pay
Incentive Compensation
Lump Sum Payment in Lieu of a Merit Increase in Base Salary

Excluded Earnings
QWA – Quarterly Wage Adjustment (hrly.)
Unused Paid Time Off
All Severance Pay
Allowances
Offsite/Expatriate
Completion Awards/Bonus
Tax Equalization Payments
Customer Award Fee Payments
Hiring Bonus
Imputed Income
Restricted Stock Dividend
Milestone Awards
Tuition Refunds
Other Benefit Lump Sum Payments
Flex Plan Cash-out Refunds
Relocation Payments
Per Diem Payments
Long Term Disability Payments
Flex Plan Spending Account
Forfeiture Payments

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1.5-G    Normal Retirement Age
“Normal Retirement Age” means the Participant’s 65th birthday.
1.6-G    Normal Retirement Date
“Normal Retirement Date” means the first day of the month coincident with or next following the Normal Retirement Age.
1.7-G    Pension
“Pension” means a series of monthly amounts which are payable to a person who is entitled to receive benefits under this Exhibit G.
1.8-G    Retiree.
“Retiree” means a retired Participant who commences receiving Pension payments on the first day of the month coincident with or next following the date of termination of employment (not a deferred vested person).
1.9-G    Retirement
“Retirement” means Normal, Late, or Early Retirement. Retirement shall be considered as commencing on the day immediately following a Participant’s last day of employment (or authorized Leave of Absence, if later).
1.10-G    Richardson Participant
“Richardson Participant” means a Participant who is employed in the Richardson Operations.
1.11-G    Service
“Service” means a period or periods of employment of a Participant by the Employer used in determining eligibility for and the amount of benefits as described in Article II-G hereof.
1.12-G    Waco Participant
“Waco Participant” means a Participant who is employed in the Waco Operations.
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ARTICLE II-G

SERVICE CREDIT
2.1-G    Hour of Service
An Hour of Service is any hour for which a Participant is directly or indirectly paid or entitled to payment for the performance of duties, including any hour for which back pay is due, by the Employer or an Affiliated Company.
Hours of Service credit shall also be granted for payments to a Participant for reasons other than the performance of duties due to vacation, holiday, incapacity (including disability), jury duty, or Leave of Absence (other than any Leave of Absence for which Service credit is received in accordance with the above paragraph); provided, however, that no Hour of Service will be credited for payments received solely for the purpose of complying with applicable unemployment compensation or disability insurance laws or for payments received solely for reimbursing the Participant for medical or medically related expenses. It is further provided that no more than 501 Hours of Service credit need to be given under the provisions of this Section for each single continuous period for which a Participant is paid for reasons other than the performance of duties. The determination of such Hours of Service for the nonperformance of duties shall be in accordance with Section 2530.200b2(b) of the Regulations prescribed by the Secretary of Labor.
Service credit shall be granted at the rate of 190 Hours of Service for each month for which the Participant is credited with one Hour of Service as described above.
Each Hour of Service earned by a Participant shall be credited to him as of the time when he actually earned such Hour except as otherwise permissible or required under Section 2530.200b2(c) of the Regulations prescribed by the Secretary of Labor.
2.2-G    Vesting Service
Vesting Service is the period of employment used in determining eligibility for benefits. A Participant shall receive one year of Vesting Service for each calendar year during which he earns at least 1,000 Hours of Service.
A Richardson Participant who is laid off from any Affiliated Company due to lack of work on or after January 1, 1997 shall also receive Hours of Service credit for Vesting Service purposes during the 12 months after such layoff. Such Hours of Service credit will be at the rate at which the Participant was earning Hours of Service at the time of such layoff. However, no more than one year of Vesting Service credit will be granted for any calendar year and Vesting Service credit during any such layoff will stop as of a date prior to completion of said 12 months if the Participant receives payment of his Pension as of such date.
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The term Vesting Service shall include “vesting service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
2.3-G    Benefit Service
Benefit Service is the period of employment used in determining the amount of Pension benefits. A Participant shall receive one month of Benefit Service for each calendar month during which he earns at least one Hour of Service, but only counting such Service completed as an Employee of the Employer after attainment of age 21, but not counting months in excess of 420 months or prior to January 1, 1990. Twelve months of Benefit Service shall constitute one year of Benefit Service.
A Richardson Participant shall also receive Benefit Service for the first 12 months of layoff from any Affiliated Company on account of lack of work on or after January 1, 1997 (subject to the above total 420 month maximum). However, Benefit Service credit during any such layoff will stop as of any date prior to completion of said 12 months if the Participant receives payment of his Pension as of such date.
The term Benefit Service shall include “benefit service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
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ARTICLE III-G

ELIGIBILITY AND PARTICIPATION
3.1-G    Participation
This Exhibit G shall apply only to those individuals (a) who, on February 10, 2000, were employees of Raytheon E-Systems, Inc. and were participants in the Raytheon E-Systems, Inc. Richardson/Waco Retirement Plan, (b) who became Employees of the Employer on February 11, 2000, and (c) for whom assets and liabilities with respect to their accrued benefits under the Prior Plan were transferred to this Plan.

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        Pension Plan – Exhibit G
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ARTICLE IV-G

NORMAL, LATE, OPTIONAL EARLY,
EARLY AND DEFERRED VESTED PENSIONS
4.1-G    Normal Pension
(a)    A Participant shall be eligible for a Normal Pension if his employment is terminated from the Employer and all Affiliated Companies on or after his Normal Retirement Age and on or before his Normal Retirement Date. Payment of a Normal Pension, in the form of payment determined under Article VII-G, shall commence as of the Participant’s Normal Retirement Date.
(b)    The amount of a Participant’s Normal Pension shall be determined under one or both of the following benefit formulas, according to (1) and (2) below, and subject to (3), (4), (5) and (6) below.
(1)    Excess Formula (Stated as Single Life Annuity). The sum of (A) plus (B):
(A)    One percent of a Participant’s Average Monthly Compensation, multiplied by the number of his years of Benefit Service (but not to exceed 35 years of Benefit Service); plus
(B)    0.4 percent of the Participant’s Average Monthly Compensation in excess of 150% of his Social Security Covered Compensation (defined below), multiplied by the number of his years of Benefit Service (but not to exceed 35 years of Benefit Service).
Social Security Covered Compensation means onetwelfth of the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35-year period ending with the calendar year in which the Participant attains (or will attain) social security retirement age (as defined in Internal Revenue Code Section 415(b)(8)). In determining the Participant’s Social Security Covered Compensation for a Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made. A Participant’s Social Security Covered Compensation for a Plan year before the 35-year period described above is onetwelfth of the taxable wage base in effect as of the beginning of the Plan Year. A Participant’s Social Security Covered Compensation shall be automatically adjusted for each Plan Year.
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(2)    StepUp/$12 Formula (Stated as a Five Year Certain and Continuous Annuity). The sum of (A) plus (B), subject to (C):
(A)    1.2% of his Average Monthly Compensation multiplied by the number of his years of Benefit Service counted under this formula that are not in excess of ten; plus
(B)    1.6% of his Average Monthly Compensation multiplied by the number of his years of Benefit Service counted under this formula that are in excess of ten years.
(C)    But not less than $12.00 multiplied by the number of years of Benefit Service counted under this formula.
(3)    Waco Participants. Any Waco Participant will have his Pension determined under the Excess Formula.
(4)    Richardson Participants. Any Richardson Participant after December 31, 1996 will have his Pension determined under the StepUp/$12 formula based on his Benefit Service as a Richardson Participant earned on and after January 1, 1997, subject to (A) and (B), as follows:
(A)    If on December 31, 1996 the Participant had an accrued benefit under the Excess Formula in the ESI/CTAS Retirement Plan, the Participant will also have a Pension determined under the Excess Formula but not counting Benefit Service earned after December 31, 1996.
(B)    In no event will the total Pension for a Richardson Participant covered under the ESI/CTAS Retirement Plan be less than the Pension, if any, accrued by such Participant under the Excess Formula as of April 18, 1997 (the date of adoption of the StepUp/$12 formula under the ESI/CTAS Retirement Plan).
(5)    Transfers Between Waco and Richardson. If, due to an employment transfer, a Waco Participant becomes a Richardson Participant or a Richardson Participant becomes a Waco Participant, then only the Benefit Service as a Richardson Participant prior to January 1, 1997 or as a Waco Participant will be counted under the Excess Formula and only Benefit Service as a Richardson Participant after December 31, 1996 will be counted under the StepUp/$12 formula.
(6)    Early Pension Minimum. In no event will any Participant’s Pension be less than the greatest amount of immediately payable Early Pension the Participant could have received upon Retirement prior to Normal Retirement Date.
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4.2-G    Late Pension
A Participant who meets the requirements for a Normal Pension, except that he continues in employment with the Employer or an Affiliated Company beyond his Normal Retirement Date, shall be entitled to a Late Pension. Payment of a Late Pension, in the form of payment determined under Article VII-G, shall commence as of the first day of the month next following the Participant’s last day of employment.
A Participant’s Late Pension shall be a monthly amount computed in the same manner as a Normal Pension, as of the date of commencement.
4.3-G    Optional Early Pension
A Participant with a Pension accrued under the StepUp/$12 Formula in Section 4.1G(b)(2) shall be eligible to receive such Pension as an Optional Early Pension if prior to his Normal Retirement Date his employment is terminated from all Affiliated Companies provided that:
(a)    his employment terminated on or after the Participant’s 60th birthday, before attaining his 65th birthday and after his completion of ten years of Vesting Service, or
(b)    his employment terminated on account of layoff because of lack of work and he reaches age 60 within three years thereafter, at which time he will be eligible to elect an Optional Early Pension.
Payment of an Optional Early Pension, in the form of payment determined under Article VII-G, shall commence as of the first day of the month coinciding with or next following the date of Retirement if the Participant so elects; otherwise, commencement will be at the Participant’s Normal Retirement Date.
A Participant’s Optional Early Pension shall be equal to his Accrued Benefit under the StepUp/$12 Formula, which shall be computed in the same manner as a Normal Pension, considering his Benefit Service under the StepUp/$12 Formula, and Average Monthly Compensation at actual Retirement.
4.4-G    Early Pension
A Participant’s Pension under the StepUp/$12 Formula not available for payment as an Optional Early Pension and a Participant’s Pension under the Excess Formula shall be payable as an Early Pension if prior to Normal Retirement Date the Participant’s employment is terminated from all Affiliated Companies, provided that:
(a)    his employment terminated on or after the early retirement age (which is age 60 for Waco Participants at date of termination and age 55 for Richardson Participants at date of termination, except that, if due to an employment transfer, a Richardson Participant becomes a Waco Participant, the Participant shall retain his age 55
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early retirement age as to his Pension attributable to his Benefit Service prior to transfer), provided he has completed ten or more years of Vesting Service, or
(b)    as a Richardson Participant, his employment terminated on account of layoff because of lack of work and he reaches age 55 within three years thereafter, provided he has then received at least ten years of Vesting Service credit, at which time, when he has both attained at least age 55 and received at least ten years of Vesting Service, he will be eligible to elect an Early Pension.
Payment of an Early Pension, in the form of payment determined under Article VII-G, shall commence on his Normal Retirement Date, or, if the Participant requests, as of the first day of any subsequent month which precedes his Normal Retirement Date, to the extent available after the Participant’s early retirement age applicable to such Pension, as described above, but reduced as provided below.
A Participant’s Early Pension shall be equal to his Accrued Benefit, which shall be computed in the same manner as a Normal Pension, considering his Benefit Service, and Average Monthly Compensation at actual Retirement. However, the amount determined under the above provisions shall be reduced in accordance with the schedule set forth below, based on the age of the Participant at commencement.

Early Pension Percent Schedule
Age When Pension Commences	Percent of Unreduced Excess Formula Benefits*	Percent of Unreduced Step-Up/$12 Formula Benefits**
Age 62 or older	100%	100%
Age 61, 6 months	97%	100%
Age 61, 0 months	94%	100%
Age 60, 6 months	91%	100%
Age 60, 0 months	88%	100%
Age 59, 6 months	85%
Age 59, 0 months	82%	99%
Age 58, 6 months	79%
Age 58, 0 months	76%	96%
Age 57, 6 months	73%
Age 57, 0 months	70%	91%
Age 56, 6 months	67%
Age 56, 0 months	64%	84%
Age 55, 6 months	61%
Age 55, 0 months	58%	75%
*Prorated for intermediate ages computed to the nearest month.
**Determined for intermediate ages on the basis of the above, computed to the nearest month.
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Also, any Early Pension under the Step-Up/$12 Formula between age 59½ and age 60 for any Participant with a StepUp/$12 Formula benefit on January 31, 1998 shall not be less than the 100% Early Pension under the StepUp/$12 Formula applicable to the Participant on January 31, 1998.
4.5-G    Deferred Vested Pension
A Participant shall be eligible for a Deferred Vested Pension if prior to eligibility for an Early Pension his employment is terminated from all Affiliated Companies.
Payment of a Deferred Vested Pension, in the form of payment determined under Article VII-G, shall commence as of the terminated Participant’s Normal Retirement Date if he is then living to receive it. If the Participant so requests, his Deferred Vested Pension shall commence as of the first day of the month coinciding with or next following the early commencement age (which is age 60 for Waco Participants and age 55 for Richardson Participants, except that, if due to an employment transfer, a Richardson Participant becomes a Waco Participant, the Participant shall retain his age 55 early commencement age as to his Pension attributable to his Benefit Service prior to transfer), or as of the first day of any subsequent month which precedes his Normal Retirement Date. His Pension shall commence as of the first day of the month so requested, to the extent available after the Participant’s early commencement age applicable to such Pension, as described above, but the amount shall be reduced as provided below.
A Participant’s Deferred Vested Pension shall be computed in the same manner as an Early Pension, except that if payment commences prior to the Participant’s Normal Retirement Date, the reduction shall be made on an Actuarially Equivalent basis.
Notwithstanding the above:
(a)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Pension is not more than $1,000, the Participant shall receive payment of his Deferred Vested Termination Benefit as soon as administratively feasible following termination of employment in the form of a lump sum.
(b)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Pension is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his Deferred Vested Termination Benefit as soon as administratively feasible following termination of employment in the form of a lump sum.
(c)    If the lump sum Actuarial Equivalent of the Participant’s Deferred Vested Pension is more than $5,000 but not more than $20,000, the Participant may elect, with spousal consent if applicable, to receive payment of his or her Deferred Vested Termination Benefit as soon as administratively feasible following termination of employment in the form of either a lump sum or the normal form of payment described in Sections 7.1-G and 7.2-G.
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4.6-G    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit G after December 31, 2019.

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ARTICLE V-G

DISABILITY
.1-G    Termination Due to Disability
A Richardson Participant shall be eligible for a Disability Pension if his employment is terminated, while he is a Richardson Participant, by reason of Disability (as defined below) before his Normal Retirement Date, provided he has then completed ten or more years of Vesting Service and does not elect to receive an Optional Early, Early or Deferred Vested Pension. (There is no Disability provision applicable to Waco Participants.)
Payment of a Disability Pension, in the form of payment determined under Article VII-G, shall commence as of the Participant’s Normal Retirement Date if he is then living.
A Participant’s Disability Pension shall be computed in the same manner as a Normal Pension, considering his Average Monthly Compensation and Benefit Service as of the date of his termination on account of Disability, provided, however, that if the Participant incurred the Disability on or before December 31, 2013, the Participant’s Benefit Service shall be the Benefit Service he would have accumulated if his employment had continued uninterrupted until his Normal Retirement Date.
Disability means the Participant is “totally disabled” as defined in the L3 Long Term Disability Plan and as determined by the insurer for such plan.
Disability shall be considered to have ended if, prior to his Normal Retirement Date, the Participant ceases to be permanently and totally disabled as defined in the L3 Long Term Disability Plan and as determined by the insurer for such plan.
5.2-G    Recovery from Disability.
If the Participant’s Disability ceases prior to his Normal Retirement Date, and he is not reemploy by an Affiliated Company, and if he had met the requirements for an Early, Optional Early or Deferred Vested Pension on the date of his termination for Disability, he shall be entitled to receive, commencing on the first day of the month coinciding with or next following his Normal Retirement Date, a Pension equal in amount to the Early, Optional Early, or Deferred Vested Pension to which he would have been entitled, as of the date of his Disability, considering his Compensation and Benefit Service at his date of Disability. However, if the Participant requests the commencement of his Early, Optional Early or Deferred Vested Pension as of the first day of any subsequent month which is after age 55 and which precedes his Normal Retirement Date, his Pension shall commence as of the beginning of the month so requested, but the amount thereof shall be subject to reduction in accordance with Section 4.4-G or 4.5-G, as applicable, based on the number of years by which the starting date of the Pension payment precedes the Participant’s Normal Retirement Date.
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ARTICLE VI-G
DEATH BENEFITS
6.1-G    Death Benefits Before Pension Commencement (Spouse’s Pension)
A death benefit in the form of a monthly Pension shall be payable to the surviving spouse of a Participant (whether inservice or on authorized medical leave or terminated or on Disability) who has a vested Pension hereunder at the time of his death and dies before the date as of which his Pension is to commence, provided that the Participant has been married to such spouse at the time of his death for at least one year.
The spouse shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Retirement Date, except that, (a) if the spouse fails to make such an election, payments shall commence as of the Participant’s Normal Retirement Date and (b) if the Participant’s death is on or after his Normal Retirement Date, commencement to the spouse will be as of the first day of the next month following the Participant’s death.
The monthly amount and manner of payment of such spouse’s Pension shall be determined as though the Participant’s Pension on the date of his death (under the Deferred Vested, Early, Optional Early, Normal, or Late Pension provisions of this Plan, whichever is applicable) was paid as a 50% Qualified Joint and Survivor Annuity described in Section 7.2-G, commencing on the spouse’s payment commencement date and assuming the Participant’s death had occurred immediately. Any early commencement reductions made for periods not covered under the Deferred Vested Pension provisions of this Plan will be made on an Actuarially Equivalent basis. Benefit Service credit while on Disability will be counted as to a Participant whose death occurs while the Participant was on Disability and such Participant’s Average Monthly Compensation when his Disability began shall be taken into account.
6.2-G    Death After Commencement of Pension Payments (According to Form Payable
to Participant)
The death benefit, if any, payable after a Participant’s Pension has commenced shall be determined according to the form of benefit payable under Article VII-G hereof. If a Participant has reached the date as of which his form of benefit is to commence, but dies before actual receipt of the first payment, such form of benefit shall remain effective for purposes of determining any death benefit.

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ARTICLE VII-G

FORMS OF PAYMENT7.1-G    Normal Form of Pension
Unless the Qualified Joint and Survivor Pension in Section 7.2-G, or an alternate form in Section 7.3-G, is applicable, any Pension will be paid as follows:
(a)    For a Participant who has a Pension accrued only under the Excess Formula in Section 4.1-G, a Single Life Annuity Pension. Under this form of Pension, monthly payments are made to the Participant during the remaining life of the Participant.
(b)    For a Participant who has accrued any Pension under the Step-Up/$12 Formula in Section 4.1-G, a Five-Year Certain and Continuous Annuity. Under this form of Pension, monthly payments are made to the Participant during the remaining life of the Participant; however, if he dies after his Pension commenced but before receiving 60 guaranteed monthly payments, then monthly payments, in the same amount, will continue to his Beneficiary until the total number of payments made (including those to the Participant and those to the Beneficiary) equals such guaranteed number. Notwithstanding the above, in the event the abovereferenced guaranteed number of monthly payments should exceed the number of months of life expectancy of the Participant and his designated Beneficiary (as of the date of commencement), such guaranteed number shall be reduced to equal such life expectancy and the amount of Pension shall be increased on an Actuarially Equivalent basis.
(c)    For Participants with Pensions under both the Excess and Step-Up/$12 Formula. Under this form of Pension, the Excess Formula Pension will be converted to the FiveYear Certain and Continuous Annuity on an Actuarially Equivalent basis.
7.2-G    Qualified Joint and Survivor Annuity
Unless an election to the contrary is in effect, a Participant who is married on the date as of which his Pension payments commence shall be paid his Pension in the form of a 50% Qualified Joint and Survivor Annuity. Under this form, an adjusted amount shall be paid to the Participant for his lifetime; and the spouse (to whom the Participant was married on the date as of which his Pension commenced), if surviving at the Participant’s death, shall receive thereafter for life a monthly Pension of 50% of the adjusted monthly amount paid to the Participant. The adjusted amount payable to the Participant shall be determined so that the value of the Pension payments expected to be made to the Participant and his spouse is the Actuarial Equivalent of the Pension determined under Article V-G.
7.3-G    Other Forms of Payment
Any Participant who is eligible to receive a benefit hereunder may elect a benefit payable in an available optional form, in an Actuarially Equivalent amount, in lieu of the benefit to which he is otherwise entitled. The option available to a Participant whose total
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Pension accrued only under the Excess Formula in Section 4.1-G is limited to the Single Life Annuity Pension below for a Participant who is married. If such a Participant is not married, there is no option available. The options available to a Participant whose Pension accrued, at least in part, under the StepUp/$12 Formula in Section 4.1-G are all of the options described below, which are available for all of the Participant’s Pension, including any part that may have accrued under the Excess Formula in Section 4.1-G.
(a)    100% Qualified Joint and Survivor Annuity: Under this form, payments are made in the same manner as described in Section 7.2-G hereof, but with the percentage continued to the spouse being 100%.
(b)    75% Qualified Joint and Survivor Annuity: Under this form, payments are made in the same manner as described in Section 7.2-G hereof, but with the percentage continued to the spouse being 75%.
(c)    Single Life Annuity: Under this form, the payee will receive a Pension payable only for his further lifetime.
(d)    10-Year Certain and Continuous Annuity: Under this form, payments are made in the same manner as the certain and life form described in Section 7.1-G hereof but with the number of guaranteed monthly payments being 120 (but in no event to exceed the months of life expectancy of the payee and his designated beneficiary at date of commencement).
(e)    Lump Sum: If the lump sum Actuarial Equivalent vested benefit is greater than $5,000 but not greater than $20,000, a lump sum payment.
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L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit H – Former Participants In The
Raytheon TI Systems Employees Pension Plan

9043812.3

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        Pension Plan – Exhibit H
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        Pension Plan – Exhibit H
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ARTICLE I-H

DEFINITIONS
Whenever used in this Exhibit H, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-H     Accrued Benefit
“Accrued Benefit” means the Pension determined under the Plan expressed in the form of a monthly benefit commencing at the Participant’s Normal Payment Start Date (or Earliest Payment Start Date in the case of a Late Pension). In no event shall a Participant’s Accrued Benefit be less than his accrued benefit as of February 10, 2000 under the Prior Plan.
1.2-H     Actuarial (or Actuarially) Equivalent
“Actuarial (or Actuarially) Equivalent” means equality in value of the aggregate amounts expected to be received under different manners of payment based on interest rate and mortality assumptions, as such assumptions are defined below.
(a)    Except as provided in subsection (b),
(1)    An interest rate assumption equal to the interest rate which would be used during the first month of the Plan Year in which the present value or actuarial equivalent is determined, by the Pension Benefit Guaranty Corporation for purposes of determining the single sum value of a lumpsum distribution on Plan termination.
(2)    A mortality assumption taken from the UP1984 Mortality Table without set-back for calculations based upon the mortality of the Participant and with a three-year set-back for any Beneficiaries or other contingent payees.
(b)    For purposes of determining the amount of a lump sum form of payment under Section 6.3-H(d), the interest rate and mortality assumption used for purposes of computing single sum payments shall be determined in accordance with Section 1.3
1.3-H     Annuity Starting Date
“Annuity Starting Date” means the first day of the first period for which Pension payments to a Participant commence in accordance with the Plan (rather than the actual date of payment); provided that for a lump sum distribution, the Annuity Starting Date shall be the date as of which distribution is to be made.
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1.4-H     Average Credited Earnings
“Average Credited Earnings” means the quotient obtained by dividing the Participant’s total Compensation during the Participant’s Benefit Service, plus all Compensation during the pay period in which the Participant commenced participation in the Plan, by the Participant’s Benefit Service excluding from the divisor any period of Leave of Absence for military leave, temporary government service, or other public service; provided, however, that for a Participant with five or more consecutive calendar years of Benefit Service as of the most recent December 31 coincident with or next preceding termination of employment, Compensation for all Benefit Service to such December 31 shall be deemed to be the product obtained by multiplying the Participant’s Benefit Service through such December 31 by the quotient obtained by dividing the Participant’s Compensation for the highest five consecutive calendar years of Benefit Service prior to and including such December 31 by five.
Notwithstanding the foregoing, in determining the Average Credited Earnings for Participants whose pay is not determined on the basis of certain amounts for each hour worked and who have entered into an agreement with the Employer to work a schedule that is more than 20 but less than 40 hours per week, the Participant’s Compensation shall be based on the full time rate of pay for that Participant. Full-time rate shall be determined in accordance with ERISA Regulation Section 2530.200(b)-3(f).
1.5-H     Compensation
“Compensation” means the total earnings paid by the Employer to an Employee during the year including but not limited to: base pay, overtime, and performance based bonuses, but excluding: severance pay, travel expenses, resettlement allowances, payment or reimbursements for expenses incurred by the Employee, cost-of-living differentials paid in addition to base salary to compensate for differences in living costs, income realized by an Employee from the exercise of an employee stock option or from the disposition of stock acquired upon exercise of an option, payments in cash or stock pursuant to awards of performance units made under an incentive compensation plan and any income realized upon disposition of stock received pursuant to awards of performance units under the Employer’s incentive compensation plan, if any, completion bonuses or similar payments made pursuant to an agreement which provides for such bonuses or payments upon continued employment with an Employer or Affiliated Company and which includes an agreement by the Employee not to engage in a business which competes with an Employer or Affiliated Company,
1.6-H     Earliest Payment Start Date
“Earliest Payment Start Date” means the earliest date as of which a Participant’s or Beneficiary’s Pension payment may commence or the benefit is distributed as set forth below.
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(a)    If a Participant terminates employment or dies on the first day of a month, then the Earliest Payment Start Date shall be the first day of the month next following his termination of employment; and
(b)    if a Participant terminates employment or dies other than on the first day of a month, then his Earliest Payment Start Date shall be the first day of the second month following his termination of employment.
1.7-H     Final Average Earnings
“Final Average Earnings” means the lesser of (a) or (b) below:
(a)    the average of the Participant’s annual Compensation, up to each year’s Social Security Wage Base, for the most recent period of three consecutive completed calendar years of participation during which Compensation was received, ending with the year preceding the year in which the Participant terminates employment; provided that if the Participant does not have three consecutive calendar years of participation with the Employer, the Participant’s full period of participation during which Compensation was received shall be used for this purpose. For purposes of this subsection (a) any full calendar years of Leave of Absence shall be excluded and a Participant’s Compensation shall be annualized during any partial years of Service. In the event that a former Participant is rehired into Covered Employment, Final Average Earnings for periods after the date of such rehire shall be determined without regard to Final Average Earnings during periods of employment with the Employer prior to the Participant’s date of rehire; or
(b)    the average of the Social Security Wage Bases for the 35 years ending with the year the Participant reaches Social Security Retirement Age; provided that for a Participant who terminates employment prior to his Social Security Retirement Age, the amount determined under this subsection (b) shall be determined by assuming that the Social Security Wage Base that was in effect as of the date of the Participant’s termination of employment remained in effect until the Participant reached Social Security Retirement Age.
For purposes of subsections (a) and (b), any calendar year in which no compensation was paid to a Participant shall be disregarded.
1.8-H     Former TI Employee
“Former TI Employee” means an Employee who is a Transferred Individual, as defined in the asset purchase agreement dated January 4, 1997, between Texas Instruments Incorporated (TI) and Raytheon Company for the sale of assets of TI’s Defense Business.
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1.9-H     Leave of Absence
“Leave of Absence” means any period during which a Participant is absent from employment because of temporary disability, Temporary Layoff, any period of service in the Armed Forces of the United States, or if a Participant is a national of a country other than the United States, in the Armed Forces of the country of which the Participant is a national, or any other absence so designated by the Employer.
1.10-H     Normal Payment Start Date
“Normal Payment Start Date” means the first day of the month following the Participant’s Normal Retirement Date.
1.11-H     Normal Retirement Age
“Normal Retirement Age” means the Participant’s 65th birthday.
1.12-H     Normal Retirement Date
“Normal Retirement Date” means the first day of the month coinciding with or next following a Participant’s Normal Retirement Age.
1.13-H     Pension
“Pension” means a series of monthly amounts which are payable to a person who is entitled to receive benefits under this Exhibit H.
1.14-H     Prior Plan
“Prior Plan” means the Raytheon TI Systems Employee Pension Plan as in effect on February 10, 2000.
1.15-H     Retirement Age Factor
“Retirement Age Factor” means the applicable factor to be used in Section 4.1H(b)(1)(B)(i) in determining the Participant’s benefit based on the Participant’s year of birth. Such Retirement Age Factor shall be .0065 for Participants born on or after January 1, 1955; .0070 for Participants born after December 31, 1937 and before January 1, 1955, and .0075 for Participants born on or before December 31, 1937. Such factors shall be reduced in accordance with the table set forth in Appendix B for the number of months that the Participant’s Annuity Starting Date precedes his Normal Payment Start Date.
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1.16-H     Service
“Service” means a person’s period or periods of employment as an Employee used in determining eligibility for and the amount of benefits as described in Article II-H hereof.
1.17-H     Service Computation Year
“Service Computation Year” means the 12-month period used in determining Service credit in accordance with Article II-H hereof beginning with the Employee’s first Hour of Service and each 12-month period beginning with the anniversary of the Employee’s first Hour of Service.
1.18-H     Social Security Retirement Age
“Social Security Retirement Age” means the age used as the retirement age under Section 216(l) of the Social Security Act, except that such section shall be applied (a) without regard to the age increase factor, and (b) as if the early retirement age under Section 216(l)(2) of such Act were 62.
1.19-H     Social Security Wage Base
“Social Security Wage Base” means the earnings subject to taxation for Social Security purposes each year up to the maximum amount of earnings that could be subject to OASDI taxation.
1.20-H     Temporary Layoff
“Temporary Layoff” means an absence from employment under circumstances of reduced employment requirements in which the Employer, through its normal documentation, expresses its intent to recall the Participant within six months not including (unless otherwise determined by the Employer) any period of such absence in excess of six months.

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ARTICLE II-H
SERVICE CREDIT

2.1-H     Vesting Service
Vesting Service is the period of employment used in determining eligibility for benefits. A year of Vesting Service is 12 months of service. For this purpose, “service” means that period of time beginning on the date a Participant is first credited with an Hour of Service with the Employer and ending on the Participant’s severance from service date; provided that a Participant shall not be entitled to Vesting Service credit for any periods of employment prior to his attainment of age 18. A Participant’s “severance from service date” means the first date the Participant is not employed by the Employer and is the date of the Participant retires, quits, is discharged or dies, or if earlier, the 12month anniversary of the date on which the Participant is otherwise first absent from service. The term Vesting Service shall include “vesting service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.
2.2-H     Benefit Service
Benefit Service is the period of employment used in determining the amount of Pension benefits. A Participant’s total Benefit Service credit shall be:
(a)    The number of years and completed days (each completed day to be deemed to be one three hundred and sixty fifth of a year) of employment (including any period of a Leave of Absence) with the Employer thereafter in Covered Employment, beginning with the date the Employee becomes a Participant;
(b)    The first 12 months of any approved absence, including absence by reason of vacation, holiday, sickness, disability, layoff, (plus any additional credit which may be called for under federal law for military duty) if at the beginning of such absence, the Employee was in Covered Employment;
(c)    The first 12 months of any absence (not already counted under (b) above) by reason of pregnancy of the Participant, birth of the Participant’s child, placement of a child with the Participant in connection with the adoption of such child by such Participant, and absence for purposes of caring for such a child for a period beginning immediately following such birth or placement, if at the beginning of such absence, the Participant was in Covered Employment.
Anything to the contrary in this Section notwithstanding, for Participants who have entered into an agreement with their Employer to work a schedule that is more than 20 but less than 40 hours per week, Benefit Service shall equal the fraction obtained when the Participant’s Hours of Service during the Plan Year is divided by 2080.
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A period of employment begins with the performance of the first hour of duty by an Employee during such employment for which the Employee receives, or is entitled to receive, payment from the Employer and ends with the performance of the last such hour of duty during such employment. A year of Benefit Service credit shall be given for each 365-day period, beginning with the first day that the Employee becomes a Participant, which elapses while the Participant is entitled to Benefit Service credit under the above provisions of this Section. Appropriate partial year credit will be given for any such period which is less than 365 days in length.
The term Benefit Service shall include “benefit service,” as defined in the Prior Plan, credited to the Participant as of February 10, 2000, under the Prior Plan.

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        Pension Plan – Exhibit H
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ARTICLE III-H
PARTICIPATION REQUIREMENTS
3.1-H     Participation
This Exhibit H shall apply only to those individuals (a) were employees of Raytheon E-Systems, Inc. on February 10, 2000, (b) were participants in the Raytheon TI Systems Employees Pension Plan on February 10, 2000, (c) became Employees of the Employer on February 11, 2000, and liabilities with respect to their accrued benefits under the Prior Plan were transferred to this Plan.

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ARTICLE IV-H
NORMAL, LATE, EARLY AND
DEFERRED VESTED PENSIONS
4.1-H     Normal Pension
(a)    A Participant who terminates employment with the Employer and all Affiliated Companies on or after his Normal Retirement Age and on or before his Normal Retirement Date, payment of his Accrued Pension shall be as a Normal Pension, commencing as of his Normal Payment Start Date unless the Participant is to receive a Late Pension.
(b)    A Participant who meets the requirements for a Normal Pension shall receive an annual amount, payable in monthly installments, equal to the greatest of (1), (2) or (3) as follows:
(1)    (A) minus (B) below:
(A)    1.5% of a Participant’s Average Credited Earnings multiplied by the Participant’s number of years (and completed days as a fraction of a year) of Benefit Service; minus
(B)    an amount equal to (i) multiplied by (ii), with the result multiplied by (iii), as set forth below:
(i)    the Participant’s Retirement Age Factor multiplied by the Participants Final Average Earnings.
(ii)    the lesser of (I) or (II):
(I)     35 years; or
(II)     a. or b. as applicable
a.     as to a Participant who terminates employment prior to or coincident with his Normal Retirement Date, the number of years (and fractions thereof) of a Participant’s Benefit Service the Participant would have accumulated at his Normal Retirement Date if his Covered Employment with the Employer had continued uninterrupted until that date; or
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b.     as to a Participant who continues in employment beyond his Normal Retirement Date, the number of years (and fractions thereof) of Benefit Service accumulated at his actual retirement date.
(iii)    The lesser of (I) or (II):
(I)     one; or
(II)     a fraction, the numerator of which is the Participant’s numbers of years (and fractions thereof) of Benefit Service and the denominator of which is the number of years (and fractions thereof) of Benefit Service he would have accumulated if his Covered Employment with the Employer had continued uninterrupted until his Normal Retirement Date.
(2)    $84.00 multiplied by the Participant’s years of Benefit Service credit;
(3)    as to any Participant who was a Former TI Employee, an amount equal to (A) plus (B):
(A)    his benefit accrued under the TI Pension Plan as of December 31, 1988; plus
(B)    (i) minus (ii):
(i)    an amount determined under Section 4.1-H(b)(1)(A) considering only his years of Benefit Service earned on or after January 1, 1989 under the TI Pension Plan and this Plan; minus
(ii)    an amount determined in accordance with Section 4.1-H(b)(1)(B), but reducing the 35 years (but not below zero) in Section 4.1-H(b)(1)(B)(ii)(I) by the number of years (and fractions thereof) of Benefit Service completed prior to January 1, 1989 and by considering in Section 4.1-H(b)(1)(B)(ii)(II) or 4.1-H(b)(1)(B)(iii)(II) such Benefit Service on or after January 1, 1989.
For a Participant who was a Former TI Employee and whose compensation (as defined in the TI Pension Plan) was in excess of $150,000 for any year prior to January 1, 1994, in no event shall the total accrued benefit payable for the total
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period of Benefit Service credit for such Former TI Employee be less than the accrued benefit earned under the TI Pension Plan on December 31, 1993 by such Participant plus the total accrued benefit earned under the TI Pension Plan and this Plan based on Benefit Service earned after December 31, 1993 under this Plan and the TI Pension Plan and reducing the 35 years (but not below zero) in subsection 4.1-H(b)(1)(B)(ii)(I) (by the final fractions thereof) of years of Benefit Service completed under the TI Pension Plan prior to January 1, 1994, and by considering in Section 4.1-H(b)(1)(B)(ii)(II) or 4.1-H(b)(1)(B)(iii)(II) such Benefit Service, on or after January 1, 1994.
(c)    Notwithstanding the foregoing, in accordance with Section 411 of the Code, the Accrued Pension of a Participant payable at his Normal Payment Start Date (or later) shall not be less than the retirement benefit that would have been payable if that Participant had elected to retire at any earlier date.
4.2-H     Late Pension
A Participant who meets the requirements for a Normal Pension, except that he continues in employment with the Employer or any Affiliated Company beyond his Normal Retirement Date, shall be eligible for a Late Pension upon his actual Retirement. Payment of such a Late Pension shall commence as of the Participant’s Earliest Payment Start Date.
A Participant who meets the requirements for a Late Pension shall receive an annual amount, payable in monthly installments, which shall be computed as for a Normal Pension in accordance with the provisions of Section 4.1-H hereof, considering his Average Compensation and Benefit Service up to the date of his actual Retirement.
4.3-H     Early Pension
A Participant shall be eligible for an Early Pension if his employment with the Employer and all Affiliated Companies is terminated on or after his 60th birthday and before his Normal Retirement Age, provided he has completed five or more years of Vesting Service, or on or after his 55th birthday and before his Normal Retirement Age, provided he has completed 20 or more years of Vesting Service credit and also provided he is not eligible to receive a Disability Pension hereunder.
Payment of an Early Pension shall commence as of the Participant’s Normal Payment Start Date if he is then living; however, if the Participant requests the beginning of commencement of his Early Pension as of the Participant’s Earliest Payment Start Date, or the beginning of any month following his Earliest Payment Start Date, prior to his Normal Payment Start Date, his Pension shall commence as of the beginning of such month, but reduced as provided below.
A Participant who meets the requirements for an Early Pension shall receive an annual amount payable in monthly installments, determined in accordance with Section 4.1-H.
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        Pension Plan – Exhibit H
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If payment of an Early Pension commences prior to the Participant’s Normal Payment Start Date, the Participant’s Retirement Age Factor at commencement of Pension payments shall be substituted for the Participant’s Retirement Age Factor at Normal Retirement Date in Section 4.1-H(b)(1)(B)(i) or 4.1-H(b)(3)(B)(ii), as applicable. The amount determined under Section 4.1-H(b)(1)(A), (b)(2), or (b)(3)(A) and the amount, if any, indicated in Appendix A shall be reduced by onethird of one percent (.3333%) for each of the first 60 months and seven twentyfourths of one percent (.2917%) for each of the next 60 months by which the starting date of Pension payments precedes the Participant’s Normal Payment Start Date.
4.4-H     Deferred Vested Pension
A Participant shall be eligible for a Deferred Vested Pension if his employment with the Employer and all Affiliated Companies is terminated for reasons other than death or Normal, Late, Early or Disability Retirement.
Payment of a Deferred Vested Pension shall commence as of the Participant’s Normal Payment Start Date if he is then living. If a Participant requests the commencement of his Deferred Vested Pension as of his Earliest Payment Start Date, or the beginning of any month following his Earliest Payment Start Date, his Pension shall commence as of the first day of the month so requested, but the amount thereof shall be reduced as provided below. Such a request must be received by the Administrator at least 60 days before the first Pension payment is due.
A Participant who meets the requirements for a Deferred Vested Pension shall receive an annual amount, payable in monthly installments of the Participant’s Accrued Pension, which Accrued Pension shall be computed in the same manner as an Early Pension. If payment of a Deferred Vested Pension commences prior to the Participant’s Normal Payment Start Date, the amount determined above shall be reduced on an Actuarially Equivalent basis.
4.5-H     Benefits Not Decreased Due to PostTermination Social Security Increase
Any benefit which an Participant is eligible to receive (including Disability benefits) shall not be decreased by reason of any increase in a benefit level or wage base under Title II of the Social Security Act if such increase takes place after the date of a Participant’s termination of employment hereunder.
In the event a Participant terminates his employment hereunder and subsequently resumes participation in this Plan, the Accrued Benefit to which he would have been entitled had he not returned to employment shall not be decreased below its amount at the time of such termination.
        L3Harris Link Simulation and Training
        Pension Plan – Exhibit H
9043812.3

4.6-H     Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit H after December 31, 2019.

        L3Harris Link Simulation and Training
        Pension Plan – Exhibit H
9043812.3

ARTICLE V-H
DISABILITY
5.1-H     Eligibility for Disability Pension
A Participant shall be eligible for a Disability Pension if he terminated employment with the Employer and all Affiliated Companies, by reason of Disability (as defined below) before his Normal Retirement Date, provided he has then completed five or more years of Vesting Service.
Payment of a Disability Pension shall commence on the Participant’s Normal Payment Start Date if he is then living, or if earlier, at the election of the Participant on or after the date the Participant meets the requirements for an Early Pension (taking into account the special crediting provisions in Section 5.2-H).
A Participant shall be deemed to be disabled and eligible for a Disability Pension if the Participant is determined to be disabled as defined under, and determined by the insurer for, the L3 Long-Term Disability Plan.
5.2-H     Disability Pension
A Participant who meets the requirements for a Disability Pension shall receive an annual amount payable in monthly installments, which shall be computed in the same manner as a Normal Pension or Early Pension, as applicable; provided that:
(a)    such a Participant shall be deemed to have accrued the Benefit Service he would have accumulated if his employment with the Employer had continued uninterrupted until his Normal Retirement Date, or if earlier, the date he elects to commence an Early Pension in accordance with Section 4.3-H;
(b)    for purposes of determining his Average Credited Earnings, he shall be deemed to have earned Compensation during the period from the date of his termination of employment due to Disability to his Normal Retirement Date, or, if earlier, the date he elects to commence an Early Pension in accordance with Section 4.3-H at a rate equal to the rate he was earning as of the date of his termination of employment due to Disability; and
(c)    such Participant’s Final Average Earnings shall be determined as of the date of his termination of employment with all Affiliated Employers due to Disability.
5.3-H     Recovery From Disability
If any Disabled retired Participant recovers from his Disability prior to his Normal Retirement Date, the following rules shall be followed in determining eligibility for and the amount of any Pension benefits hereunder after such recovery.
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        Pension Plan – Exhibit H
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(a)    Vesting Service; Regardless of whether the Participant reenters Covered Employment, Vesting Service credit shall be given for the period of Disability only to the extent required under Article II-H hereof.
(b)    Benefit Service. Regardless of whether the Participant reenters Covered Employment, Benefit Service credit shall be given for the period of Disability.
(c)    Compensation. Regardless of whether the Participant reenters Covered Employment, Compensation will be deemed to have continued during the period of disability.
5.4-H     Additional Rules
The provisions of this Article V-H shall be applicable only to Participants who incur a Disability on or before December 31, 2013.
        L3Harris Link Simulation and Training
        Pension Plan – Exhibit H
9043812.3

ARTICLE VI-H
FORMS OF PAYMENT
6.1-H     Normal Form of Pension Single Life Annuity
Unless the Qualified Joint and Survivor Annuity Pension in Section 6.2-H or an alternate form in Section 6.3-H is applicable, any Pension will be paid as a Single Life Annuity Pension. Under this form of Pension, monthly payments are made to the Participant during the remaining life of the Participant.
6.2-H     Qualified Joint and Survivor Annuity Pension
Unless an election to the contrary is in effect, a Participant who is married on his Annuity Starting Date shall be paid his Pension in the form of a 50% Qualified Joint and Survivor Annuity Pension. Under this form, an adjusted amount shall be paid to the Participant for his lifetime; and the spouse (to whom the Participant was married on his Annuity Starting Date), if surviving at the Participant’s death, shall receive thereafter for life a monthly Pension of 50% of the adjusted monthly amount paid to the Participant. The adjusted amount payable to the Participant shall be determined so that the value of the Pension payments expected to be made to the Participant and his spouse is the Actuarial Equivalent of the Single Life Annuity Pension. The last payment shall be made for the month in which occurs the death of the last surviving of the Participant and his spouse. After the death of the Participant who has elected to receive a benefit under this Section, such Participant’s spouse may elect to receive the Actuarially Equivalent lump sum value of the benefit payable to such spouse.
6.3-H     Other Forms of Payment
Any Participant who is a benefit recipient hereunder may elect, during the 90 days prior to his Normal Payment Start Date, or Earliest Payment Start Date, as applicable, a benefit payable in accordance with one or more of the options set forth below, in an Actuarially Equivalent amount, in lieu of the benefit to which he is otherwise entitled; provided, however, that a Participant who is entitled to a benefit under Section 4.4-H may only elect payment of his benefit in accordance with Sections 6.1-H, 6.2-H or 6.3H(d) prior to his Normal Payment Start Date.
(a)    100% Qualified Joint and Survivor Annuity. Under this form, payments are made in the same manner as described in Section 6.2-H hereof, but with the percentage continued to the spouse being 100%.
(b)    75% Qualified Joint and Survivor Annuity. Under this form, payments are made in the same manner as described in Section 6.2-H hereof, but with the percentage continued to the spouse being 75%.
(c)    10-Year Certain and Continuous Annuity. Under this form, the Participant will receive a Pension payable for his further lifetime; however, if he dies after his Pension commenced but before receiving a guaranteed number of monthly
        L3Harris Link Simulation and Training
        Pension Plan – Exhibit H
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payments (which shall be 120 but not to exceed the months of life expectancy of the payee and his Beneficiary at the date of commencement), then monthly payments, in the same amount, will continue to his Beneficiary, or Beneficiaries, until the total number of payments made (including those to the payee and those to the Beneficiary, or Beneficiaries) equals such guaranteed number; provided that such beneficiary shall be eligible to elect to receive the remainder of such monthly payments in an Actuarially Equivalent lump sum. If the Beneficiary or Beneficiaries, should die before such total guaranteed number of payments have been made, the remaining payments will be made to the estate of such Beneficiary, or Beneficiaries (or, if designated by the payee, to a secondary Beneficiary or Beneficiaries), either in an Actuarially Equivalent single sum, payable immediately, or as a continuation of the monthly payments, as selected by the Beneficiary or Beneficiaries.
(d)    Single Life Annuity. Under this form, the Participant will receive a Pension payable only for his further lifetime.
(e)    Lump Sum Payment. Under this form, the Participant will receive a single sum payment in cash.
A terminated Participant with a Deferred Vested Pension may elect immediate payment of the Actuarially Equivalent present value of the Single Life Annuity he could receive at his Normal Payment Start Date, in a lump sum. In order to receive any such immediate lump sum payment, the terminated Participant must first decline (with his spouse’s consent, if he has a spouse) to receive immediate commencement of his monthly Pension, which immediate commencement will be available to him at the time of his termination of employment. Such immediate Pension will be in the normal form under Section 6.1H hereof if such Participant does not have a spouse and in the Qualified Joint and Survivor Annuity Pension form (as described in Section 6.2-H hereof) if he does have a spouse.
6.4-H     Proration of Final Payment
If a Pension is payable to a Participant, his spouse, contingent pensioner or other designated beneficiary in the form of a monthly income for life, with no payments to be made after his death, the Pension payment for the month in which his death occurs shall be an amount which bears the same ratio to the full monthly Pension as the number of days of the month up to and including the date of the payee’s death bears to the total number of days in the month in which the death occurs.

        L3Harris Link Simulation and Training
        Pension Plan – Exhibit H
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ARTICLE VII-H

DEATH BENEFITS
7.1-H     Pre-Retirement Survivor Benefit
A Pre-Retirement Survivor or Beneficiary shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Payment Start Date, except that (a) if the spouse or Beneficiary fails to make such an election, payments shall commence as of the Participant’s Normal Payment Start Date and (b) if the Participant’s death is on or after his Normal Payment Start Date, commencement to the spouse or Beneficiary will be as of the first day of the Participant’s Earliest Payment Start Date.
The monthly amount and manner of payment of such Pension shall be determined as though the Participant had terminated employment on the date of his death under the Deferred Vested, Early, Optional Early, Normal, or Late Pension provisions of this Plan, whichever is applicable, and was to receive the 50% Qualified Joint and Survivor Annuity Pension described in Section 6.2-H with payments commencing to the Participant on the day prior to the spouse’s payment commencement date with the Participant’s death occurring the day of commencement.
In the event that the Participant designates a Beneficiary or Beneficiaries other than the spouse to receive the benefit payable under this Section 7.1-H, the Beneficiary shall be deemed to be joint annuitant for purposes of calculating the amount of the benefit payable as an annuity and shall be deemed to be the same age as the Participant for purposes of determining the benefit if the benefit is payable as a lump sum. In the event that the Participant has designated more than one Beneficiary, the lump sum value of the above benefit shall be equally divided among the Beneficiaries or divided in the percentage selected by the deceased Participant if such election has been made. If the benefit is to be paid in the form of an annuity, the annuity shall be Actuarially Equivalent to the above lump sum value based upon the actual age of the Beneficiary.
Notwithstanding the foregoing, the spouse or Beneficiary entitled to a benefit under this Section 7.1-H may elect to receive such payment in the form of an Actuarially Equivalent lump sum payment. In the event that the Participant dies and is not survived by a spouse or a designated Beneficiary, the Actuarially Equivalent lump sum amount of the benefit determined under this Section 7.1-H (determined as though the Participant was survived by a joint annuitant of the same age as the Participant) shall be payable to the Participant’s estate.
Notwithstanding anything in the Plan to the contrary, in lieu of any other benefit payable under the Plan, if a Participant dies after completing an election for a lump sum distribution, but prior to his Annuity Starting Date, the spouse of such Participant (if such Participant was married on the date of his death) shall receive a single life annuity
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        Pension Plan – Exhibit H
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equal to the Actuarial Equivalent of the lump sum distribution payable to the Participant, provided however that the spouse may elect to receive such death benefit in the form of a lump sum. If such a Participant is not married, or if the Participant dies after his Annuity Starting Date but before the lump sum distribution has been made, then in lieu of any other benefit payable under the Plan, the lump sum distribution shall be paid to the Participant’s estate.
7.2-H     Death Benefit After Normal, Late or Early Retirement
(a)    Before Annuity Starting Date. If a Participant retires under the Normal, Late or Early Pension provisions of this Plan and dies before his Annuity Starting Date, then, subject to the last paragraph of Section 7.1-H, a pre-commencement survivor benefit shall be payable to the spouse or Beneficiary of the Participant if surviving at the Participant’s death.
The spouse or Beneficiary shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Payment Start Date, except that, (1) if the spouse fails to make such an election, payments shall commence as of the Participant’s Normal Payment Start Date and (2) if the Participant’s death is on or after his Normal Payment Start Date, commencement to the spouse or designated Beneficiary shall be as of the Participant’s Earliest Payment Start Date.
The monthly amount and manner of payment of such Pension shall be determined as though such retired Participant’s Pension commenced on the day prior to the spouse’s payment commencement date in the form of the 50% Qualified Joint and Survivor Annuity Pension described in Section 6.2-H hereof.
In the event that the Participant designates a Beneficiary other than the spouse to receive the benefit payable under this Section 7.2-H, the Beneficiary shall be deemed to be joint annuitant for purposes of calculating the amount of the benefit payable if the benefit is payable as an annuity and shall be deemed to be the same age as the Participant for purposes of determining the benefit if the benefit is payable as a lump sum. In the event that the Participant has designated more than one Beneficiary, the lump sum value of the above benefit shall be equally divided among the Beneficiaries or divided in the percentage selected by the deceased Participant if such election has been made. If the benefit is to be paid in the form of an annuity, the annuity shall be Actuarially Equivalent to the above lump sum value based upon the actual age of the Beneficiary.
Notwithstanding the foregoing, the spouse or Beneficiary entitled to a benefit under this Section 7.2-H may elect to receive such payment in the form of an Actuarially Equivalent lump sum payment. In the event that the Participant dies and is not survived by a spouse or Beneficiary, the Actuarially Equivalent lump
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        Pension Plan – Exhibit H
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sum amount of the benefit determined under this Section 7.2-H (determined as though the Participant was survived by a joint annuitant of the same age as the Participant) shall be payable in accordance with Section 7.4-H.
(b)    After Annuity Starting Date (According to Form Payable to Participant). Subject to the last paragraph of Section 7.1-H, the death benefit, if any, payable after a Participant’s Annuity Starting Date shall be determined according to the form of payment payable to the retired Participant under Article VI-H hereof.
7.3-H     Death Benefit After Disability Retirement
(a)    Before Annuity Starting Date. If a Participant retires under the Disability Pension provisions of this Plan and dies before his Normal Payment Start Date, subject to the last paragraph of Section 7.1-H, a pre-commencement survivor benefit shall be payable to the spouse or Beneficiary of the Participant if surviving at the Participant’s death.
The spouse or Beneficiary shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Payment Start Date, except that (1) if the spouse or Beneficiary fails to make such an election, payments shall commence as of the Participant’s Normal Payment Start Date and (2) if the Participant’s death is on or after his Normal Payment Start Date, commencement to the spouse or Beneficiary shall be as of the first day of the next month following the Participant’s death.
The monthly amount and manner of payment of such Pension shall be the same as would have been applicable had the Participant terminated employment at the time of his death under the Deferred Vested provisions of this Plan and had not elected a form of payment.
(b)    After Annuity Starting Date. Subject to the last paragraph of Section 7.1-H, the death benefit, if any, payable on or after the Participant entitled to a Disability Pension hereunder has reached his Annuity Starting Date shall be determined according to the form of benefit elected by the Disabled Participant under Article VII-H hereof.
(c)    Additional Rules. The provisions of this Section 7.3-H shall be applicable only with respect to Participants who incur a Disability on or before December 31, 2013.
7.4-H     Death Benefit After Deferred Vested Termination
(a)    Before Annuity Starting Date. If a Participant’s employment terminates under the Deferred Vested Pension provisions of this Plan, and he dies while he is entitled to such Pension, but before his Annuity Starting Date, subject to the last paragraph of Section 7.1-H a pre-commencement survivor benefit shall be
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        Pension Plan – Exhibit H
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payable to the spouse or Beneficiary of the Participant if surviving at the Participant’s death.
The spouse or Beneficiary shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Payment Start Date, except that (1) if the spouse or designated Beneficiary fails to make such an election, payments shall commence as of the Participant’s Normal Retirement Date and (2) if the Participant’s death is on or after his Normal Payment Start Date, commencement to the spouse or Beneficiary shall be as of the first day of the next month following the Participant’s death.
The monthly amount and manner of payment of such Pension shall be determined as though the Participant had at his death, commenced to receive his Pension in the form of the 50% Qualified Joint and Survivor Annuity Pension described in Section 6.2-H hereof with his death occurring on the day after commencement.
(b)    After Annuity Starting Date. Subject to the last paragraph of Section 7.1-H of the death benefit, if any, payable on or after the Participant’s Annuity Starting Date for his Deferred Vested Pension shall be determined according to the form of benefit the terminated Participant elected under Article VI-H hereof.
        L3Harris Link Simulation and Training
        Pension Plan – Exhibit H
9043812.3

L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit I – Former Participants In The
Hughes Personal Retirement Account Plan

9043774.3

        L3Harris Link Simulation and Training
        Pension Plan – Exhibit I9043774.3

    2            L-3 Link Simulation and Training
9043774.3

ARTICLE 1-I

DEFINITIONS
Whenever used in the Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided herein or unless a different meaning is plainly required by the context. Whenever used, the masculine shall be deemed to include the feminine and the singular shall be deemed to include the plural where the context requires.

1.1-I    Account
“Account” means the bookkeeping account established and maintained with respect to a Participant (other than a Grandfathered Participant) pursuant to Section 3.1-I.
1.2-I    Account Balance
“Account Balance” means as of a given date, the notional value assigned to an Participant’s Account equal to such Participant’s Opening Account Balance, and increases thereto based upon the applicable Minimum Adjustment Percentage.
1.3-I    Accrued Benefit.
“Accrued Benefit” means as of the last day of each month (the “Determination Date”), a monthly amount of benefit, payable in the form of a Single Life Annuity, commencing on the Participant’s Normal Retirement Date, equal to one-twelfth (1/12th) of the amount determined (a) prior to the month in which the Participant attains his Normal Retirement Age in accordance with the formula [A x (1 + M)x-y/F], and (b) on and after the month in which a Participant attains his Normal Retirement Age, in accordance with the formula [A/F], where:
“A” equals the Participant’s Account Balance as of the Determination Date;
“F” equals the applicable actuarial factor set forth in Appendix 2 at the later of the Participant’s Normal Retirement Date or the Determination Date;
“M” equals the Minimum Adjustment Percentage in effect on the Determination Date;
“X” equals the Participant’s Normal Retirement Age expressed in whole calendar months; and
“Y” equals the Participant’s age in whole months (but in no event greater that the Participant’s Normal Retirement Age expressed in whole calendar months).
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        Pension Plan – Exhibit I
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In no event shall a Participant’s Accrued Benefit be less than his accrued benefit as of February 10, 2000 under the Prior Plan determined as a Single Life Annuity commencing on the Participant’s Normal Retirement Date.
1.4-I    Actuarial Equivalent
“Actuarial Equivalent” means except as otherwise provided in the Plan, the benefit of equivalent value to the Accrued Benefit of a Participant determined in accordance with the actuarial factors set forth in Appendix 1 (relating to different annuity benefit forms) and Appendix 2 (relating to payments before Normal Retirement Date); provided, however, that the reduction factors in Table I and Table II of Appendix 4 shall apply to a Participant’s Prior Plan Benefit, if any, to the extent such factors result in a greater benefit.
For purposes of determining a Participant’s Actuarial Equivalent lump sum benefit, the interest rate and mortality assumptions shall be determined in accordance with Section 1.3.
1.5-I    Annuity Commencement Date
“Annuity Commencement Date” means the first day of the first period with respect to which a Participant’s retirement benefits hereunder are first payable as an annuity or any other form.
1.6-I    Early Distribution Date
“Early Distribution Date” means the first day of the month next following the date the Participant terminates employment with the Employer and all Affiliated Companies, or the first day of any successive month (as elected by the Participant) and prior to the Participant’s Normal Retirement Date.
1.7-I    Early Retirement Date
“Early Retirement Date” means the first day of the month coincident with or next following the date on which a Participant attains age 55 and completes five years of service, using the elapsed time method, and prior to a Participant’s Normal Retirement Date.
1.8-I    Employer
“Employer” means the Link Simulation & Training Division of the Company.
1.9-I    Employment Date
“Employment Date” means the date an Employee first performs an Hour of Service for the Employer.
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        Pension Plan – Exhibit I
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1.10-I    Joint and Survivor Annuity
“Joint and Survivor Annuity” means a reduced Single Life Annuity to the Participant and a monthly annuity to the Participant’s designated Beneficiary for his life in a monthly amount that is 50%, 75% or 100% of the Participant’s reduced monthly annuity that commences on the first day of the month following the month during which the Participant dies and ends on the first day of the month during which the Beneficiary dies. Notwithstanding the foregoing, if a Beneficiary is a person other than the Participant’s Spouse, not less than 50% of the Actuarial Equivalent of the Joint and Survivor Annuity must be applied to provide benefits payable to the Participant during his life.
1.11-I    Later Retirement Date
“Late Retirement Date” means the first day of the month coincident with or next following the date on which the Participant retires following his Normal Retirement Date.
1.12-I    Minimum Adjustment Percentage
“Minimum Adjustment Percentage” means, for each calendar month, a factor equal to one-twelfth of the lesser of: (1) the third segment rate described in section 417(e)(3) of the Code, as specified by the Commissioner for the August of the immediately preceding Plan Year; and (2) the applicable annual rate of interest set forth in column 2 of Appendix 3, determined with reference to the “annual adjusted interest rate” set forth in column 1 of Appendix 3 in effect for such calendar year. The “annual adjusted interest rate” means the sum of “A” and “B”, where:
“A” equals the average of the U.S. Federal Reserve Bank of New York yields for all issues of U.S. Treasury Bonds, Notes and Bills maturing in the last three months of such Fiscal Year, as reported in the Wall Street Journal on the last business day 30 days prior to the first day of such Fiscal Year, and rounded to the nearest one quarter (1/4) percent (e.g., 3.875% would be rounded to 3.750%, and 3.900% would be rounded to 4.000%); and
“B” equals two percent.
For purposes of clause (1) above, the third segment rate is the spot segment rate that would be determined for the applicable month under section 430(h)(2)(C) without the 24-month averaging under section 430(h)(2)(D), and determined without regard to the adjustment for the 25-year average segment rates provided in section 430(h)(2)(C)(iv) of the Code.
    3            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
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1.13-I    Normal Form
“Normal Form” means the form in which a Participant’s Accrued Benefit will be paid (unless the Participant can and does elect otherwise) and is a monthly benefit commencing on a Participant’s Retirement Date payable to him during his life, with the provision, if applicable, that, after his death subsequent to the commencement of such benefit, 50% of such benefit will continue to be paid to and for the life of his Spouse, if any, which shall be the Actuarial Equivalent of the Single Life Annuity payable at the Participant’s Retirement Date.
1.14-I    Normal Retirement Age
“Normal Retirement Age” means the later of age 65 or the fifth anniversary of such Participant’s commencement of Plan participation.
1.15-I    Normal Retirement Date
“Normal Retirement Date” means the first day of the month coincident with or next following a Participant’s attainment of Normal Retirement Age.
1.16-I    Opening Account Balance
“Opening Account Balance” means a Participant’s Account Balance under this Exhibit I as of February 11, 2000, which shall be equal to the amount credited to the Participant as of February 10, 2000 under the Prior Plan, provided that such amount is transferred from the Prior Plan to this Plan. For purposes of benefits under this Plan, the Opening Account Balance shall be the amount determined by Raytheon Company and communicated in writing to the Company in connection with the purchase by the Company of the Link business operations of Raytheon Company.
1.17-I    Participant
“Participant” means an Employee who (a) meets the eligibility requirements of Article 2 and (b) is entitled to a benefit under Article 4 in the case of an Employee who is not a Grandfathered Participant or in Appendix 4 in the case of an Employee who is a Grandfathered Participant.
1.18-I    Prior Plan
“Prior Plan” means The Hughes Personal Retirement Account Plan as in effect on February 10, 2000.
1.19-I    Prior Plan Benefit
“Prior Plan Benefit” means such Participant’s frozen benefit accrued as of March 31, 1994, under the CAE-Link Corporation Pension Plan. For purposes of benefits under
    4            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
9043774.3

this Plan, the Prior Plan Benefit shall be the amount determined by Raytheon Company and communicated in writing to the Company in connection with the purchase by the Company of the Link business operations of Raytheon Company.
1.20-I    Retirement Date
“Retirement Date” means the date of actual retirement of a Participant, which may be his Normal, Early, or Later Retirement Date, whichever is applicable to him and which, for Participants who are not Grandfathered Participants, also includes such Participant’s Early Distribution Date.
1.21-I    Spouse
“Spouse” means the spouse to whom the Participant is legally married on his Retirement Date or, for purposes of Section A4.8-I, the date of his death.
1.22-I    Single Life Annuity
“Single Life Annuity” means a monthly annuity to the Participant for his life commencing on his Retirement Date and ending on the first day of the month during which the Participant dies.
ARTICLE 2-I

ELIGIBILITY AND MEMBERSHIP
2.1-I    Participation
This Exhibit I shall apply only to those individuals (a) who, on February 10, 2000, were employees of Raytheon Company and were participants in the Prior Plan, (b) became employees of the Employer on February 11, 2000, and (c) for whom assets and liabilities with respect to their benefits under the Prior Plan were transferred to this Plan.
2.2-I    Accrued Benefits
The Accrued Benefits of all Participants and their Beneficiaries shall be frozen, and no further benefits shall accrue in respect any of such person under the Plan except for the crediting of interest in accordance with Section 3.2-I.

ARTICLE 3-I

ACCOUNTS AND ACCOUNT CREDITS
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        Pension Plan – Exhibit I
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3.1-I    Accounts
An Account will be established for each Participant and credited with his Opening Account Balance. Accounts shall be bookkeeping accounts only, and neither the maintenance of, nor the crediting of amounts to, such Accounts shall be treated as (a) the allocation of assets of the Plan to, or a segregation of such assets in, any such Account or (b) otherwise creating a right in any person to receive specific assets of the Plan.
3.2-I    Minimum Periodic Percentage Applied to Accounts
As of the end of each calendar month (hereinafter, the “Applicable Month”), the Account of each Participant and Former Participant shall be automatically increased by an amount determined in accordance with the formula [“A” x “B”], where
“A” equals the Participant’s Account Balance as of the last day of the previous month; and
“B” equals the Minimum Adjustment Percentage in effect for such Participant for the Applicable Month.
3.3-I    Plan Termination
The interest crediting rate used under the Plan to determine a Participant's Account balance for interest crediting periods that end after the Plan termination date must be equal to the average of the interest crediting rates used under the Plan during the five-year period ending on the Plan termination date. Except as provided in applicable Treasury regulations, the actual annual interest crediting rate used to determine interest credits under the Plan for each of the interest crediting periods is used for purposes of determining the average of the interest crediting rates.
ARTICLE 4-I

RETIREMENT INCOME
4.1-I    Normal Retirement Benefit
A Participant shall be eligible to retire on his Normal Retirement Date but may continue in employment with the Employer beyond such date and retire at a Later Retirement Date.
4.2-I    Reduced Benefit at Early Distribution Date
A Participant who has terminated employment with the Employer and all Affiliated Companies shall be eligible to elect to receive payment of his Accrued Benefit on his Early Distribution Date. The amount of the monthly retirement income of a Participant
    6            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
9043774.3

who elects to receive his Accrued Benefit on such Early Distribution Date shall be the Actuarial Equivalent as of such Early Distribution Date of the Account Balance, calculated in accordance with Appendix 2; provided, however, in no event can the monthly retirement income be less than the Actuarial Equivalent of the Prior Plan Benefit that would have been available at such Early Distribution Date under the terms of the Prior Plan.
4.3-I    Normal Form of Benefit
Unless a Participant elects an optional form of benefit payment under Section 4.4-I, he shall receive the Actuarial Equivalent of his Accrued Benefit in the Normal Form commencing at his Retirement Date.
4.4-I    Optional Forms
In lieu of the Normal Form, a Participant may elect, subject to the provisions of this Article 4, to receive the Actuarial Equivalent of his Accrued Benefit in the form of one of the following options:
(a)    a Single Life Annuity;
(b)    a Joint and Survivor Annuity; or
(c)    a single lump sum cash amount.
4.5-I    Benefits in the Event of Death
(a)    If a Participant who is not married dies before his Annuity Commencement Date, his Accrued Benefit under the Plan shall be forfeited to the Plan and no benefits will be payable.
(b)    If a Participant who is married dies before his Annuity Commencement Date, a benefit shall be payable to his Spouse in an annuity commencing on the first day of the month following the month in which the Participant’s death occurs which is equal to the greater of (1) one-half (1/2) the benefit that would have been payable to the Participant if he had terminated employment with the Employer and all Affiliated Companies on the date of death and elected to receive immediately his Accrued Benefit in the Normal Form and (2) the Actuarial Equivalent of the Participant’s Account Balance as of the end of the calendar month in which the date of death occurs. Such Spouse may elect to defer commencement of the Actuarial Equivalent of the annuity described in the previous sentence until a date not later than the Participant’s Normal Retirement Date. In lieu of the monthly annuity described above, the surviving Spouse of such Participant may elect an immediate lump sum payment equal to the greater of (x) the Actuarial Equivalent of the annuity in clause (1) of the first sentence
    7            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
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of this Section 4.5-I(b) or (y) the amount described in clause (2) of such sentence.

    8            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
9043774.3

APPENDIX 1

Actuarial Equivalents
Applicable to Benefit Forms and Accrued
Benefits Under Article 4

50% Joint and Survivor Annuity Factors

I.    Employee’s Age Result of Participant’s Age minus Beneficiary’s Age

At Least …	But Less Than …	Less Than -7.0	-7.0 to +7.0	More than +7.0
	40	0.990	0.990	0.990
40	55	0.945	0.955	0.965
55	65	0.890	0.915	0.940
65	70	0.840	0.890	0.940
70	99	0.810	0.870	0.930

100% Joint and Survivor Annuity Factors

Employee’s Age         Result of Participant’s Age minus Beneficiary’s Age

At Least ...	But Less Than …	Less Than -7.0	-7.0 to +7.0	More than +7.0
	40	0.975	0.975	0.975
40	55	0.895	0.915	0.935
55	65	0.820	0.8555	0.890
65	70	0.740	0.800	0.860
70	99	0.680	0.760	0.840

_______________

Joint and Survivor Annuity = Single Life Annuity at benefit commencement multiplied by the applicable factor based on employee’s age and Contingent Annuitant’s age difference.

Employee age and Spouse’s age difference determined based on completed months of age.

II.    The Actuarial Equivalent of the Vested Accrued Benefit.

III.    For purposes of Section 4.5-I(b), the Actuarial Equivalent value of any deferred annuity elected by a Spouse thereunder shall be based on the dollar amount of the immediate lump sum payable thereunder increased in the manner that Account Balances are increased by the applicable Minimum Adjustment Percentage from the deferral date to
    APP1-1    L3Harris Link Simulation and Training
        Pension Plan – Exhibit I9043774.3

the date such annuity is first payable and then converted to an annuity in accordance with the applicable factor set forth above.

    APP1-2    L3Harris Link Simulation and Training
        Pension Plan – Exhibit I9043774.3

APPENDIX 2

Factors to Convert
Account Balances to Monthly Payments

A Single Life Annuity as of any distribution date shall be the Actuarial Equivalent of the Participant’s Account Balance as of such date, computed using:

I.    The applicable mortality table is the 1983 GAM male rates only and

II.    The sum of (A) and (B), where

(A)    equals the annualized yield on Treasury Notes adjusted for a constant maturity of ten years, as reported by the Federal Reserve Board on a weekly average basis for the week ending on a closest preceding the last business day 30 days prior to the first day of each Fiscal Year (as quoted in the Wall Street Journal), rounded to the nearest one quarter (1/4) percent.

    (B)    equals one percent.

    APP2-1        L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
9043774.3

APPENDIX 3

Determination of Minimum Adjustment Percentage

Annual Adjusted
Interest Rate
(the sum of A and B
under Section 1.3-I)

2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
4.50%
4.75%
5.00%
5.25%
5.50%
5.75%
6.00%
6.25%
6.50%
6.75%
7.00%
7.25%
7.50%
7.75%
8.00%
8.25%
8.50%
8.75%
9.00%
9.25%
9.50%
9.75%
10.00%

Corresponding
Annual Interest Rate
for Purposes of Determining
Minimum Adjustment Percentage

1.00%
1.25%
1.50%
1.75%
1.75%
2.00%
2.25%
2.25%
2.50%
2.75%
2.75%
3.00%
3.25%
3.50%
3.75%
3.75%
4.00%
4.25%
4.50%
4.75%
5.00%
5.25%
5.25%
5.50%
5.75%
6.00%
6.25%
6.50%
6.75%
7.00%
7.25%
7.50%
7.75%

    APP3-1            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
9043774.3

APPENDIX 4

Prior Plan Formula For Grandfathered Participants

A4.1-I    Application.
    Notwithstanding anything in the Plan to the contrary, a Grandfathered Participant shall be eligible for a benefit determined under the provisions of this Appendix 4 and shall not be eligible for benefits under Articles 3-I and 4-I.
A4.2-I    Definitions.
Whenever used in this Appendix 4, the following terms shall have the respective meanings set forth below unless otherwise expressly provided herein or unless a different meaning is plainly required by the context. Whenever used, the masculine shall be deemed to include the feminine and a singular word shall be deemed to include the plural when the context requires. In the event that a capitalized term is defined in this Appendix 4 and elsewhere in the Plan, the definition in this Appendix 4 shall be controlling as it applies to benefits determined under this Appendix 4.
“Accrued Benefits” means the retirement income of a Grandfathered Participant determined herein, payable in the form of a Single Life Annuity commencing at the Grandfathered Participant’s Normal Retirement Date, or, if applicable, Later Retirement Date. A Grandfathered Participant’s Accrued Benefits shall be the accrued benefit as defined in the Prior Plan credited to the Participant as of February 10, 2000 under the Prior Plan, provided that assets equal to such accrued benefit are transferred to this Plan. For purposes of benefits under this Plan, a Grandfathered Participant’s Accrued Benefits shall be the amount determined by Raytheon Company and communicated in writing to the Company in connection with the purchase by the Company of the Link business operations of Raytheon Company. The Company shall have no obligation to independently verify the accuracy of the amounts calculated by the Raytheon Company.
“Actuarial Equivalent” means, except as otherwise provided in the Plan, the benefit of equivalent value to the Accrued Benefit determined in accordance with the actuarial factors set forth in Table I of this Appendix 4, relating to different annuity benefit forms, and Table II of this Appendix 4, relating to payment before Normal Retirement Date.
“Grandfathered Participant” means a Participant who was a participant in the Prior Plan but was not eligible for the Account Balance portion (referred to as the PRA portion) of the Prior Plan.
9043754.3

A4.3-I    Normal Retirement Benefit.
A Grandfathered Participant who terminates employment with the Employer and all Affiliated Companies on his Normal Retirement Date shall be entitled to receive his Accrued Benefits.
A4.4-I    Reduced Early Retirement Benefit.
A Grandfathered Participant who terminates employment with the Employer and all Affiliated Companies on or after his Early Retirement Date and before his Normal Retirement Date shall be entitled to receive the Actuarial Equivalent of his Accrued Benefits as of such Early Retirement Date.
A4.5-I    Normal Form of Benefit.
Unless a Grandfathered Participant elects an optional form of benefit payment under Section A4.6-I below, he shall receive the Actuarial Equivalent of his Accrued Benefit in the Normal Form, commencing at his Retirement Date.
A4.6-I    Optional Forms.
In lieu of the Normal Form, a Grandfathered Participant may elect to receive the Actuarial Equivalent (determined in accordance with the actuarial factors set forth in Tables 2 and 3 of this Appendix 4) of his Accrued Benefit in the form of one of the following options: (a) Single Life Annuity or (b) Joint and Survivor Annuity.
A4.7-I    Termination of Service Before Retirement.
(a)    If a Grandfathered Participant terminates employment with the Employer and all Affiliated Companies prior to his Early Retirement Date, he shall be entitled to receive retirement income under this Appendix 4, commencing on his Early Retirement Date, but no later than the later of (1) his Normal Retirement Date or (2) his Later Retirement Date. The amount of the monthly retirement income shall be the amount calculated in accordance with Section A4.3-I of this Appendix 4 for retirement on a Retirement Date on or after his Normal Retirement Age or Section A4.4-I of this Appendix 4 for retirement on an Early Retirement Date. Retirement income payable with respect to a Grandfathered Participant under this Section A4.7-I shall be payable in the forms provided under and in accordance with Sections A4.5-I and A4.6-I hereof.
A4.8-I    Pre-Retirement Spousal Survivor Annuity.
(a)    If the death of a Participant occurs on or after becoming eligible for an Early Retirement Date but prior to receiving any benefits under the Plan, and if he is survived by his Spouse, there shall be paid to and for the life of such Spouse, commencing on either (1) the first day of the month after the month during which the Participant’s death occurs if such day is on or about what would have been the Participant’s Normal Retirement Date or (2) in any other case, the first day of any month after the month in which occurs
    APP4-2            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
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the Participant’s death as the Spouse shall select (but in no event later than what would have been the Participant’s Normal Retirement Date) the monthly benefit that would have been payable to the Spouse had the Participant retired with the Normal Form of benefit payment on the day before the date of his death.
(b)    If the death of a Participant with a Vested Accrued Benefit occurs before becoming eligible for any Early Retirement Date or receiving any benefits under the Plan, and if he is survived by his Spouse, there shall be paid to and for the life of such Spouse, commencing on the first day of the month after the later of (1) the month in which occurs the Participant’s death or (2) the first date on which such Participant could have retired on an Early Retirement Date (but in no event later than what would have been the Participant’s Normal Retirement Date), the monthly benefit that would have been payable to the Spouse if the Participant had (A) terminated employment with the Employer and all Affiliated Companies on the earlier of the date of his death or the date of his actual termination of employment, (B) survived to his earliest Early Retirement Date, (C) begun receiving benefits in the Normal Form on such date, and (D) died on the day after he would have attained his earliest Early Retirement Date.
Appendix 4 -Table I
Actuarial Equivalents Applicable to Benefit Forms

Actuarial Equivalent of a Single Life Annuity for optional forms of benefits for Grandfathered benefits under Appendix 3 other than a lump sum shall be determined on the basis of the 1983 Group Mortality Table (50/50 blend of male and female rates) and a discount rate of 9%.
Actuarial Equivalent of a Single Life Annuity for a lump sum benefit for Grandfathered benefits under Appendix 4 shall be determined on the basis of the mortality table prescribed in Rev. Rul. 2001-62 and interest based on annual interest rate on 30-year U.S. Treasury securities for the month of August preceding the year in which the Plan Year in which the determination is made, provided that for distributions occuring in 2007, the interest rate shall be the interest rate for August 2006 or November 2006, whichever produces the greater benefit.
Appendix 4 -Table II
Actuarial Equivalents Applicable to
Benefit Payments Before Normal Retirement Date

    APP4-3            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
9043774.3

Retirement Age	Early Retirement Factors
55	0.5000
56	0.5333
57	0.5667
58	0.6000
59	0.6333
60	0.6667
61	0.7333
62	0.8000
63	0.8667
64	0.9333
65	1.0000

Interpolate in the above schedule, using age to the nearest month.

    APP4-4            L3Harris Link Simulation and Training
        Pension Plan – Exhibit I
9043774.3

L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit J – Former Participants in the
L-3 Communications Infrared Products Retirement Plan
(Exhibit A - Former Participants in the Raytheon Company Pension Plan for Salaried Employees – Exhibit D (Raytheon E-Systems, Inc. Richardson/Waco Retirement Plan))

9043836.3

9043754.3

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Pension Plan- Exhibit J
9043836.3

ARTICLE I-J - DEFINITIONS
Whenever used in this Exhibit J, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-J    Accrued Benefit
“Accrued Benefit” means the benefit determined in accordance with Article IV-J expressed in the form of a monthly benefit commencing at Normal Retirement Date.
1.2-J    Actuarial (or Actuarially) Equivalent
“Actuarial (or Actuarially) Equivalent” means equality in value of the aggregate amounts expected to be received under different manners of payment based on interest rate and mortality assumptions in effect on the date as of which the Participant’s employment terminated, as such assumptions are defined below unless otherwise specifically provided in the Plan.
(a)    Interest rate and mortality assumptions for alternative periodic benefits and for early commencement of a Deferred Vested Pension. The interest rate shall be 9% per annum. The mortality assumption shall be taken from the 1983 Group Annuity Mortality Table, using a unisex rate that is 70% male and 30% female.
(b)    Interest rate and mortality assumptions for single sum payments shall be determined in accordance with Appendix C, Section C-1.2(b).
Notwithstanding the above, no single sum determined for a Participant shall be less than the present value as of such determination date of the Participant’s Accrued Benefit in effect as of the date immediately prior to February 1, 1998, where such present value is determined using an interest rate of 9% and the mortality assumption taken from the 1983 Group Annuity Mortality Table, using a unisex rate that is 70% male and 30% female.

1.3-J    Average Monthly Compensation
“Average Monthly Compensation” means the Participant’s average monthly rate of Compensation received from the Employer while accruing Benefit Service under this Exhibit J, which is the Participant’s average monthly rate of Compensation determined by dividing the total of the monthly Compensation amounts applicable to him during his “averaging period” (as defined below) by the number of months for which he received Compensation in such period. A Participant’s monthly Compensation amount for any month is his Compensation received during such month. A Participant’s averaging period is the 60 consecutive calendar months (or lesser number if the Participant does not have 60 such months) which include the highest monthly Compensation amounts, during the last 120 calendar months, for purposes of the Step-Up/$12 Formula, or the last 180
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calendar months, for purposes of the Excess Formula, prior to the Participant’s termination of Service during which the Participant received Compensation, counting the last calendar month of Service.
1.4-J    Compensation
(a)    “Compensation” means the included earnings listed below received by the Participant from his Employer for personal services, but not the excluded earnings listed below.

Included Earnings	Excluded Earnings
Base Salary	QWA - Quarterly Wage Adjustment (hrly.)
Straight Time
Overtime	Severance Pay
Double Time	Allowances Offsite/Expatriate
Shift Differential Pay	Completion Awards/Bonus
Vacation Advance	Tax Equalization Payments
Performance-Based Bonus	Hiring Bonus
Holiday Pay	Imputed Income
Paid Time Off	Restricted Stock Dividend
Milestone Awards
Jury Duty Pay	Tuition Refunds
Military Leave Pay
Bereavement Pay	Customer Award Fee Payments
Incentive Compensation	Relocation Payments
Lump Sum Payment in Lieu of a Merit Increase in Base Salary	Per Diem Payments
Special Performance Awards	Long-Term Disability Payments
Sales Commissions First Year Guarantee	Any amounts not specifically included in Earnings

1.5-J    Deferred Vested Pension
“Deferred Vested Pension” means a Pension described in Section 4.6-J.
1.6-J    Eligible Employee
“Eligible Employee” means a salaried Employee who is eligible for coverage under the Plan in accordance with Section 3.1-J.
1.7-J    Leave of Absence
“Leave of Absence” means any absence authorized by the Employer under the Employer’s standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Leaves of Absence.
9043754.3

1.8-J    Normal Retirement Age
“Normal Retirement Age” means the later of: (a) the Participant’s sixty-fifth birthday and (b) the earlier of: (1) the fifth anniversary of the beginning of his earliest period of his participation in this Plan or Prior Plan which has not been interrupted by at least five consecutive years of Breaks in Service which equaled or exceeded the years of Vesting Service completed by him before such Break, and (2) the date he completes five years of Vesting Service.
1.9-J    Normal Retirement Date
“Normal Retirement Date” means the first day of the month coinciding with or next following the Normal Retirement Age.
1.10-J    Pension
“Pension” means a series of monthly amounts which are payable to a person who is entitled to receive benefits under this Exhibit J.
1.11-J    Prior Plan
“Prior Plan” means the Raytheon Company Pension Plan For Salaried Employees - Exhibit D (Raytheon E-Systems, Inc. Richardson/Waco Retirement Plan), as in effect on November 9, 2004.
1.12-J    Retiree
“Retiree” means a retired Participant who commences receiving Pension payments on the first day of the month coincident with or next following the date of termination of employment (not a Participant with a Deferred Vested Pension).
1.13-J    Retirement
“Retirement” means Normal, Late, or Early Retirement. Retirement shall be considered as commencing on the day immediately following an Employee’s last day of employment.
1.14-J    Service
“Service” means a period or periods of employment of a Participant by the Employer used in determining eligibility for and the amount of benefits as described in Article II-J hereof.

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9043836.3

ARTICLE II-J - SERVICE CREDIT
.1-J    Vesting Service
An Employee shall receive credit for Hours of Service, as defined in Section C-1.28, provided, however, that Hours of Service shall be credited at the rate of 190 Hours of Service for each month for which the Participant is credited with one Hour of Service.
Vesting Service is the period of employment used in determining eligibility for benefits. A Participant shall receive one year of Vesting Service for each calendar year during which he earns at least 1,000 Hours of Service.
A Participant who is laid off from the Employer or any Affiliated Company due to lack of work shall also receive Hours of Service credit for Vesting Service purposes during the 12 months after such layoff. Such Hours of Service credit will be at the rate at which the Participant was earning Hours of Service at the time of such layoff. However, no more than one year of Service credit will be granted for any calendar year and Service credit during any such layoff will stop as of a date prior to completion of said 12 months if the Participant receives payment of his Pension as of such date.
A Participant’s Vesting Service shall include his vesting service credited under the Prior Plan as of November 9, 2004.
2.2-J    Benefit Service
Benefit Service is the period of employment used in determining the amount of Pension benefits. A Participant shall receive one month of Benefit Service for each calendar month during which he earns at least one Hour of Service, but only counting such service completed as an Eligible Employee after attainment of age 21 and on or after January 1, 1997, and not counting months in excess of 420 months. Twelve months of Benefit Service shall constitute one year of Benefit Service.
A Participant shall also receive Benefit Service for the first 12 months of layoff from the Employer on account of lack of work (subject to the above total 420 month maximum). However, Service credit during any such layoff will stop as of any date prior to completion of said 12 months if the Participant receives payment of his Pension as of such date.
A Participant’s Benefit Service shall include his benefit service credited under the Prior Plan as of November 9, 2004.
2.3-J    Break in Service
For purposes of determining Vesting Service, an Employee shall have a one-year Break in Service in any calendar year in which he has not accumulated more than 500 Hours of Service. In determining whether an Employee has a one-year Break in Service for any
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absence from work by reason of serious illness or pregnancy of the Employee, birth of a child of the Employee, placement of a child with the Employee in connection with the adoption of such child by such Employee, for purposes of child care immediately following such birth or placement, or to care for an immediate family member (spouse, child, or parent, not including parent-in-law) with a serious health condition, the Employee shall be credited with the Hours for which such Employee otherwise would have been scheduled to receive payment for the performance of duties, or if such scheduled Hours cannot be determined by the Employer, with eight hours for each work day of such absence, not to exceed a total of 501 Hours for any such absence. Such Hours shall be credited in the calendar year in which the absence commences if necessary to prevent incurring a one-year Break in Service; otherwise such Hours shall be credited in the immediately following calendar year.

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ARTICLE III-J - ELIGIBILITY AND PARTICIPATION
3.1-J Participation
This Exhibit J shall apply only to those individuals (1) who, on November 9, 2004, were participants in the Prior Plan and whose benefits were determined under Exhibit D of the Prior Plan, (2) became Employees of the Employer on November 10, 2004, and (3) for whom assets and liabilities with respect to their benefits under the Prior Plan were transferred to this Plan.

    6     L3Harris Link Simulation and Training
Pension Plan- Exhibit J
9043836.3

ARTICLE IV-J - NORMAL, LATE, OPTIONAL EARLY,
EARLY AND DEFERRED VESTED PENSIONS
4.1-J    Normal Pension
(a)    A Participant shall be eligible for a Normal Pension if his employment is terminated from the Employer and all Affiliated Companies on or after his Normal Retirement Age and on or before his Normal Retirement Date. Payment of a Normal Pension, in the form of payment determined under Article VII-J, shall commence as of the Participant’s Normal Retirement Date.
(b)    Benefit Formulas. The amount of a Participant’s Normal Pension will be the sum of (1) (converted to a Five Year Certain and Continuous Annuity) and (2) below, provided that the maximum number of years of Benefit Service taken into account under all formulas cannot exceed 35 years:
(1)    Excess Formula (stated as a Single Life Annuity): The sum of (A) plus (B):
(A)     1.0% of a Participant’s Average Monthly Compensation, multiplied by the number of his years of Benefit Service earned prior to January 1, 1997; plus
(B)     0.4% of the Participant’s Average Monthly Compensation in excess of 150% of his Social Security Covered Compensation (defined below), multiplied by the number of his years of Benefit Service earned prior to January 1, 1997.
Social Security Covered Compensation means one-twelfth of the average (without indexing) of the taxable wage base in effect for each calendar year during the 35-year period ending with the calendar year in which the Participant retires or terminates employment with the Employer and all Affiliated Companies.
(2)    Step-Up/$12 Formula (stated as a Five Year Certain and Continuous Annuity): The sum of (A) and (B) and subject to (C):
(A)     1.2% of his Average Monthly Compensation multiplied by the number of his years of Benefit Service earned after December 31, 1996 that are not in excess of ten years; plus
(B)     1.6% of his Average Monthly Compensation multiplied by the number of his years of Benefit Service earned after December 31, 1996 that are in excess of ten years;
(C)     But not less than $12.00 multiplied by the number of years of Benefit Service earned after December 31, 1996.
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9043836.3

(c)    Early Pension Minimum. In no event will any Participant’s Pension be less than the greatest amount of immediately payable Early Pension the Participant could have received upon Retirement prior to Normal Retirement Date.
4.2-J    Late Pension
A Participant who meets the requirements for a Normal Pension, except that he continues in employment with the Employer or an Affiliated Company beyond his Normal Retirement Date, shall be entitled to a Late Pension. Payment of a Late Pension, in the form of payment determined under Article VII-J, shall commence as of the first day of the month next following the Participant’s last day of employment.
A Participant’s Late Pension shall be a monthly amount computed in the same manner as a Normal Pension, as of the date of commencement.
4.3-J    Optional Early Pension
(a)    A Participant whose employment is terminated from the Employer and all Affiliated Companies after his 60th birthday, or whose employment is terminated on account of lay-off after his 57th birthday, shall be eligible to for an Optional Early Pension with payments commencing between ages 60 and 65, provided that he has completed 10 Years of Vesting Service by his Annuity Starting Date.
(b)    Payment of an Optional Early Pension, in the form of payment determined under Article VII-J, shall commence as of the first day of the month coinciding with or next following the date of Retirement or any subsequent month before the Participant’s Normal Retirement Date as elected in advance by the Participant; otherwise, commencement will be at the Participant’s Normal Retirement Date.
(c)    A Participant’s Optional Early Pension shall be computed in the same manner as a Normal Pension, considering his Benefit Service and Average Monthly Compensation at actual Retirement.
4.4-J    Early Pension
(a)    A Participant’s Pension not available as an Optional Early Pension shall be payable as an Early Pension if prior to Normal Retirement Date the Participant’s employment is terminated from the Employer and all Affiliated Companies, provided that:
(1)    his employment terminated on or after the early retirement age provided he has completed 10 or more Years of Vesting Service, or
(2)    his employment terminated on account of layoff because of lack of work and he reaches age 55 within three years thereafter, provided he has then received at least ten years of Vesting Service credit at which time, when he has both attained at least age 55 and completed at least ten years of Vesting Service credit, he may elect an Early Pension.
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Pension Plan- Exhibit J
9043836.3

(b)    Payment of an Early Pension, in the form of payment determined under Article VII-J, shall commence on his Normal Retirement Date, or, if the Participant requests, as of the first day of any subsequent month which precedes his Normal Retirement Date, to the extent available after the Participant’s early retirement age applicable to such Pension, as described above, but reduced as provided below.
(c)    A Participant’s Early Pension shall be equal to his Accrued Benefit, which shall be computed in the same manner as a Normal Pension, considering his Benefit Service and Average Monthly Compensation at actual Retirement. However, the amount determined under the above provisions shall be reduced in accordance with the schedule set forth below, based on the age of the Participant at commencement.

Age When Pension Commences	Percent of Unreduced Step-Up/ $12 Formula Benefits*
Age 62 or older	100%
Age 61, 0 months	100%
Age 60, 0 months	100%
Age 59, 0 months	99%
Age 58, 0 months	96%
Age 57, 0 months	91%
Age 56, 0 months	84%
Age 55, 0 months	75%
*Prorated for intermediate ages computed to the nearest month.
4.5-J    Optional Early and Early Pensions As To Employees Who Transfer From This Plan
If a Participant under this Plan has transferred to a job with the Employer or Affiliated Company such that he is no longer an Eligible Employee entitled to participant in the Plan under the terms of this Exhibit J and then incurs a termination of employment, the Employee will be eligible to elect an Early or Optional Early Pension under this Plan if he then meets all of the applicable requirements except that he is not an Eligible Employee.
4.6-J    Deferred Vested Pension
(a)    A Participant shall be eligible for a Deferred Vested Pension if prior to eligibility for an Early Pension his employment is terminated from the Employer and all Affiliated Companies after the completion of five or more years of Vesting Service.
(b)    Payment of a Deferred Vested Pension, in the form of payment determined under Article VII-J, shall commence as of the terminated Participant’s Normal Retirement Date if he is then living to receive it. If the Participant so requests, his Deferred Vested Pension shall commence as of the first day of the month
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coinciding with or next following the early commencement age (which is age 55), or as of the first day of any subsequent month which precedes his Normal Retirement Date.
(c)    Notwithstanding the above:
(1)    If the Actuarial Equivalent present value of the Participant’s Vested Pension is not more than $1,000, it shall be paid as soon as administratively feasible following termination of employment in the form of a lump sum payment.
(2)    If the Actuarial Equivalent present value of the Participant’s Vested Pension is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Vested Pension as soon as administratively feasible following termination of employment in the form of a lump sum payment.
(3)    If the Actuarial Equivalent present value of the Participant’s Vested Pension is more than $5,000 but not more than $20,000, the Participant may elect to receive payment of his or her Vested Pension as soon as administratively feasible following termination of employment in the form of either (1) a lump sum payment or (2) the normal form described in Section 7.1-J if the Participant is not married on termination of employment or the 50% Joint and Survivor Annuity described in Section 7.2-J if the Participant is married on termination of employment. An election under this subsection (c) to receive a lump sum payment shall be subject to the notice and consent requirements of Section C-4.8.
(d)    A Participant’s Deferred Vested Pension shall be computed in the same manner as an Early Pension, except that if payment commences prior to the Participant’s Normal Retirement Date, the reduction shall be made on an Actuarially Equivalent basis.
4.7-J    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit J after December 31, 2019.

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ARTICLE V-J - DISABILITY
5.1-J Termination Due to Disability
A Participant shall be eligible for a Disability Pension if his employment is terminated by reason of Disability (as defined below) before his Normal Retirement Date, provided he has then completed ten or more years of Vesting Service and does not elect to receive an Optional Early, Early or Deferred Vested Pension.
Payment of a Disability Pension, in the form of payment determined under Article VII-J, shall commence as of the first day of the month coinciding with or immediately following the Participant’s Normal Retirement Date, if the Participant is then living.
A Participant’s Disability Pension shall be computed in the same manner as a Normal Pension, considering his Average Monthly Compensation and Benefit Service as of the date of his termination on account of Disability, provided, however, that if the Participant incurred the Disability on or before December 31, 2013, the Participant’s Benefit Service shall be the Benefit Service he would have accumulated if his employment had continued uninterrupted until his Normal Retirement Date.
5.2-J    Recovery from Disability
If the Participant’s Disability ceases prior to his Normal Retirement Date, and he is not reemployed by the Employer or an Affiliated Company, and if he had met the requirements for an Early, Optional Early or Deferred Vested Pension on the date of his termination for Disability, he shall be entitled to receive, commencing on the first day of the month coinciding with or next following his Normal Retirement Date, a Pension equal in amount to the Early, Optional Early, or Deferred Vested Pension to which he would have been entitled, as of the date of his Disability, considering his Compensation and Benefit Service at his date of Disability. However, if the Participant requests the commencement of his Early, Optional Early or Deferred Vested Pension as of the first day of any subsequent month which is after age 55 and which precedes his Normal Retirement Date, his Pension shall commence as of the beginning of the month so requested, but the amount thereof shall be subject to reduction in accordance with Section 4.4-J or 4.6-J, as applicable, based on the number of years by which the starting date of the Pension payment precedes the Participant’s Normal Retirement Date.
If Disability ceases before a retired Participant attains his Normal Retirement Date and the Participant is reemployed by the Employer or an Affiliated Company, the Pension payable upon his subsequent Retirement shall be determined in accordance with the suspension of benefits provisions of Section C-4.5.
5.3-J    Disability Benefits For Employees Who Transfer From The Plan
If a Participant under this Plan has transferred to a job with the Employer or Affiliated Company which does not participate in Exhibit J of this Plan, then becomes disabled and goes on an approved disability leave status, no Disability Pension shall be payable under
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this Plan, but the Employee will, when his disability leave status ends and his employment is deemed terminated, be eligible to elect an Early or Optional Early Pension under this Plan if he then meets all of the applicable requirements except that he is not an Eligible Employee.

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ARTICLE VI-J - DEATH BENEFITS
6.1-J Death Benefits Before Pension Commencement (Spouse’s Pension)
A death benefit in the form of a monthly Pension shall be payable to the surviving spouse of a Participant (whether inservice or on authorized medical leave or terminated or on Disability) who has a vested Pension hereunder at the time of his death and dies before the date as of which his Pension is to commence, provided that the Participant has been married to such spouse at the time of his death for at least one year.
The spouse shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Retirement Date, except that, (a) if the spouse fails to make such an election, payments shall commence as of the Participant’s Normal Retirement Date and (b) if the Participant’s death is on or after his Normal Retirement Date, commencement to the spouse will be as of the first day of the next month following the Participant’s death.
The monthly amount and manner of payment of such spouse’s Pension shall be determined as though the Participant’s Pension on the date of his death (under the Deferred Vested, Early, Optional Early, Normal, or Late Pension provisions of this Plan, whichever is applicable) was paid as a 50% Joint and Survivor Annuity described in Section 7.2-J, commencing on the spouse’s payment commencement date and assuming the Participant’s death had occurred immediately. Any early commencement reductions made for periods not covered under the Deferred Vested Pension provisions of this Plan will be made on an Actuarially Equivalent basis. With respect to a Participant who incurred a Disability on or before December 31, 2013, Benefit Accrual Service credit while on Disability will be counted as to a Participant whose death occurs while the Participant was on Disability and such Participant’s Average Monthly Compensation when his Disability began shall be taken into account.
6.2-J    Death After Commencement of Pension Payments
The death benefit, if any, payable after a Participant’s Pension has commenced shall be determined according to the form of benefit payable under Article VII-J hereof. If a Participant has reached the date as of which his form of benefit is to commence, but dies before actual receipt of the first payment, such form of benefit shall remain effective for purposes of determining any death benefit.
If, upon the death of a Participant receiving a benefit that was limited under Section C4.2 of the main text of the Plan, the Participant’s surviving spouse is entitled to a benefit payment smaller than the amount payable during the Participant’s lifetime, the benefit payments to the spouse shall be the lesser of (a) and (b):
(a)    The benefit payment which would be payable to the surviving spouse if benefits under this Exhibit J had not been limited by Section C-4.2 of the main text of the Plan.
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(b)    The benefit payment which would be payable to the surviving spouse if the benefit provided under this Exhibit J had been a joint and survivor annuity with the survivor benefits equal to 100% of the amount payable while the Participant was alive, in an amount equal to the maximum limitations provided under Section C-4.2 of the main text of the Plan.
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ARTICLE VII-J - FORMS OF PAYMENT
7.1-J Normal Form of Pension
Unless the 50% Joint and Survivor Annuity in Section 7.2-J, or an alternate form in Section 7.3-J, is applicable, any Pension will be paid as follows:
(a)    A Five-Year Certain and Continuous Annuity. Under this form of Pension, monthly payments are made to the Participant during the remaining life of the Participant; however, if he dies after his Pension commenced but before receiving 60 guaranteed monthly payments, then monthly payments, in the same amount, will continue to his Beneficiary until the total number of payments made (including those to the Participant and those to the Beneficiary) equals such guaranteed number. Notwithstanding the above, in the event the abovereferenced guaranteed number of monthly payments should exceed the number of months of life expectancy of the Participant and his designated Beneficiary (as of the date of commencement), such guaranteed number shall be reduced to equal such life expectancy and the amount of Pension shall be increased on an Actuarially Equivalent basis.
(b)    A Five-Year Certain and Continuous Annuity for a Participant who Has Accrued a Pension under both the Excess and Step-Up/$12 Formula. The Excess Formula Pension will be converted to the FiveYear Certain and Continuous Annuity on an Actuarially Equivalent basis.
7.2-J    50% Joint and Survivor Annuity
Unless an election to the contrary is in effect, a Participant who is married on the date as of which his Pension payments commence shall be paid his Pension in the form of a 50% Joint and Survivor Annuity. Under this form, an adjusted amount shall be paid to the Participant for his lifetime; and the spouse (to whom the Participant was married on the date as of which his Pension commenced), if surviving at the Participant’s death, shall receive thereafter for life a monthly Pension of 50% of the adjusted monthly amount paid to the Participant. The adjusted amount payable to the Participant shall be determined so that the value of the Pension payments expected to be made to the Participant and his spouse is the Actuarial Equivalent of the Pension determined under Article IV-J.
7.3-J    Other Forms of Payment
Any Participant who is eligible to receive a benefit hereunder may elect a benefit payable in an available optional form, in an Actuarially Equivalent amount, in lieu of the benefit to which he is otherwise entitled. The option available to a Participant whose total Pension accrued only under the Excess Formula in Section 4.1-J is limited to the 75% Joint and Survivor Annuity, Single Life Annuity Pension or a Lump Sum Benefit for a Participant who is married and a Lump Sum Benefit if such Participant is not married. The options available to a Participant whose Pension accrued, at least in part, under the Step-Up/$12 Formula in Section 4.1-J are all of the options described below, which are
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available for all of the Participant’s Pension, including any part that may have accrued under the Excess Formula in Section 4.1-J
(a)    75% Joint and Survivor Annuity: Under this form, payments are made in the same manner as described in Section 7.2-J hereof, but with the percentage continued to the spouse being 75%.
(b)    100% Joint and Survivor Annuity: Under this form, payments are made in the same manner as described in Section 7.2-J hereof, but with the percentage continued to the spouse being 100%.
(c)    Single Life Annuity: Under this form, the Participant will receive a Pension payable only for his further lifetime.
(d)    Period Certain and Continuous Annuity: Under this form, payments are made in the same manner as the certain and life form described in Section 7.1-J hereof but with the number of guaranteed monthly payments being 120 (but in no event to exceed the months of life expectancy of the Participant and his designated Beneficiary at date of commencement).
(e)    Lump Sum Payment: A lump sum payment, but only if the Actuarial Equivalent lump sum value of the Participant’s Vested Accrued Benefit is more than $5,000 but not more than $20,000.
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Pension Plan- Exhibit J
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L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit K – Former Participants in the
L-3 Communications Infrared Products Retirement Plan
(Exhibit B – Former Participants in the Raytheon Company Pension Plan for Salaried Employees – Exhibit B (E-Systems, Inc. Salaried Employees Retirement Plan))

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9043814.3

ARTICLE I-K - DEFINITIONS
Whenever used in this Exhibit K the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-K    Accrued Benefit
“Accrued Benefit” means the benefit determined in accordance with IV-K expressed in the form of a monthly benefit commencing at Normal Retirement Date and payable as a Five-Year Certain and Continuous Annuity.
1.2-K    Actuarial (or Actuarially) Equivalent
“Actuarial (or Actuarially) Equivalent” means equality in value of the aggregate amounts expected to be received under different manners of payment based on interest rate and mortality assumptions in effect on the date as of which the Participant’s employment terminated, as such assumptions are defined below unless otherwise specifically provided in the Plan.
(a)    Interest rate and mortality assumptions for alternative periodic benefits and for early commencement of a Deferred Vested Pension. The interest rate shall be 7% per annum. The mortality assumption shall be taken from the 1971 Group Annuity Mortality Table, Projected by Scale D to 1975, using a unisex rate that is 50% male and 50% female.
(b)    Interest rate and mortality assumptions for single sum payments. The interest rate and mortality assumptions for purposes of computing single sum payments shall be determined in accordance with Appendix C, Section C-1.2(b). Notwithstanding the above, no single sum determined for a Participant as of any date on or after February 1, 1998 shall be less that the present value of the Participant’s Accrued Benefit determined as of February 1, 1998 using the actuarial assumptions described in subsection (a).
1.3-K    Annuity Starting Date
“Annuity Starting Date” means the first day of the first period for which a benefit is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.
1.4-K    Average Monthly Compensation
“Average Monthly Compensation” means the Participant’s average monthly rate of Compensation received from the Employer while accruing Benefit Service under this Exhibit K determined by dividing the total of the monthly Compensation amounts
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applicable to him during his “averaging period” (as defined below) by the number of months for which he received Compensation in such period. A Participant’s monthly Compensation amount for each month in any calendar year is his Compensation received during such month.
A Participant’s averaging period is the 60 consecutive calendar months (or lesser number if the Participant does not have 60 such months) which include the highest monthly amounts of pay during the last 120 calendar months prior to the Participant’s termination of Service during which the Participant received Compensation, counting the last calendar month of Service.
1.5-K    Compensation
“Compensation means:

Included Earnings	Excluded Earnings
Base Salary
Straight Time
Overtime
Double Time
Shift Differential Pay
Vacation Advance
Holiday Pay
Paid Time Off
Jury Duty Pay
Military Leave Pay
Bereavement Pay
Incentive Compensation
Lump Sum Payment in Lieu of a
     Merit Increase in Base Pay
Special Performance Awards
Sales Commissions
Performance-Based Bonuses

Quarterly Wage Adjustment
    (HRLY)
Severance Pay
Allowances Offsite/Expatriate
Completion Awards/Bonuses
Tax Equalization Payments
Customer Award Fee Payments
Hiring Bonus
Imputed Income
Restricted Stock Dividend
Milestone Awards
Tuition Refunds
Relocation Payments
Per Diem Payments
Long-Term Disability Payments
Any amounts not specifically included in Earnings

1.6-K    Deferred Vested Pension
Deferred Vested Pension means the Pension described in Section 4.5-K.
1.7-K    Employment Commencement Date
Employment Commencement Date means the date on which the Employee first performs an Hour of Service with the Employer or an Affiliated Company.
1.8-K    Hour of Service
Hours of Service means Hour of Service as defined in Section C-1.28, provided that Service credit with respect to the performance of duties for a Participant for whom hourly records are not maintained shall be granted at the rate of 45 Hours of Service for each week for which the Participant is compensated for one Hour of Service.
1.9-K    Leave of Absence
Leave of Absence means any absence authorized by the Employer under the Employer’s standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Leaves of Absence, and provided further that the Participant returns or retires within the period specified in the authorized Leave of Absence.
1.10-K    Normal Retirement Age
Normal Retirement Age means the later of: (a) the Participant’s 65th birthday and (b) the earlier of: (1) the fifth anniversary of the commencement of the earliest period of his
9043754.3

participation in this Plan or Previous Plan which has not been interrupted by a Period of Severance of at least five years which equaled or exceeded his Vesting Service before such Period of Severance and (2) the date he completes five years of Vesting Service.
1.11-K    Normal Retirement Date
Normal Retirement Date means the first day of the month coinciding with or next following the date the Participant reaches Normal Retirement Age.
1.12-K    Pension
Pension means a series of monthly amounts which are payable to a person who is entitled to receive benefits under this Exhibit K.
1.13-K    Period of Service
Period of Service means the period of time beginning on the Employee’s Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the Employee’s Severance from Service Date.
1.14-K    Period of Severance
Period of Severance means the period of time beginning on an Employee’s Severance from Service Date and ending on the Employee’s Reemployment Commencement Date. However, if the Employee was absent from employment at the Severance from Service Date (a) by reason of the Employee’s pregnancy, (b) by reason of the birth of a child to the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement, the Period of Severance is the period beginning on the second anniversary of such absence and ending on the Employee’s Reemployment Commencement Date.
1.15-K    Primary Social Security Benefit
Primary Social Security Benefit means the Social Security benefit to which the Participant is, or would be upon filing application, entitled at the later of his Normal Retirement Date and termination of employment.
The Committee may, to determine such amounts, use wage estimates for the Participant’s pre-hire period where actual wage history is not furnished by Participant. Any such wage estimates shall be made by applying a salary scale, projected backwards, to the Participant’s Compensation at his date of hire. Such salary scale shall be 6%. Notice shall be duly given to each Participant (with his summary plan description and at his termination of employment) explaining the use of such estimates and informing the Participant that he can obtain his actual wage history from the Social Security Administration. If any Participant shall furnish actual wage history in writing to the Committee no later than six months after his termination of employment or, if later, after
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he is informed of his Plan benefits, the Committee shall determine his Primary Social Security Benefit on the basis of such actual wage history.
1.16-K    Prior Plan
Prior Plan means the Raytheon Company Pension Plan for Salaried Employees as in effect on November 9, 2004.
1.17-K    Projected Primary Social Security Benefit
Projected Primary Social Security Benefit means, subject to the use of wage estimates described in the second paragraph of the definition of Primary Social Security Benefit above, the Social Security benefit to which a Participant would be entitled at his Normal Retirement Date had he continued to receive wages in covered employment until such date, at a rate equal to such wages as he was receiving just before termination of employment.
1.18-K    Reemployment Commencement Date
Reemployment Commencement Date means the first date on which an Employee performs an Hour of Service following a Period of Severance excluded under Article II-K in determining whether the Employee has a non-forfeitable right to an Accrued Benefit under the Plan.
1.19-K    Retiree
Retiree means a retired Participant who commences receiving Pension payments on the first day of the month coincident with or next following the date of termination of employment or when first eligible for Disability Pension payments (not a Deferred Vested Person).
1.20-K    Retirement
Retirement means Normal, Late, Optional Early, Early or Disability Retirement. Retirement shall be considered as commencing on the day immediately following a Participant’s last day of employment (or authorized Leave of Absence, if later).
1.21-K    Service
Service means a period or periods of employment of a Participant with the Employer used in determining eligibility for and the amount of benefits as described in Article II-K hereof.
1.22-K    Severance from Service Date
Severance from Service Date means:
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(a)    the earlier of (1) the date on which an Employee quits, retires, is discharged, or dies; and (2) except as provided in subsections (b) and (c) of this definition, the first anniversary of the first date of a period during which an Employee is absent for any reason other than quit, Retirement, discharge, or death.
(b)    If the Employee is terminated by reason of Disability (as defined in Article V-K), the Severance from Service Date is the date of that termination.
(c)    If the Employee is discharged or quits (1) by reason of the Employee’s pregnancy, (2) by reason of the birth of a child to the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement, Severance from Service Date shall mean the first anniversary of the quit or discharge.
ARTICLE II-K - VESTING AND BENEFIT CREDIT
2.1-K    Vesting
A Participant shall have a non-forfeitable right to an Accrued Benefit under the Plan upon the earlier of subsections (a) and (b):
(a)    completion of Vesting Service of at least five years, and
(b)    the date he attains his Normal Retirement Age.
A Participant’s Vesting Service shall include his vesting service credited under the Prior Plan as of November 9, 2004.
2.2-K    Vesting Service and Break in Service Rules
The Vesting Service for purposes of Section 2.1-K is the total length of all Periods of Service, except that in the case of a Participant who is reemployed by the Employer or an Affiliated Company after a Severance from Service Date, the Plan shall exclude:
(a)    If the Participant was not vested at the beginning of a Period of Severance of five or more years, any Period of Service prior to such Period of Severance if the Participant’s Period of Severance equals or exceeds the Participant’s prior Period of Service.
(b)    All Periods of Severance, except that the Period of Severance will be included as a Period of Service in the event a Participant returns from a quit, discharge or Retirement within twelve months from either (1) the date of the quit, discharge or Retirement, or (2) if the Participant was absent from employment for reasons such as layoff or Leave of Absence on the day of the quit, discharge, or Retirement, the first day of such absence.
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        Pension Plan - Exhibit K
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(c)    Notwithstanding any other provision to the contrary, a Participant who terminates employment due to a reduction in force will receive Vesting Service until the first anniversary of the date of the reduction in force or the date the participant begins receiving a Pension.
2.3-K    Benefit Service
(a)    Benefit Service is the period of employment used in determining the Accrued Benefit under this Plan. A Participant’s total Benefit Service shall be the total Service as calculated under Section 2.2-K but counting only such Service as an Eligible Employee of the Employer (and not of an Affiliated Company).
(b)    A Participant’s Benefit Service shall include his benefit service credited under the Prior Plan as of November 9, 2004.
(c)    Notwithstanding any other provision to the contrary, a Participant who terminates employment due to a reduction in force will receive Vesting Service until the first anniversary of the date of the reduction in force or the date the participant begins receiving a Pension.
ARTICLE III-K - ELIGIBILITY AND PARTICIPATION
3.1-K    Participation
This Exhibit K shall apply only to those individuals (1) who, on November 9, 2004, were participants in the Prior Plan and whose benefits were determined under Exhibit B of the Prior Plan, (2) became Employees of the Employer on November 10, 2004, and (3) for whom assets and liabilities with respect to their benefits under the Prior Plan were transferred to this Plan.
ARTICLE IV-K - NORMAL, LATE, OPTIONAL EARLY,
EARLY AND DEFERRED VESTED PENSIONS
4.1-K    Normal Pension
A Participant shall be eligible for a Normal Pension if his employment is terminated from the Employer and all Affiliated Companies on or after his Normal Retirement Age and on or before his Normal Retirement Date. Payment of a Normal Pension, in the form of payment determined under Article VII-K, shall commence as of the Participant’s Normal Retirement Date.
The amount of a Participant’s Normal Pension (stated as a Five Year Certain and Continuous Annuity) is as follows:
(a)    Post-1990 Pension. The monthly pension at his Normal Retirement Date for a Participant is equal to the greatest of paragraphs (1) through (6) as follows:
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(1)    The sum of:
(A)    1.2% of his Average Monthly Compensation multiplied by the number of his years of Benefit Service (but not in excess of ten years of Benefit Service); plus
(B)    1.6% of his Average Monthly Compensation multiplied by the number of his years of Benefit Service in excess of ten years,
(2)    The sum of:
(A)    The amount calculated for such Participant under Section 4.1-K(b) based upon his Average Monthly Compensation, Benefit Service and Projected Primary Social Security Benefit as of December 31, 1990; plus
(B)    The amount calculated for such Participant under Section 4.1K(a)(1) based upon his Benefit Service earned after December 31, 1990, (but counting all Benefit Service to determine whether subsection (A) or (B) applies in Section 4.1-K(a)(1),
(3)    Twelve Dollars ($12.00) multiplied by the number of years of Benefit Service.
(4)    If such Participant had attained age 50 on or before December 31, 1990, the amount calculated under Section 4.1-K(b) using Benefit Service and Compensation credited under this Plan as of his Severance from Service Date,
(5)    If such Participant had Compensation in 1993 or any prior year that exceeded $150,000, the sum of:
(A)    The amount calculated for such Participant under Section 4.1K(a)(1) or (2), whichever is greater, based on his Average Monthly Compensation, Benefit Service and Projected Primary Social Security Benefit as of December 31, 1993, and using the Code Section 401(a)(17) Compensation limits in effect as to benefit accruals prior to January 1, 1994, as described in the definition of Compensation in this Plan; plus
(B)    The amount calculated for such Participant under Section 4.1K(a)(1), based on his Benefit Service earned after December 31, 1993, (but counting all Benefit Service to determine whether subsection (A) or (B) applies in Section 4.1-K(a)(1)), and based on Average Monthly Compensation determined using the Code Section 401(a)(17) Compensation limits in effect as to
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benefit accruals on and after January 1, 1994, as described in the definition of Compensation in this Plan.
(6)    If such Participant had Compensation in 1993 or any prior year that exceeded $150,000, and if such Participant had attained age 50 on or before December 31, 1990, the sum of:
(A)    The amount calculated for such Participant under Section 4.1-K(a) based upon his Average Monthly Compensation, Benefit Service and Projected Primary Social Security Benefit as of December 31, 1993, and using the Code Section 401(a)(17) Compensation limits in effect as to benefit accruals prior to January 1, 1994, as described in the definition of Compensation in Section C-1.15 of the main Plan; plus
(B)    The amount calculated for such Participant under Section 4.1-K(a) based on his Benefit Service earned after December 31, 1993, and his Average Monthly Compensation and Primary Social Security Benefit as of the date of his termination of employment, and using the Code Section 401(a)(17) Compensation limits in effect as to benefit accruals on and after January 1, 1994, as described in the definition of Compensation in Section C-1.15 of the main Plan.
(7)    The greatest amount of immediately payable Optional Early or Early Pension the Participant could have received upon Retirement prior to Normal Retirement Date.
(b)    Pre1991 Pension. The monthly pension at Normal Retirement is the greater of paragraphs (1) or (2) as follows:
(1)    The difference of:
(A)    One and one-half percent (1.5%) of his Average Monthly Compensation multiplied by the number of his years of Benefit Service, less
(B)    One-half of one percent (0.5%) of his monthly amount of Primary Social Security Benefit, multiplied by the number of his years of Benefit Service;
(2)    Twelve Dollars ($12.00) multiplied by the number of his years of Benefit Service.
4.2-K    Late Pension
A Participant who meets the requirements for a Normal Pension, except that he continues in employment with the Employer or an Affiliated Company beyond his Normal
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Retirement Date, shall be entitled to a Late Pension. Payment of a Late Pension, in the form of payment determined under Article VII-K, shall commence as of the first day of the month next following the Participant’s last day of employment.
A Participant’s Late Pension shall be a monthly amount computed in the same manner as a Normal Pension, as of the date of commencement.
4.3-K    Optional Early Pension
An Employee whose employment is terminated from the Employer and all Affiliated Companies after his 60th birthday, or who is laid off after his 57th birthday, shall be eligible for an Optional Early Pension with payments commencing between ages 60 and 65, provided that either:
(a)    he has completed 10 years of Vesting Service by his Annuity Starting Date, or
(b)    his employment commenced before June 26, 1991.
Payment of an Optional Early Pension, in the amount determined under Section 4.1-K as modified to reflect the Employee’s selection of form of payment under Article VII-K, shall commence as of the first day of the month coinciding with or next following the date the Participant attains age 60 or as of the first of any subsequent month before the Employee’s Normal Retirement Date as elected in advance by the Employee; otherwise, commencement will be at the Employee’s Normal Retirement Date.
An Employee’s Optional Early Pension shall be equal to his Accrued Benefit which shall be computed in the same manner as a Normal Pension, considering his Benefit Service, and Average Monthly Compensation at actual Retirement, but using his Projected Social Security Benefit instead of his Primary Social Security Benefit.
4.4-K    Early Pension
A Participant who is not eligible for an Optional Early Pension shall be eligible for an Early Pension payable on or after the Participant attains age 55 if prior to his Normal Retirement Date his employment is terminated from the Employer and all Affiliated Companies, provided that:
(a)    his employment terminated on or after his 55th birthday, and he has completed ten or more years of Vesting Service, or
(b)    his employment terminated on account of layoff because of lack of work after his 52nd birthday and he reaches age 55 and completed at least 10 years of Vesting Service.
Payment of an Early Pension, in the form of payment determined under Article VII-K, shall commence on his Normal Retirement Date, or if the Participant requests, as of the
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        Pension Plan - Exhibit K
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first day of any subsequent month which precedes his Normal Retirement Date, but reduced as provided below.
A Participant’s Early Pension shall be equal to his Accrued Benefit, which shall be computed in the same manner as a Normal Pension, considering his Benefit Service, and Average Monthly Compensation at actual Retirement, but using his Projected Social Security Benefit instead of his Primary Social Security Benefit. However, the amount determined under the above provisions shall be reduced in accordance with the schedule set forth below based on the age of the Participant at commencement, if payment of an Early Pension commences prior to his age 60.
        Age Prior to                     Percent of
Normal Retirement Date                Accrued Benefit
    60    100%
    59    99%
    58    96%
    57    91%
    56    84%
    55    75%
For fractional years between those shown above, the percentage will be interpolated by the Administrator.
4.5-K    Deferred Vested Pension
(a)    A Participant shall be eligible for a Deferred Vested Pension if prior to eligibility for an Early Pension, Optional Early or Normal Pension his employment is terminated from the Employer and all Affiliated Companies after completion of five or more years of Vesting Service.
(b)    Payment of a Deferred Vested Pension, in the form of payment determined under Article VII-K, shall commence as of the terminated Participant’s Normal Retirement Date if he is then living to receive it. If the Participant requests the commencement of his Deferred Vested Pension as of the first day of the month coinciding with or next following his 55th birthday, or as of the first day of any subsequent month which precedes his Normal Retirement Date, his Pension shall commence as of the first day of the month so requested, but the amount thereof shall be reduced as provided below.
(c)    Notwithstanding the above:
(1)    If the Actuarial Equivalent present value of the Participant’s Vested Pension is not more than $1,000, it shall be paid as soon as administratively feasible following termination of employment in the form of a lump sum payment.
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(2)    If the Actuarial Equivalent present value of the Participant’s Vested Pension is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his Vested Pension as soon as administratively feasible following termination of employment in the form of a lump sum payment.
(3)    If the Actuarial Equivalent present value of the Participant’s Vested Pension is more than $5,000 but not more than $20,000, the Participant may elect to receive payment of his or her Vested Pension as soon as administratively feasible following termination of employment in the form of either (a) a lump sum payment or (b) the normal form described in Section 5.1-K if the Participant is not married on termination of employment or the 50% Joint and Survivor Annuity described in Section 7.2-K if the Participant is married on termination of employment. An election under this paragraph (3) to receive a lump sum payment shall be subject to the notice and consent requirements of Section C-4.8.
(d)    A Participant’s Deferred Vested Pension shall be computed in the same manner as an Early Pension, except that if payment of the Deferred Vested Pension commences prior to the Participant’s Normal Retirement Date, the reduction shall be made on an Actuarially Equivalent basis.
4.6-K    Benefits Not Decreased Due to Post-Termination Social Security Increase
Any benefit which a Participant is eligible to receive (including Disability benefits) shall not be decreased by reason of any increase in a benefit level or wage base under Title II of the Social Security Act if such increase takes place after the date of a Participant’s termination of employment hereunder.
In the event a Participant terminates his employment hereunder with a non-forfeitable right to a benefit and subsequently resumes participation in this Plan, the Accrued Benefit to which he would have been entitled had he not returned to employment shall not be decreased below its amount at the time of such termination.
4.7-K    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit K after December 31, 2019.

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        Pension Plan - Exhibit K
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ARTICLE V-K - DISABILITY
5.1-K    Termination Due to Disability
A Participant shall be eligible for a Disability Pension if his employment with the Employer is terminated by reason of Disability (as defined below) before his Normal Retirement Date, provided he has then completed ten or more years of Vesting Service and does not elect to receive an Optional Early, Early or Deferred Vested Pension.
Payment of a Disability Pension, in the form of payment determined under Article VII-K, shall commence as of the Participant’s Early Retirement, Optional Early Retirement or Normal Retirement, at the election of the Participant.
A Participant’s Disability Pension shall be computed in the same manner as a Normal Pension, considering his Average Monthly Compensation and Benefit Service as of the date of his termination on account of Disability, but using his Projected Social Security Benefit instead of his Primary Social Security Benefit; provided, however, that if the Participant incurred the Disability on or before December 31, 2013, the Participant’s Benefit Service shall be the Benefit Service he would have accumulated if his employment had continued uninterrupted until his Normal Retirement Date.
Disability shall be considered to have ended if, prior to his Normal Retirement Date, the Participant is no longer disabled as defined in the L3 Long Term Disability Plan and determined by the insurer for that Plan.
5.2-K    Recovery from Disability
If the Participant’s Disability ceases prior to his Normal Retirement Date, and he is not reemployed by the Employer or any Affiliated Company, and if he had met the requirements for an Early, Optional Early or Deferred Vested Pension on the date of his termination for Disability, he shall be entitled to receive, commencing on the first day of the month coinciding with or next following his Normal Retirement Date, a Pension equal in amount to the Early, Optional Early, or Deferred Vested Pension to which he would have been entitled, as of the date of his Disability, considering his Compensation and Benefit Service at his date of Disability. However, if the Participant requests the commencement of his Early, Optional Early or Deferred Vested Pension as of the first day of any subsequent month which is after age 55 and which precedes his Normal Retirement Date, his Pension shall commence as of the beginning of the month so requested, but the amount thereof shall be subject to reduction in accordance with Section 4.4-K or 4.5-K as applicable, based on the number of years by which the starting date of the Pension payment precedes the Participant’s Normal Retirement Date.
If Disability ceases before a retired Participant attains his Normal Retirement Date and the Participant is reemployed by an Affiliated Company, the Pension payable upon his subsequent Retirement shall be determined in accordance with the suspension of benefit provisions of Section C-4.5.
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ARTICLE VI-K - DEATH BENEFITS
6.1-K    Death Benefits Before Pension Commencement (Spouse’s Pension)
A death benefit in the form of a monthly Pension shall be payable to the surviving spouse of a Participant who has a vested Pension at the time of his death and dies before the date as of which his Pension is to commence, provided that the Participant is married to such spouse at the time of his death.
The spouse shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Retirement Date, except that, (a) if the spouse fails to make such an election, payments shall commence as of the Participant’s Normal Retirement Date and (b) if the Participant’s death is on or after his Normal Retirement Date, commencement to the spouse will be as of the first day of the next month following the Participant’s death.
The monthly amount and manner of payment of such spouse’s Pension shall be determined as though the Participant’s Pension on the date of his death (under the Deferred Vested, Early, Optional Early, Normal, or Late Pension provisions of this Plan, whichever is applicable) was paid as a 50% Joint and Survivor Annuity described in Section 7.2-K, commencing on the spouse’s payment commencement date and assuming the Participant’s death had occurred immediately. Any early commencement reductions made for periods not covered under the Deferred Vested Pension provisions of this Plan will be made on an Actuarially Equivalent basis. With respect to a Participant who incurred a Disability on or before December 31, 2013, Benefit Accrual Service credit while on Disability will be counted as to a Participant whose death occurs while the Participant was on Disability and such Participant’s Average Monthly Compensation when his Disability began shall be taken into account.
6.2-K    Benefit Service credit while on Disability
Benefit Service credit while on Disability will be counted as to a Participant whose death occurs while the Participant was on Disability and such Participant’s Average Monthly Compensation when his Disability began shall be taken into account.
6.3-K    Death After Commencement of Pension Payments
The death benefit, if any, payable after a Participant’s Pension has commenced shall be determined according to the form of benefit payable under Article VII-K hereof. If Participant has reached the date as of which his form of benefit is to commence, but dies before actual receipt of the first payment, such form of benefit shall remain effective for purposes of determining any death benefit.
If, upon the death of a Participant receiving a benefit that was limited under Section C4.2 (Limitations on Benefits) of the General Provisions, the Participant’s surviving spouse is entitled to a benefit payment smaller than the amount payable during
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the Participant’s lifetime, the benefit payments to the spouse shall be the lesser of (a) and (b):
(a)    The benefit payment which would be payable to the surviving spouse if benefits under this Exhibit K had not been limited by Section C-4.2 of the main text of the Plan.
(b)    The benefit payment which would be payable to the surviving spouse if the benefit provided under this Exhibit K had been a joint and survivor annuity with the survivor benefits equal to 100% of the amount payable while the Participant was alive, in an amount equal to the maximum limitations provided under Section C4.2 of the main text of the Plan.
ARTICLE VII-K - FORMS OF PAYMENT
7.1-K    Normal Form of Pension – Five Year Certain and Continuous Annuity
Unless the 50% Joint and Survivor Annuity in Section 7.2-K, or an alternate form in Section 7.3-K is applicable, any Pension, in the amount accrued under Article IV-K, will be paid as a Five-Year Certain and Continuous Annuity. Under this form of Pension, monthly payments are made to the Participant during the remaining life of the Participant; however, if he dies after his Pension commenced but before receiving 60 guaranteed monthly payments, then monthly payments, in the same amount, will continue to his Beneficiary until the total number of payments made (including those to the Participant and those to the Beneficiary) equals such guaranteed number.
Notwithstanding the above, in the event the above-referenced guaranteed number of monthly payments should exceed the number of months of life expectancy of the Participant and his designated beneficiary (as of the date of commencement), such guaranteed number shall be reduced to equal such life expectancy and the amount of Pension shall be increased on an Actuarially Equivalent basis.
7.2-K    50% Joint and Survivor Annuity
Unless an election to the contrary is in effect, a Participant who is married on the date as of which his Pension payments commence shall be paid his Pension in the form of a 50% Joint and Survivor Annuity. Under this form, an adjusted amount shall be paid to the Participant for his lifetime; and the spouse (to whom the Participant was married on the date as of which his Pension commenced), if surviving at the Participant’s death, shall receive thereafter for life a monthly Pension of 50% of the adjusted monthly amount paid to the Participant. This adjusted amount payable to the Participant shall be determined so that the value of the Pension payments expected to be made to the Participant and his spouse is the Actuarial Equivalent of the Pension determined under Article IV-K.
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7.3-K    Other Forms of Payment
Any Participant who is a benefit recipient hereunder may elect a benefit payable in accordance with one or more of the following options, in an Actuarially Equivalent amount, in lieu of the benefit to which he is otherwise entitled:
(a)    75% Joint and Survivor Annuity. Under this form, payments are made in the same manner as described in Section 7.2-K hereof, but with the percentage continued to the spouse being 75%.
(b)    100% Joint and Survivor Annuity. Under this form, payments are made in the same manner as described in Section 7.2-K hereof, but with the percentage continued to the spouse being 100%.
(c)    Single Life Annuity. Under this form, the payee will receive a Pension payable only for his lifetime.
(d)    Period Certain and Continuous Annuity. Under this form, payments are made in the same manner as described in Section 7.1-K hereof but with the number of guaranteed monthly payments being 120 (but in no event to exceed the months of life expectancy of the payee and his designated beneficiary at date of commencement).
(e)    Lump Sum Payment. A lump sum payment, but only if the Actuarial Equivalent lump sum value of the Participant’s Vested Accrued Benefit is more than $5,000 but not more than $20,000.

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        Pension Plan - Exhibit K
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L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit L – Former Participants in the
L-3 Communications Infrared Products Retirement Plan
(Exhibit C – Former Participants in the Raytheon Company Pension Plan for Salaried Employees – Exhibit A (Raytheon Company Pension Plan for Salaried Employees))

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        Pension Plan - Exhibit K
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9043817.3

5.4-L TenYear Certain and Continuous Annuity	18
5.5-L Joint and Survivor Annuity or TenYear Certain and Continuous Annuity with Social Security Level Income Annuity	19
5.6-L Single Sum	20
5.7-L Maximum Conversion Factor	20

L3Harris Link Simulation and Training
        Pension Plan - Exhibit L9043817.3

ARTICLE I-L - DEFINITIONS
Whenever used in this Exhibit L, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-L    Accrued Benefit
“Accrued Benefit” means the benefit determined in accordance with Article IV-L expressed in the form of a monthly benefit commencing at Normal Retirement Date.
1.2-L    Actuarial Equivalent
“Actuarial Equivalent” means the value of a benefit as determined by the actuary for the Plan. The interest rate and mortality assumptions for lump sum payments shall be those set forth in Section C-1.2. For all other optional benefits, the interest rate assumption shall be 100% of the interest rate used by the Pension Benefit Guaranty Corporation for valuing immediate and deferred annuities that is in effect for the period commencing two months prior to the actual retirement date. The mortality assumptions shall be those published in the 1984 Pension Mortality Table (UP84). Notwithstanding the above, if a Benefit is distributed in a lump sum form of payment, the interest rate and mortality assumption shall be determined in accordance with Appendix C, Section C-1.2(b).
1.3-L    Annuity Starting Date
“Annuity Starting Date” means the first day of the first period for which a Pension Benefit is payable as an annuity or, in the case of a benefit not payable as an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.
1.4-L    Credited Interest
“Credited Interest” means interest, calculated at specified per annum rates, on the contributions of a Participant compounded annually for the number of completed months following the date of first payment to the date to which interest is being calculated. Subsequent to December 31, 1980, the Company shall establish the rate of Credited Interest, provided that such rate shall be not less than 5% per annum compounded annually. Effective January 1, 1981, the rate shall be 8% until changed by written direction from the Company4. Effective January 1, 1989, the rate shall be the greater of 8% or 120% of the Federal mid-term rate for the beginning of the Plan Year for which the interest is to be credited.

4     For rates in effect during earlier periods, see provisions in effect as of December 31, 1980.
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1.5-L    Early Retirement Date
“Early Retirement Date” means the first day of any month within the ten-year period preceding Normal Retirement Date which occurs after the Participant has terminated employment and has completed a Period of Service of at least ten years and which shall have been designated by the Participant as his retirement date in a written application filed with the Administrator, provided that the Participant actually retires on such designated day.
1.6-L    Early Retirement Pension
“Early Retirement Pension” means a Pension Benefit payable under Section 3.2-L.
1.7-L    Estimated Primary Social Security Benefit
“Estimated Primary Social Security Benefit” means, as to Participants retiring on or after their Normal Retirement Date, the annual unreduced Primary Insurance Amount to which the Participant would be entitled under Title II of the Social Security Act as in effect on the earlier of the Participant’s actual Retirement Date or the date on which the Participant attains age 70, without regard as to whether the Participant is actually entitled to an unreduced Primary Insurance Amount and computed on the basis of an estimated earnings history throughout the maximum period during which the Participant could have been covered under the Social Security Act.
As to Participants who become Vested Terminees prior to their Early Retirement Date, Estimated Primary Social Security Benefit means the annual unreduced Primary Insurance Amount to which the Participant would be entitled under Title II of the Social Security Act, assuming that the Participant’s Period of Service continued until the Participant attained age 65, that until the date on which the Participant would have attained age 65 the Participant received the same rate of compensation in effect when he last performed an Hour of Service, that the Participant is actually entitled to an unreduced Primary Insurance Amount, and that said Primary Insurance Amount is computed on the basis of an estimated earnings history throughout the maximum period during which the Participant could have been covered under the Social Security Act.
As to Participants who retire on or after their Early Retirement Date but prior to their Normal Retirement Date, Estimated Social Security Benefit means the annual unreduced Primary Insurance Amount to which the Participant would be entitled under the Social Security Act assuming that the Participant received no earnings subsequent to the Participant’s Retirement Date, that the Participant is actually entitled to an unreduced Primary Insurance Amount, and that said Primary Insurance Amount is computed on the basis of an estimated earnings history throughout the maximum period during which the Participant could have been covered under the Social Security Act. Estimated earnings under this Section will be computed by the Administrator on a uniform and nondiscriminatory basis in compliance with Revenue Ruling 8445 and any other applicable statutory or administrative requirement.
9043754.3

The Administrator shall give written notice to each Participant advising him of his right to supply actual salary history and of the financial consequences of failing to supply such history. Said notice will also advise the Participant that actual salary history can be obtained from the Social Security Administration. If, within the period of one year from the later of the Participant’s Severance from Service Date and the date on which the Participant is notified of the Pension Benefit to which he or she is entitled, the Participant furnishes documentation as to actual earnings which, when applied to the formula specified in Section 3.1-L(b), will result in a higher Pension Benefit, the Participant’s Pension Benefit will be adjusted retroactive to the date of initial payment to reflect said higher amount.
1.8-L    Joint Annuitant
Joint Annuitant means the person designated by a Participant to receive the survivor annuity under a Joint and Survivor Annuity.
1.9-L    Final Average Earnings
Final Average Earnings means an annualized average of the Monthly Earnings of a Participant during the period of 60 consecutive calendar months in which the Participant’s average Monthly Earnings are the highest in the most recent 120 calendar months of the Participant’s Period of Service as a Salaried Employee preceding the first day of the month immediately following the date of termination of the Participant’s most recent Period of Participation. If a Participant has less than 60 consecutive calendar months of Monthly Earnings prior to said date, then “Final Average Earnings” means the average of a Participant’s total Monthly Earnings.
1.10-L    Monthly Earnings
“Monthly Earnings” means the base pay and lump sum payments in lieu of salary increases, performance-based bonuses, awards for service extension or completion of overseas assignments, and shift premiums actually paid to the Participant from the Employer in each calendar month for which the Participant is accruing Benefit Service, and shall exclude salary continuance or severance pay (whether paid in a lump sum or installments), and payment for unused vacation. In computing Monthly Earnings, the Administrator shall use the earnings statement for each calendar month, where available. If an earnings statement is not available for a particular calendar month, the Administrator shall use the earnings statement for the year, prorated for each month in accordance with a uniform and equitable procedure established by the Administrator.
The term Monthly Earnings also shall include amounts deferred by the Participant under a plan maintained by the Company under Code Section 125, 132(f)(4) or 401(k), amounts received from the Employer for the period of short term disability and/or period of “qualified military service,” as defined in Code Section 414(u)(5) and to the extent required by Code Section 414(u), and “monthly earnings,” as defined in the Prior Plan, credited to the Participant as of November 9, 2004 under the Prior Plan.
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        Pension Plan - Exhibit L
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Monthly Earnings for determining benefit accruals in any Plan Year shall be taken into account up to, but shall not exceed, the limit in Section 401(a)(17) of the Code in effect for that Plan Year. Any increase in the Section 401(a)(17) limit shall not apply to years preceding the first year for which the increase is effective. If a cost of living adjustment is declared under the Code Section 401(a)(17) with respect to any calendar year, it shall affect the Monthly Earnings for the Plan Year that begins on the January 1st of that same calendar year.
1.11-L    Normal Retirement Age
“Normal Retirement Age” means the Participant’s 65th birthday.
1.12-L    Normal Retirement Date.
“Normal Retirement Date” means the first day of the first month coincident with or immediately following the Participant’s 65th birthday.
1.13-L    Pension Benefit
“Pension Benefit” means the benefit under Article III-L.
1.14-L    Period of Participation
“Period of Participation” means:
(a)    that portion of a Period of Service during which the Salaried Employee was a Participant and,
(b)    for purposes of determining the Pension Benefit payable under Article 3.1-L(b), that portion of a Period of Service as a Salaried Employee subsequent to the first day of the month immediately following the date on which the Participant has attained age 21 and has completed a Period of Service of one year, excluding any portion of a Period of Service prior to January 1, 1981, during which the Participant while eligible to contribute to the Plan did not do so and any portion of a Period of Service prior to January 1, 1981, with respect to which contributions were withdrawn by the Participant prior to January 1, 1981, and not redeposited.
1.15-L    Period of Service
“Period of Service” means the period of time beginning on the date the Participant first completes an Hour of Service and ending on the Participant’s Severance from Service Date. In addition, in the event that the Participant’s termination of employment is determined to be due to layoff, without regard to whether the employee has recall rights, for purposes of determining the Participant’s vesting rights, benefit accruals and Early Retirement Date, the Participant’s Period of Service shall also include the 12-month period commencing with the Participant’s termination of employment.
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        Pension Plan - Exhibit L
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1.16-L    Prior Plan
“Prior Plan” means the Raytheon Company Pension Plan For Salaried Employees as in effect on November 9, 2004.
1.17-L    Salaried Employee
“Salaried Employee” means an Employee on either the nonexempt salaried payroll or the exempt salaried payroll.
1.18-L    Severance from Service Date
“Severance from Service Date” means the earlier of:
(a)    the date on which an Employee quits, retires, is discharged, or dies; or
(b)    the first anniversary of the first date of a period during which an Employee is absent for any reason other than quit, retirement, discharge or death; provided that in the case of an Employee who is absent from service beyond the first anniversary of the first day of absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child to the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement, the Severance from Service Date shall be the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of absence is neither a Period of Service nor a Period of Severance.
1.19-L    Statutory Accumulated Contributions
Statutory Accumulated Contributions means the sum of a Participant’s contributions to the Prior Plan and transferred to this Plan with annual compound interest for the number of completed months following the first payment of Participant Contributions through the date on which the interest is being calculated. Interest shall be credited at the following rates: (a) through December 31, 1974, at the rate, if any, provided in the Prior Plan; (b) from January 1, 1975 through December 31, 1987, at the rate of five percent compounded annually; (c) from January 1, 1988 through the “determination date,” (i.e., the date on which the Participant’s Benefit is scheduled to commence or, if earlier, the date on which such Participant’s contributions are withdrawn), at a rate of 120 percent of the Federal mid-term rate (as in effect under Section 1274 of the Code for the first day of each Plan Year); and (d) from the “determination date” through the Participant’s Normal Retirement Date, at a rate equal to 100% of the interest rate used by the Pension Benefit Guaranty Corporation for valuing immediate and deferred annuities with respect to determinations made before January 1, 2000, and (ii) the interest rate equal to the “applicable interest rate” prescribed by the Secretary of Treasury pursuant to
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        Pension Plan - Exhibit L
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Section 417(e)(3)(A)(ii)(II) of the Code with respect to determinations made after December 31, 1999.
1.20-L    Vested Terminee
“Vested Terminee” means a Participant who is no longer employed by the Employer and has a right to a nonforfeitable Pension Benefit.
ARTICLE II-L - ELIGIBILITY AND PARTICIPATION
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        Pension Plan - Exhibit L
9043817.3

2.1-L    Participation
This Exhibit L shall apply only to the following individuals:
(a)    Employees (i) who, on November 9, 2004, were participants in the Prior Plan and whose benefits were determined under Exhibit A of the Prior Plan, (2) became Employees of the Employer on November 10, 2004, and (3) for whom assets and liabilities with respect to their benefits under the Prior Plan were transferred to this Plan.
(b)    Employees, other than those Employees described in paragraph (1) who are hired by the Employer on or after November 9, 2004 and before January 1, 2007 and are not eligible to participate under the terms of any other Exhibit of this Plan shall be eligible to participate in the Plan as of the first day of the month immediately following the date on which they have attained age 21 and completed a one year Period of Service.
ARTICLE III-L - PENSION BENEFITS
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        Pension Plan - Exhibit L
9043817.3

3.1-L    Normal Retirement Pension
(a)    A Participant shall be eligible for a Normal Retirement Pension as of his Normal Retirement Date.
(b)    Standard Formula. The Pension Benefit payable to a Participant on his Normal Retirement Date shall be an annual benefit for life in the form of a single life annuity derived from the following formula:
Participant’s Final Average Earnings less Participant’s Estimated Primary Social Security Benefit multiplied by 1.8 percent for each year during the Participant’s Period of Participation completed on or before December 31, 2018, in the aggregate, to a maximum of 20 years and multiplied by 1.2 percent for each additional year in excess of 20 of the Participant’s Period of Participation completed on or before December31, 2018, in the aggregate.
If a Participant has an Hour of Service on December 31, 2018, the Participant’s accrued benefit determined under this Section 3.1-L(b) at any time after December 31, 2018 shall not be less than the accrued benefit under this Section 3.1-L(b) determined as of December 31, 2018.
(c)    Alternate Formula. A Participant who, as of December 31, 1980, was a Participant of the Prior Plan shall be entitled to a Pension Benefit calculated under the provisions of the Prior Plan in effect on December 31, 1980, if said Pension Benefit would be higher than the Pension Benefit determined pursuant to Section 3.1-L(b). In determining the Pension Benefit described in this subsection (c), the Administrator will increase the benefit accrued as of December 31, 1980, by 10% and add to said benefit the additional benefit which the Participant would have earned under the provisions of the Prior Plan in effect on December 31, 1980, if said Plan had remained in effect from January 1, 1981, through the Participant’s Severance from Service Date, had provided for accrual of pension credit while in a Period of Service and the Participant had continued to contribute to the Plan until the Participant’s Severance from Service Date. For purposes of determining said additional benefit, the Administrator will add to the “annual earnings” as defined in the Prior Plan in effect as of December 31, 1980, any bonuses payable to a Participant on or subsequent to January 1, 1981, which were deferred in accordance with the terms of the Voluntary Deferment Bonus Plan for Raytheon Company and Subsidiaries.
(d)    Minimum Benefit. The annual Pension Benefit payable under subsection (b) or (c), as applicable, shall not be less than $492 times the number of years in the Participant’s Period of Service as a Salaried Employee, in the aggregate.
(e)    Reduction in Benefit for Withdrawal of Contributions. Any annual Pension Benefit payable under subsections (b), (c) or (d) to a Participant who withdraws contributions made prior to January 1, 1981 shall be reduced in accordance with
1939001    8    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

this subsection (e), except that a benefit payable under subsection (d) (Minimum Benefit) shall not be reduced pursuant to this subsection (e) to an amount which is lower than $240 times the number of years in the Participant’s Period of Service as a Salaried Employee. Said reduction shall be determined by using (1) the sum of (i) the Participant’s contributions and Credited Interest as of the date of withdrawal and (ii) interest on the amount determined under (i) at a rate equal to the annual interest rate on 30-year U.S. Treasury securities for the month of August prior to the Plan Year in which falls the date as of which the determination is made from the date of withdrawal to the date said Participant attains Normal Retirement Age, provided that for distributions occurring in 2007, the interest rate shall be the interest rate for August 2006 or November 2006, whichever produces the greater benefit, and (2) converting such amount in paragraph (1) to an annuity using the interest rate under (ii) above and the mortality assumption taken from the mortality table prescribed in Rev. Rul. 200162.
3.2-L    Early Retirement Pension
(a)    Participants. A Participant (other than a Vested Terminee) who attains his Early Retirement Date shall be entitled to a Pension Benefit based upon the Pension Benefit payable on the Participant’s Normal Retirement Date to which the Participant is entitled under Section 3.1-L, reduced on the basis of the Participant’s age at Early Retirement Date as follows:
    Age Attained as of
    Last Birthday Prior
    to Commencement of    Percentage of Normal
    Pension Benefit    Retirement Benefit5

64    100%
63    100%
62    100%
61    100%
60    100%
59    93%
58    86%
57    79%
56    72%
55    65%

The payment of this Early Retirement Pension shall commence on the Early Retirement Date and shall continue during the Participant’s lifetime. The Participant may defer receiving his Early Retirement Pension until a later date up to but not beyond his Normal Retirement Date. In such event, the Participant’s Early Retirement Pension under the foregoing formula shall be based upon the
5    Interpolations will be made for months between stated ages.
1939001    9    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

Participant’s age at the date to which receipt of the benefit is deferred and upon Period of Service and Period of Participation only to said Early Retirement Date. For purposes of this subsection (a) and subsection (b), the Pension Benefit of a Participant with at least 25 Years of Service who is involuntarily laid off prior to attainment of the Participant’s Early Retirement Date will be determined on the basis of the reduction schedule in subsection (a) rather than the schedule in subsection (b).
(b)    Vested Terminees. A Participant shall be eligible for a deferred vested Pension if prior to eligibility for an Early Retirement Pension his employment is terminated after the completion of a Period of Service of five (5) or more years, excluding any Period of Service during which the Participant while eligible to contribute to the Prior Plan, but did not contribute. Payment of a deferred vested Pension shall commence as of the Participant’s Normal Retirement Date if he is then living or, if the Participant has at least ten (10) years of Vesting Service and so requests, as of the first day of the month coinciding with or next following his fifty-fifth (55th) birthday, or as of the first day of any subsequent month which precedes his Normal Retirement Date, but reduced as provided below (provided that in no event shall said reduction reduce the benefit accrued to the Participant as of December 31, 1980 under the Prior Plan):
    Age Attained as of
    Last Birthday Prior
    to Commencement of    Percentage of Normal
    Pension Benefit    Retirement Benefit6

65    100.0%
64    93.3%
63    86.7%
62    80.0%
61    73.3%
60    66.7%
59    63.3%
58    60.0%
57    56.7%
56    53.3%
55    50.0%

The percentage reduction for an immediate Early Retirement Pension shall be determined as of the Participant’s Early Retirement Date; the reduction for a deferred Early Retirement Pension shall be determined as of the date to which payment of the Early Retirement Pension is deferred.
6    Interpolations will be made for months between stated ages.
1939001    10    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

If the Actuarial Equivalent present value of the Participant’s Vested Pension is not more than $1,000, it shall be paid as soon as administratively feasible following termination of employment in the form of a lump sum.
If the Actuarial Equivalent present value of the Participant’s Vested Pension is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Vested Pension as soon as administratively feasible following termination of employment in the form of a lump sum. If the Actuarial Equivalent present value of the Participant’s Vested Pension is more than $5,000 but not more than $20,000, the Participant may elect to receive payment of his or her Vested Pension as soon as administratively feasible following termination of employment in the form of either (a) a lump sum or (b) the normal form described in Section 5.1L if the Participant is not married on termination of employment or the Qualified Joint and Survivor Annuity described in Section 5.2-L if the Participant is married on termination of employment. An election under this paragraph (3) to receive a lump sum payment shall be subject to the notice and consent requirements of Section C-4.8.
(c)    Non-Vested Terminees. If a Participant’s Severance from Service Date occurs for any reason other than death or retirement before he has completed the requirements specified in Section 3.3-L(b) for entitlement to a non-forfeitable right to the Accrued Benefit attributable to the Participating Employer’s contributions on said Participant’s behalf, the Participant shall be considered to have withdrawn from this Exhibit L; and if said Participant has made contributions to the Prior Plan or this Exhibit L which have not been withdrawn, said contributions plus Credited Interest to the date of payment shall be returned to the Participant within 120 days following said date; provided, however, that the amount returned to the Participant shall not be less than the Participant’s Statutory Accumulated Contributions. If the amount of the Participant’s contributions plus Credited Interest is in excess of $1,000 for Annuity Starting Dates, the Participant must consent to the distribution prior to his Normal Retirement Date. In such a case, distribution shall be made in the standard form of Benefit applicable to the Participant or in the form of a lump sum provided, that in the case of a married Participant, no election of a lump sum shall be effective without the written consent of the Participant’s Spouse under the same conditions as specified in Section C-4.8 of the main text of the Plan.
3.3-L    Accrual of Benefits During Disability
If a Participant who is actively employed or on an Authorized Leave of Absence becomes Disabled on or before December 31, 2013, the Participant shall receive credit for a Pension Benefit from the date of commencement of Disability until his Normal Retirement Date or Early Retirement Date or such earlier date on which he ceases to be Disabled. In determining the applicable credit under Section 3.1-L(b) and (c), the Participant’s earnings during the period of Disability shall be determined by using the
1939001    11    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

base rate and any supervisory differential or shift premium in effect as of the date on which the Participant becomes Disabled and any commissions, performance-based bonuses, or incentive pay received during the 12 calendar months immediately preceding the date of Disability and, to the extent any of the foregoing earnings are used in determining the Participant’s Final Average Earnings, the Final Average Earnings will be offset by the Estimated Primary Social Security Benefit determined under Title II of the Social Security Act, as in effect during the last pay period preceding the Participant’s Disability. In determining the Pension Benefit under the alternate formula in Section 3.1L(c) of this Article IV, the Administrator shall apply the provisions of the Plan in effect on December 31, 1980.
3.4-L    Benefits Not Decreased Due to Post-Termination Social Security Increase
Any benefit which a Participant is eligible to receive (including Disability benefits) shall not be decreased by reason of any increase in a benefit level or wage base under Title II of the Social Security Act if such increase takes place after the date of a Participant’s termination of employment hereunder.
In the event a Participant terminates his employment hereunder with a non-forfeitable right to a benefit and subsequently resumes participation in this Plan, the Accrued Benefit to which he would have been entitled had he not returned to employment shall not be decreased below its amount at the time of such termination.
3.5-L    Withdrawal of Contributions
A Participant who withdraws his contributions and Credited Interest (collectively “contributory account”) shall be entitled to a Pension Benefit based on the accrued benefit derived from Employer contributions, provided that when the Participant applies for a Pension Benefit hereunder said Participant meets the requirements of Section 3.1-L, 3.2L, or 3.3-L. Said Pension Benefit shall be the Pension Benefit to which the Participant is otherwise entitled, reduced as provided in Section 3.1-L(e). Withdrawal of the contributory account may be effected only by the Participant’s filing a request for withdrawal with the Administrator on a form provided by the Administrator, except that upon a Participant’s death the Participant’s spouse may effect a withdrawal by filing a request with the Administrator prior to the commencement of payment of a Pension Benefit. The Participant may elect to receive his contributory account in the standard form of Benefit applicable to the Participant, or in the form of a lump sum payment. In the case of a married Participant, no election to receive the contributory account in a lump sum will be effective unless the Participant’s spouse has consented thereto in writing, and such consent satisfies the requirements of Section C-4.8 of the main text of the Plan. No withdrawal may be made on or after the date as of which a Pension Benefit is first due to be paid to the Participant, his Joint Annuitant, or Beneficiary, except that, if a Participant (or Participant’s spouse after the death of the Participant) files a withdrawal request within the same calendar year as the Annuity Starting Date but before that date, he may elect to defer receipt of the contributory account until January of the year next following the Annuity Starting Date. In such event, the Pension Benefit payable as of the
1939001    12    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

Retirement Date shall be reduced as provided in Section 3.1-L(e), even though the actual receipt of the contributory account has been deferred. In determining the amount of any withdrawal, interest shall be credited until the date of the payment.
3.6-L    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit L after December 31, 2019.

ARTICLE IV-L - DEATH BENEFITS
1939001    13    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

4.1-L    Death Prior to Annuity Starting Date
If the Participant’s death occurs prior to his Annuity Starting Date, any contributions made by the Participant and not withdrawn, plus Credited Interest, to the first day of the month in which death occurs shall be paid in a lump sum to the Participant’s Beneficiary, unless said Participant has a surviving spouse who is eligible for a survivor benefit as provided in Section 4.3-L, or unless a death benefit is payable under Article V-L.
4.2-L    Death After Annuity Starting Date
If the Participant’s death occurs after his Annuity Starting Date, a Participant’s Beneficiary shall receive in a lump sum the unpaid portion of the total amount of the Participant’s contributions plus Credited Interest to his Annuity Starting Date that was not received by the Participant prior to his death unless (a) the Participant’s form of benefit as provided in Section 5.1-L was a 50% Joint and Survivor Annuity (and said Participant has not made an unrevoked election to take a single life annuity in lieu thereof, or (b) the Participant had elected a Joint and Survivor Annuity as provided in Section 5.3-L, or a Ten-Year Certain and Continuous Annuity as provided in Section 5.4L.
In the event the applicable benefit is a Joint and Survivor Annuity and both the Participant and the Joint Annuitant die after the Participant’s Annuity Starting Date, the Participant’s Beneficiary shall receive in a lump sum the unpaid portion of the total amount of the Participant’s contributions plus Credited Interest that was not received by the Participant and the Joint Annuitant prior to the death of the survivor.
4.3-L    Surviving Spouse Benefit
If a Participant’s death occurs prior to his Annuity Starting Date, such Participant’s spouse, if legally married to the Participant as of the date of death, shall be eligible to receive a Surviving Spouse Benefit which shall commence on the later of the earliest date on which the Participant would have been eligible for early retirement, or the first day of the month following said Participant’s death. If the Participant’s death occurs after the earliest date on which the Participant would have been eligible for early retirement, or normal retirement, said Surviving Spouse Benefit shall be equal to the amount which would have been payable to the spouse if the form of the Participant’s Pension Benefit was a 50% Joint and Survivor Annuity, and the Participant had retired on the first day of the month in which he died. If a Participant retires and elects an optional form of Benefit under Article V-L, which provides a survivor benefit to his spouse in excess of 50%, the Surviving Spouse Benefit shall be calculated in accordance with such prior election. If the Participant’s death occurs prior to such date, the Surviving Spouse Benefit shall be equal to the amount which would have been payable to the spouse if the Participant had: (a) terminated employment on the date of death (or date of termination of employment, if earlier); (b) survived to the earliest date on which the Participant would have been eligible for early retirement; (c) retired with an immediate 50% Joint and Survivor Annuity; and (d) died on or after the date specified in (b) above. No Surviving Spouse
1939001    14    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

Benefit will be paid in the event of the occurrence of one of the following events prior to the Participant’s death: (1) death of the Participant’s spouse; or (2) commencement of Pension Benefit under Article V-L. If, as of the date of death, the Participant is a Vested Terminee, the Pension Benefit will be determined in accordance with the early retirement reduction formula in Section 3.3-L(b). If the Participant is a Salaried Employee as of the date of death, the early retirement reduction formula in Section 3.3-L(a) will be used to determine the Pension Benefit.
The cost of the Surviving Spouse Benefit shall be fully subsidized by the Plan. Such benefit may not be waived by the Participant, and in no case may the Beneficiary be someone other than the surviving spouse.
If, as of the date of death of the Participant, the Participant’s contributions plus Credited Interest have not been withdrawn pursuant to Section 3.5-L, the surviving spouse shall have the option to withdraw said contributions in accordance with the provisions of Section 3.5L. If the surviving spouse chooses to withdraw the Participant’s contributions and Credited Interest, the Surviving Spouse Benefit will be determined as though the Participant had withdrawn the contributions and Credited Interest before his death.

ARTICLE V-L - FORM OF BENEFIT
1939001    15    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

5.1-L    Standard Form of Benefit
The standard form of Pension Benefit for married Participants shall be a 50% Joint and Survivor Annuity with the Participant’s spouse as Joint Annuitant, unless the Participant elects an optional form of benefit under this Article V-L. The standard form of Pension Benefit for all other Participants, as well as those married Participants electing not to take said 50% Joint and Survivor Annuity, shall be a single life annuity on the Participant’s life. The Pension Benefit payable as a 50% Joint and Survivor Annuity will be a reduced Pension Benefit in the amount of 90% of the single life annuity to which the Participant would otherwise be entitled as a retirement Pension Benefit adjusted as follows based on the age of the Participant’s spouse.
If the spouse is older than the Participant, the foregoing percentage of Pension Benefit shall be increased by adding to said 90% the adjustment factor of 1/24 of 1% for each month by which the spouse’s age exceeds the Participant’s age (e.g., if the spouse is two years older than the Participant, the 50% Joint and Survivor Annuity shall be 91% of the single life annuity to which the Participant would be entitled as a Pension Benefit). In no event shall the amount of the Joint and Survivor Annuity exceed the amount of the single life annuity to which the Participant would be entitled as a Pension Benefit. If the Participant is older than the spouse, said 90% shall be decreased by subtracting therefrom the adjustment factor of 1/24 of 1% for each month by which the Participant’s age exceeds the spouse’s age (e.g., if the Participant is two years older than the spouse, the 50% Joint and Survivor Annuity shall be 89% of the single life annuity to which the Participant would be entitled as a Pension Benefit).
For purposes of computing age differentials between two persons, the years, months, and days of the younger person shall be subtracted from those of the older person. A calendar year shall be the equivalent of 12 months; a calendar month shall be the equivalent of one month; 16 days or more shall be construed as one month; 15 days or less shall be construed as zero months.
In the event a married Participant’s spouse dies prior to the Participant’s Annuity Starting Date, the standard form of annuity applicable to the Participant shall be a single life annuity unless an optional form of benefit is elected.
5.2-L    Social Security Level Income Annuity
A Participant other than a Vested Terminee who retires prior to age 62 may elect to receive during his lifetime until the first day of the month first following his 62nd birthday an increased monthly Pension Benefit in lieu of the Pension Benefit described in Section 5.1L, such Pension Benefit to be reduced at said date by the approximate amount of the Primary Insurance Amount which the Participant may receive at age 62, and to continue during the remainder of his lifetime. The increased monthly Pension Benefit shall be equal the amount determined under (a) or (b), whichever is greater:
1939001    16    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

(a)    the Participant’s Early Retirement Pension (as computed under Section 3.3-L)), plus the Participant’s expected Primary Insurance Amount at age 62, less the product of said expected Primary Insurance Amount and the appropriate factor as determined on the basis of the following table (interpolations will be made for the months by which the Participant exceeds the most recent age shown on the table) or based on the actuarial assumptions for a lump sum form of payment in Section 1.2-L, which results in the greater benefit:
    Age At Commencement of
     Pension Benefit     Appropriate Factor

61    .08
60    .16
59    .22
58    .28
57    .33
56    .38
55    .42

(b)    The Actuarial Equivalent of the Participant’s Early Retirement Pension, using the assumptions specified in Section 1.2-L for determining lump sum payments. If the resulting benefit is less than the Participant’s expected Primary Insurance Amount at age 62, the increased monthly Pension Benefit payable until said Primary Insurance Amount begins shall instead be the Participant’s Early Retirement Pension divided by the appropriate factor above. In such event, the Primary Insurance Amount begins at age 62, no further Pension Benefit shall be paid.
5.3-L    Joint and Survivor Annuity
A Participant may elect to receive in lieu of the Pension Benefit described in Section 5.1L a reduced Pension Benefit payable during his lifetime after retirement with payments of the same amount or of a lesser amount to continue after his death to a Joint Annuitant designated by the Participant at the time of election of such option.
If a Participant who has made an election under this Section 5.3-L terminates employment with the Employer on or after his Early Retirement Date or Normal Retirement Date, and dies prior to his Annuity Starting Date without a surviving spouse, benefits shall be payable in accordance with such election to the designated Beneficiary as though the Participant’s Annuity Starting Date were the first day of the month in which he died.
The reduced Pension Benefit payable to the Participant shall be a percentage of the Pension Benefit otherwise payable, determined on the basis of the following formula:
1939001    17    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

    Portion of Pension Benefit to be    Percentage of Pension
    Continued After Participant’s Death    Benefit Otherwise Payable

    All    80%
    3/4    85%
    1/2    90%

If the Joint Annuitant is older than the Participant, the foregoing percentage of Pension Benefit will be increased by adding thereto the adjustment factor set forth below multiplied by the number of months the Joint Annuitant’s age exceeds the Participant’s age. In no event shall the Joint and Survivor Annuity elected by a Participant exceed the Pension Benefit otherwise payable to said Participant. If the Participant is older than the Joint Annuitant, the foregoing percentage of Pension Benefit will be decreased by subtracting therefrom the adjustment factor set forth below multiplied by the number of months the Participant’s age exceeds the Joint Annuitant’s age.
    Portion of Pension Benefit to be
    Continued After Participant’s Death    Adjustment Factor

    All    1/12 of 1%
    3/4    1/16 of 1%
    1/2    1/24 of 1%

If the Participant dies before his Early Retirement Date or Normal Retirement Date, no Pension Benefit shall be payable to the Joint Annuitant, unless a Surviving Spouse Benefit is payable pursuant to Article IV-L.
If the Joint Annuitant designated by the Participant dies before the Participant’s Annuity Starting Date, the election of the Joint and Survivor Annuity shall be void and the Pension Benefit to which he would otherwise be entitled shall be payable to the Participant as if such election had not been made.
The designation of a Joint Annuitant may be rescinded or changed by the Participant at any time prior to the Annuity Starting Date.
5.4-L    TenYear Certain and Continuous Annuity
A Participant may elect to receive in lieu of his Pension Benefit described in Section 5.1L, a reduced Pension Benefit payable during his lifetime with a guarantee of 120 monthly payments and if the Participant dies after his Annuity Starting Date, the balance of such remaining 120 monthly payments, if any, will be paid to his Beneficiary.
If a Participant who has made an election under this Section 5.4-L terminates employment with the Employer on or after his Early Retirement Date or Normal Retirement Date and dies prior to his Annuity Starting Date without a surviving spouse, benefits shall be payable in accordance with such election to the designated Beneficiary
1939001    18    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

as though the Participant’s Annuity Starting Date were the first day of the month in which he died.
The reduced Pension Benefit shall be a percentage of the Pension Benefit otherwise payable, as determined by the following formula (interpolations will be made for the months by which the Participant exceeds the most recent age shown on the table):
     Age at Pension     Percentage of
    Benefit Commencement    Pension Benefit
    65 or over    91.0%
        64    92.0%
            63    93.0%
            62    94.0%
            61    95.0%
            60    95.5%
            59    96.0%
            58    96.3%
            57    96.6%
            56    96.9%
        55    97.2%

5.5-L    Joint and Survivor Annuity or TenYear Certain and Continuous Annuity with Social Security Level Income Annuity
A Participant other than a Vested Terminee who retires prior to age 62 may elect to receive in lieu of the Pension Benefit described in Section 5.1-L, one of the four Joint and Survivor Annuities described in Section 5.3-L, or the TenYear Certain and Continuous Annuity, described in Section 5.4-L, in combination with the Social Security Level Income Annuity described in Section 5.2-L. In such event, the Administrator shall determine the amount payable under the Joint and Survivor Annuity or TenYear Certain and Continuous Annuity selected by the Participant. The amount of this annuity shall be substituted for the Participant’s Early Retirement Pension in determining the amount payable under the Social Security Level Income Annuity. The amount determined thereunder using the Joint and Survivor Annuity in lieu of Early Retirement Pension will be the Pension Benefit payable during the Participant’s lifetime. If the Joint Annuitant survives the Participant, the Joint Annuitant will receive an annuity equal to the selected proportion of the Pension Benefit being received by the Participant. The amount determined using the TenYear Certain and Continuous Annuity in lieu of Early Retirement Pension will be payable during the Participant’s lifetime and, if the Participant dies prior to receiving a Pension Benefit for ten years, such Pension Benefit will be payable to the Participant’s Beneficiary, in accordance with the conditions specified in Section 5.4-L.
If a Participant who has made an election under this Section 5.5-L terminates employment with the Employer on or after his Early Retirement Date or Normal
1939001    19    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

Retirement Date and dies prior to his Annuity Starting Date without a surviving spouse, benefits shall be payable in accordance with such election to the designated Beneficiary as though the Participant’s Annuity Starting Date were the first day of the month in which he died.
5.6-L    Single Sum
A Participant may elect to receive a single sum payment, but only if the Actuarial Equivalent present value of the Participant’s Vested Accrued Benefit is more than $5,000 but not more than $20,000.
5.7-L    Maximum Conversion Factor
In no event may the conversion factors for benefits payable under this Article V be greater than .999.
1939001    20    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit M - Former Participants in the
L-3 Communications Infrared Products Retirement Plan
(Exhibit D – Former Participants in the Raytheon Company Pension Plan for Salaried Employees - Exhibit E (Raytheon TI Systems Pension Plan))

1939001    21    L3Harris Link Simulation and Training
        Pension Plan - Exhibit L
9043817.3

9043806.3

9043754.3

ARTICLE I-M - DEFINITIONS
Whenever used in this Exhibit M, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-M     Accrued Benefit
“Accrued Benefit” means the Pension (other than a Disability Pension) determined under the Plan expressed in the form of a monthly benefit commencing at the Participant’s Normal Payment Start Date (or the Earliest Payment Start Date in the case of a Late Pension), which an Employee has accrued at any time under the provisions of the Plan, regardless of his vested status, determined as if he had then terminated employment.
1.2-M     Actuarial (or Actuarially) Equivalent
“Actuarial (or Actuarially) Equivalent” means equality in value of the aggregate amounts expected to be received under different manners of payment based on interest rate and mortality assumptions, as such assumptions are defined below.
(a)    Except as provided in subsection (b),
(1)    An interest rate assumption equal to the interest rate which would be used during the first month of the Plan Year in which the present value or actuarial equivalent is determined, by the Pension Benefit Guaranty Corporation for purposes of determining the single sum value of a lumpsum distribution on Plan termination.
(2)    A mortality assumption taken from the UP1984 Mortality Table without set back for calculations based upon the mortality of the Employee and with a three-year set back for any Beneficiaries or other contingent payees.
(b)    For purposes of determining the amount of a lump sum form of payment under Section 6.3-M(d) the interest rated and mortality assumption determined under Appendix C, Section C-1.2(b) shall be used.
1.3-M     Annuity Starting Date
“Annuity Starting Date” means the first day of the first period for which Pension payments to a Participant commence in accordance with the Plan (rather than the actual date of payment); provided that for a lump sum distribution, the Annuity Starting Date shall be the date as of which distribution is to be made.
1.4-M     Average Credited Earnings
“Average Credited Earnings” means the quotient obtained by dividing the Participant’s total Compensation during the Participant’s Benefit Service; plus all Compensation
    1     L3Harris Link Simulation and Training
        Pension Plan - Exhibit M9043806.3

during the pay period in which the Participant commenced participation in the Plan, by the Participant’s Benefit Service excluding from the divisor any period of Leave of Absence for military leave, temporary government service, or other public service; provided, however, that for a Participant with five or more consecutive calendar years of Benefit Service as of the most recent December 31 coincident with or next preceding termination of employment, Compensation for all Benefit Service to such December 31 shall be deemed to be the product obtained by multiplying the Participant’s Benefit Service through such December 31 by the quotient obtained by dividing the Participant’s Compensation for the highest five consecutive calendar years of Benefit Service prior to and including such December 31 by five.
Notwithstanding the foregoing, in determining the Average Credited Earnings for Employees whose pay is not determined on the basis of certain amounts for each hour worked and who have entered into an agreement with the Employer to work a schedule that is more than 20 but less than 40 hours per week, the Employee’s Compensation shall be based on the full-time rate of pay for that Employee. Full-time rate shall be determined in accordance with ERISA Regulation Section 2530.200(b)-3(f).
1.5-M     Compensation
“Compensation” means the total earnings paid by an Employer to an Employee during the year while accruing Benefit Service under Section 2.2-M including but not limited to:
(a)    base pay;
(b)    overtime premiums;
(c)    sales bonuses;
(d)    performance premiums;
(e)    premiums paid in addition to base salary to compensate for hazardous duty, hardship, inconvenience or other unusual job factors; and
(f)    incentive awards;
but excluding:
(g)    non-performance-based bonuses;
(h)    severance pay;
(i)    travel expenses;
(j)    resettlement allowances;
(k)    payments or reimbursements for expenses incurred by the Employee;
9043754.3

(l)    cost-of-living differentials paid in addition to base salary to compensate for differences in living costs;
(m)    income realized by an Employee from the exercise of an employee stock option or from the disposition of stock acquired upon exercise of an option;
(n)    payments in cash or stock pursuant to awards of performance units made under an incentive compensation plan and any income realized upon disposition of stock received pursuant to awards of performance units under the Employer’s incentive compensation plan;
(o)    completion bonuses or similar payments made pursuant to an agreement which provides for such bonuses or payments upon continued employment with the Employer or Affiliated Company and which includes an agreement by the Employee not to engage in a business that competes with the Employer or Affiliated Company;
(p)    all payments in cash or property that constitute perquisites or employee benefits that are not specifically based on services rendered but solely on status as an Employee; and
(q)    the market value of catalog points awarded and perfect attendance awards.
1.6-M     Covered Employment
“Covered Employment” means the employment category for which this Exhibit M of the Plan is maintained, which includes any employment as an Employee of the Employer.
1.7-M     Earliest Payment Start Date
“Earliest Payment Start Date” means the earliest date as of which a Participant’s or Beneficiary’s Pension payment may commence or the benefit is distributed as set forth below.
(a)    If an Participant terminates employment or dies on the first day of a month, then the Earliest Payment Start Date shall be the first day of the month next following his termination of employment; and
(b)    if an Participant terminates employment or dies other than on the first day of a month, then his Earliest Payment Start Date shall be the first day of the second month following his termination of employment.
1.8-M     Final Average Earnings
“Final Average Earnings” means the lesser of (a) or (b) below:
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(a)    the average of the Participant’s annual Compensation, up to each year’s Social Security Wage Base, for the most recent period of three consecutive completed calendar years of participation during which Compensation was received, ending with the year preceding the year in which the Participant terminates employment; provided that if the Participant does not have three consecutive calendar years of participation with the Employer, the Participant’s full period of participation during which Compensation was received shall be used for this purpose. For purposes of this subsection (a) any full calendar years of Leave of Absence shall be excluded, a Participant’s Compensation shall be annualized during any partial years of Service, and any calendar year in which no Compensation is paid to an Participant shall be disregarded. In the event that a former Participant is rehired into Covered Employment, Final Average Earnings for periods after the date of such rehire shall be determined without regard to Final Average Earnings during periods of employment with the Employer prior to the Participant’s date of rehire; or
(b)    the average of the Social Security Wage Bases for the 35 years ending with the year the Participant reaches Social Security Retirement Age; provided that for a Participant who terminates employment prior to his Social Security Retirement Age, the amount determined under this subsection (b) shall be determined by assuming that the Social Security Wage Base that was in effect as of the date of the Participant’s termination of employment remained in effect until the Participant reached Social Security Retirement Age.
1.9-M     Former TI Employee
“Former TI Employee” means an Employee who is a Transferred Individual, as defined in the asset purchase agreement dated January 4, 1997, between Texas Instruments Incorporated (TI) and Raytheon Company for the sale of assets of TI’s Defense Business.
1.10-M     Leave of Absence
“Leave of Absence” means any period during which a Participant is absent from employment because of temporary disability, temporary layoff, any period of service in the Armed Forces of the United States, or if a Participant is a national of a country other than the United States, in the Armed Forces of the country of which the Participant is a national, or any other absence so designated by the Employer.
1.11-M     Normal Payment Start Date
“Normal Payment Start Date” means the first day of the month following the Participant’s Normal Retirement Date.
1.12-M     Normal Retirement Age
“Normal Retirement Age” means the Participant’s 65th birthday.
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1.13-M     Normal Retirement Date
“Normal Retirement Date” means the first day of the month coinciding with or next following a Participant’s Normal Retirement Age.
1.14-M     Pension
“Pension” means a series of monthly amounts which are payable to a person who is entitled to receive benefits under this Exhibit M.
1.15-M     Prior Plan
“Prior Plan” means the Raytheon Company Pension Plan For Salaried Employees as in effect on November 9, 2004.
1.16-M     Retirement Age Factor
“Retirement Age Factor” means the applicable factor to be used in Section 5.1-M(a)(2)(i) in determining the Participant’s benefit based on the Participant’s year of birth. Such Retirement Age Factor shall be .0065 for Participants born on or after January 1, 1955; .0070 for Participants born after December 31, 1937 and before January 1, 1955, and .0075 for Participants born on or before December 31, 1937. Such factors shall be reduced in accordance with the table set forth in Appendix A for the number of months that the Participant’s Annuity Starting Date precedes his Normal Payment Start Date.
1.17-M     Service
“Service” means a person’s period or periods of employment as an Employee used in determining eligibility for and the amount of benefits as described in Article II-M hereof.
1.18-M     Service Computation Year
“Service Computation Year” means the 12-month period used in determining Service credit in accordance with Article II-M hereof beginning with the Employee’s first Hour of Service and each 12-month period beginning with the anniversary of the Employee’s first Hour of Service.
1.19-M     Severance from Service Date
“Severance from Service Date” means the date the Participant retires, quits (including the expiration of a Leave of Absence), is discharged or dies, or (if later) the 12-month anniversary of the date the Participant is absent from Service for any reason other than a Leave of Absence.
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1.20-M     Social Security Retirement Age
“Social Security Retirement Age” means for an individual born before January 1, 1938, age 65; for an individual born on or after January 1, 1938, and on or before December 31, 1954, age 66; and for an individual born after December 31, 1954, age 67.
1.21-M     Social Security Wage Base
“Social Security Wage Base” means the earnings subject to taxation for Social Security purposes each year up to the maximum amount of earnings that could be subject to OASDI taxation.
1.22-M     Temporary Layoff
“Temporary Layoff” means an absence from employment under circumstances of reduced employment requirements in which the Employer, through its normal documentation, expresses its intent to recall the Employee within six months not including (unless otherwise determined by the Employer) any period of such absence in excess of six months.
ARTICLE II-M - SERVICE CREDIT
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2.1-M     Vesting Service
Vesting Service is the period of employment used in determining eligibility for benefits. A year of Vesting Service is 12 months of service. For this purpose, “service” means that period of time beginning on the date an Employee is first credited with an Hour of Service with the Employer and ending on the Employee’s Severance from Service Date; provided that an Employee shall not be entitled to Vesting Service credit for any periods of employment prior to his attainment of age 18. A Participant’s Vesting Service shall include Vesting Service credited to the Participant under the Prior Plan as of November 9, 2004. Notwithstanding any other provision to the contrary, a Participant who terminates employment due to a reduction in force will receive Vesting Service until the first anniversary of the date of the reduction in force or the date the participant begins receiving a Pension.
2.2-M     Benefit Service
Benefit Service is the period of employment used in determining the amount of Pension benefits. An Employee’s total Benefit Service shall be the length of the following periods (including partial credit for fractions of a year) accruing after the date the Employee became a Participant:
(a)    The number of years and completed days (each completed day to be deemed to be one three hundred and sixty fifth of a year) of employment (including any period of a Leave of Absence) with the Employer thereafter in Covered Employment, beginning with the date the Employee becomes a Participant;
(b)    The first 12 months of any approved absence, including absence by reason of vacation, holiday, sickness, disability, layoff, if at the beginning of such absence, the Employee was in Covered Employment;
(c)    The first 12 months of any absence (not already counted under (a) or (b) above) by reason of pregnancy of the Employee, birth of the Employee’s child, placement of a child with the Employee in connection with the adoption of such child by such Employee, and absence for purposes of caring for such a child for a period beginning immediately following such birth or placement, if at the beginning of such absence, the Employee was in Covered Employment.
Anything to the contrary in this Section notwithstanding, for Employees whose pay is not determined on the basis of certain amounts for each hour worked and who have entered into an agreement with their Employer to work a schedule that is more than 20 but less than 40 hours per week, Benefit Service shall equal the fraction obtained when the Employee’s Hours of Service during the Plan Year is divided by 2080.
A year of Benefit Service credit shall be given for each 365-day period, beginning with the first day that the Employee becomes a Participant, which elapses while the Employee is entitled to Benefit Service credit under the above provisions of this Section.
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Appropriate partial year credit will be given for any such period which is less than 365 days in length.
A Participant’s Benefit Service shall include Benefit Service credited to the Participant under the Prior Plan as of November 9, 2004.
2.3-M     Break in Service
A Participant’s total Break in Service under this Section shall be the length of time from the Participant’s Severance from Service Date until the date he again performs an Hour of Service.

ARTICLE III-M - PARTICIPATION REQUIREMENTS
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3.1-M     Participation
This Exhibit M shall apply only to those individuals (1) who, on November 9, 2004, were participants in the Prior Plan and whose benefits were determined under Exhibit E of the Prior Plan, (2) became Employees of the Employer on November 10, 2004, and (3) for whom assets and liabilities with respect to their benefits under the Prior Plan were transferred to this Plan.
ARTICLE IV-M - REQUIREMENTS AND COMMENCEMENT
DATE FOR PENSION BENEFITS
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4.1-M     Normal Pension
An Employee who is a Participant hereunder shall have a non-forfeitable right to his Accrued Pension upon his attainment of his Normal Retirement Age. If his employment with the Employer and all Affiliated Companies is terminated on or after his Normal Retirement Age and on or before his Normal Retirement Date, payment of his Accrued Pension shall be as a Normal Pension, commencing as of his Normal Payment Start Date.
4.2-M     Late Pension
A Participant who meets the requirements for a Normal Pension, except that he continues in employment with the Employer or any Affiliated Company beyond his Normal Retirement Date, shall be eligible for a Late Pension upon his actual retirement. Payment of such a Late Pension shall commence as of the Participant’s Earliest Payment Start Date.
4.3-M     Early Pension
A Participant shall be eligible for an Early Pension if his employment with the Employer and all Affiliated Companies is terminated (a) on or after his 60th birthday and before his Normal Retirement Age, provided he has completed five or more years of Vesting Service (b) or on or after his 55th birthday and before his Normal Retirement Age, provided he has completed 20 or more years of Vesting Service, and also provided he is not eligible to receive a Disability Pension hereunder. Payment of an Early Pension shall commence as of the Participant’s Normal Payment Start Date if he is then living; however, if the Participant requests the commencement of his Early Pension as of the Participant’s Earliest Payment Start Date, or the beginning of any month following his Earliest Payment Start Date, but prior to his Normal Payment Start Date, his Pension shall commence as of the beginning of such month, but the amount thereof shall be subject to reduction as provided in Section 5.3-M. Any election to begin Pension payments before the Normal Payment Start Date must be filed with the Administrator before the effective date of the first Pension payment. Notwithstanding the foregoing, a Participant who terminates employment as a result of a reduction in force on or after July 1, 2016 and on or before July 30, 2016 and who has attained age 54 and completed 20 or more years of Vesting Service as of his date of termination shall be eligible for an Early Pension commencing as of the first day of the month on or after the Participant’s attainment of age 55. Notwithstanding the foregoing, a Participant who terminates employment as a result of a reduction in force due to operational relocation on or after January 1, 2018 and on or before December 31, 2019 and who has attained age 54 and completed 20 or more years of Vesting Service as of his date of termination shall be eligible for an Early Pension commencing as of the first day of the month on or after the Participant’s attainment of age 55.
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4.4-M     Disability Pension
An Employee who is a Participant hereunder shall be eligible for a Disability Pension if his employment with the Employer and all Affiliated Companies is terminated by reason of Disability before his Annuity Starting Date, provided he has completed five or more years of Vesting Service.
Payment of a Disability Pension shall commence on the Employee’s Normal Payment Start Date if he is then living, taking into account the special crediting provisions in Section 5.4M.
4.5-M     Deferred Vested Pension
Any Employee who is a Participant hereunder shall be eligible for a Deferred Vested Pension, if his employment with the Employer and all Affiliated Companies is terminated, for reasons other than death or Normal, Late, Early or Disability Retirement, on or after the date he completes five years of Vesting Service Credit.
Payment of a Deferred Vested Pension shall commence as of the Employee’s Normal Payment Start Date if he is then living; provided he has terminated employment with the Employer and all Affiliated Companies. However, if a Participant who terminates employment and is eligible for a Deferred Vested Pension requests the commencement of his Deferred Vested Pension as of his Earliest Payment Start Date, or the beginning of any month following his Earliest Payment Start Date, his Pension shall commence as of the first day of the month so requested, but the amount thereof shall be reduced as provided in Section 5.5-M.
Upon termination of employment under this Section, an Employee will immediately forfeit any amount of Pension in which he is not vested under this Section. Any such terminated Employees who have only a zero vested Accrued Pension in the Plan at the time of such termination will be deemed to have received an immediate distribution of such zero vested Accrued Benefit.
ARTICLE V-M - NORMAL, LATE, EARLY AND
DEFERRED VESTED PENSIONS
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5.1-M     Normal Pension
The amount of a Participant’s Normal Pension as of his Normal Retirement Date shall be an annual Pension, payable in monthly installments, equal to the greatest of (a), (b), or (c) where those amounts are as defined further in this Section. In accordance with Section 411 of the Code, the monthly Pension of a Participant payable at or after his Normal Retirement Date shall be the greater of the amount determined above and the greatest monthly Pension that would have been payable if that Participant had elected any earlier date as of his Annuity Starting Date.
(a)    (1) minus (2) below:
(1)    1.5% of a Participant’s Average Credited Earnings multiplied by the Participant’s number of years (and completed days as a fraction of a year) of Benefit Service completed on or before December 31, 2018; minus
(2)    an amount equal to (A) multiplied by (B), with the result multiplied by (C), as set forth below:
(A)    the Participant’s Retirement Age Factor multiplied by the Participant’s Final Average Earnings;
(B)    the lesser of (i) or (ii):
(i)    35 years; or
(ii)    (I) or (II) as applicable.
(I)    as to an Employee who terminates employment prior to or coincident with his Normal Retirement Date, the number of years (and fractions thereof) of a Participant’s Benefit Service the Participant would have accumulated at his Normal Retirement Date if his Covered Employment with the Employer had continued uninterrupted until that date; or
(II)    as to a Participant who continues in employment beyond his Normal Retirement Date, the number of years (and fractions thereof) accumulated at his actual retirement date.
(C)    the lesser of (i) or (ii):
(i)    one; or
(ii)    a fraction the numerator of which is the Participant’s numbers of years (and fractions
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thereof) of Benefit Service completed on or before December 31, 2018 and the denominator of which is the number of years (and fractions thereof) of Benefit Service he would have accumulated if his Covered Employment with the Employer had continued uninterrupted until his Normal Retirement Date.
(b)    $84.00 multiplied by the Participant’s years of Benefit Service completed on or before December 31, 2018;
(c)    as to any Participant who was a Former TI Employee, an amount equal to (1) plus (2):
(1)    his benefit accrued under the TI Pension Plan as of December 31, 1988; plus
(2)    (A) minus (B):
(A)    an amount determined under Section 5.1-M(a)(1) considering only his years of Benefit Service earned on or after January 1, 1989 and on or before December 31, 2018 under the TI Pension Plan and this Plan; minus
(B)    an amount determined in accordance with Section 5.1-M(a)(2), but reducing the 35 years (but not below zero) in Section 5.1M(a)(2)(B)(i) by the number of years (and fractions thereof) of Benefit Service completed prior to January 1, 1989 and by considering in Section 5.1-M(a)(2)(B)(ii) or 5.1-M(a)(2)(C)(ii) such Benefit Service on or after January 1, 1989 and, with respect to Section 5.1-M(a)(2)(C)(ii), on or before December 31, 2018.
For a Participant who was a Former TI Employee and whose compensation (as defined in the TI Pension Plan) was in excess of $150,000 for any year prior to January 1, 1994, in no event shall the total Accrued Benefit payable for the total period of Benefit Service credit for such Former TI Employee be less than the accrued benefit earned under the TI Pension Plan on December 31, 1993 by such Participant plus the total accrued benefit earned under the TI Pension Plan, and this Plan based on Benefit Service earned after December 31, 1993 and on or before December 31, 2018 under this Plan and the TI Pension Plan and reducing the 35 years (but not below zero) in Section 5.1-M(a)(2)(B)(i) (by the final fractions thereof) of years of Benefit Service completed under the TI Pension Plan prior to January 1, 1994, and by considering in Section 5.1-M(a)(2)(B)(ii) or Section 5.1M(a)(2)(C)(ii) such Benefit Service, on or after January 1, 1994 and, with respect to Section 5.1-M(a)(2)(C)(ii), on or before December 31, 2018.
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(d)    If a Participant has an Hour of Service on December 31, 2018, the Participant’s accrued benefit determined under this Section 5.1-M at any time after December 31, 2018 shall not be less than the accrued benefit under this Section 5.1M determined as of December 31, 2018.
5.2-M     Late Pension
An Employee who meets the requirements for a Late Pension shall receive an annual amount, payable in monthly installments, which shall be computed as for a Normal Pension in accordance with the provisions of Section 5.1-M hereof, considering his Average Compensation up to the date of his actual retirement and Benefit Service up to the earlier of the date of his actual retirement or December 31, 2018.
5.3-M     Early Pension
An Employee who meets the requirements for an Early Pension shall receive an annual amount payable in monthly installments, determined in accordance with Section 5.1-M above.
If payment of an Early Pension commences prior to the Employee’s Normal Payment Start Date, the Participant’s Retirement Age Factor at commencement of Pension payments shall be substituted for the Participant’s Retirement Age Factor at Normal Retirement Date in Section 5.1-M(a)(2)(A) or 5.1-M(c)(2)(B), as applicable. The amount determined under Section 5.1-M(a)(2), 5.1-M(b), or 5.1-M(c)(1) shall be reduced by one-third of one percent (.3333%) for each of the first 60 months and seven twenty-fourths of one percent (.2917%) for each of the next 60 months by which the starting date of Pension payments precedes the Employee’s Normal Payment Start Date.
5.4-M     Disability Pension
An Employee who meets the requirements for a Disability Pension shall receive an annual amount payable beginning at Normal Retirement Age and in monthly installments, which shall be computed in the same manner as a Normal Pension; provided, however, that if the Disability occurred on or before December 31, 2013:
(a)    such an Employee shall be deemed to have accrued the Benefit Service he would have accumulated if his employment with the Employer had continued uninterrupted until his Normal Retirement Date, or if earlier, the date he elects to commence an Early Pension;
(b)    for purposes of determining his Average Credited Earnings, he shall be deemed to have earned Compensation during the period from the date of his termination of employment due to Disability to his Normal Retirement Date, or if earlier, the date he elects to commence an Early Pension at a rate equal to the rate he was earning as of the date of his termination of employment due to Disability; and
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(c)    such Employee’s Final Average Earnings shall be determined as of the date of his termination of employment with the Employer and all Affiliated Companies due to Disability.
5.5-M     Deferred Vested Pension
An Employee who meets the requirements for a Deferred Vested Pension shall be eligible to receive at any time after Termination of Employment an annual amount, payable in monthly installments of the Employee’s Accrued Pension, which Accrued Pension shall be computed in the same manner as an Early Pension.
If the Annuity Starting Date for a Deferred Vested Pension precedes the Employee’s Normal Retirement Date, the amount of that Deferred Vested Pension shall be Actuarially Equivalent to the Pension payable beginning at the Normal Payment Start Date.
Notwithstanding the above:
(a)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Deferred Vested Pension on Termination of Employment is not more than $1,000, it s hall be paid as soon as administratively feasible following Termination of Employment in the form of a lump sum
(b)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Deferred Vested Pension on Termination of Employment is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Deferred Vested Pension as soon as administratively feasible following Termination of Employment in the form of a lump sum.
(c)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Deferred Vested Pension on Termination of Employment is more than $5,000 but not more than $20,000, the Participant may elect to receive payment of his or her Deferred Vested Pension as soon as administratively feasible following Termination of Employment in the form of either (a) a lump sum or (b) a Single Life Annuity described in Section 6.1-M if the Participant is not married on termination of employment or the 50% Joint and Survivor Annuity described in Section 6.3-M if the participant is married on termination of employment. An election under this paragraph (3) to receive a lump sum payment shall be subject to the notice and consent requirements of Section C-4.8.
5.6-M     Benefits Not Decreased Due to PostTermination Social Security Increase
No benefit which an Employee is eligible to receive under this Plan shall be decreased by reason of any increase in a benefit level or wage base under Title II of the Social Security Act which takes place after the Employee’s Severance From Service Date.
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5.7-M      Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit M after December 31, 2019.

ARTICLE VI-M - FORMS OF PAYMENT
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6.1-M     Normal Form of Pension Single Life Annuity
Unless the 50% Joint and Survivor Annuity in Section 6.2-M or an alternate form in Section 6.3-M is applicable, any Pension will be paid as a Single Life Annuity. Under this form of Pension, monthly payments are made to the Participant during the remaining life of the Participant.
6.2-M     50% Joint and Survivor Annuity
Unless an election to the contrary is in effect, a Participant who is married on his Annuity Starting Date shall be paid his Pension in the form of a 50% Joint and Survivor Annuity. Under this form, an adjusted amount shall be paid to the Participant for his lifetime; and the spouse (to whom the Participant was married on his Annuity Starting Date), if surviving at the Participant’s death, shall receive thereafter for life a monthly Pension of 50% of the adjusted monthly amount paid to the Participant. The adjusted amount payable to the Participant shall be determined so that the Pension payments expected to be made to the Participant and his spouse is the Actuarial Equivalent of the Single Life Annuity. The last payment shall be made for the month in which occurs the death of the last surviving of the Participant and his spouse. After the death of the Participant who has elected to receive a benefit under this Section, such Participant’s spouse may elect to receive the Actuarially Equivalent lump sum value of the benefit payable to such spouse.
6.3-M     Optional Forms of Distribution
Any Participant who is a benefit recipient hereunder may elect, during the 90 days prior to his Normal Payment Start Date, or Earliest Payment Start Date, as applicable, a Benefit payable in accordance with one or more of the options set forth below, in an Actuarially Equivalent amount, in lieu of the Benefit to which he is otherwise entitled.
(a)    100% Joint and Survivor Annuity. Only the spouse may be named as Beneficiary under this option. Under this form, payments are made in the same manner as described in Section 6.2-M but with the monthly Pension continued to the spouse being the same as the monthly Pension payable to the Participant.
(b)    75% Joint and Survivor Annuity. Only the spouse may be named as Beneficiary under this option. Under this form, payments are made in the same manner as described in Section 6.2-M but with the monthly Pension continued to the spouse being 75% of the monthly Pension payable to the Participant.
(c)    Period Certain and Continuous Annuity. Under this form, the Participant will receive a Pension payable for his lifetime; however, if he dies after his Pension commenced but before receiving a guaranteed number of monthly payments (which shall be 120 or 60 but not to exceed the months of life expectancy of the Participant and his Beneficiary at the date of commencement), then monthly payments, in the same amount, will continue to his Beneficiary, or Beneficiaries, until the total number of payments made (including those to the Participant and
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those to the Beneficiary, or Beneficiaries) equals such guaranteed number; provided that such Beneficiary shall be eligible to elect to receive the remainder of such monthly payments in an Actuarially Equivalent lump sum. If the Beneficiary or Beneficiaries, should die before such total guaranteed number of payments have been made, the remaining payments will be made to the estate of such Beneficiary, or Beneficiaries (or, if designated by the Participant, to a secondary Beneficiary or Beneficiaries), either in an Actuarially Equivalent single sum, payable immediately, or as a continuation of the monthly payments, as selected by the Beneficiary or Beneficiaries.
(d)    Single Life Annuity. Under this form, the Participant will receive a Pension payable only for his further lifetime.
(e)    Lump Sum Payment. Under this form, the Participant will receive a single sum payment in cash.
ARTICLE VII-M - DEATH BENEFITS
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7.1-M     Pre-Retirement Survivor Benefit
A Pre-Retirement Survivor benefit shall be payable to the spouse or Beneficiary of an Employee who dies while employed by the Employer or an Affiliated Company and who is a Participant hereunder at the time of his death, provided that the Employee is vested in any Pension at the time of death. The spouse or Beneficiary shall elect a payment commencement date (which must be the first day of a month) that is not later than the Employee’s Normal Payment Start Date, except that, (a) if the spouse or Beneficiary fails to make such an election, payments shall commence as of the Employee’s Normal Payment Start Date and (b) if the Employee’s death is on or after his Normal Payment Start Date, commencement to the spouse or Beneficiary will be as of the first day of the Participant’s Earliest Payment Start Date.
The monthly amount and manner of payment of such Pension shall be determined as though the Employee had terminated employment on the date of his death under the Deferred Vested, Early, Optional Early, Normal, or Late Pension provisions of this Plan, whichever is applicable, and was to receive the 50% Joint and Survivor Annuity described in Section 6.2-M with payments commencing to the Employee on the day prior to the spouse’s payment commencement date with the Employee’s death occurring the day of commencement.
In the event that the Participant designates a Beneficiary or Beneficiaries other than the spouse to receive the benefit payable under this Section 7.1-M, the Beneficiary shall be deemed to be the joint annuitant for purposes of calculating the amount of the benefit payable as an annuity and shall be deemed to be the same age as the Participant for purposes of determining the benefit if the benefit is payable as a lump sum. In the event that the Participant has designated more than one Beneficiary, the lump sum value of the above benefit shall be equally divided among the Beneficiaries or divided in the percentage selected by the deceased Participant if such election has been made. If the benefit is to be paid in the form of an annuity, the annuity shall be Actuarially Equivalent to the above lump sum value based upon the actual age of the Beneficiary.
Notwithstanding the foregoing, the spouse or Beneficiary entitled to a benefit under this Section may elect to receive such payment in the form of an Actuarially Equivalent lump sum payment. In the event that the Participant dies and is not survived by a spouse or a designated Beneficiary, the Actuarially Equivalent lump sum amount of the benefit determined under this Section 7.1-M (determined as though the Participant was survived by a joint annuitant of the same age as the Participant) shall be payable to the Participant’s estate.
Anything in the Plan to the contrary notwithstanding, in lieu of any other benefit payable under the Plan, if a Participant dies after completing an election for a lump sum distribution, but prior to his Annuity Starting Date, the spouse of such Participant (if such Participant was married on the date of his death) shall receive a single life annuity equal to the Actuarial Equivalent of the lump sum distribution payable to the Participant, provided however that the spouse may elect to receive such death benefit in the form of a
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        Pension Plan - Exhibit M9043806.3

lump sum. If such a Participant is not married, or if the Participant dies after his Annuity Starting Date but before the lump sum distribution has been made, then in lieu of any other benefit payable under the Plan, the lump sum distribution shall be paid in accordance with Section C-1.7 of the General Provisions.
7.2-M     Post-Termination Death Benefit After Normal, Late or Early Retirement
(a)    Before Annuity Starting Date. If an Employee retires under the Normal, Late or Early Pension provisions of this Plan and dies before his Annuity Starting Date, then, subject to the last paragraph of Section 7.1-M, a pre-commencement survivor benefit shall be payable to the spouse or Beneficiary of the Participant if surviving at the Participant’s death.
The spouse or Beneficiary shall elect a payment commencement date (which must be the first day of a month) that is not later than the Employee’s Normal Payment Start Date, except that, (1) if the spouse fails to make such an election, payments shall commence as of the Employee’s Normal Payment Start Date and (2) if the Employee’s death is on or after his Normal Payment Start Date, commencement to the spouse or designated Beneficiary shall be as of the Participant’s Earliest Payment Start Date.
The monthly amount and manner of payment of such Pension shall be determined as though such retired Employee’s Pension commenced on the day prior to the spouse’s payment commencement date in the form of the 50% Joint and Survivor Annuity described in Section 6.2-M hereof.
In the event that the Participant designates a Beneficiary other than the spouse to receive the benefit payable under this Section 7.2-M, the Beneficiary shall be deemed to be joint annuitant for purposes of calculating the amount of the benefit payable if the benefit is payable as an annuity and shall be deemed to be the same age as the Participant for purposes of determining the benefit if the benefit is payable as a lump sum. In the event that the Participant has designated more than one Beneficiary, the lump sum value of the above benefit shall be equally divided among the Beneficiaries or divided in the percentage selected by the deceased Participant if such election has been made. If the benefit is to be paid in the form of an annuity, the annuity shall be Actuarially Equivalent to the above lump sum value based upon the actual age of the Beneficiary.
Notwithstanding the foregoing, the spouse or Beneficiary entitled to a benefit under this Section 7.2-M may elect to receive such payment in the form of an Actuarially Equivalent lump sum payment. In the event that the Participant dies and is not survived by a spouse or Beneficiary, the Actuarially Equivalent lump sum amount of the benefit determined under this Section 7.2-M (determined as though the Participant was survived by a joint annuitant of the same age as the Participant) shall be payable to the Participant’s estate.
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        Pension Plan - Exhibit M9043806.3

(b)    After Annuity Starting Date. Subject to the last paragraph of Section 7.1-M, the death benefit, if any, payable after a Participant’s Annuity Starting Date shall be determined according to the form of payment payable to the retired Employee under Article VI-M hereof.
7.3-M     Post-Termination Death Benefit After Disability Retirement
(a)    Before Annuity Starting Date. If a Participant retires under the Disability Pension provisions of this Plan and dies while vested hereunder before his Annuity Starting Date, subject to the last paragraph of Section 7.1-M, a pre-commencement survivor benefit shall be payable to the spouse or Beneficiary of the Participant if surviving at the Participant’s death.
The spouse or Beneficiary shall elect a payment commencement date (which must be the first day of a month after the election) is made that is not later than the Participant’s Normal Payment Start Date, except that (1) if the spouse or Beneficiary fails to make such an election, payments shall commence as of the Employee’s Normal Payment Start Date and (2) if the Participant’s death is on or after his Normal Payment Start Date, commencement to the spouse or Beneficiary shall be as of the first day of the next month following the Participant’s death.
The monthly amount and manner of payment of such Pension shall be the same as would have been applicable had the Participant terminated employment at the time of his death under the Deferred Vested provisions of this Plan and had not elected a form of payment.
(b)    After Annuity Starting Date. Subject to the last paragraph of Section 7.1-M, the death benefit, if any, payable on or after the Participant entitled to a Disability Pension hereunder has reached his Annuity Starting Date shall be determined according to the form of benefit elected by the Disabled Participant under Article VI-M hereof.
7.4-M     Post-Termination Death Benefit After Deferred Vested Termination
(a)    Before Annuity Starting Date. If an Participant’s employment terminates under the Deferred Vested Pension provisions of this Plan, and he dies while he is entitled to such Pension, but before his Annuity Starting Date, subject to the last paragraph of Section 7.1-M, a pre-commencement survivor benefit shall be payable to the spouse or Beneficiary of the Participant if surviving at the Participant’s death.
The spouse or Beneficiary shall elect a payment commencement date (which must be the first day of a month) that is not later than the Participant’s Normal Payment Start Date, except that (1) if the spouse or designated Beneficiary fails to make such an election, payments shall commence as of the Participant’s Normal Retirement Date and (2) if the Participant’s death is on or after his Normal
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        Pension Plan - Exhibit M9043806.3

Payment Start Date, commencement to the spouse or Beneficiary shall be as of the first day of the next month following the Participant’s death.
The monthly amount and manner of payment of such Pension shall be determined as though the Participant had at his death, commenced to receive his Pension in the form of the 50% Joint and Survivor Annuity described in Section 6.2-M hereof with his death occurring on the day after commencement.
(b)    After Annuity Starting Date. Subject to the last paragraph of Section 7.1-M, the death benefit, if any, payable on or after the Participant’s Annuity Starting Date for his Deferred Vested Pension shall be determined according to the form of benefit the terminated Participant elected under Article VI-M hereof.

APPENDIX A-M - RETIREMENT AGE FACTORS FOR PARTICIPANTS BORN ON OR AFTER JANUARY 1, 1955
ADDITIONAL MONTHS EARLY
No. of Years Early	0	1	2	3	4	5	6	7	8	9	10	11
0	0.6500	0.6458	0.6417	0.6375	0.6333	0.6292	0.6250	0.6208	0.6167	0.6125	0.6083	0.6042
1	0.6000	0.5958	0.5917	0.5875	0.5833	0.5792	0.5750	0.5708	0.5667	0.5625	0.5583	0.5542
2	0.5500	0.5458	0.5417	0.5375	0.5333	0.5292	0.5250	0.5208	0.5167	0.5125	0.5083	0.5042
3	0.5000	0.4979	0.4958	0.4938	0.4917	0.4896	0.4875	0.4854	0.4833	0.4813	0.4792	0.4771
4	0.4750	0.4729	0.4708	0.4688	0.4667	0.4646	0.4625	0.4604	0.4583	0.4563	0.4542	0.4521
5	0.4500	0.4479	0.4458	0.4438	0.4417	0.4396	0.4375	0.4354	0.4333	0.4313	0.4292	0.4271
6	0.4250	0.4229	0.4208	0.4188	0.4167	0.4146	0.4125	0.4104	0.4083	0.4063	0.4042	0.4021
7	0.4000	0.3979	0.3958	0.3938	0.3917	0.3896	0.3875	0.3854	0.3833	0.3813	0.3792	0.3771
8	0.3750	0.3724	0.3698	0.3673	0.3647	0.3621	0.3595	0.3569	0.3543	0.3518	0.3492	0.3466
9	0.3440	0.3417	0.3393	0.3370	0.3347	0.3323	0.3300	0.3277	0.3253	0.3230	0.3207	0.3183
10	0.3160

* In order to calculate Retirement Age Factors, the numbers above should be multiplied by .01.
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        Pension Plan - Exhibit M9043806.3

L3HARRIS LINK SIMULATION AND TRAINING PENSION PLAN

Exhibit N - Former Participants in the
L-3 Communications Infrared Products Retirement Plan
(Exhibit E – Former Participants in the
Raytheon Non-Bargaining Pension Plan – Non-Contributory Benefit Structure)

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        Pension Plan - Exhibit M9043806.3

9043848.3

ACTIVE 262127863

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        Pension Plan - Exhibit N9043848.3

ACTIVE 262127863

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    Pension Plan – Exhibit N
ACTIVE 262127863

ARTICLE I-N - DEFINITIONS
Whenever used in this Exhibit N, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural and any masculine terminology shall be deemed to refer to either a male or a female.

1.1-N    Accrued Benefit
“Accrued Benefit” means the Participant’s Normal Retirement Benefit based upon the Participant’s Benefit Accrual Service accumulated to date and the Participant’s Compensation.
1.2-N    Actuarial Equivalent or Actuarially Equivalent
“Actuarial Equivalent or Actuarially Equivalent” means the equivalent of a given Benefit or a given amount payable under an Optional Forms of Retirement Distribution, determined conclusively by or under direction of the Administrator based upon the interest rate and the table of adjusted mortality rates determined as follows:
(a)    Except as provided in subsection (b),
(1)    For each Plan Year, the interest rate shall be 100% of the interest rate that would be used by the Pension Benefit Guaranty Corporation for lump sums for the October 1st preceding such year or for the December 1st following such October 1st if lesser, and
(2)    The table of adjusted mortality rates is a table of ages and corresponding annual mortality rates. The mortality rates are calculated by combining 80% of the rate for males and 20% of the rate for females from the 1971 Group Annuity Mortality Table. The attained age of the Participant in the Year in which benefits commence shall be used to determine the mortality rate.
(b)    For purposes of determining the amount of the Optional Forms of Retirement Distribution payable in a lump sum form of payment, the interest rate and mortality assumption shall be determined in accordance with Appendix C, Section C-1.2(b).
1.3-N    Benefit Accrual Service
“Benefit Accrual Service” means:
(a)    The total, expressed in years and fractional years, of those Accounting Months (treating each Accounting Month as one-twelfth year) for any part or all of which the Participant was employed by the Employer as an Eligible Employee, excluding those Accounting Months for the Participant did not receive Compensation from the Employer. If a Participant has a Separation from Service
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    Pension Plan – Exhibit N
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for any reason prior to having a Vested Benefit, the unvested Benefit, as well as the Benefit Accrual Service relating thereto, shall be disregarded on the date when the number of the Participant’s consecutive Breaks in Service equals the greater of (1) five (5), or (2) the aggregate number of Years of Vesting Service before such consecutive Breaks in Service.
(b)    A Participant’s Benefit Accrual Service shall include his Benefit Accrual Service credited under the Prior Plan as of November 9, 2004.
1.4-N    Break in Service
“Break in Service” means a Period of Severance of at least 12 consecutive months. For purposes hereof, a “Period of Severance” is the period of time commencing on the Severance from Service Date and ending on the date on which an Employee again performs an Hour of Service.
1.5-N    Compensation
“Compensation” of a Participant for any Plan Year means:
(a)    (except as provided in subsection (b)) his regular base pay, shift differentials, sick leave or paid time-off allowance pay, payment for overtime hours, vacation actually taken, holiday, bereavement or personal leave, jury duty, military training pay when such payments are made by the Employer (or paid by a governmental agency and used as an offset by the Employer), sales commissions, and performance-based bonuses, but
(b)    shall exclude any compensation paid or not paid by the Employer (unless specifically included in paragraph (a)), payments for vacation not taken, pay for sick time not taken, tax differentials, retainers, insurance benefits, hazard area premium, domestic field and foreign service allowances, supplemental foreign service premiums, allowances for post, quarters, education, dual housing and home leave, profit sharing payments or public or private retirement payments, contributions (except Employee contributions) or benefits, company paid premiums, capture and detention pay, sea duty premium, flight duty pay, compensable travel pay, benefits from the L3 Technologies, Inc. Deferred Compensation Plan, severance pay, and any other special payments or allowances not specifically included in subsection (a).
1.6-N    Continuous Service
“Continuous Service” means:
(a)    An Employee’s period as an Employee of the Employer or an Affiliated Company in any positions or classifications but excluding other periods of unpaid absence while an Employee, excludable under the Employer personnel policy consistently
9043754.3

applied. No such period of unpaid absence, however, shall be considered to be a break in Continuous Service. Continuous Service shall be broken by a Separation from Service under which the Employee has no recall rights.
(b)    A Participant’s Continuous Service shall include Continuous Service credited under the Prior Plan as of November 9, 2004.
1.7-N    Covered Compensation
“Covered Compensation” means for any Plan Year, the average (without indexing) of the Social Security Taxable Wage Base in effect for each calendar year during the 35-year period ending with the calendar year in which a Participant attains or will attain his Social Security Retirement Date. In determining a Participant’s Covered Compensation for a Plan Year, the Social Security Taxable Wage Base for the current and any subsequent Plan Year shall be assumed to be the same as in effect for the Plan Year for which the determination is being made. A Participant’s Covered Compensation for any Plan Year after the 35-year period is the Covered Compensation for the Plan Year in which the Participant attained Social Security Retirement Date. A Participant’s Covered Compensation shall be automatically adjusted for each Plan Year in accordance with this Section.
1.8-N    Death Benefit
“Death Benefit” means the Benefit provided following the death of a Participant determined under Section 3.8-N.
1.9-N    Early Retirement Benefit
“Early Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 3.4-N.
1.10-N    Early Retirement Date
“Early Retirement Date” means the first day of a month before a Participant’s or Former Participant’s Normal Retirement Date so designated in advance by a Participant or Former Participant who at the time of his Separation from Service has attained his 55th birthday and completed five years of Vesting Service. Such a Participant or Former Participant who has a Separation from Service by resignation or discharge may treat such resignation or discharge as a retirement and may treat the first day of any month next following the date of such resignation or discharge as his Early Retirement Date. A Participant or Former Participant who has five years of Vesting Service and has a Separation from Service before his 55th birthday may elect Early Retirement, effective on or after his 55th birthday. The designated effective date of such election shall be his Early Retirement Date, and his Benefit shall be determined as provided in Section 3.9-N for a Vested Retirement Benefit.
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    Pension Plan – Exhibit N
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1.11-N    Eligible Employee
“Eligible Employee” means a salaried Employee who is eligible for coverage under the Plan in accordance with Section 2.1-N.
1.12-N    Final Average Monthly Compensation
“Final Average Monthly Compensation” means:
(a)    One-twelfth (1/12th) of the amount determined by dividing:
(1)    the Participant’s aggregate Compensation attributed to either:
(A)     the five highest of his last ten qualifying twelve-Accounting-Month periods in which the aggregate Compensation is the highest, or
(B)     if he has fewer than five qualifying twelve-month Accounting-Month periods, then all of such periods, by
(2)    the number of twelve-Accounting-Month periods taken into account under paragraph (1).
(b)    For purposes of this Section, a Participant’s qualifying twelve Accounting-Month periods are the twelve-month periods ending on the last day of the month in which the Participant incurs a Separation from Service and on the same day in any prior year, provided that the Participant had at least one Hour of Service in the twelve months preceding that day.
(c)    If, in any qualifying twelve-Accounting-Month period, a Participant is not credited with the lesser of either 2,080 hours or the number of hours he would have had during such period had he worked during the entire period at his regularly scheduled number of hours per week, then the Participant’s Compensation will be adjusted or grossed-up as follows. For purposes of this Section, the Compensation attributed to a Participant with respect to any qualifying twelve-Accounting-Month period shall be the sum of:
(1)    the Compensation paid during such period (excluding bonuses and incentive compensation payments of any kind) multiplied by a fraction (not less than one), the numerator of which shall be the lesser of:
(A)     2,080, or
(B)     the number of Hours of Service he would have had during such period had he worked during the entire period at his regularly scheduled number of hours per week and the denominator of which shall be equal to his total actual Hours of Service in such period
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    Pension Plan – Exhibit N
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less his Hours of Service resulting from the payment of vacation not taken in such period; plus
(2)    any performance-based bonuses and incentive compensation payments excluded in paragraph (1) that otherwise would be treated as Compensation.
(d)    If a Participant or Former Participant is re-Nmployed by the Employer or an Affiliated Company after incurring a Separation from Service followed by a five-year period during which he does not perform an Hour of Service, the Compensation and Accounting Months before and after such Separation from Service will not be aggregated for purposes of calculating Final Average Monthly Compensation, but will be calculated separately and multiplied by the Benefit Accrual Service attributable to the separate periods of employment for purposes of determining the Participant’s Benefit.
(e)    Accounting Month means the month, or four-week or five-week period, regularly used by the Employer for its payroll records.
1.13-N    Joint and Survivor Annuity
“Joint and Survivor Annuity” means the form of Benefit payable to or with respect to a Participant or Former Participant under Section 3.11-N.
1.14-N    Late Retirement
“Late Retirement” means a Participant’s or Former Participant’s retirement upon his Late Retirement Date.
1.15-N    Late Retirement Benefit
“Late Retirement Benefit” means a Participant’s or Former Participant’s Benefit payable to or with respect to him under Section 3.6-N.
1.16-N    Normal Retirement Benefit
“Normal Retirement Benefit” means the Benefit payable to or with respect to a Participant or Former Participant under Section 3.2-N.
1.17-N    Normal Retirement Date
“Normal Retirement Date” means the first day of the month coinciding with or immediately following the Participant’s 65th birthday.
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    Pension Plan – Exhibit N
ACTIVE 262127863

1.18-N    Optional Forms of Retirement Distribution
“Optional Forms of Retirement Distribution” means the optional form of Benefit payable to or with respect to a Participant or Former Participant under Section 3.10-N.
1.19-N    Prior Plan
“Prior Plan” means the Raytheon Non-Bargaining Retirement Plan as in effect on November 9, 2004.
1.20-N    Separation from Service
“Separation from Service” means:
(a)    An Employee’s resignation, quit, discharge, layoff (other than a temporary layoff), death, or Early, Normal or Late Retirement from the Employer and all Affiliated Companies.
(b)    A leave of absence, (whether paid or unpaid) authorized by the Employer, a vacation period, a temporary layoff, or a transfer to an Affiliated Company shall not constitute a Separation from Service; provided, however, that:
(1)    continuation upon a temporary layoff for a period in excess of the maximum period for temporary layoffs, shall be considered a layoff effective as of the end of such specified period; and
(2)    failure to return to work upon expiration of any leave of absence, vacation, or temporary layoff shall be considered a quit effective as of the expiration of such leave of absence, vacation, or temporary layoff.
1.21-N    Severance from Service Date
“Severance from Service Date” means the date on which the Employee retires, quits, is discharged or dies, or if earlier, the 12-consecutive month anniversary of the date on which the Employee is otherwise first absent from service with the Employer or an Affiliated Company. Notwithstanding the preceding sentence, the Severance from Service Date of an Employee who is absent from service for maternity or paternity reasons shall not be any earlier than the second anniversary of the first day of such absence. For purposes hereof, an absence from service for maternity or paternity reasons means an absence by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement.
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    Pension Plan – Exhibit N
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1.22-N    Social Security Taxable Wage Base
“Social Security Taxable Wage Base” means the contribution and benefit limit in effect under Section 3121(a) of the Code.
1.23-N    Vested Retirement Benefit
“Vested Retirement Benefit” means the Benefit which is non-forfeitable in accordance with Section 3.9-N.
1.24-N    Year of Vesting Service
“Year of Vesting Service” means:
(a)    Twelve months of Service. Years of Vesting Service (including partial Years of Vesting Service counting months and days) shall be aggregated for purposes of determining whether a Participant has a vested interest hereunder on his Severance from Service Date, even though such years may not have been consecutive; provided, however, for an Employee who has a Severance from Service Date prior to being Vested, Years of Vesting Service before any period of consecutive Breaks in Service shall not be required to be taken into account if the number of consecutive Breaks in Service within such period equals or exceeds the greater of five, or the aggregate number of Years of Vesting Service before such period.
(b)    For purposes of subsection (a), “Service” means that period of time beginning on the date an Employee is first credited with an Hour of Service with the Employer or an Affiliated Company and ending on the Employee’s Severance from Service Date. In addition, if an Employee incurs a Separation from Service and is reemployed within 12 consecutive months by the Employer or an Affiliated Company, his Service shall also include all days between his Severance from Service Date and his subsequent reemployment. An Employee’s Service shall be expressed in months and days and shall be measured in cumulative whole month increments (with 30 days equal to one month) which shall be credited to the Employee for each full month of Service prior to a Severance from Service Date.
(c)    A Participant’s Service shall include Service credited under the Prior Plan as of November 9, 2004.
ARTICLE II-N - ELIGIBILITY
2.1-N    Requirements for Participation
This Exhibit N shall apply only to those individuals (1) who, on November 9, 2004, were participants in the Prior Plan and whose benefits were determined under Exhibit B of the Prior Plan, (2) became Employees of the Employer on November 10, 2004, and (3) for
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    Pension Plan – Exhibit N
ACTIVE 262127863

whom assets and liabilities with respect to their benefits under the Prior Plan were transferred to this Plan.
2.2-N    Forfeitures
If a Participant has a Separation from Service for any reason prior to being Vested, his unvested Accrued Benefit shall be forfeited when the number of his consecutive Breaks in Service equals the greater of (a) five or (b) the aggregate number of Years of Vesting Service before such consecutive Breaks in Service.
ARTICLE III-N - RETIREMENT, TERMINATION OR DEATH
3.1-N    Normal Retirement.
A Participant or Former Participant shall be entitled to Normal Retirement Benefits hereunder on his Normal Retirement Date, unless the Participant or Former Participant elects his Early Retirement Benefit or Late Retirement Benefit.
3.2-N    Normal Retirement Benefit
A Participant or Former Participant who retires on his Normal Retirement Date shall receive a Normal Retirement Benefit, which, subject to the provisions of the Optional Forms of Retirement Distribution and Joint and Survivor Annuity, shall equal a monthly payment on the first day of each month commencing with his Normal Retirement Date and ending with the last such payment before his death equal to (a) minus (b) plus (c), subject to (d) where (a), (b), (c) and (d) are described below:
(a)    The product of:
(1)    the factor of .015,
(2)    that portion of his Benefit Accrual Service which is included in the first 35 years of Total Benefit Accrual Service, and
(3)    his Final Average Monthly Compensation; minus
(b)    The product of:
(1)    the factor of .006,
(2)    that portion of his Benefit Accrual Service which is included in the first 35 years of Total Benefit Accrual Service, and
(3)    his Final Average Monthly Compensation not in excess of Covered Compensation; plus
(c)    The product of:
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    Pension Plan – Exhibit N
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(1)    the factor of .005,
(2)    that portion of his Benefit Accrual Service which is included in the Total Benefit Accrual Service in excess of 35 years, and
(3)    his Final Average Monthly Compensation.
(d)    The Benefit defined in subsections (a), (b) and (c) of this Section shall be reduced if either (1) the Participant’s or Former Participant’s Normal Retirement Date precedes his Social Security Retirement Date and the Participant or Former Participant has less than ten years of Continuous Service as of his Normal Retirement Date, or (2) the Participant’s or Former Participant’s Normal Retirement Date precedes his Social Security Retirement Date by more than three (3) years. The reduced Normal Retirement Benefit, if applicable, shall equal the greater of (A) the Actuarial Equivalent of the amount otherwise payable as of his Social Security Retirement Date, and (B) the amount otherwise payable, reduced by 0.5% for each month the Participant’s or Former Participant’s Normal Retirement Date precedes his Social Security Retirement Date. If a Participant or Former Participant who incurs a Separation from Service followed by five consecutive Breaks in Service is rehired (not recalled or reinstated) by the Employer, then the Final Average Monthly Compensation and the Benefit Accrual Service before and after such Separation from Service will not be aggregated for purposes of calculating his Normal Retirement Benefit, but the Normal Retirement Benefit will be calculated separately for each such period of employment.
3.3-N    Early Retirement
A Participant or Former Participant shall be entitled to his Early Retirement Benefit hereunder on his Early Retirement Date.
3.4-N    Early Retirement Benefit
A Participant who has a Vested Accrued Benefit and who retires on his Early Retirement Date shall receive an Early Retirement Benefit which, subject to the provisions of the Optional Forms of Retirement Distribution and the Joint and Survivor Annuity and the vesting provisions of Section 3.10-N, shall consist of a monthly payment on the first day of each calendar month commencing with his Early Retirement Date and ending with the last such payment before his death. The monthly payment shall equal the greater of (a) the Actuarial Equivalent at his Annuity Starting Date of the benefit payable at his Social Security Retirement Date, defined in Section 3.2-N(a) through (c), and (b) the benefit defined in Section 3.2-N(a) through (c), reduced by .0.5% for each month the Annuity Starting Date precedes his Social Security Retirement Date, except there shall be no reduction under (a) and (b) above for a Participant who at the time of his Separation from Service is within three years of Social Security Retirement Date or older and has ten or more years of Continuous Service.
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    Pension Plan – Exhibit N
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3.5-N    Late Retirement
A Participant or Former Participant shall be entitled to his Late Retirement Benefit hereunder on his Late Retirement Date, or on his Annuity Starting Date if occurring later than his Normal Retirement Date.
3.6-N    Late Retirement Benefit
A Participant or Former Participant who retires on his Late Retirement Date shall receive a Late Retirement Benefit which, subject to the provisions of the Optional Forms of Retirement Distribution and the Joint and Survivor Annuity, shall consist of a monthly payment on the first day of each calendar month commencing with his Late Retirement Date, and ending with the last such payment before his death, equal to his Normal Retirement Benefit but with Benefit Accrual Service, Covered Compensation and Final Average Monthly Compensation determined as of his Late Retirement Date.
3.7-N    Actuarial Equivalence
The Participant’s or Former Participant’s Optional Forms of Retirement Distribution or the Joint and Survivor Annuity Benefit shall be the Actuarial Equivalent of his Early, Normal, or Late Retirement Benefit, such Actuarial Equivalent being computed as of his Annuity Starting Date.
3.8-N    Death Benefit
(a)    If a Participant or Former Participant is age 55 or older, is entitled to a Vested Retirement Benefit, has a Separation from Service due to his death, or has a Separation from Service because of retirement but dies prior to the first day of the month coinciding with or next following retirement within which the initial payment of any benefit is or would be payable to him, and leaves a surviving spouse, then regardless of whether such spouse is designated as his sole primary Beneficiary, such spouse shall receive a monthly payment on the first day of each calendar month commencing with the month following the month of such Participant’s or Former Participant’s death, and continuing through the month of such spouse’s death, in an amount equal to the Preretirement Survivor Annuity as described in subsection (d).
(b)    Unless the provisions of 3.9-N(a) apply, if a Participant or Former Participant dies with a Vested Retirement Benefit and such death is prior to the due date of the first monthly Benefit payable to him under the Plan and if he leaves a surviving spouse, then regardless of whether such spouse is designated as his sole primary Beneficiary, such spouse shall receive the Preretirement Survivor Annuity described in subsection (d).
(c)    Notwithstanding any provision herein to the contrary, if a married Former Participant who is eligible to commence Benefits under this Plan dies within 60 days of
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    Pension Plan – Exhibit N
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electing Benefits to commence, but before such Benefits have actually commenced, the Former Participant’s surviving spouse may elect to receive the Benefits in the form elected by the Former Participant or to receive the Death Benefits otherwise prescribed in this Section.
(d)    A Preretirement Survivor Annuity is a survivor annuity for the life of the surviving spouse of the Participant or Former Participant under which the periodic payments to the surviving spouse are not less than the periodic payments that would be payable under the Joint and Survivor Annuity (or the Actuarial Equivalent thereof) if:
(1)    In the case of such a Participant or Former Participant who dies after reaching his Early Retirement Date, the Participant or Former Participant had retired with an immediate 100% Joint and Survivor Annuity, or
(2)    In the case of such a Participant or Former Participant who dies before the date on which he would have attained his Early Retirement Date, by assuming the Participant or Former Participant had a Separation from Service on or prior to the date of death, had survived to his Early Retirement Date, had commenced to receive payments under an immediate 50% Joint and Survivor Annuity at his Early Retirement Date, and had died on the day after the day on which he would have attained his Early Retirement Date.
3.9-N    Vested Retirement Benefit
Each Participant or Former Participant shall be entitled to a Vested Retirement Benefit in the amount provided in this Section. In the event of his Separation from Service prior to his Normal Retirement Date, except for the Joint and Survivor Annuity and the Death Benefit, such Participant or Former Participant shall upon his Normal Retirement Date become entitled to a Normal or Optional Forms of Retirement Distribution, or upon his Early Retirement Date may receive an Early or Optional Form of Retirement Distribution, as he shall elect, or in the absence of such election, as determined under the provisions of the Normal Retirement Benefit, the Optional Forms of Retirement Distribution and Joint and Survivor Annuity, all in an amount Actuarially Equivalent to that percentage of his Accrued Benefit determined on the basis of his Years of Vesting Service as follows:
            Years of Vesting                 Vested
             Service                    Percentage

             Less than 5                     0%
             5 or more                     100%

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    Pension Plan – Exhibit N
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A Participant’s or Former Participant’s Accrued Benefit to the extent not forfeited under Section 2.2-N or paid as a Death Benefit shall become 100% vested if he is then employed by the Employer or an Affiliated Company on his 65th birthday.
Notwithstanding the above:
(1)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Deferred Vested Pension on Termination of Employment is not more than $1,000, it shall be paid as soon as administratively feasible following Termination of Employment in the form of a lump sum
(2)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Deferred Vested Pension on Termination of Employment is more than $1,000 but not more than $5,000, the Participant may elect to receive payment of his or her Deferred Vested Pension as soon as administratively feasible following Termination of Employment in the form of a lump sum.
(3)    If the Actuarial Equivalent of the Participant’s or Former Participant’s Deferred Vested Pension on Termination of Employment is more than $5,000 but not more than $20,000, the Participant may elect, with spousal consent if applicable to receive payment of his or her Deferred Vested Pension as soon as administratively feasible following Termination of Employment in the form of either (a) a lump sum or (b) a single life annuity if the Participant is not married on termination of employment or the Joint and Survivor Annuity described in Section 3.11-N if the Participant or Former Participant is married on termination of employment. An election under this paragraph (3) to receive a lump sum payment shall be subject to the notice and consent requirements of Section C-4.8.
3.10-N    Optional Forms of Retirement Distribution
A Participant or Former Participant who is entitled to receive a Normal, Early, or Late Retirement Benefit and who is married as of his Annuity Starting Date shall receive the 50% Joint and Survivor Annuity with his spouse as Contingent Annuitant unless he elects not to receive such annuity, elects instead to receive a distribution in accordance with subsections (a) or (b), and his spouse consents in writing to such election. A Participant or Former Participant to whom a Joint and Survivor Annuity does not apply and who makes no election under this Section shall receive a Benefit in accordance with subsection (a). A Participant or Former Participant may not make or change an election hereunder after his Annuity Starting Date. A Participant or Former Participant may elect to receive his Benefit in accordance with subsection (b) (1), (2), (3) or (4):
(a)    A Normal, Early or Late Retirement Benefit, as the case may be,
(b)    A Benefit consisting of monthly payments commencing on his Annuity Starting Date:
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    Pension Plan – Exhibit N
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(1)    in the form of a joint and survivor annuity payable to the Participant or Former Participant for his life, and monthly payments to his Contingent Annuitant for life (in amounts as selected by the Participant or Former Participant equal to a survivor annuity of 50%, 75% or 100% of the monthly amount paid to such Participant or Former Participant), or
(2)    in the form of a period certain and continuous annuity payable to the Participant or Former Participant and his Beneficiaries over the later of a period certain for a guaranteed number of payments of ten years or the life of the Participant or Former Participant; or
(3)    in the form of a period certain only annuity to the Participant or Former Participant and his Beneficiaries for a period certain for a guaranteed number of payments (for a period as selected by the Participant or Former Participant of 10 or 15 years); or
(4)    in the form of a lump sum payment if the Actuarial Equivalent value of the benefit is more than $5,000 but not more than $20,000.
(c)    If a Participant or Former Participant dies after his Annuity Starting Date, the remaining portion of his Benefit, if any, may continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant’s or Former Participant’s death to the Contingent Annuitant, if surviving the Participant or Former Participant, or otherwise to the Participant’s or Former Participant’s designated primary Beneficiary; provided, however, that if the primary Beneficiary is the estate of the Participant or Former Participant, or if the primary Beneficiary dies before receiving all of the payments due him under the Plan, the remaining portion of his Benefit will be distributed in a lump sum to either the Participant’s or Former Participant’s contingent Beneficiary who survives the Participant or Former Participant or otherwise to the estate of the Participant or Former Participant, as applicable. If a Participant or Former Participant dies before his Annuity Starting Date, the Participant’s or Former Participant’s entire Benefit will be limited to, and distributed as, a Death Benefit in accordance with Section 3.8-N.
3.11-N    Joint and Survivor Annuity
(a)    Notwithstanding anything in the Plan to the contrary, the Benefit, if any, of a Participant or Former Participant commencing on his Annuity Starting Date shall be a Joint and Survivor Annuity, as described in subsection (b), if
(1)    he was married on his Annuity Starting Date, and
(2)    he has not otherwise elected an Optional Form of Retirement Distribution with the consent of his spouse.
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    Pension Plan – Exhibit N
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(b)    The Joint and Survivor Annuity of a Participant or Former Participant shall be a Benefit, reduced as provided in subsection (c), consisting of monthly payments to him beginning on his Annuity Starting Date and ending with the calendar month in which his death occurs with the provision that, if he dies after his Annuity Starting Date and is survived by the spouse to whom he was married on his Annuity Starting Date, such spouse shall receive monthly payments of 50% of such reduced Benefit adjusted, beginning on the first day of the calendar month next following his death and ending with the calendar month in which such spouse dies.
(c)    The reduced Benefit payable under this Section to a Participant or Former Participant during his lifetime shall be at a monthly rate such that his Joint and Survivor Annuity is the Actuarial Equivalent of his Early, Normal or Late Retirement Benefit.
3.12-N    Termination of Benefit Accruals
Notwithstanding any provision of the Plan to the contrary, no additional benefits will accrue under this Exhibit N after December 31, 2019.
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    Pension Plan – Exhibit N
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